                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/X/  Preliminary Proxy Statement
/_/  Confidential, For Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
/_/  Definitive Proxy Statement
/_/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to ss. 240.14a-12

                             EVERLAST WORLDWIDE INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/_/   No fee required.

/X/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each  class of  securities  to which  transaction  applies:
            COMMON STOCK, $.002 PAR VALUE PER SHARE, OF EVERLAST WORLDWIDE INC.

      2)    Aggregate  number  of  securities  to  which  transaction   applies:
            [4,080,023]  SHARES OF COMMON  STOCK,  OPTIONS TO  PURCHASE  727,870
            SHARES OF COMMON  STOCK,  WARRANTS  TO  PURCHASE  290,197  SHARES OF
            COMMON STOCK, AND 17,833 SHARES OF RESTRICTED STOCK.

      3)    Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (Set forth the amount on which the  filing is  calculated  and state  how it was  determined):  THE
            FILING FEE WAS DETERMINED BY MULTIPLYING  .0000307 BY THE SUM OF (I)
            $[134,640,759],  WHICH IS THE  PRODUCT  OF  [4,080,023]  OUTSTANDING
            SHARES OF  EVERLAST  WORLDWIDE  INC.  COMMON  STOCK  AND THE  MERGER
            CONSIDERATION  OF $33.00 PER SHARE,  (II)  $17,053,994  WHICH IS THE
            PRODUCT OF OUTSTANDING  OPTIONS TO PURCHASE 727,870 SHARES OF COMMON
            STOCK AND $23.43,  WHICH IS THE AMOUNT EQUAL TO THE EXCESS OF $33.00
            PER SHARE OVER THE WEIGHTED AVERAGE EXERCISE PRICE PER SHARE OF SUCH
            OUTSTANDING  OPTIONS,  (III)  $6,340,804,  WHICH IS THE  PRODUCT  OF
            OUTSTANDING  WARRANTS TO PURCHASE 290,197 SHARES OF COMMON STOCK AND
            $21.85,  WHICH IS THE AMOUNT EQUAL TO THE EXCESS OF $33.00 PER SHARE
            OVER  THE  WEIGHTED   AVERAGE  EXERCISE  PRICE  PER  SHARE  OF  SUCH
            OUTSTANDING  WARRANTS,  AND (IV)  $588,489,  WHICH IS THE PRODUCT OF
            17,833 SHARES OF RESTRICTED  STOCK AND THE MERGER  CONSIDERATION  OF
            $33.00 PER SHARE.

      4)    Proposed maximum aggregate value of transaction: $158,624,046

      5)    Total fee paid: $4,870

/_/   Fee paid previously with preliminary materials.

/X/   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify the previous filing by registration  statement number, or the form or schedule and the date of its filing.

      1) Amount Previously Paid: $3,751
      2) Form,  Schedule or Registration  Statement No.:  SCHEDULE 14A, FILE NO.
         000-25918
      3) Filing Party: EVERLAST WORLDWIDE INC.
      4) Date Filed: JUNE 15, 2007

                             EVERLAST WORLDWIDE INC.
                            1350 BROADWAY, SUITE 2300
                            NEW YORK, NEW YORK 10018

                                ----------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON [______], 2007

                                ----------------

Dear Stockholder:

      You are cordially invited to attend a special meeting of the stockholders of Everlast Worldwide Inc.  The special meeting will be held on
[______], 2007 at [___]:00 [__].m., [______] Time, at [______].

      At the special meeting, you will be asked to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of June 28,
2007, as amended by Amendment No. 1 to the Agreement and Plan of Merger,
dated as of June 29, 2007, among Brands Holdings Limited, a private company limited by shares incorporated in England and Wales, EWI Acquisition, Inc., a
Delaware corporation and a wholly owned subsidiary of Brands Holdings Limited and Everlast Worldwide Inc., a Delaware corporation.  Pursuant to the merger agreement, each issued and outstanding share of common stock, $.002 par value, of Everlast Worldwide Inc. not held by Brands Holdings Limited, EWI
Acquisition, Inc. or by Everlast Worldwide Inc., or by Everlast Worldwide
Inc.'s stockholders who perfect their appraisal rights under Delaware law, will be converted into the right to receive $33.00 per share in cash.  As part of the merger agreement, EWI Acquisition, Inc. will merge with and into
Everlast Worldwide Inc. with Everlast Worldwide Inc. being the surviving corporation in the merger.  As a result of the merger, Everlast Worldwide
Inc. will cease to be a publicly traded company.

      Our board of directors has unanimously determined that the merger and the merger agreement are advisable and are fair to us and our stockholders, and in our best interest and the best interest of our stockholders. Accordingly, the board of directors has unanimously approved the merger agreement. THE BOARD OF
DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER
AGREEMENT AT THE SPECIAL MEETING AND "FOR" THE APPROVAL OF THE ADJOURNMENT OF
THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

      We cannot consummate the merger unless holders of a majority of the outstanding shares of our common stock entitled to vote approve the merger agreement.

      YOUR VOTE IS EXTREMELY IMPORTANT. We ask that you either promptly sign, date and return the enclosed proxy card in the envelope provided without delay or promptly submit your proxy by telephone or over the Internet following the instructions on the proxy card, even if you plan to attend the special meeting.

      This proxy statement and the form of the proxy are first being sent to the stockholders on or about [______], 2007.

                                           By Order of the Board of Directors

                                                    Seth A. Horowitz
                                          President and Chief Executive Officer

                             EVERLAST WORLDWIDE INC.
                            1350 BROADWAY, SUITE 2300
                            NEW YORK, NEW YORK 10018

                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                                 [______], 2007

                                ----------------

      Notice is hereby given that a special meeting of the stockholders of
Everlast Worldwide Inc. will be held at [______], on [______], 2007 at
[__].m., [______] Time.  The special meeting is being held for the following purposes:

      1.    To consider and vote upon a proposal to adopt the Agreement and
            Plan of Merger, dated as of June 28, 2007, as amended by
            Amendment No. 1 to the Agreement and Plan of Merger, dated as of
            June 29, 2007, among Brands Holdings Limited, a private company limited by shares incorporated in England and Wales, EWI
            Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Brands Holdings Limited and Everlast Worldwide
            Inc., a Delaware corporation, pursuant to which, each issued and outstanding share of common stock, $.002 par value, of Everlast
            Worldwide Inc. not held by Brands Holdings Limited, EWI
            Acquisition, Inc. or Everlast Worldwide Inc., or by Everlast
            Worldwide Inc.'s stockholders who perfect their appraisal rights under Delaware law, will be converted into the right to receive
            $33.00 per share in cash and EWI Acquisition, Inc. will
            thereafter merge with and into Everlast Worldwide Inc. with
            Everlast Worldwide Inc. being the surviving corporation in the merger;

      2.    To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the merger agreement; and

      3.    To transact such other business as may properly come before the special meeting or any adjournment thereof.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
ADOPTION OF THE MERGER AGREEMENT AND "FOR" THE APPROVAL OF THE ADJOURNMENT OF
THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

      The proxy statement accompanying this notice provides a more complete description of the matters to be acted upon at the special meeting. Stockholders of record at the close of business on July 26, 2007 are entitled to receive notice of and to vote at the special meeting and any adjournment thereof. A list of such stockholders will be available for examination by any stockholder for any purpose related to the special meeting during ordinary business hours at
Everlast Worldwide Inc., 1350 Broadway, Suite 2300, New York, New York 10018,
during the 10-day period preceding the special meeting.

      In order to approve the merger agreement, holders of a majority of the outstanding shares of our common stock entitled to vote must vote in favor of adopting the merger agreement.

      All stockholders are cordially invited to attend the special meeting.
Whether or not you expect to attend, please sign and return the enclosed proxy card promptly in the envelope provided or promptly submit your proxy by telephone or over the Internet following the instructions on the proxy card. You may revoke your proxy and vote in person at the special meeting if you desire.
IF YOU FAIL TO VOTE IN PERSON OR BY PROXY, OR ABSTAIN FROM VOTING, IT WILL HAVE
EXACTLY THE SAME EFFECT AS VOTING AGAINST ADOPTING THE MERGER AGREEMENT.

                                           By Order of the Board of Directors

                                                    Seth A. Horowitz
                                          President and Chief Executive Officer

   Structure of the Transactions and Consideration to be Received by

                                       i

MARKET PRICE OF EVERLAST WORLDWIDE INC. COMMON STOCK AND DIVIDEND

Annex A     Agreement and Plan of Merger, dated as of June 28, 2007, among
            Brands Holdings Limited, EWI Acquisition, Inc. and Everlast
            Worldwide Inc.
Annex B     Amendment No. 1 to Agreement and Plan of Merger, dated as of June
            29, 2007, by and among Brands Holdings Limited, EWI Acquisition,
            Inc. and Everlast Worldwide Inc.
Annex C     Opinion of Piper Jaffray & Co.
Annex D     Section 262 of the Delaware General Corporation Law

                                       ii

                               SUMMARY TERM SHEET

      THIS SUMMARY TERM SHEET HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY
STATEMENT ABOUT THE PROPOSED TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT
AND THE SPECIAL MEETING AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS
IMPORTANT TO YOU AS A STOCKHOLDER OF EVERLAST WORLDWIDE INC. ACCORDINGLY, WE
ENCOURAGE YOU TO READ CAREFULLY THIS ENTIRE DOCUMENT AND THE OTHER DOCUMENTS TO
WHICH WE REFER YOU.

      AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT, EACH
ISSUED AND OUTSTANDING SHARE OF COMMON STOCK OF EVERLAST WORLDWIDE INC. NOT HELD
BY BRANDS HOLDINGS LIMITED, EWI ACQUISITION, INC. OR BY US, OR BY OUR
STOCKHOLDERS WHO PERFECT THEIR APPRAISAL RIGHTS UNDER DELAWARE LAW, WILL BE
CONVERTED INTO THE RIGHT TO RECEIVE $33.00 PER SHARE IN CASH. AS PART OF THE
MERGER AGREEMENT, EWI ACQUISITION, INC. WILL MERGE WITH AND INTO EVERLAST
WORLDWIDE INC. WITH EVERLAST WORLDWIDE INC. BEING THE SURVIVING CORPORATION IN
THE MERGER. AS A RESULT OF THE MERGER, EVERLAST WORLDWIDE INC. WILL CEASE TO BE
A PUBLICLY TRADED COMPANY.

      REFERENCES IN THIS PROXY STATEMENT TO "EVERLAST," "WE," "OUR," "OUR
COMPANY" AND "US" MEAN, UNLESS THE CONTEXT INDICATES OTHERWISE, EVERLAST
WORLDWIDE INC. AND ITS SUBSIDIARIES; ALL REFERENCES TO "PARENT" REFER TO BRANDS
HOLDINGS LIMITED; ALL REFERENCES TO "MERGER SUB" REFER TO EWI ACQUISITION, INC.;
ALL REFERENCES TO "MERGER AGREEMENT" REFER TO THE AGREEMENT AND PLAN OF MERGER,
DATED AS OF JUNE 28, 2007, AMONG BRANDS HOLDINGS LIMITED, EWI ACQUISITION, INC.
AND EVERLAST WORLDWIDE INC., AS AMENDED BY AMENDMENT NO. 1 TO THE AGREEMENT AND
PLAN OF MERGER, DATED AS OF JUNE 29, 2007, BY AND AMONG BRANDS HOLDINGS LIMITED,
EWI ACQUISITION, INC. AND EVERLAST WORLDWIDE INC., AND AS IT MAY BE FURTHER
AMENDED FROM TIME TO TIME; ALL REFERENCES TO "AMENDMENT NO. 1 TO THE MERGER
AGREEMENT" REFER TO AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER, DATED
AS OF JUNE 29, 2007, BY AND AMONG BRANDS HOLDINGS LIMITED, EWI ACQUISITION, INC.
AND EVERLAST WORLDWIDE INC.; COPIES OF THE MERGER AGREEMENT (WITHOUT AMENDMENT
NO. 1) AND AMENDMENT NO. 1 TO THE MERGER AGREEMENT ARE ATTACHED AS ANNEX A AND
B, RESPECTIVELY, TO THIS PROXY STATEMENT; ALL REFERENCES TO THE "MERGER" REFER
TO THE MERGER OF MERGER SUB WITH AND INTO US PURSUANT TO THE MERGER AGREEMENT;
AND ALL REFERENCES TO THE "TRANSACTIONS" REFER TO THE MERGER AND ANY OTHER
TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT.

RECENT DEVELOPMENTS

      ON JUNE 1, 2007, WE ENTERED INTO A MERGER AGREEMENT WITH HIDARY GROUP
ACQUISITIONS, LLC AND HIDARY GROUP ACQUISITIONS, INC. (WHICH WE REFER TO HEREIN
AS THE "PRIOR MERGER AGREEMENT") AND PURSUANT TO WHICH OUR STOCKHOLDERS WOULD
RECEIVE $26.50 PER SHARE IN MERGER CONSIDERATION. ON JUNE 15, 2007, WE FILED A
PROXY STATEMENT WITH THE SECURITIES AND EXCHANGE COMMISSION IN RESPECT OF THE
PRIOR MERGER AGREEMENT. THE PRIOR MERGER AGREEMENT PROVIDED FOR A 30-DAY
"GO-SHOP" PERIOD DURING WHICH TIME, WE WERE PERMITTED TO SOLICIT AND ENCOURAGE
ACQUISITION PROPOSALS FOR THE COMPANY. ON JUNE 21, 2007, PARENT SUBMITTED AN
ACQUISITION PROPOSAL, PROVIDING FOR PER SHARE MERGER CONSIDERATION OF $30.00 PER
SHARE, THAT WE DETERMINED WAS SUPERIOR TO THE TRANSACTIONS CONTEMPLATED BY THE
PRIOR MERGER AGREEMENT. ACCORDINGLY, ON JUNE 28, 2007, WE PAID HIDARY GROUP
ACQUISITIONS, LLC A TERMINATION FEE OF $3,000,000 (AS CONTEMPLATED BY THE PRIOR
MERGER AGREEMENT), TERMINATED THE PRIOR MERGER AGREEMENT IN ACCORDANCE WITH ITS
TERMS AND ENTERED INTO THE MERGER AGREEMENT WITH PARENT. ON JUNE 29, 2007,
FOLLOWING RECEIPT OF AN ACQUISITION PROPOSAL FROM THE PARTIES TO THE PRIOR
MERGER AGREEMENT PROVIDING FOR MERGER CONSIDERATION OF $31.25 PER SHARE, PARENT
OFFERED TO AMEND THE TERMS OF THE MERGER AGREEMENT TO INCREASE THE MERGER
CONSIDERATION TO $33.00 PER SHARE. ACCORDINGLY, ON JUNE 29, 2007, WE ENTERED
INTO AMENDMENT NO.1.

THE COMPANIES (PAGE [______])

      EVERLAST WORLDWIDE INC.
      1350 Broadway, Suite 2300
      New York, New York 10018
      (212) 239-0990

      Everlast Worldwide Inc. is a designer, manufacturer and marketer of boxing and fitness related sporting goods equipment under the Everlast brand name and a worldwide licensor of the Everlast brand for apparel, footwear, sporting goods equipment and other active lifestyle products and accessories.

      BRANDS HOLDINGS LIMITED
      Unit A, Brook Park, Meadow Lane
      Shirebrook, Mansfield
      NH20 8RY
      United Kingdom
      +44-8708-387101

      Brands Holdings Limited is a wholly-owned subsidiary of Sports Direct
International plc, a sports retailer based in the United Kingdom and the owner of several internationally recognized sports and leisure brands. Sports Direct
International plc offers a wide range of branded sports and leisure apparel, replica kit, footwear and sports equipment through its retail operations, and also operates an international wholesale and licensing business through its brands operations. Sports Direct International plc's ordinary shares are traded on the London Stock Exchange's main market.

      EWI ACQUISITION, INC.
      c/o Brands Holdings Limited
      Unit A, Brook Park, Meadow Lane
      Shirebrook, Mansfield
      NH20 8RY
      United Kingdom
      +44-8708-387101

      EWI Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Brands Holdings Limited, was formed solely for the purpose of effecting the merger and the transactions related to the Merger Agreement. It has not engaged in any business except in furtherance of this purpose.

THE SPECIAL MEETING (PAGE [______])

      DATE, TIME AND PLACE (PAGE [______])

      The special meeting will be held on [______], [______], 2007 at [______], located at [______], at [____] [__].m., [________] Time, to consider and vote upon proposals to adopt the Merger Agreement, to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the adoption of the Merger Agreement and to transact such other business as may properly come before the special meeting and any adjournment of the special meeting.

      RECORD DATE, SHARES ENTITLED TO VOTE AND QUORUM (PAGE [______])

      Only holders of record of our common stock at the close of business on
July 26, 2007, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting. On the record date, [4,254,023] shares of our common stock were issued and [4,080,023] shares of our common stock were outstanding and held by approximately [247] holders of record (with the difference of [174,000] shares of our common stock held by us in treasury). A quorum will be present at the special meeting if the holders of a majority of the outstanding shares of our common stock entitled to vote on the record date are represented in person or by proxy at the special meeting.

      VOTE REQUIRED; SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
      (PAGE [______])

      In order to approve the Merger Agreement, holders of a majority of the outstanding shares of our common stock entitled to vote must vote in favor of adopting the Merger Agreement. IF YOU WITHHOLD A VOTE OR ABSTAIN FROM VOTING ON
THE PROPOSAL FOR THE ADOPTION OF THE MERGER AGREEMENT, IT WILL HAVE THE SAME
EFFECT AS A VOTE "AGAINST" THE PROPOSAL. Approval of the proposal to adjourn the special meeting, if necessary or appropriate, requires the favorable vote of a majority of the votes cast at the special meeting, in person or by proxy, even if less than a quorum.

      As of the record date, our executive officers (who include Seth A.
Horowitz, our Chairman, President and Chief Executive Officer, Gary J. Dailey,
our Chief Financial Officer, Angelo V. Giusti, our Senior Vice President of
Sales and Secretary, Thomas K. Higgerson, our Senior Vice President of
Manufacturing and Distribution, Gerard J. deLisser, our Chief Merchandising
Officer and Mark R. Mackay, our Senior Vice President Global Licensing) as a
group and our directors (other than Seth A. Horowitz, our Chairman, President and Chief Executive Officer, who is also a director) as a group owned and were entitled to vote [689,155] shares and [152,651] shares, respectively, of our common stock, which represent approximately [16.9]% and [3.7]%, respectively, of our total common stock outstanding on that date. The amount of shares which our executive officers as a group owned and were entitled to vote as of the record date includes 515,941 shares held by Seth A. Horowitz as trustee for The Estate of George Q Horowitz. Other than Seth A. Horowitz, who remains bound by the
Hidary Voting Agreement with respect to the 169,514 shares of our common stock that he personally holds as described in the section entitled "Voting Agreement"
below, each of our directors and executive officers has indicated that he intends to vote in favor of the adoption of the Merger Agreement and for the approval of the adjournment, if necessary or appropriate, of the special meeting, but, in each case, has no obligation to do so other than as described in the section entitled "Voting Agreement."

      VOTING AGREEMENT (PAGE [______])

      Seth A. Horowitz remains obligated under the voting agreement, dated as of
June 4, 2007, by and among Hidary Group Acquisitions, LLC, Hidary Group
Acquisitions, Inc., Seth A. Horowitz and The Estate of George Q Horowitz, as
amended on June 19, 2007 (the "Hidary Voting Agreement"), to vote the 169,514 shares that he personally holds against any action, proposal, transaction or agreement involving our company or any of our subsidiaries that would reasonably be expected to, in any material respect, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the merger or other transactions contemplated by the Prior Merger Agreement because the Hidary Voting Agreement, with respect to such 169,514 shares, remains in effect for a period of one year following termination of the Prior Merger Agreement. The Hidary Voting Agreement
terminated with respect to the 515,941 shares of our common stock held by The
Estate of George Q Horowitz (approximately [12.6]% of our total common stock outstanding on the record date) upon the termination of the Prior Merger
Agreement. Upon the termination of the Hidary Voting Agreement with respect to
The Estate of George Q Horowitz and in connection with the Merger Agreement, The
Estate of George Q Horowitz entered into a voting agreement, dated as of June
28, 2007, with Parent and Merger Sub (the "Voting Agreement"). Pursuant to the
Voting Agreement, The Estate of George Q Horowitz has agreed, subject to specified exceptions, to vote or execute consents, as applicable, with respect to such shares of our common stock and any shares acquired after the date of the
Voting Agreement:

      o     in favor of the approval of the Merger Agreement and the
            transactions contemplated by the Merger Agreement;

      o     against any action, proposal, transaction or agreement involving our company or our subsidiaries that would reasonably be expected to, in any material respect, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the merger or the transactions contemplated by the Merger Agreement; and

      o     against any acquisition proposal other than an acquisition proposal made by Parent.

      The Voting Agreement terminates upon the earlier to occur of (1) the effective time of the merger, and (2) the termination of the Merger Agreement in accordance with the terms thereof.

      VOTING OF PROXIES  (PAGE [______])

      After carefully reading and considering the information contained in this proxy statement, you should either complete, date and sign the enclosed proxy card and mail the proxy card in the enclosed return envelope as soon as possible or promptly submit your proxy by telephone or over the Internet following the instructions on the proxy card so that your shares of common stock are represented at the special meeting, even if you plan to attend the special meeting in person. If you elect to submit your proxy by telephone or via the
Internet, you will need to provide the control number set forth on the enclosed proxy card upon which you will be provided the option to vote "for," "against,"
or "abstain" with respect to each of the proposals. IF NO SPECIFICATION IS

INDICATED, ALL OF YOUR SHARES OF COMMON STOCK REPRESENTED BY VALID PROXIES THAT
HAVE BEEN SUBMITTED WILL BE VOTED "FOR" THE ADOPTION OF THE MERGER AGREEMENT AND
"FOR" THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO
SOLICIT ADDITIONAL PROXIES.

      REVOCABILITY OF PROXIES (PAGE [______])

      Until your proxy is voted at the special meeting, you can revoke your proxy and change your vote in any of the following ways:

      o     by giving written notice of the revocation to our Secretary;

      o     by properly submitting another proxy by mail, telephone or the
            Internet, with a later date; or

      o     by voting in person at the special meeting (if your shares are registered directly on our books and not held through a broker, bank or other nominee).

      Your attendance at the special meeting will not in and of itself constitute a revocation of your proxy.

      If you have instructed your broker or other nominee to vote your shares, you must follow the procedures provided by your broker or nominee to change those instructions.

THE TRANSACTIONS (PAGE [______])

      CERTAIN EFFECTS OF THE TRANSACTIONS (PAGE [______])

      If the Merger Agreement is approved and adopted by our stockholders and the other conditions to closing are satisfied or, if permissible, waived, each issued and outstanding share of our common stock not held by Parent, Merger Sub or us, or by our stockholders who perfect their appraisal rights under Delaware law, will be converted into the right to receive $33.00 per share in cash. As part of the Merger Agreement, Merger Sub will merge with and into us with our company being the surviving corporation in the merger. As a result of the merger, we will cease to be a publicly traded company and thus you will cease to have any ownership interest in us and will not participate in any of our future earnings and growth or losses.

      REASONS FOR THE TRANSACTIONS (PAGE [______])

      Our board of directors has determined unanimously to recommend the adoption of the Merger Agreement based on its consideration of a number of factors, which are described in the section of this proxy statement entitled
"The Transactions--Reasons for the Transactions."

      RECOMMENDATION OF THE BOARD OF DIRECTORS (PAGE [______])

      On June 1, 2007, we entered into the Prior Merger Agreement, following the determination by our board of directors that such agreement and the merger contemplated thereby were advisable and fair to us and our stockholders. On June
21, 2007, we received an acquisition proposal from Parent that our board of directors determined to be a superior proposal (which proposal was amended on
June 29, 2007 to raise the per share price to be paid by Parent from $30.00 per share of our common stock to $33.00 per share). Accordingly, after careful consideration, the board of directors terminated the Prior Merger Agreement and has unanimously determined that the Merger Agreement and the merger are advisable and are fair to us and our stockholders, and in our best interest and the best interest of our stockholders and has unanimously approved the Merger
Agreement and the merger. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT AT THE SPECIAL MEETING AND "FOR"
THE APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR
APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

      OPINION DELIVERED TO THE BOARD OF DIRECTORS (PAGE [______])

      In connection with the transactions, the board of directors received a written opinion, dated June 28, 2007 and updated on June 29, 2007, from Piper
Jaffray & Co. as to the fairness to our stockholders, from a financial point of view and as of the date of the opinion, of the $33.00 per share merger consideration. The full text of Piper Jaffray & Co.'s written opinion is attached to this proxy statement as Annex C. We encourage you to read this opinion carefully in its entirety for a description of the assumptions made, procedures followed, matters considered and limitations on the review undertaken. The opinion was provided to the board of directors in connection with its evaluation of the $33.00 per share merger consideration to be received by our stockholders and relates only to the fairness to our stockholders, from a financial point of view and as of June 29, 2007, of the $33.00 per share merger consideration. The opinion does not address any other terms, aspects or implications of the transactions and does not constitute a recommendation to any stockholder as to how such stockholder should vote or act on any matter relating to the proposed transactions.

      BACKGROUND OF THE TRANSACTIONS (PAGE [______])

      The section of the proxy statement entitled "The Transactions--Background of the Transactions" contains a description of the process that we undertook with respect to reaching a definitive merger agreement with Parent and Merger
Sub, and includes a discussion of our contacts and discussions with Parent and its affiliates that led to the Merger Agreement.

      FINANCING FOR THE TRANSACTIONS; SOURCE AND AMOUNTS OF FUNDS (PAGE [______])

      The consummation of the transactions contemplated by the Merger Agreement is not conditioned on Parent obtaining financing. The total amount of funds required by Parent to pay the consideration for the merger and to pay related fees and expenses, is estimated to be approximately $182,000,000. Sports Direct
International plc, Parent's London Stock Exchange-listed parent, has agreed to guarantee Parent's payment obligations under the Merger Agreement. The foregoing estimate of the funds required to pay the merger consideration and related fees and expenses does not take into account the results of the exercise by stockholders of dissenters' rights under Delaware law which may result in their receipt of consideration less than, more than or equal to the merger consideration which would have been payable to them under the terms of the
Merger Agreement.

      MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES (PAGE [______])

      Holders of our common stock that exchange all of their shares of our common stock for cash (either pursuant to the Merger Agreement or as a result of perfecting their appraisal rights) will recognize gain or loss on the exchange in an amount equal to the difference between the amount of the cash received and that holder's adjusted tax basis in the shares of our common stock exchanged therefor.

      INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS (PAGE [______])

      When considering our board of directors' unanimous recommendation that our stockholders vote in favor of the adoption of the Merger Agreement, you should be aware that some of our directors and executive officers have interests in the transactions that are different from, or in addition to, the interests of our stockholders. See "The Transactions--Interests of Certain Persons in the
Transactions" for a description of such interests that may be different from, or in addition to, the interests of our stockholders.

      Our board of directors knew about these additional interests and considered them, among other matters, when it approved the Merger Agreement and determined that the merger and the Merger Agreement are advisable and are fair to us and our stockholders, and in our best interest and the best interest of our stockholders.

      APPRAISAL OR DISSENTERS' RIGHTS (PAGE [______])

      Under Delaware law, our stockholders are entitled to appraisal rights in connection with the transactions. To exercise appraisal rights, you must:

      o     before the taking of the vote on the proposal to approve the
            Merger Agreement, deliver to us a written demand for appraisal;

      o     NOT vote in favor of the proposal to approve the Merger
            Agreement; and

      o     comply with other procedures as is required by Section 262 of the
            General Corporation Law of the State of Delaware.

      Your failure to follow exactly the procedures specified under Delaware law will result in the loss of your appraisal rights. A copy of the full text of
Section 262 of the General Corporation Law of the State of Delaware is attached to this proxy statement as Annex D.

      Under the Merger Agreement, Parent is not required to complete the transactions if holders of 12.0% or more of our outstanding common stock as of the effective date of the merger demand appraisal of their shares in accordance with Delaware law.

THE MERGER AGREEMENT (PAGE [______])

      STRUCTURE OF THE TRANSACTIONS AND CONSIDERATION TO BE RECEIVED BY OUR
      STOCKHOLDERS IN THE TRANSACTIONS (PAGE [______])

      As a result of the transactions contemplated by the Merger Agreement, each issued and outstanding share of our common stock not held by Parent, Merger Sub or us, or by our stockholders who perfect their appraisal rights under Delaware law, will be converted into the right to receive $33.00 per share in cash, without interest, which we refer to in this proxy statement as the "merger consideration." As part of the Merger Agreement, Merger Sub will merge with and into us with our company being the surviving corporation in the merger. As a result of the merger, we will cease to be a publicly traded company. All shares of our common stock held by Parent, Merger Sub or us will be retired and cancelled and no payment will be made in respect of those shares.

      Pursuant to Delaware law, holders of shares of our common stock will have the right to dissent from the transactions and receive the fair value of their shares. For a complete description of the procedures that must be followed to dissent from the transactions, see "The Transactions--Appraisal or Dissenters'
Rights" as well as the text of Section 262 of the General Corporation Law of the
State of Delaware, set forth in Annex D.

      TREATMENT OF STOCK OPTIONS, WARRANTS AND RESTRICTED STOCK (PAGE [______])

      A holder of outstanding options or warrants, as applicable, to purchase shares of our common stock, whether or not then vested, at the effective time of the merger will be entitled to receive a cash amount equal to the product of (a)
the amount, if any, by which $33.00 exceeds the exercise price per share of each option or warrant held by such person at the effective time of the merger, multiplied by (b) the number of shares subject to such option or warrant held by such person, less any applicable withholdings for taxes. No consideration will be paid in respect of any stock options or warrants for which the exercise price equals or exceeds $33.00 per share. A holder of restricted stock, whether or not then vested, at the effective time of the merger will be entitled to receive a cash amount equal to $33.00 per share of restricted stock, less any applicable withholdings for taxes.

      SOLICITATION (PAGE [______])

      From the date of the Merger Agreement until the effective time of the merger or, if earlier, the termination of the Merger Agreement, we have agreed not to, and to cause our subsidiaries or any of our respective representatives not to, directly or indirectly:

      o     initiate, solicit or encourage (including by way of providing information) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute or may
            reasonably be expected to lead to, any acquisition proposal or engage in any discussions or negotiations with respect thereto or otherwise cooperate with or assist or participate in, or
            facilitate any such inquiries, proposals, offers, efforts, discussions or negotiations;

      o     approve or recommend, or propose to approve or recommend, any acquisition proposal;

      o     enter into any merger agreement, letter of intent, agreement in principle, share purchase agreement, asset purchase agreement or share exchange agreement, option agreement or other similar agreement providing for or relating to an acquisition proposal; or

      o     enter into any agreement or agreement in principle requiring us to abandon, terminate or fail to consummate the transactions
            contemplated by the Merger Agreement or breach our obligations under the Merger Agreement.

      Notwithstanding the aforementioned restrictions, at any time prior to the approval of the Merger Agreement by our stockholders, and provided that we are otherwise in compliance with the terms of the Merger Agreement, we are permitted to participate in discussions or negotiations with, or provide information with respect to our company and our subsidiaries to any party to the extent that:

      o     we receive from such party a written acquisition proposal which the board of directors believes in good faith to be bona fide; and

      o     our board of directors determines in good faith, after consultation with its independent financial advisors and outside counsel, that the acquisition proposal constitutes or could reasonably be expected to result in a superior proposal.

      In such cases, we (i) may not, and may not allow our representatives to, disclose any material non-public information to such person without entering into a confidentiality and standstill agreement that contains provisions that are no less favorable to us than those contained in the confidentiality agreement entered into with Parent, and (ii) must promptly provide or make available to Parent any material non-public information concerning us or our subsidiaries provided to such other person which was not previously provided to
Parent.

      In addition, we may terminate the Merger Agreement and enter into a definitive agreement with respect to a superior proposal under certain circumstances. See "Recommendation Withdrawal/ Termination in Connection with a
Superior Proposal."

      From and after the date of the Merger Agreement, we must notify Parent within one business day if we receive any acquisition proposal and provide
Parent with the material terms and conditions of such proposal and the identity of the person making such proposal. In addition, we must keep Parent apprised and, at Parent's request, update Parent as to the status and any material developments, discussions and negotiations concerning such proposal. We must also notify Parent orally and in writing within one business day if we determine to begin furnishing a person with information or to participate in negotiations concerning an acquisition proposal.

      RECOMMENDATION WITHDRAWAL/ TERMINATION IN CONNECTION WITH A SUPERIOR
      PROPOSAL (PAGE [______])

      If at any time prior to the approval of the Merger Agreement by our stockholders, we receive an acquisition proposal which our board of directors concludes in good faith constitutes a superior proposal, our board of directors may withdraw or modify in a manner adverse to Parent or Merger Sub, or publicly propose to withdraw or modify in a manner adverse to Parent or Merger Sub, its recommendation that our stockholders adopt the Merger Agreement or take any other action or make any other public statement in connection with the special meeting inconsistent with such recommendation or terminate the Merger Agreement and enter into a definitive agreement with respect to a superior proposal, if it concludes in good faith (after consultation with its legal advisors) that failure to do so would violate its fiduciary duties under applicable law;
provided that we may not terminate the Merger Agreement unless prior to such termination we pay the applicable termination fee to Parent.

      Our board of directors may not take any of the foregoing actions unless we give four business days' prior written notice to Parent of the board of directors' intention to do so, which notice must include a written summary of the material terms and conditions of the superior proposal (including the identity of the party making the superior proposal) and provide a copy of the proposed transaction agreements and any other material documents. During this four-business day period, we must, and must cause our representatives to, negotiate with Parent and Merger Sub in good faith (to the extent that Parent and Merger Sub desire to negotiate) to make such adjustments in the terms and conditions of the Merger Agreement, and our board of directors must take into account any changes to the financial and other terms of the Merger Agreement proposed by Parent in response to any such written notice by us or otherwise, so that the acquisition proposal ceases to constitute a superior proposal. Any amendment to the financial terms or other term of such superior proposal requires a new written notice by us and a new four-business day period will commence.

      We are not prohibited by the Merger Agreement from (i) taking and disclosing to our stockholders a position contemplated by Rule 14e-2(a) and Rule
14d-9 under the Exchange Act; provided, that any such disclosure (other than a
"stop, look and listen" letter or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) will be deemed to be a withdrawal of our board of director's recommendation in favor of the Merger Agreement unless our board of directors expressly publicly reaffirms in such disclosure its recommendation in favor of the adoption of the Merger Agreement.

      We have agreed that any violation of the restrictions set forth in the solicitation provisions of the Merger Agreement by any of our representatives or any of our subsidiaries will be deemed to be a breach of the solicitation provisions by us.

      We will not, directly or indirectly, pay, reimburse or otherwise assume liability for, or agree or commit to pay, reimburse or otherwise assume liability for, any fees or expenses of any person with whom we hold discussions or to whom we provide information pursuant to the solicitation provisions of the
Merger Agreement.

      CONDITIONS TO THE TRANSACTIONS (PAGE [______])

      The respective obligations of the parties to effect the transactions are subject to the fulfillment or waiver, if permissible, of the following conditions, among others:

      o     the approval of the Merger Agreement by our stockholders;

      o     the absence of any enactment, issuance, promulgation, enforcement or entrance by any governmental authority in the United States of any law or order (whether temporary, preliminary or permanent) that is then in effect and has the effect of making the merger illegal or otherwise restricting, preventing or prohibiting consummation of the merger;

      o     the waiting period under the Hart-Scott-Rodino Antitrust
            Improvements Act of 1976, as amended, shall have expired or terminated, and all other authorizations, consents, orders or approvals of, or declarations with, or expirations of waiting periods imposed by any governmental authority pursuant to all other applicable non-U.S. antitrust laws shall have been obtained or occurred;

      o     the representations and warranties in the Merger Agreement must be true and correct as of the effective time of the merger in the manner described in "The Merger Agreement--Representations and
            Warranties";

      o     our performance in all material respects of our obligations and compliance in all material respects with our agreements or covenants to be performed or complied with by us under the Merger Agreement;

      o     the absence of any material adverse effect with respect to us;

      o     the absence of any instituted, pending or threatened action in which a governmental authority is challenging the merger or transactions or seeking to restrain or prohibit the consummation of the merger or transactions or seeking to restrain or prohibit, limit or impose restrictions on (or the disposition of any of)
            the operations of our company, Parent or our respective
            affiliates, or any material portion of our respective businesses or assets;

      o     all consents, approvals and authorizations required to be obtained from governmental authorities to consummate the merger contemplated by the Merger Agreement shall have been obtained;

      o     all consents, approvals and authorizations required to be obtained from third parties under certain of our contracts shall have been obtained;

      o     the holders of not more than 12.0% of the shares of our common stock have exercised dissenter's rights; and

      o     the number of shares of our common stock held by holders of stock awards granted under our 2000 Stock Option and Restricted Stock
            Plan, as amended, that have not consented to the acceleration of their stock awards represent less than 2.5% of our outstanding common stock at the effective time of the merger.

      TERMINATION OF THE MERGER AGREEMENT (PAGE [______])

      The Merger Agreement may be terminated and the transactions contemplated by the Merger Agreement may be abandoned at any time prior to the effective date of the merger:

      o     by mutual written consent of Parent, Merger Sub and us duly authorized by our board of directors and the boards of directors of
            Parent and Merger Sub;

      o     by either Parent, Merger Sub or us, by written notice, if the merger has not been consummated on or before the later of
            November 30, 2007 and the date that is six weeks following the date on which the requisite stockholder vote approving the Merger
            Agreement is obtained; provided, however, that the right to terminate the Merger Agreement under this provision is not available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of, or resulted in, the failure of the merger to be consummated on or before such date;

      o     by either Parent, Merger Sub or us, if any governmental authority has enacted, issued, promulgated, enforced or entered any order or applicable law or taken any other action (including the failure to have taken an action) which has become final and non-appealable and has the effect of preventing or prohibiting consummation of the merger; provided, however, that the right to terminate the Merger Agreement under this provision is not available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of, or resulted in, any such order to have been enacted, issued, promulgated enforced or entered or any such action to have been taken or omitted to be taken;

      o     by Parent or Merger Sub, by written notice, if Parent is not in material breach of any of its obligations, representations or warranties under the Merger Agreement, and if (i) we have
            breached any of our representations, warranties, covenants or agreements in the Merger Agreement  or (ii) any of our
            representations or warranties in the Merger Agreement becomes untrue, such that the condition in the Merger Agreement with respect to our performance of and compliance with our covenants or agreements or the condition in the Merger Agreement with respect to the accuracy of our representations and warranties would not be satisfied; provided, that if the breach is
            reasonably curable by us within 20 days after its occurrence through the exercise of our reasonable best efforts, Parent or
            Merger Sub may not terminate the Merger Agreement pursuant to this provision for as long as we continue to exercise our
            reasonable best efforts until the earlier of 20 days after the occurrence of the breach and November 30, 2007;

      o     by us, by written notice, if we are not in material breach of any of our obligations, representations or warranties under the
            Merger Agreement, and if (i) Parent has breached any of its representations, warranties, covenants or agreements in the
            Merger Agreement  or (ii) any of its representations or
            warranties in the Merger Agreement becomes untrue, such that the condition in the Merger Agreement with respect to its performance of and compliance with its covenants or agreements or the
            condition in the Merger Agreement with respect to the accuracy of its representations and warranties would not be satisfied;
            provided, that if the breach is reasonably curable by Parent within 20 days after its occurrence through the exercise of its reasonable best efforts, we may not terminate the Merger
            Agreement pursuant to this provision for as long as Parent continues to exercise its reasonable best efforts until the earlier of 20 days after the occurrence of the breach and
            November 30, 2007;

      o     by Parent or Merger Sub, by written notice, if

               o  the board of directors has withheld, withdrawn, amended, modified or changed, in a manner adverse to Parent or Merger
                  Sub, its recommendation of the Merger Agreement or has
                  resolved publicly to do so;

               o  the board of directors has recommended an acquisition proposal to our stockholders, has resolved publicly to do so or has entered into any letter of intent or similar document or any contract accepting an acquisition proposal;

               o  the board of directors fails to reaffirm its recommendation of the Merger Agreement within ten days following a request by
                  Parent at any time when an acquisition proposal has been made and not rejected by the board;

               o  we have breached our obligations described under "The Merger
                  Agreement--Principal Covenants--Solicitation" below;

               o  a tender offer or exchange offer for five percent or more of the outstanding shares of common stock is commenced, and the board fails to recommend within ten days against acceptance by our stockholders of such tender offer or exchange offer
                  (including by taking no position with respect to the
                  acceptance of such tender offer or exchange offer by our
                  stockholders);

               o  any securities shall have been sold pursuant to our proposed secondary offering;

      o     by us, by written notice, prior to the approval of this Merger
            Agreement by our stockholders if the board has concurrently entered into a definitive agreement with respect to a superior proposal; or

      o     by Parent, Merger Sub or us, if, at the special meeting, the stockholder approval for the Merger Agreement is not obtained.

      EFFECT OF TERMINATION OF THE MERGER AGREEMENT (PAGE [______])

      In the event of the termination of the Merger Agreement as described above, the Merger Agreement will become void, and there will be no liability under the Merger Agreement on the part of any party to the Merger Agreement or any of their respective affiliates or the directors, officers, employees, agents or representatives of any of them, and all rights and obligations of each party to the Merger Agreement will cease, except that:

      o     the parties will remain liable for fees and expenses under the circumstances described under "Fees and Expenses" below; and

      o     the parties will remain subject to the confidentiality and public announcements provisions of the Merger Agreement; and

                                       10

      o     the parties will remain subject to certain other provisions as specified in the Merger Agreement; and

      o     nothing in this provision will relieve any party from liability for any breach of the Merger Agreement.

      FEES AND EXPENSES (PAGE [______])

      Except as otherwise described below, all expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger
Agreement will be paid by the party incurring such expenses, whether or not any of the transactions contemplated by the Merger Agreement are consummated. In addition, whether or not the transactions contemplated by the Merger Agreement are consummated, the aggregate amount of all fees and expenses incurred in connection with the filings and approvals required under the Hart-Scott-Rodino
Antitrust Improvements Act of 1976, as amended, and all applicable non-U.S.
antitrust laws will be borne 50% by Parent and 50% by us.

      The Merger Agreement provides that we will be required to pay to Parent in immediately available funds a termination fee (and in no event will payment of more than one termination fee be made) of $5,610,000 if the Merger Agreement is terminated:

      o     by Parent or Merger Sub, by written notice, because

               o  the board of directors has withheld, withdrawn, amended, modified or changed, in a manner adverse to Parent or Merger
                  Sub, its recommendation of the Merger Agreement or has
                  resolved publicly to do so;

               o  the board of directors has recommended an acquisition proposal to our stockholders, has resolved publicly to do so or has entered into any letter of intent or similar document or any contract accepting an acquisition proposal;

               o  we have breached our obligations described under "The Merger
                  Agreement--Principal Covenants--Solicitation" below;

               o  a tender offer or exchange offer for five percent or more of the outstanding shares of common stock is commenced, and the board fails to recommend within ten days against acceptance by our stockholders of such tender offer or exchange offer
                  (including by taking no position with respect to the
                  acceptance of such tender offer or exchange offer by its
                  stockholders);

               o  any securities have been sold pursuant to our proposed
                  secondary offering;

      o     by us prior to the approval of this Merger Agreement by our stockholders and the board has concurrently entered into a definitive agreement with respect to a superior proposal; or

      o     by Parent, Merger Sub or us, as applicable, under any of the circumstances listed below and if prior to such termination an acquisition proposal is made to us, publicly announced or
            otherwise disclosed to our stockholders and within one year of the date of such termination, (i) we or any of our subsidiaries enter into a definitive agreement with respect to, or consummate the transactions contemplated by, any acquisition proposal or
            (ii) the board of directors recommends our stockholders approve, adopt or accept any acquisition proposal:

               o  the merger has not been consummated on or before the later of
                  November 30, 2007 and the date that is six weeks following the date on which the requisite stockholder vote approving the
                  Merger Agreement is obtained; provided, however, that the
                  right to terminate the Merger Agreement under this provision

                                       11

                  is not available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of, or resulted in, the failure of the merger to be consummated on or before such date;

               o  so long as Parent is not in material breach of any of its obligations, representations or warranties under the Merger
                  Agreement, if (i) we have breached any of our representations, warranties, covenants or agreements in the Merger Agreement or
                  (ii) any of our representations or warranties in the Merger
                  Agreement becomes untrue, such that the condition in the
                  Merger Agreement with respect to our performance of and
                  compliance with our covenants or agreements or the condition in the Merger Agreement with respect to the accuracy of our representations and warranties would not be satisfied;
                  provided, that if the breach is reasonably curable by us
                  within 20 days after its occurrence through the exercise of our reasonable best efforts, Parent or Merger Sub may not
                  terminate the Merger Agreement pursuant to this provision for as long as we continue to exercise our reasonable best efforts until the earlier of 20 days after the occurrence of the
                  breach and November 30, 2007; or

               o  because, at the special meeting, the stockholder approval for the Merger Agreement is not obtained.

      We will be required to pay Parent's expenses for actual and reasonably documented out-of pocket fees and expenses actually incurred by Parent and its affiliates in connection with the transactions contemplated by the Merger
Agreement prior to a termination of the Merger Agreement in an amount not to exceed:

      o     $440,000 if the Merger Agreement is terminated by us, Parent or
            Merger Sub, because, at the special meeting, the stockholder approval for the Merger Agreement is not obtained; or

      o     $1,870,000 if the Merger Agreement is terminated by Parent or
            Merger Sub, by written notice (if Parent is not in material breach of any of its obligations, representations or warranties under the Merger Agreement) because (i) we have breached any of our representations, warranties, covenants or agreements in the
            Merger Agreement  or (ii) any of our representations or
            warranties in the Merger Agreement becomes untrue, such that the condition in the Merger Agreement with respect to our performance of and compliance with our covenants or agreements or the
            condition in the Merger Agreement with respect to the accuracy of our representations and warranties would not be satisfied;
            provided, that if the breach is reasonably curable by us within
            20 days after its occurrence through the exercise of our
            reasonable best efforts, Parent or Merger Sub may not terminate the Merger Agreement pursuant to this provision for as long as we continue to exercise our reasonable best efforts until the earlier of 20 days after the occurrence of the breach and
            November 30, 2007.

      If we are required to pay Parent's expenses upon termination of the Merger
Agreement, any amount paid will be credited against the termination fee.

      Parent will be required to pay us a termination fee in the amount of
$4,180,000 in immediately available funds if the Merger Agreement is terminated by us, by written notice (if we are not in material breach of any of our obligations, representations or warranties under the Merger Agreement) because
(i) Parent has breached any of its representations, warranties, covenants or agreements in the Merger Agreement or (ii) any of its representations or warranties in the Merger Agreement becomes untrue, such that the condition in the Merger Agreement with respect to its performance of and compliance with its covenants or agreements or the condition in the Merger Agreement with respect to the accuracy of its representations and warranties would not be satisfied;
provided, that if the breach is reasonably curable by Parent within 20 days after its occurrence through the exercise of its reasonable best efforts, we may not terminate the Merger Agreement pursuant to this provision for as long as
Parent continues to exercise its reasonable best efforts until the earlier of 20 days after the occurrence of the breach and November 30, 2007.

      Our right to receive this termination fee will be our exclusive remedy against Parent, Merger Sub or any of their respective affiliates, stockholders,

                                       12

partners, members, directors, officers, agents or representatives for any loss suffered as a result of the breach of the Merger Agreement by Parent or Merger
Sub or the failure of the merger to be consummated. Upon payment of the termination fee, none of Parent, Merger Sub or any of their respective affiliates, stockholders, partners, members, directors, officers, agents or representatives will have any further liability or obligation relating to or arising out of the Merger Agreement or the transactions contemplated thereby.

      We will be required to reimburse Parent for all costs and expenses actually incurred or accrued by Parent (including reasonable fees and expenses of counsel), as well as interest on the amount of the fee, in connection with the enforcement of the provisions providing for and the collection of the termination fee and expenses.

                                       13

        QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

      The following questions and answers briefly address some commonly asked questions regarding the special meeting, the merger and the Merger Agreement.
These questions and answers may not address all questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement, the appendices to this proxy statement and the other documents we refer to in this proxy statement.

Q.    WHY ARE OUR STOCKHOLDERS RECEIVING THESE MATERIALS?
A.    Our board of  directors  is sending  these proxy  materials to provide our stockholders  with information about the merger so that they may determine how to vote their shares in connection with the special meeting.

Q.    WHEN AND WHERE IS THE SPECIAL MEETING?
A.    The special meeting will be held on [______], [______], 2007 at [______], located at [______], at [___]:00 [___].m., [__________] Time.

Q.    WHO IS SOLICITING MY PROXY?
A.    This proxy is being solicited by our board of directors.

Q.    WHO IS PAYING FOR THE SOLICITATION OF PROXIES?
A.    We will bear the cost of solicitation of proxies by us.  In addition to soliciting stockholders by mail, our directors, officers and employees, without additional remuneration, may solicit proxies in person or by telephone or other means of electronic communication.  We will not pay these individuals for their solicitation activities but will reimburse them for their reasonable out-of-pocket expenses.  Brokers and other custodians, nominees and fiduciaries will be requested to forward proxy-soliciting material to the owners of stock held in their names, and we will reimburse such brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs.  Solicitation by our directors, officers and employees may also be made of some stockholders in person or by mail, telephone or other means of electronic communication following the original solicitation.  In addition, we have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies.

Q.    WHAT MATTERS WILL WE VOTE ON AT THE SPECIAL MEETING?
A.    You will vote on the following proposals:

      o     to adopt the Merger Agreement;

      o     to approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger
            Agreement; and

      o     to transact such other business as may properly come before the special meeting or any adjournment thereof.

      None of the proposals to be acted upon at the special meeting is conditioned upon the approval of any other proposal.

Q.    HOW DOES OUR BOARD OF DIRECTORS RECOMMEND I VOTE ON THE PROPOSALS?
A.    Our board of directors recommends that you vote:

      o     "FOR" the adoption of the Merger Agreement; and

      o     "FOR" the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies.

                                       14

Q.    WHAT ARE THE REQUIRED VOTES FOR THE PROPOSALS?
A.    In order to approve the Merger Agreement, holders of a majority of the outstanding shares of our common stock entitled to vote must vote in favor of adopting the Merger Agreement.  IF YOU WITHHOLD A VOTE OR
      ABSTAIN FROM VOTING ON THE PROPOSAL FOR THE ADOPTION OF THE MERGER
      AGREEMENT, IT WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" THE
      PROPOSAL.  Approval of the proposal to adjourn the special meeting, if necessary or appropriate, requires the favorable vote of a majority of the votes cast at the special meeting, in person or by proxy, even if less than a quorum.

Q.    WHAT HAPPENED TO THE PRIOR MERGER AGREEMENT WITH HIDARY GROUP
      ACQUISITIONS, LLC AND HIDARY GROUP ACQUISITIONS, INC.?
A.    On June 28, 2007, we terminated the Prior Merger Agreement in accordance with its terms in order to concurrently execute the Merger Agreement with
      Parent and Merger Sub that is described in this proxy statement. Prior to the termination of the Prior Merger Agreement and pursuant to the terms thereof, we paid to Hidary Group Acquisitions, LLC a termination fee of
      $3,000,000.

Q.    WHO MAY ATTEND THE SPECIAL MEETING?
A.    All of our stockholders who owned shares on July 26, 2007, the record date for the special meeting, may attend the special meeting.

Q.    WHO MAY VOTE AT THE SPECIAL MEETING?
A.    Only holders of record of our common stock as of the close of business on
      July 26, 2007, the record date for the special meeting, may vote at the special meeting. As of the record date, we had [4,080,023] outstanding shares of common stock entitled to vote.

Q.    IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE
      MY SHARES FOR ME?
A.    Yes, but your broker will only be permitted to vote your shares of our common stock if you instruct your broker how to vote. You should follow the procedures provided to you by your broker regarding how to instruct your broker to vote your shares. Failure to instruct your broker to vote your shares will have exactly the same effect as voting against adoption of the Merger Agreement.

Q.    WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?
A.    If your  shares  are  registered  in  multiple  accounts  with one or more brokers  and/or our transfer  agent,  you will receive more than one proxy card. If you are  submitting  your proxy by completing  and returning your proxy card, please complete and return each of the proxy cards you receive to ensure that all of your shares are voted.

Q.    WHAT IS A "QUORUM"?
A.    A "quorum" will be present at the special meeting if the holders of a majority of the outstanding shares of our common stock entitled to vote on the record date are represented in person or by proxy.  This quorum of our shares must be present at the special meeting, in person or by proxy, in order for the special meeting to be held.  Shares present by proxy will be counted as present for purposes of determining the presence of a quorum even if the proxy does not have authority to vote on all matters.

Q.    WHAT HAPPENS IF I WITHHOLD MY VOTE OR ABSTAIN FROM VOTING?
A.    IF YOU  WITHHOLD A VOTE OR ABSTAIN  FROM  VOTING ON THE  PROPOSAL  FOR THE
      ADOPTION OF THE MERGER  AGREEMENT,  IT WILL HAVE THE SAME EFFECT AS A VOTE
      "AGAINST"  THE  PROPOSAL.  Approval of the proposal to adjourn the special meeting,  if necessary or  appropriate,  requires the favorable  vote of a majority of the votes cast at the special meeting,  in person or by proxy, even  if  less  than a  quorum,  and,  therefore,  withholding  a vote  or abstaining  from voting will have no effect on the proposal to adjourn the special meeting.

Q.    WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?
A.    Under stock market rules currently in effect, brokerage firms and nominees have the  authority  to vote their  customers'  unvoted  shares on certain
      "routine" matters if the customers have not furnished voting  instructions within a specified  period  prior to the  special  meeting.  However,  the proposal  to adopt the Merger  Agreement  and the  proposal to adjourn the special  meeting,  if  necessary  or  appropriate,  to solicit  additional

                                       15

      proxies,  are not considered  "routine"  matters and hence brokerage firms and nominees  will not be able to vote the shares of  customers  from whom they have not received voting  instructions with regard to the proposal to adopt the Merger Agreement or the proposal to adjourn the special meeting.
      If you hold  your  shares  directly  in your own  name,  they  will not be counted as shares present for the purposes of  establishing a quorum or be voted if you do not provide a proxy or attend the special meeting and vote the shares yourself.

      Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the beneficial owner of the shares and (2) the broker lacks the authority to vote the shares at the broker's discretion. Broker non-votes will have no effect on the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies because broker non-votes will not be considered votes cast, but will be counted as shares present and entitled to vote for the purposes of determining the presence of a quorum. With regard to the proposal to adopt the Merger Agreement, the shares represented by broker non-votes will also be considered present at the special meeting for the purposes of determining a quorum, but will have the same effect as a vote "AGAINST"
      the proposal because holders of a majority of the outstanding shares of our common stock entitled to vote must vote in favor of the adoption of the Merger Agreement in order for this proposal to be approved.

Q.    IF I HAVE GIVEN A PROXY, MAY I CHANGE MY VOTE?
A.    Yes. Until your proxy is voted at the special meeting, you can revoke your proxy and change your vote in any of the following ways:

      o     by giving written notice of the revocation to our Secretary;

      o     by properly submitting another proxy by mail, telephone or the
            Internet, with a later date; or

      o     by voting in person at the special meeting (if your shares are registered directly on our books and not held through a broker, bank or other nominee).

      If you have instructed a broker to vote your shares, the above-described options for changing your vote do not apply; instead, you must follow the instructions received from your broker to change your vote.

      Your attendance at the special meeting will not in and of itself constitute a revocation of your proxy.

Q.    WHAT ARE THE PROPOSED TRANSACTIONS?
A.    In the proposed transactions, each issued and outstanding share of common stock of our company not held by Parent, Merger Sub or us, or by our stockholders who perfect their appraisal rights under Delaware law, will be converted into the right to receive $33.00 per share in cash. As part of the Merger Agreement, Merger Sub will merge with and into us with our company being the surviving corporation in the merger. As a result of the merger, we will cease to be a publicly traded company.

Q.    IF THE TRANSACTIONS ARE COMPLETED, WHAT WILL I BE ENTITLED TO RECEIVE FOR
      MY SHARES AND WHEN WILL I RECEIVE IT?
A.    At the effective time of the merger, each outstanding share of our common stock (other than shares held by stockholders properly exercising appraisal rights pursuant to Section 262 of the General
      Corporation Law of the State of Delaware) automatically will be converted into the right to receive the merger consideration of an aggregate of $33.00 per share in cash, without interest.  All shares of our common stock held by Parent, Merger Sub or us will be retired and cancelled and no payment will be made in respect of those shares.

      Pursuant to Delaware law, holders of shares of our common stock will have the right to dissent from the transactions and receive the fair value of their shares. For a complete description of the procedures that must be followed to dissent from the transactions, see "The
      Transactions--Appraisal or Dissenters' Rights" as well as the text of
      Section 262 of the General Corporation Law of the State of Delaware, set
      forth in Annex D.

                                       16

      After the transactions are completed, we will arrange for a letter of transmittal to be sent to each of our stockholders. The merger consideration will be paid to each stockholder once that stockholder submits a properly completed and duly executed letter of transmittal, properly endorsed stock certificates and any other required documentation.

Q.    AM I ENTITLED TO APPRAISAL RIGHTS?
A.    Yes.  In order to exercise your appraisal rights, you must follow the requirements of Delaware law.  Under Delaware law, holders of our common stock who do not vote in favor of adopting the Merger Agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the transactions are completed, but only if they submit a written demand for an appraisal prior to the vote on the adoption of the Merger Agreement at the special meeting and they comply with the procedures and requirements under Delaware law, which are summarized in this proxy statement.  A copy of the applicable provisions under Delaware law is included as
      Annex D to this proxy statement and a summary of this provision can be found along with additional information about appraisal rights under
      "Appraisal and Dissenters' Rights" beginning on page [______] of this proxy statement.

Q.    WILL THE TRANSACTIONS BE TAXABLE TO ME?
A.    If you are a U.S. stockholder (as defined in the section entitled "The
      Transactions--Material United States Federal Income Taxes," the exchange of your shares of our common stock for cash will be taxable to you.
      You will recognize gain or loss for federal income tax purposes in an amount equal to the difference between the cash you receive (either as merger consideration of an aggregate of $33.00 per share or as a result of dissenting and receiving your appraisal rights) and your adjusted tax basis in your shares of our common stock exchanged therefor.

      See the section entitled "The Transactions--Material United States Federal
      Income Tax Consequences" on pages [______] through [______] of this proxy statement for a more detailed explanation of the tax consequences of the transactions. You should consult your tax advisor on how specific tax consequences of the merger and the other transactions contemplated by the
      Merger Agreement apply to you.

Q.    ARE THE TRANSACTIONS SUBJECT TO THE SATISFACTION OF ANY CONDITIONS?
A.    Yes.  In  addition  to  the  adoption  of  the  Merger  Agreement  by  our stockholders,  the  transactions are subject to the satisfaction or waiver
      of  other  customary  conditions   (including  approval  under  applicable
      antitrust  laws). For a description of these  conditions,  please see "The
      Merger  Agreement--Conditions  to  the  Transactions"  beginning  on  page
      [______] of this proxy  statement.  The  consummation of the  transactions contemplated  by  the  Merger  Agreement  is  NOT  conditioned  on  Parent obtaining financing.

Q.    WHAT SHOULD I DO NOW?
A.    After carefully reading and considering the information contained in this proxy statement, including the appendices, please authorize your shares of our common stock to be voted by either marking, signing and dating the enclosed proxy card and returning it in the postage prepaid envelope provided as soon as possible or promptly submitting your proxy by telephone or over the Internet following the instructions on the proxy card.  Do NOT enclose or return your stock certificates with the proxy card.

Q.    WHAT HAPPENS IF I SELL MY SHARES OF COMMON STOCK BEFORE THE SPECIAL
      MEETING?
A.    The record date for the special meeting is July 26, 2007, which is earlier than the date of the special meeting.  If you held your shares of our common stock on the record date for the special meeting, you will retain your right to vote at the special meeting.  If you transfer your shares of our common stock after the record date for the special meeting but prior to the date on which the transactions are completed, you will lose the right to receive the merger consideration for the shares of our common stock you have sold.  The right to receive the merger consideration will pass to the person who owns your shares of our common stock when the transactions are completed.

Q.    WHEN DO YOU EXPECT TO COMPLETE THE TRANSACTIONS?
A.    We are working toward  completing the transactions as quickly as possible.
      We currently expect to complete the transactions as soon as possible after the special meeting and after all the conditions to the  transactions  are satisfied or waived. In order to complete the transactions, we must obtain

                                       17

      stockholder   approval,   the   applicable   waiting   period   under  the
      Hart-Scott-Rodino  Antitrust  Improvements  Act of 1976, as amended,  must expire or  terminate  and the other  closing  conditions  under the Merger
      Agreement    must   be    satisfied    or   waived.    See   "The   Merger
      Agreement--Conditions to the Transactions."

Q.    WHAT HAPPENS TO EVERLAST WORLDWIDE INC. IF THE MERGER AGREEMENT IS NOT
      ADOPTED?
A.    If the Merger Agreement is not adopted, the merger will not be consummated, and our stockholders will not receive any payment for their shares. We will remain an independent public company, and we would expect to be operated by management in a manner similar to that in which we are being operated today. See "The Transactions--Certain Effects on the
      Company if the Transactions are Not Completed."

Q.    AFTER THE SPECIAL MEETING, HOW CAN I DETERMINE WHETHER THE PROPOSAL TO
      ADOPT THE MERGER AGREEMENT HAS BEEN APPROVED BY OUR STOCKHOLDERS?
A.    Promptly after the special meeting, we anticipate that we will issue a press release announcing whether the proposal to adopt the Merger
      Agreement has been approved by holders of a sufficient number of outstanding shares of our common stock.

Q.    SHOULD I SEND IN MY STOCK CERTIFICATES NOW?
A.    No. After we complete the transactions, you will receive written instructions informing you how to send in your stock certificates in order to receive the merger consideration. You will receive your cash payment as soon as practicable after receipt of the stock certificates representing the shares of our common stock that you own, together with the completed documents requested in the instructions. PLEASE DO NOT SEND ANY STOCK
      CERTIFICATES WITH YOUR PROXY CARD.

Q.    WHERE CAN I FIND MORE INFORMATION ABOUT EVERLAST WORLDWIDE INC.?
A.    We file periodic  reports and other  information  with the  Securities and
      Exchange  Commission,  which we refer to as the "SEC." This information is available at the SEC's public  reference  facilities,  and at the Internet site  maintained  by the SEC at  http://www.sec.gov.  For a more  detailed description of the information  available,  please see the section of this proxy statement entitled "Where You Can Find Additional Information."

Q.    WHO CAN HELP ANSWER MY QUESTIONS?
A.    If you have questions about the special meeting or the transactions after reading this proxy statement, you should contact our proxy solicitor,
      MacKenzie Partners, Inc., at 105 Madison Avenue, New York, New York 10016
      or call MacKenzie toll-free at 1-800-322-2885.

                                       18

                               THE SPECIAL MEETING

      We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting.

DATE, TIME AND PLACE

      The special meeting will be held on [______], [______], 2007 at
[______], located at [______], at [___]:00 [___].m., [_________] Time.

PURPOSE OF THE SPECIAL MEETING

      THE SPECIAL MEETING IS BEING CALLED TO CONSIDER AND VOTE UPON THE MERGER
AGREEMENT, PURSUANT TO WHICH PARENT WILL ACQUIRE OUR ENTIRE COMPANY AND OUR
STOCKHOLDERS WILL RECEIVE MERGER CONSIDERATION OF $33.00 PER SHARE IN CASH.

      Specifically, at the special meeting, we will ask holders of our common stock to consider and vote on the following proposals:

      1.    To consider and vote upon a proposal to adopt the Agreement and
            Plan of Merger, dated as of June 28, 2007, as amended by
            Amendment No. 1 to the Agreement and Plan of Merger, dated as of
            June 29, 2007, among Brands Holdings Limited, a private company limited by shares incorporated in England and Wales, EWI
            Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Brands Holdings Limited and Everlast Worldwide
            Inc., a Delaware corporation, pursuant to which, each issued and outstanding share of common stock, $.002 par value, of Everlast
            Worldwide Inc. not held by Brands Holdings Limited, EWI
            Acquisition, Inc. or us, or by our stockholders who perfect their appraisal rights under Delaware law, will be converted into the right to receive $33.00 per share in cash and EWI Acquisition,
            Inc. will thereafter merge with and into Everlast Worldwide Inc.
            with Everlast Worldwide Inc. being the surviving corporation in the merger;

      2.    To approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger
            Agreement; and

      3.    To transact such other business as may properly come before the special meeting or any adjournment thereof.

      Our board of directors has unanimously determined that the merger and the
Merger Agreement are advisable and are fair to us and our stockholders, and in our best interest and the best interest of our stockholders. Accordingly, the board of directors has unanimously approved the Merger Agreement. THE BOARD OF
DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER
AGREEMENT AT THE SPECIAL MEETING AND "FOR" THE APPROVAL OF THE ADJOURNMENT OF
THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

RECORD DATE, SHARES ENTITLED TO VOTE AND QUORUM

      Only holders of record of our common stock at the close of business on
July 26, 2007, the record date for the special meeting, are entitled to notice of, and to vote at, the special meeting. On the record date, [4,254,023] shares of our common stock were issued and [4,080,023] shares of our common stock were outstanding and held by approximately [247] holders of record (with the difference of [174,000] shares of our common stock held by us in treasury). A quorum will be present at the special meeting if the holders of a majority of the outstanding shares of our common stock entitled to vote on the record date are represented in person or by proxy.

                                       19

VOTE REQUIRED; SHARE OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

      In order to adopt the Merger Agreement, holders of at least a majority of the outstanding shares of our common stock entitled to vote must vote in favor of adopting the Merger Agreement. Each holder of our common stock is entitled to one vote for each share held of record on the record date. IF YOU WITHHOLD A
VOTE OR ABSTAIN FROM VOTING ON THE PROPOSAL RELATING TO THE ADOPTION OF THE
MERGER AGREEMENT, IT WILL HAVE THE SAME EFFECT AS A VOTE "AGAINST" THE PROPOSAL.
As of the record date, our executive officers (who include Seth A. Horowitz, our
Chairman, President and Chief Executive Officer, Gary J. Dailey, our Chief
Financial Officer, Angelo V. Giusti, our Senior Vice President of Sales and
Secretary, Thomas K. Higgerson, our Senior Vice President of Manufacturing and
Distribution, Gerard J. deLisser, our Chief Merchandising Officer and Mark R.
Mackay, our Senior Vice President Global Licensing) as a group and our directors
(other than Seth A. Horowitz, our Chairman, President and Chief Executive
Officer, who is also a director) as a group owned and were entitled to vote
[689,155] shares and [152,651] shares, respectively, of our common stock, which represent approximately [16.9]% and [3.7]%, respectively, of our total common stock outstanding on that date. The amount of shares which our executive officers as a group owned and were entitled to vote as of the record date includes 515,941 shares held by Seth A. Horowitz as trustee for The Estate of
George Q Horowitz. Other than Seth A. Horowitz with respect to the 169,514 shares of our common stock that he personally holds, each of our directors and executive officers has indicated that he intends to vote in favor of the adoption of the Merger Agreement and for the approval of the adjournment, if necessary or appropriate, of the special meeting, but, in each case, has no obligation to do so other than as described in the section entitled "The Merger
Agreement--Voting Agreement." Seth A. Horowitz remains obligated under the
Hidary Voting Agreement to vote the 169,514 shares that he personally holds against any action, proposal, transaction or agreement involving our company or any of our subsidiaries that would reasonably be expected to, in any material respect, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the merger or other transactions contemplated by the Prior
Merger Agreement because the Hidary Voting Agreement, with respect to such
169,514 shares, remains in effect for a period of one year following termination of the Prior Merger Agreement. The Hidary Voting Agreement terminated with respect to the 515,941 shares of our common stock held by The Estate of George Q
Horowitz (approximately [12.6]% of our total common stock outstanding on the record date) upon the termination of the Prior Merger Agreement. Assuming that, other than Seth A. Horowitz, the directors, as a group, and executive officers, as a group, as well as The Estate of George Q Horowitz vote in favor of the adoption of the Merger Agreement, other stockholders holding at least
[1,367,720] shares of our common stock, representing approximately [33.5]% of all shares outstanding on the record date, must vote in favor of the adoption of the Merger Agreement in order for this proposal to be approved.

      Approval of the proposal to adjourn the special meeting, if necessary or appropriate, requires the favorable vote of a majority of the votes cast at the special meeting, in person or by proxy, even if less than a quorum. For the proposal to adjourn the special meeting, abstentions will have no effect on the outcome, since an abstention is not a vote cast.

      Under stock market rules currently in effect, brokerage firms and nominees have the authority to vote their customers' unvoted shares on certain "routine"
matters if the customers have not furnished voting instructions within a specified period prior to the special meeting. However, the proposal to adopt the Merger Agreement and the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies, are not considered
"routine" matters, and brokerage firms and nominees will not be able to vote the shares of customers from whom they have not received voting instructions with regard to the proposal to adopt the Merger Agreement or the proposal to adjourn the special meeting. If you hold your shares directly in your own name, they will not be counted as shares present for the purposes of establishing a quorum or be voted if you do not provide a proxy or attend the special meeting and vote the shares yourself.

      Broker non-votes occur when shares held by a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the beneficial owner of the shares and (2) the broker lacks the authority to vote the shares at the broker's discretion. Broker non-votes will have no effect on the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies because broker non-votes will not be considered votes cast, but will be counted as shares present and entitled to vote for the purposes of determining the presence of a quorum. With regard to the adoption of the Merger Agreement, the shares represented by broker non-votes will also be considered present at the special meeting for the purposes of determining a quorum, but will have the same effect as a vote "AGAINST" the

                                       20

proposal because holders of a majority of the outstanding shares of our common stock entitled to vote must vote in favor of the adoption of the Merger
Agreement in order for this proposal to be approved.

VOTING OF PROXIES

      After carefully reading and considering the information contained in the proxy statement, you should either complete, date and sign the enclosed proxy card and mail the proxy card in the enclosed return envelope as soon as possible or promptly submit your proxy by telephone or over the Internet following the instructions on the proxy card so that your shares of common stock are represented at the special meeting, even if you plan to attend the special meeting in person. If you elect to submit your proxy by telephone or via the
Internet, you will need to provide the control number set forth on the enclosed proxy card upon which you will be provided the option to vote "for," "against,"
or "abstain" with respect to each of the proposals. IF NO SPECIFICATION IS
INDICATED, ALL SHARES OF COMMON STOCK REPRESENTED BY VALID PROXIES THAT HAVE
BEEN SUBMITTED WILL BE VOTED "FOR" THE ADOPTION OF THE MERGER AGREEMENT AND
"FOR" THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO
SOLICIT ADDITIONAL PROXIES.

      We do not expect that any matter other than the proposal to adopt the
Merger Agreement and to adjourn the special meeting, if necessary or appropriate, will be brought before the special meeting. If, however, our board of directors properly presents other matters, each of the persons named as a proxy will vote in accordance with his judgment as to matters that he believes to be in the best interests of the stockholders. A proxy in the accompanying form or properly submitted by telephone or over the Internet will give authority to Seth A. Horowitz, our Chairman, President and Chief Executive Officer, and
James K. Anderson, a member of our board of directors, to vote on such matters at their respective discretion and they intend to do so in accordance with their respective best judgment on any such matter.

REVOCABILITY OF PROXIES

      The grant of a proxy on the enclosed form of proxy or submission of a proxy by telephone or over the Internet pursuant to the instructions on the proxy card does not preclude a stockholder from voting in person at the special meeting. Until your proxy is voted at the special meeting, you can revoke your proxy and change your vote in any of the following ways:

      o     by giving written notice of the revocation to our Secretary;

      o     by properly submitting another proxy by mail, telephone or the
            Internet, with a later date; or

      o     by voting in person at the special meeting (if your shares are registered directly on our books and not held through a broker, bank or other nominee).

      Your attendance at the special meeting will not, in and of itself, constitute a revocation of your proxy.

      If you have instructed a broker to vote your shares, the above-described options for changing your vote do not apply; instead, you must follow the instructions received from your broker to change your vote.

SOLICITATION OF PROXIES

      We will bear the cost of solicitation of proxies by us. In addition to soliciting stockholders by mail, our directors, officers and employees, without additional remuneration, may solicit proxies in person or by telephone or other means of electronic communication. We will not pay these individuals for their solicitation activities but will reimburse them for their reasonable out-of-pocket expenses. Brokers and other custodians, nominees and fiduciaries will be requested to forward proxy-soliciting material to the owners of stock held in their names, and we will reimburse such brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our directors, officers and employees may also be made of some stockholders in person or by mail, telephone or other means of electronic communication following the original solicitation.

                                       21

      We have retained the firm of MacKenzie Partners, Inc. to assist in the solicitation of proxies for a base fee of $15,000, plus reasonable out-of-pocket expenses, and have agreed to indemnify MacKenzie for specified liabilities and expenses.

      YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES WITH YOUR PROXY. A letter of transmittal with instructions for the surrender of our common stock certificates will be mailed to our stockholders promptly after the consummation of the transactions.

                                THE TRANSACTIONS

      THIS SECTION DESCRIBES MATERIAL ASPECTS OF THE MERGER, INCLUDING THE
MERGER AGREEMENT. WHILE WE BELIEVE THAT THE DESCRIPTION COVERS THE MATERIAL
TERMS OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY, THIS
SUMMARY MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. YOU
SHOULD READ CAREFULLY THIS ENTIRE DOCUMENT AND THE OTHER DOCUMENTS REFERRED TO
IN THIS PROXY STATEMENT FOR A MORE COMPLETE UNDERSTANDING OF THE MERGER
AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

THE COMPANIES

      EVERLAST WORLDWIDE INC.
      1350 Broadway, Suite 2300
      New York, New York 10018
      (212) 239-0990

      Everlast Worldwide Inc. is a designer, manufacturer and marketer of boxing and fitness related sporting goods equipment under the Everlast brand name and a worldwide licensor of the Everlast brand for apparel, footwear, sporting goods equipment and other active lifestyle products and accessories.

      BRANDS HOLDINGS LIMITED
      Unit A, Brook Park, Meadow Lane
      Shirebrook, Mansfield
      NH20 8RY
      United Kingdom
      +44-8708-387101

      Brands Holdings Limited is a wholly-owned subsidiary of Sports Direct
International plc, a sports retailer based in the United Kingdom and the owner of several internationally recognized sports and leisure brands. Sports Direct
International plc offers a wide range of branded sports and leisure apparel, replica kit, footwear and sports equipment through its retail operations, and also operates an international wholesale and licensing business through its brands operations. Sports Direct International plc's ordinary shares are traded on the London Stock Exchange's main market.

      EWI ACQUISITION, INC.
      c/o Brands Holdings Limited
      Unit A, Brook Park, Meadow Lane
      Shirebrook, Mansfield
      NH20 8RY
      United Kingdom
      +44-8708-387101

      EWI Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Brands Holdings Limited, was formed solely for the purpose of effecting the merger and the transactions related to the Merger Agreement. It has not engaged in any business except in furtherance of this purpose.

                                       22

BACKGROUND OF THE TRANSACTIONS

ENTRY INTO THE PRIOR MERGER AGREEMENT

      On March 26, 2007, Morris Hidary, the president of M. Hidary & Company,
Inc. ("M. Hidary"), one of our men's apparel licensees through a sublicensing agreement with Jacques Moret, Inc., requested a meeting with Seth A.
Horowitz, our Chairman, President and Chief Executive Officer.  Morris
Hidary's cousin, Jack D. Hidary, also attended the meeting.  At the meeting, the parties discussed our business and its impact on M. Hidary's business.

      There were no further discussions between Mr. Horowitz and the Hidarys until April 18, 2007 at which time Morris Hidary requested that Mr. Horowitz meet with him and Jack D. Hidary on April 25, 2007.

      At the April 25, 2007 meeting, Jack D. Hidary was accompanied by Clarence
Schwab, who was introduced as a financial advisor of Jack D. Hidary and the
Hidary family in connection with this transaction. Jack D. Hidary and Clarence
Schwab expressed an interest in forming a group led by the Hidary family (the
"Hidary Group") to buy our company based upon their review of our financial performance and M. Hidary's experience with the Everlast brand. Jack D. Hidary stated that an offer to buy our company would be presented within the next 24 hours.

      On April 26, 2007, Mr. Horowitz received via an e-mail from Clarence
Schwab a letter of intent regarding the purchase of our outstanding common stock at a purchase price ranging from approximately $21.72 to 23.76 per share. Mr.
Horowitz discussed our obligations with respect to the letter of intent with our outside counsel, Olshan Grundman Frome Rosenzweig & Wolosky LLP ("Olshan"). Mr.
Horowitz called a meeting of our board of directors for April 27, 2007 at 3:00
p.m.

      At the April 27, 2007 telephonic meeting of our board of directors, Mr.
Horowitz briefed the board members on the letter of intent and his discussions with Jack D. Hidary, on behalf of the Hidary Group. After a discussion, our board of directors determined that we were not for sale at the time and that the purchase price range proposed on behalf of the Hidary Group would be inadequate, in any event. Our board of directors also concluded that it needed to be provided with a more complete description of the other terms of the transaction before it could further analyze the offer. On April 30, 2007, Mr. Horowitz further informed Jack D. Hidary of the inadequacy of the price of their proposal as well as the need for further clarity as to their intended terms. Mr. Horowitz informed Jack D. Hidary that our company was not for sale and as such we would be proceeding with pursuing our secondary stock offering. Jack D. Hidary, on behalf of the Hidary Group, responded that a revised letter with a higher proposed per share price would be sent shortly.

      On May 1, 2007, we received a revised letter of intent with an increased price ranging from approximately $24.50 to $25.50 per share. At a telephonic meeting of our board of directors held on May 2, 2007, our board of directors discussed the revised letter and authorized management to engage a financial advisor. Our board of directors also authorized management to continue discussions in order to ascertain whether the Hidary Group would be in a position to develop a proposal which might form the basis for a transaction to be considered by our board. We subsequently engaged Piper Jaffray & Co.
("Piper") as our financial advisor on May 3, 2007.

      Beginning on May 3, 2007, we commenced negotiations of a confidentiality agreement. In these negotiations, the parties agreed on the inclusion of a standstill provision in the confidentiality agreement.

      In May 2007, we were also approached by representatives of a high net worth individual concerning a possible acquisition of our company. Such party indicated through his attorneys and representatives that based on his review of our publicly-filed documents he could not foresee an acquisition price in excess of $25.00 per share. Through Piper, we advised this party that $25.00 per share was not acceptable. We negotiated, and ultimately on May 16, 2007 entered into, a customary confidentiality agreement with such individual which also included a standstill provision. Following the execution of this confidentiality agreement on May 21, 2007, we began providing this individual and his representatives with confidential due diligence information.

      On May 10, 2007, management, Olshan and Piper briefed our board of directors on the discussions with Jack D. Hidary, on behalf of the Hidary Group, with respect to the confidentiality agreement. Piper also delivered a

                                       23

presentation to our board of directors with respect to the proposed transaction with the Hidary Group. Our board of directors then discussed the next steps in the process assuming we entered into a confidentiality agreement. At such meeting, Olshan also discussed the board of directors' fiduciary obligations to our stockholders under Delaware law.

      Following the execution of the confidentiality agreement (with a standstill provision) on May 11, 2007, the Hidary Group began to conduct due diligence on May 12, 2007, which included a management presentation on May 16,
2007 to Jack D. Hidary, on behalf of the Hidary Group, and its potential financing sources.

      On May 15, 2007, we received a proposed merger agreement from the Hidary
Group's counsel, Proskauer Rose LLP ("Proskauer"). The initial draft of the
Prior Merger Agreement did not include a "go-shop" provision and contained several closing conditions including a financing contingency and a requirement that certain of our financial results for 2007 substantially conform to the projections set forth in a press release we issued on April 26, 2007. The draft agreement also provided for a termination fee payable to the Hidary Group of
$5,500,000 under a variety of circumstances. On May 17, 2007, after consultation with our management, Piper, on our behalf, advised the Hidary Group that we had several concerns with the draft agreement including that the proposed $5,500,000 termination fee was unacceptable, the Prior Merger Agreement needed to include a
"go-shop" provision and that several closing conditions in the draft would need to be eliminated. On May 18, 2007, Olshan delivered a revised draft of the Prior
Merger Agreement which reflected the comments that Piper had conveyed to the
Hidary Group as well as certain other changes. On May 21, 2007, Olshan and
Proskauer discussed and negotiated Olshan's revised draft and during the week of
May 21, 2007, Proskauer and Olshan exchanged revised drafts of the Prior Merger
Agreement and conducted several conference calls. During this week, there were also numerous conference calls between Piper and the Hidary Group. During the course of these discussions, the parties agreed to a 30-day "go-shop" period during which we would be permitted to initiate, solicit and encourage acquisition proposals following the execution of the Prior Merger Agreement. The parties further agreed to a bifurcated termination fee of $3,000,000 if we terminate the Prior Merger Agreement during the "go-shop" period and we concurrently enter into a definitive agreement with respect to a superior proposal or $4,500,000 if we terminate the Prior Merger Agreement under certain limited circumstances (other than in connection with a superior proposal during the "go-shop" period).

      On May 21, 2007, Piper and members of our senior management met with Perry
Capital, a potential equity investor, the Hidary Group, Clarence Schwab,
Houlihan Lokey Howard and Zukin, financial consultants to the Hidary Group, and
Mahoney Cohen and Company, the Hidary Group's outside accountants. During this meeting, we delivered a management presentation and Piper presented revised financial information and other more detailed material that contributed to a higher valuation of our company's worth.

      On May 22, 2007, we received a revised offer from the Hidary Group with a price of $25.30 per share. We communicated to the Hidary Group through Piper that the proposed price per share of $25.30 was not acceptable to us.

      On May 25, 2007, one of the Hidary Group's potential equity investors proposed an alternative form of the transaction from what had previously been discussed including allowing this financial institution to buy 19.99% of our stock prior to the completion of the merger at the then market price. Between
May 25, 2007 and May 28, 2007, we engaged in discussions with Olshan and Piper as to this alternative form of the transaction as well as with respect to the merits and drawbacks of a one-step merger which is subject to stockholder approval and a two-step (tender offer followed by a merger under Delaware law)
transaction. On May 29, 2007, we further explored the merits of the different approaches to the transaction with our Delaware counsel, Young Conaway Stargatt
& Taylorr, LLP ("Young Conaway"), at which point it was determined that a one-step transaction was the preferred approach because it would enable all of our stockholders to express an opinion on the merger and would also allow more time for potential acquirors to consider a transaction with us.

      On May 30, 2007, the high net worth individual with whom we had entered into a confidentiality agreement advised us that he was withdrawing his proposal to acquire our company because the results of his due diligence investigations through such date indicated that he could not at this time proceed at a price level that we would deem acceptable.

      After further negotiations, on May 30, 2007, the Hidary Group increased its offer to a price of $26.30 per share. On such date, Olshan and Proskauer and

                                       24

Piper and the Hidary Group continued to have discussions concerning the Prior
Merger Agreement and during such discussions the Hidary Group agreed to eliminate the financing contingency from the Prior Merger Agreement. Our board of directors met on May 31, 2007 at which time management and representatives from Olshan and Piper reviewed with the members of the board the financial and other terms of the proposed merger agreement. In addition, the representatives from Olshan and Piper informed the members of the board of the remaining open items still being negotiated. The board of directors also considered the alternatives of pursuing our proposed secondary offering and remaining an independent publicly-traded company. Mr. Horowitz then recused himself from the meeting. Our board of directors then discussed the terms and conditions of the proposed Prior Merger Agreement. It was the consensus of our board of directors that a purchase price per share of $26.30 was unacceptable and that subject to the satisfactory resolution of the remaining open issues to the Prior Merger
Agreement, a merger at a purchase price per share of $26.71 was acceptable and in the best interests of our stockholders. Accordingly, our board of directors adopted a resolution giving management and its advisors the authority to proceed towards finalizing the Prior Merger Agreement and presenting such agreement to the board of directors for its approval subject to certain conditions including the elimination of certain closing conditions and a purchase price of $26.71 per share.

      The parties negotiated through the night on May 31, 2007. At such time, the Hidary Group increased its offer to $26.50 per share and advised that as part of its offer it would agree to certain other changes requested by us to the
Prior Merger Agreement, including the elimination of the closing condition that our financial results would have to substantially conform to our previously announced projections. The parties agreed on the amount due to us in the event of termination of the Prior Merger Agreement due to a breach by the purchaser.
In addition, at Hidary Group Acquisitions, LLC's request, on June 1, 2007, Seth
A. Horowitz and Gary J. Dailey each acknowledged that under their respective employment agreements they are not entitled to payment upon a change in control except under certain specific circumstances as provided under their respective employment agreements.

      Following the conclusion of these discussions, our board of directors held a meeting to consider the proposed transaction with the Hidary Group, including the proposed consideration of $26.50 per share, at 8 a.m. on June 1, 2007, at which management and representatives from Olshan and Piper reviewed with the members of the board of directors the terms of the final Prior Merger Agreement and the terms of a voting agreement to be entered into by Seth A. Horowitz and
The Estate of George Q Horowitz. The board of directors was advised that the
Hidary Group's willingness to enter into a merger agreement was contingent upon approval by the board of directors of a voting agreement between the Hidary
Group, Mr. Horowitz and The Estate of George Q Horowitz in the form presented at the meeting. Piper delivered its detailed financial analysis in connection with the proposed transaction. Our board of directors then reviewed the final terms of the Prior Merger Agreement and discussed various factors to be considered in connection with its decision to approve and adopt the merger and the Prior
Merger Agreement, and noted that the $26.50 per share price represented a premium of approximately 14.5% over the previous day's closing price of $23.15 per share and approximately 30.0% over the average closing price over the last
30 days. Following our board's discussion and review of the Prior Merger
Agreement, Piper delivered its oral opinion, later confirmed in writing, as to the fairness, from a financial point of view, of the $26.50 per share merger consideration to be received by our stockholders pursuant to the Prior Merger
Agreement. Following these discussions and questions by the members of the board of directors to our senior management and financial and legal advisors, our board of directors approved and declared advisable the Prior Merger Agreement, the merger and the form of voting agreement between the Hidary Group, Mr.
Horowitz and The Estate of George Q Horowitz and resolved to recommend that our stockholders adopt the Prior Merger Agreement. Our board of directors' actions were unanimous, except that Mr. Horowitz recused himself from the meeting prior to the board of directors' voting.

      Following the meeting of our board of directors on June 1, 2007, we,
Hidary Group Acquisitions, LLC and Hidary Group Acquisitions, Inc. executed the
Prior Merger Agreement and issued a press release announcing the merger.

      On or about June 6, 2007, we were served with a purported class-action complaint brought in the Supreme Court of the State of New York, County of New
York, on behalf of William Sweet, an alleged stockholder of ours, and all others similarly situated. The complaint, which names as defendants Everlast Worldwide
Inc., and our directors Seth A. Horowitz, James K. Anderson, Edward R. Epstein,
Larry A. Kring, Mark Ackereizen, Steen Kanter, Theodore A. Atlas, James J.
McGuire, Jr., and Jeffrey M. Schwartz (the "Individual Defendants"), alleges claims arising out of our proposed transaction with affiliates of M. Hidary &
Company, Inc., for breaches of fiduciary duty. The complaint seeks a declaratory judgment that the Individual Defendants have breached their fiduciary duties to plaintiff and the purported class members, a preliminary and permanent injunction from consummating the proposed transaction and attorneys' fees and costs. We believe that these claims are without merit and intend to defend this action vigorously.

                                       25

GO-SHOP PERIOD ACTIVITIES; ENTRY INTO THE MERGER AGREEMENT

      Following the execution of the Prior Merger Agreement, representatives of
Piper contacted 25 financial and 31 strategic potential purchasers; one such potential purchaser signed a confidentiality and standstill agreement on June 7,
2007 and received diligence information on our company.

      On June 8, 2007, we received a letter from Parent expressing an intention to offer to purchase the company. A confidentiality and standstill agreement was sent to Parent on June 8, 2007, that Parent returned with comments on June 11,
2007. Olshan informed Parent's counsel that pursuant to the Prior Merger
Agreement, we were limited as to the form of the confidentiality and standstill agreement into which we could enter. Parent declined to sign the confidentiality and standstill agreement as sent, but requested a meeting with management to discuss only publicly available information. Such meeting was held on June 18,
2007. In addition, we scheduled management presentations for the entity which signed the confidentiality/standstill agreement and for additional investors affiliated with the Hidary Group.

      On June 18, 2007, following a management presentation of publicly available information to Parent, Parent expressed a desire to make a superior proposal on essentially the same terms as our agreement with Hidary Group
Acquisitions, LLC and Hidary Group Acquisitions, Inc, though Parent had not agreed to sign a confidentiality and standstill agreement.

      Also on June 18, 2007, the entity which signed the
confidentiality/standstill agreement cancelled their management presentation scheduled for the next day and withdrew from the process.

      On June 19, 2007, we received a letter from Parent outlining their offer, which offer excluded pricing terms because Parent required additional information to determine the accurate number of our fully-diluted shares outstanding. We directed them to our publicly available information for and as of the end of the first quarter. On June 20, 2007, we received an offer letter and merger agreement from Parent, which offer continued to exclude price. On
June 20, 2007, we received a revised offer letter and draft Merger Agreement from
Parent, which offer included a price per share of $30.20 to be paid to our stockholders, subject to certain assumptions relating to our fully-diluted shares outstanding and our net debt outstanding at the proposed closing of a transaction.

      On June 21, 2007, we received a revised offer letter and a revised draft of the Merger Agreement from Parent that included a purchase price of $30.00 per share in cash to all of our stockholders. As part of the offer, Parent indicated
that payment of the entire purchase price would be fully guaranteed by their corporate parent, Sports Direct International plc, a publicly traded company on the London Stock Exchange. The proposal also provided for proportionate increases in fee and expense provisions from that contained in the Prior Merger
Agreement and included a closing condition that closing of the transaction was subject to the satisfaction of applicable waiting period under the
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and comparable and applicable non-US antitrust approvals. Our board of directors met telephonically on June 21, 2007 to receive an update on the "go-shop" period and to review the offer made by Parent in comparison to the Prior Merger Agreement.
The board of directors was also notified that only one other entity executed a confidentiality and standstill agreement and that Parent was the only entity, other than the Hidary Group, which had made an acquisition proposal to our company. We further did not believe that the waiting period required by the
Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, or applicable non-US jurisdictions would impact significantly the timing of the transaction.
After discussion with our financial advisors and our counsel, our board of directors determined that the offer made by Parent constituted a "superior proposal" as such term was defined in the Prior Merger Agreement. Seth A.
Horowitz recused himself from the vote. Notice of this superior proposal was delivered to Hidary Group Acquisitions, LLC and Hidary Group Acquisitions, Inc.
in accordance with the terms of the Prior Merger Agreement and such notice stated that the Notice Period (as such term was defined in the Prior Merger
Agreement) terminated on June 27, 2007 at 11:59 p.m. Eastern Daylight Time.

      Also on June 21, 2007, management made a presentation to potential investors which formed part of the Hidary Group. From June 21, 2007 through June
23, 2007, management and Piper held conversations with the Hidary Group pursuant to which the Hidary Group requested additional information that was made available on June 25, 2007 in the electronic data room.

                                       26

      On June 26, 2007, Olshan contacted Proskauer regarding the status of any new proposal from Hidary Group Acquisitions, LLC and requested that, in the event our board of directors continued to believe that Parent had presented the board with a superior proposal, Hidary Group Acquisitions, LLC provide us with wire transfer instructions or that someone be available either after midnight on
June 28, 2007 or in the morning on June 28, 2007 to receive the termination fee that would be payable in the event that the Prior Merger Agreement was terminated in accordance with its terms. Olshan received no answer to this request. On June 27, 2007, Olshan contacted Proskauer again regarding the status of any new proposal from Hidary Group Acquisitions, LLC and again received no answer to this request. Over the course of June 27, 2007 and into the morning of
June 28, 2007, Olshan made several inquiries to Proskauer as to wire instructions or delivery instructions in the event that the board of directors decided to terminate the Prior Merger Agreement. The inquiries were not responded to.

      After not receiving any information concerning the terms of any revised offer from Hidary Group Acquisitions, LLC, Piper received a call from Hidary
Group Acquisitions, LLC on June 27, 2007 indicating that they would be sending over a proposal for our review. Later that evening, we received an offer letter from Hidary Group Acquisitions, LLC with a purchase price of $30.55 per share accompanied by 11 letters from various financing sources, certain of which contained conditions to funding. We reviewed the offer with Olshan, Young
Conaway and Piper.

      At approximately 9:00 p.m. Eastern Daylight Time on June 27, 2007,
representatives from Piper and Olshan had a conference call with Hidary Group
Acquisitions, LLC and its legal and financial advisors in order to obtain clarification on Hidary Group Acquisitions, LLC's revised offer, particularly with respect to their financing arrangements. Our representatives also asked
Hidary Group Acquisitions, LLC and its representatives if it was prepared to improve any of the terms of their offer, including a higher price, and whether or not Hidary Group Acquisitions, LLC would be willing to accept an increase in the termination fee payable to us in the event of a breach of the agreement by
Hidary Group Acquisitions, LLC. Prior to 11:59 p.m. Eastern Daylight Time on
June 27, 2007 the only additional information that Hidary Group Acquisitions,
LLC provided to us was an additional financing commitment letter, a revision to another financing commitment letter, as well as the opportunity to speak with one of the institutions that was providing debt financing to Hidary Group
Acquisitions, LLC.

      At midnight on June 28, 2007, our board of directors held a telephonic board meeting to discuss the offers from Parent and Hidary Group Acquisitions,
LLC. Representatives from Piper, Olshan and Young Conaway reviewed the two proposals with the directors. In particular, our board of directors considered whether in light of Hidary Group Acquisitions, LLC's revised offer, Parent's proposal ceased to constitute a superior proposal under the Prior Merger
Agreement, in particular, due to the fact that the offer made by Parent was fully guaranteed by its corporate parent, as opposed to Hidary Group
Acquisitions, LLC's offer, which was only fully guaranteed to the extent of the
$3,400,000 termination fee payable to us. In addition, the board discussed the capability of each of Hidary Group Acquisitions, LLC and Parent to finance their respective obligations. After discussion and consultation with its financial advisors and outside counsel, the board of directors unanimously determined both
(i) that Parent's proposal was a "Superior Proposal" within the meaning of the
Prior Merger Agreement (including after taking into account the revised proposal of Hidary Group Acquisitions, LLC), and (ii) that the failure to terminate the
Prior Merger Agreement and enter into the Merger Agreement with Parent would be inconsistent with the board's fiduciary duties. Accordingly, the board of directors voted unanimously to (i) terminate the Prior Merger Agreement and cause us to pay the $3,000,000 termination fee due thereunder (ii) approve and declare advisable the Merger Agreement and the merger, and (iii) recommend that our stockholders adopt the Merger Agreement. Seth A. Horowitz recused himself from the vote.

      At approximately 9:30 a.m. Eastern Daylight Time on June 28, 2007, prior to any notification of the board's determination to either Parent or Hidary
Group Acquisitions, LLC, we received a proposed Schedule 13D from Hidary Group
Acquisitions, LLC, which included non-public information about Parent's offer and specifically identified Parent as the entity making an acquisition proposal, but did not otherwise include any information in respect of any proposal by
Hidary Group Acquisitions, LLC to acquire us, other than the offer that had been conveyed on June 27, 2007. This Schedule 13D was subsequently filed with the
SEC. At 11 a.m. Eastern Daylight Time, we delivered a cashier's check to Hidary
Group Acquisitions, LLC (at their office identified in the "Notices" section of the Prior Merger Agreement) representing payment of the termination fee. We then sent a termination notice to Hidary Group Acquisitions, LLC and Hidary Group
Acquisitions, Inc. terminating our merger agreement with them in accordance with
Section 9.01(g) and Section 7.03(d) of the Prior Merger Agreement and

                                       27

concurrently executed and delivered the Merger Agreement with Parent. Under the terms of the Hidary Voting Agreement, upon the termination of the Prior Merger
Agreement with Hidary Group Acquisitions, LLC and Hidary Group Acquisitions,
Inc., the Hidary Voting Agreement as it relates to the shares held by The Estate of George Q Horowitz also terminated. Concurrently with the execution and delivery of the Merger Agreement, Parent and The Estate of George Q Horowitz
entered into the Voting Agreement. In addition, Parent executed a confidentiality and standstill agreement. We and Parent issued press releases at approximately 5 p.m. Eastern Daylight Time announcing the execution and delivery of the Merger Agreement, which at that time provided for merger consideration of
$30.00 per share to our stockholders.

      At approximately 1:30 a.m. Eastern Daylight Time on June 29, 2007, Piper
received a letter from Hidary Group Acquisitions, LLC, increasing their offer to
$31.25 per share and providing for the right of all of our stockholders to elect to rollover up to 50.0% of their shares into equity interests in the new acquisition vehicle of Hidary Group Acquisitions, LLC. Hidary Group
Acquisitions, LLC notified us at 9:30 a.m. Eastern Daylight Time on June 29,
2007 that they planned on issuing a press release with their most recent proposal.

      Pursuant to the terms of the Merger Agreement, we informed Parent of the new acquisition proposal of Hidary Group Acquisitions, LLC. At Parent's request, we held a conference call at 1:45 p.m. Eastern Daylight Time between us, Parent and our respective advisors during which call Parent increased their offer to
$33.00 per share with a corresponding proportionate increase in the fee and expense provisions in the Merger Agreement.

      Our board of directors held a telephonic board meeting at 2:30 p.m.
Eastern Daylight Time on June 29, 2007, during which representatives from Piper,
Olshan and Young Conaway reviewed the revised offers from Hidary Group
Acquisitions, LLC and Parent. After extensive discussion, the board of directors unanimously determined that, in light of the revised $33.00 per share offer by
Parent, the acquisition proposal made by Hidary Group Acquisitions, LLC of
$31.25 per share (including the roll-over feature) was not a superior proposal as contemplated by the Merger Agreement, and the amendment to the Merger
Agreement was advisable and fair to and in the best interests of our company and our stockholders. The board of directors voted unanimously to approve and declare advisable the amendment to the Merger Agreement and the merger, and to recommend that our stockholders adopt the Merger Agreement, as amended. Seth A.
Horowitz recused himself from the vote. Following the board of directors meeting, we exchanged signature pages with Parent and we each issued a press release announcing the amendment.

      On July 1, 2007, Hidary Group Acquisitions, LLC sent us a letter stating, among other things, that the Prior Merger Agreement had not been validly terminated. In a letter dated July 5, 2007, we responded that we had validly terminated the Prior Merger Agreement in accordance with the terms thereof.

      On July 10, 2007, a purported class-action complaint was brought in the
Delaware Court of Chancery, on behalf of Charles J. Restivo, an alleged stockholder of ours, and all others similarly situated. The complaint, which names as defendants Everlast Worldwide Inc., our directors Seth A. Horowitz,
James K. Anderson, Edward R. Epstein, Larry A. Kring, Steen Kanter, Theodore A.
Atlas, James J. McGuire, Jr., Jeffrey M. Schwartz (the "Director Defendants"),
Parent, Sports Direct International plc and Merger Sub alleges claims related to our proposed transaction with Parent for breaches of fiduciary duty (and aiding and abetting such breaches). The complaint seeks a declaratory judgment that the
Director Defendants have breached their fiduciary duties to plaintiff and the purported class members, an injunction against the proposed transaction with
Parent, or, if the transaction is consummated, a rescission of the proposed transaction with Parent and attorneys' and experts' fees. We believe that these claims are without merit and intend to defend this action vigorously.

      On July 10, 2007, a complaint was brought in the Delaware Court of
Chancery by Hidary Group Acquisitions, LLC and Hidary Group Acquisitions, Inc.
The complaint, which names Everlast Worldwide Inc. as the defendant, alleges that we breached the Prior Merger Agreement by refusing to negotiate in good faith with Hidary Group Acquisitions, LLC and Hidary Group Acquisitions, Inc.
and by terminating the Prior Merger Agreement and concurrently entering into the
Merger Agreement. The complaint seeks a declaratory judgment that the Prior
Merger Agreement is a valid and binding contract, specific performance of our obligations under the Prior Merger Agreement, a declaratory judgment that our
Merger Agreement with Parent is null and void and never became effective under its own terms, a permanent injunction against our proposed merger with Parent, a declaration that we breached our obligations under the Prior Merger Agreement by terminating the Prior Merger Agreement, an award of damages against us for such alleged breach of the Prior Merger Agreement and such other relief as the court may deem just and proper. We believe that these claims are without merit and intend to defend this action vigorously.

REASONS FOR THE TRANSACTIONS

      Our board of directors determined that (i) the Merger Agreement was superior to the Prior Merger Agreement, (ii) the Prior Merger Agreement should be terminated, (iii) the required $3,000,000 termination fee should be paid to
Hidary Group Acquisitions, LLC, and (iv) the Merger Agreement and merger were

                                       28

advisable and fair to and in the best interests of our company and our stockholders and recommended that our stockholders adopt the Merger Agreement.

      In reaching its decision to approve the merger and the Merger Agreement and to recommend that our stockholders vote to adopt the Merger Agreement, our board of directors consulted with senior management, as well as our legal and financial advisors, reviewed a significant amount of information, and considered a number of factors, including, among others, the following:

      o     our company and our advisors had actively solicited possible interested parties during the 30-day "go-shop" period provided for in the Prior Merger Agreement;

      o     during the 30-day "go-shop" period, our advisors contacted 25 financial and 31 strategic potential purchasers, only one of which signed a confidentiality and standstill agreement and received diligence information on our company;

      o     Parent was the only competing bidder to submit an "Acquisition
            Proposal" (as such term was defined in the Prior Merger Agreement)
            prior to the end of the 30-day "go-shop" period and no other competing bidder emerged prior to our board of directors' decision to terminate the Prior Merger Agreement and recommend that our stockholders approve the Merger Agreement;

      o     the likelihood of consummation of the merger, including an assessment of regulatory issues and an assessment that Parent and
            Merger Sub have the financial capability to acquire us for the merger consideration, taking into account the guarantee of Sports
            Direct International plc, Parent's London Stock Exchange-listed parent, of Parent's financial obligations under the Merger Agreement

      o     the merger consideration of $33.00 per share offered pursuant to the
            Merger Agreement was higher (24.5%) than the merger consideration of
            $26.50 per share originally offered pursuant to the Prior Merger
            Agreement and was also higher than the merger consideration of
            $31.25 per share offered by Hidary Group Acquisitions, LLC pursuant to its acquisition proposal submitted after termination of the Prior
            Merger Agreement;

      o     the price proposed by Parent and Merger Sub as compared to current and historical market prices and trading information with respect to our common stock in light of historical, current and prospective industry valuations of us and comparable companies;

      o     the fact that the merger consideration is all cash, so that the transaction will allow our stockholders to immediately realize value for their shares, and as such will provide our stockholders certainty of value for their shares;

      o     the per share consideration of $33.00 to be paid in the merger represents a premium for our common stock of approximately 42.5% to the closing price for our common stock on May 31, 2007, and a premium of 25.6% to the average closing price over the month preceding announcement of the merger;

      o     the per share consideration of $33.00 to be paid in the merger represents a multiple of 17.5 times our actual earnings before interest, taxes, depreciation and amortization, or "EBITDA" for the last twelve months;

      o     the financial presentation of Piper Jaffray & Co., our financial advisor, and its opinion that as of June 29, 2007, and based on and subject to the factors and assumptions set forth therein, the $33.00 per share in cash to be paid to holders of our common stock pursuant to the Merger Agreement was fair from a financial point of view to such holders;

      o     the termination fee of $4,180,000 that Parent has agreed to pay us if they breach any of their representations, warranties, covenants or agreements in the Merger Agreement, subject to certain
            conditions;

      o     the fact that, notwithstanding the fact that the Merger Agreement did not contain a 30-day "go-shop" clause that the Prior Merger
            Agreement contained (since such period had already been completed under the Prior Merger Agreement), the Merger Agreement provided that, under certain circumstances and subject to certain
            conditions (including payment of a $5,610,000 termination fee), we can furnish information to and conduct negotiations with a third party, terminate the Merger Agreement and enter into an agreement relating to a "Superior Proposal" (as such term is defined in the Merger Agreement) with a third party;

                                       29

      o     the board of directors' belief that the termination fee of
            $5,610,000 payable by us to Parent was reasonable; and

      o     the limited closing conditions in the Merger Agreement.

      In addition to the factors set forth above, the board of directors considered the following factors, among others, in initially deciding to recommend a sale of our company pursuant to the Prior Merger Agreement. Such factors were equally relevant to our board of directors' subsequent decision to recommend a sale of our company pursuant to the Merger Agreement:

      o     the alternatives to the merger (including the possibility of continuing to operate as an independent entity and the
            possibility of consummating a transaction with Hidary Group
            Acquisitions, LLC and Hidary Group Acquisitions, Inc.), the
            perceived risks of each of the alternatives, the perceived risks of the merger, the range of possible benefits to our stockholders of such alternatives and the timing and likelihood of
            accomplishing the goal of these alternatives, and our board's assessment that the merger with Merger Sub presented a superior opportunity to such alternatives;

      o     the risk that the stockholder value generated by us as a
            stand-alone entity, through stock price appreciation (taking into account that we do not currently pay, or intend to pay,
            dividends), would not be as high as the merger consideration offered by Parent and Merger Sub, in light of an assessment of the current and prospective demand for our core business services in the retail and sporting goods equipment industries, the effect of global, national and local economic conditions on those sectors and the competitive landscape for participants in these industries generally;

      o     prospects for, and trends within, the sporting goods equipment and retail industries generally;

      o     our financial condition, historical results of operations and business and strategic objectives, as well as the risks involved in achieving those objectives; and

      o     other historical information concerning our business, prospects, financial performance and condition, operations, technology, management and competitive position.

      Our board also considered the potential risks of the merger, including:

      o     the risk that the merger might not be completed in a timely manner or at all;

      o     that by pursuing the merger we will abandon our proposed secondary public offering, and if the merger is not completed, the risk that we will have lost both the time and resources expended on the secondary public offering as well as the opportunity to obtain funds which we intended to use, in part, to help fund our global brand integration, product development, marketing and direct-to-consumer business initiatives;

      o     the cost of terminating the Prior Merger Agreement, including the payment to Hidary Group Acquisitions, LLC of a termination fee of
            $3,000,000;

      o     the fact that prior to the termination of the Prior Merger
            Agreement, Hidary Group Acquisitions, LLC offered to pay a merger consideration of $30.55 per share and subsequent to the
            termination of the Prior Merger Agreement, Hidary Group
            Acquisitions, LLC offered to pay a merger consideration of $31.25 per share with the right of all of our stockholders to elect to rollover up to 50.0% of their shares into equity interests in the new acquisition vehicle of Hidary Group Acquisitions, LLC;

      o     the fact that the Merger Agreement does not provide for a
            "go-shop" period;

      o     the fact that following the merger, our stockholders will not participate in any of our future earnings or growth and will not benefit from any of our appreciation in value;

      o     the possibility of management and employee disruption associated with the merger;

                                       30

      o     the fact that the merger consideration consists of cash and will therefore be taxable to our stockholders for United States federal income tax purposes;

      o     the requirement that, in order for our board to accept a superior proposal, we pay Parent a $5,610,000 termination fee; and

      o     the restrictions on the conduct of our business prior to
            consummation of the merger, requiring us to conduct our business only in the ordinary course, subject to specific limitations or consent by Parent, which may delay or prevent us from undertaking business opportunities that may arise pending completion of the merger.

      In view of the variety of factors and the quality and amount of information considered as well as the complexity of these matters, the board did not find it practicable to, and did not attempt to, make specific assessments of, quantify, rank or otherwise assign relative weights to the specific factors considered in reaching this determination. Our board conducted an overall analysis of the factors described above, as well as others, including thorough discussion with, and questioning of, our senior management and our legal and financial advisors, and considered the benefits of the merger to outweigh the risks and the factors overall to be favorable to, and to support, its determination. Our board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any factor, was favorable or unfavorable to its ultimate determination. Individual members of our board may have given different weight to different factors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      After careful consideration, the board of directors has unanimously determined that the Merger Agreement and the merger are advisable and are fair to us and our stockholders, and in our best interest and the best interest of our stockholders and has unanimously approved the Merger Agreement. THE BOARD OF
DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER
AGREEMENT AT THE SPECIAL MEETING AND "FOR" THE APPROVAL OF THE ADJOURNMENT OF
THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

OPINION DELIVERED TO THE BOARD OF DIRECTORS

      THE FULL TEXT OF PIPER'S WRITTEN OPINION, WHICH SETS FORTH, AMONG OTHER
THINGS, THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND
LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN BY PIPER IN DELIVERING ITS
OPINION, IS ATTACHED AS ANNEX C. YOU SHOULD READ THE OPINION CAREFULLY AND IN
ITS ENTIRETY. THE FOLLOWING DESCRIPTION OF PIPER'S OPINION IS ONLY A SUMMARY OF
THE WRITTEN OPINION AND IS QUALIFIED IN ITS ENTIRETY BY THE WRITTEN OPINION AND
IS NOT A SUBSTITUTE FOR THE WRITTEN OPINION.

      PIPER'S OPINION WAS DIRECTED TO THE BOARD OF DIRECTORS IN ITS
CONSIDERATION OF THE TRANSACTIONS AND IS NOT A RECOMMENDATION TO ANY STOCKHOLDER
AS TO HOW SUCH STOCKHOLDER SHOULD VOTE WITH RESPECT TO THE TRANSACTIONS OR ANY
OTHER MATTER. FURTHER, PIPER'S OPINION ADDRESSED ONLY THE FINANCIAL FAIRNESS OF
THE AGGREGATE $33.00 PER SHARE MERGER CONSIDERATION TO HOLDERS OF OUR COMMON
STOCK AND DID NOT ADDRESS THE RELATIVE MERITS OF THE TRANSACTIONS OR ANY
ALTERNATIVES TO THE TRANSACTIONS, OUR UNDERLYING DECISION TO PROCEED WITH OR
EFFECT THE TRANSACTIONS, THE FINANCIAL OR OTHER FAIRNESS OF THE MERGER
CONSIDERATION, OR ANY OTHER ASPECT OF THE TRANSACTIONS.

      We retained Piper Jaffray & Co. to render to our board of directors an opinion as to the fairness, from a financial point of view, of the consideration to our common stockholders in the proposed merger.

      Piper delivered its written opinion dated June 28, 2007 and updated on
June 29, 2007 that as of June 29, 2007 and based upon and subject to the assumptions, factors and limitations set forth in the written opinion and described below, the merger consideration in the proposed merger was fair, from a financial point of view, to our common stockholders. A copy of Piper's written opinion is attached to this document as Annex C and is incorporated into this document by reference. The summary of the opinion set forth below is qualified in its entirety by reference to the complete opinion and report.

                                       31

      While Piper rendered its opinion and provided certain analyses to our board of directors, Piper was not requested to, and did not make, any recommendation to our board of directors as to the specific form or amount of the consideration to be received by our stockholders in the proposed merger, which was determined through negotiations between us and Parent. Piper's written opinion, which was directed to our board of directors, addresses only the fairness, from a financial point of view, of the proposed consideration to be received by the holders of our common stock in the proposed merger, does not address our underlying business decision to proceed with, or effect, the merger or structure thereof, Parent's ability to fund the cash portion of the merger consideration, or the relative merits of the merger compared to any alternative business strategy or transaction in which we might engage and does not constitute a recommendation to any of our stockholders as to how to vote in the merger. Prior to delivering its opinion, and in connection with the "go-shop"
provisions of the Prior Merger Agreement, Piper was requested to solicit, and did solicit, expressions of interest from other parties with respect to an acquisition of all or a part of our company, any business combination with us or other similar alternative transactions.

      In arriving at its opinion, Piper's review included:

      o     financial terms of the Merger Agreement;

      o     certain publicly available financial, market, securities and other data with respect to us;

      o     certain financial, market, securities and other data with respect to us made available from our internal records;

      o     certain internal financial projections for our company on a stand-alone basis prepared for financial planning purposes and furnished by our management;

      o     discussions with members of our senior management with respect to our business and prospects of our company on a stand-alone basis;

      o     historical prices and trading volumes for us and other companies deemed comparable to us by Piper;

      o     financial performance of certain other publicly traded companies deemed comparable to us by Piper;

      o     financial terms, to the extent publicly available, of certain selected comparable acquisition transactions and the premiums paid in these transactions; and

      o     a discounted cash flow analysis for us on a stand-alone basis.

      The following is a summary of the material analyses and other information that Piper prepared and relied on in delivering its opinion to our board of directors. This summary includes information presented in tabular format. IN
ORDER TO UNDERSTAND FULLY THE FINANCIAL ANALYSES USED BY PIPER, THESE TABLES
MUST BE READ TOGETHER WITH THE TEXT OF EACH SUMMARY. THE TABLES ALONE DO NOT
CONSTITUTE A COMPLETE DESCRIPTION OF THE FINANCIAL ANALYSES.

      CONSIDERATION

      The consideration offered to us in the merger was $33.00 per share of our common stock. Based on the number of our outstanding common shares and common share equivalents, Piper calculated the aggregate implied value of the total consideration payable in the merger for our common stock to be approximately
$149.3 million. Piper also calculated our implied enterprise value (equity value plus assumed debt less cash) to be approximately $182.3 million.

                                       32

      HISTORICAL TRADING ANALYSIS

      Piper reviewed general trading information concerning our company, including the price performance of our common stock over the previous 12 months relative to the group of comparable companies described below, and the stock price and volume over selected periods and the stock trading history of our common stock. Piper presented the recent common stock trading information for our company contained in the following table:

                                                 Price    Premium
                                                 -----    -------
           Closing price on June 26, 2007...  $   25.92    27.3%
Five days prior.............................  $   26.86    22.9%
One month prior.............................  $   22.06    49.6%
Three month average.........................  $   21.76    51.6%
Six month average...........................  $   19.97    65.3%
52 week high................................  $   27.88    18.4%
52 week low.................................  $   12.99   154.0%

      EVERLAST COMPARABLE COMPANY ANALYSIS

      Piper analyzed financial information and valuation ratios of our company compared to corresponding data and ratios from 15 publicly traded companies deemed comparable by Piper to our company.  This group comprised
Callaway Golf Company, Cherokee Inc., Cybex International, Inc., Escalade,
Incorporated, Iconix Brand Group, Inc., Kellwood Company, Nautilus, Inc.,
NexCen Brands, Inc., Oxford Industries, Inc., Perry Ellis International,
Inc., Quiksilver, Inc., True Religion Apparel, Inc., Under Armour, Inc.,
Volcom, Inc. and The Warnaco Group, Inc.  This group was selected from publicly traded companies that are either apparel and footwear companies with significant licensing businesses, apparel and footwear companies focused on athletic products or sporting good manufacturers and each company has market capitalization between $50,000,000 and $2,500,000,000, long-term earnings per share growth projections greater than 10.0% per annum and are profitable on a trailing EBITDA basis.  Piper used publicly available Wall Street research estimates for the comparable company group and internal financial projections for our company on a stand-alone basis prepared for financial planning purposes and furnished by our management for our company.  This analysis produced multiples of selected valuation data that Piper compared to multiples for our company derived from the value paid in the merger of $33.00 per share of our common stock.

                                                                     Everlast           Comparable Companies
                                                              ----------------------   ----------------------------
                                                              June 26,
                                                                2007
                                                               Closing  Transaction
                                                                Price       Price      High    Mean   Median   Low
                                                             ---------  -----------    -----  ------  ------  -----
Enterprise value to latest twelve months revenue .............   2.7x       3.4x       4.9x    1.9x    1.1x    0.7x

Enterprise value to latest twelve months earnings
before interest, taxes, depreciation and
amortization ("EBITDA") ......................................   14.3x      17.5x      33.6x   12.9x   9.6x    4.7x

Enterprise value to latest twelve months earnings
before interest and taxes ("EBIT") ...........................   16.8x      20.6x      38.4x   16.2x   12.9x   4.8x

Share price to estimated calendar year 2007
earnings per share ...........................................   20.7x      26.4x      48.4x   21.4x   19.3x   14.3x

Share price to estimated calendar year 2008
earnings per share ...........................................   14.2x      18.1x      36.5x   17.5x   15.9x   11.1x

      M&A TRANSACTION ANALYSIS

      Piper reviewed 33 acquisition transactions involving companies in the apparel, footwear and sporting goods industries. It selected these transactions by searching SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources and by applying the following criteria:

               o  transactions with targets whose business Piper deemed similar to ours;

                                       33

               o  transactions that were announced between July 1, 2003 and
                  June 28, 2007;

               o  transactions with publicly available information on terms;

               o  transactions in which the acquiring company purchased a controlling interest of the target; and

               o  transactions which were primarily public companies involved in either a strategic transaction, a public-to-private buyout transaction or acquisition of a private company.

      Piper performed its analysis on the following transactions:

               o  Acquisition of Oakley, Inc. by Luxottica Group S.p.A.;

               o  Acquisition of Genesco Inc. by The Finish Line, Inc.;

               o  Acquisition of The Stride Rite Corporation by Payless
                  ShoeSource, Inc.;

               o  Acquisition of Russell Corporation by Fruit of the Loom;

               o  Acquisition of Mossimo, Inc. by Iconix Brand Group, Inc.;

               o  Acquisition of Citizens of Humanity by Berkshire Partners;

               o  Acquisition of Tommy Hillfiger by Apax Partners Worldwide;

               o  Acquisition of Smartwool Corporation by The Timberland
                  Company;

               o  Acquisition of Haggar Corp. by Perseus Market Opportunity
                  Fund, L.P.;

               o  Acquisition of Saucony, Inc. by The Stride Rite Corporation;

               o  Acquisition of Oshkosh B'Gosh, Inc. by Carter's Inc.;

               o  Acquisition of Reef Holdings Corporation by VF Corporation;

               o  Acquisition of 7 for All Mankind by Bear Stearns Merchant
                  Banking;

               o  Acquisition of Spyder Active Sports, inc. by Apax Partners
                  Worldwide;

               o  Acquisition of Ben Sherman Limited by Oxford Industries,
                  Inc.;

               o  Acquisition of Marmot Mountain by K2 Inc.;

               o  Acquisition of Maxwell Shoe Company Inc. by Jones Apparel
                  Group, Inc.;

               o  Acquisition of Nautica Enterprises, Inc. by VF Corporation;

               o  Acquisition of K2 Inc. by Jarden Corporation;

               o  Acquisition of The Topps Company, Inc. by Madison Dearborn
                  Partners;

               o  Acquisition of Jacuzzi Brands by Apollo Management;

               o  Acquisition of Pure Fishing Inc. by Jarden Corporation;

                                       34

               o  Acquisition of Remington Arms Company, Inc. by Cerberus
                  Capital Management, L.P.;

               o  Acquisition of Crosman Corporation by Compass Diversified
                  Trust;

               o  Acquisition of Easton Sports, Inc. by Riddell Bell
                  Holdings, Inc.;

               o  Acquisition of Wham-O, Inc. by Cornerstone Overseas
                  Investments, Limited;

               o  Acquisition of Thompson/Center Arms, Inc. by Smith & Wesson
                  Holding Corporation;

               o  Acquisition of DashAmerica, Inc. d/b/a Pearl Izumi USA,
                  Inc. by Nautilus, Inc.;

               o  Acquisition of Brooks Sports, Inc. by Russell Corporation;

               o  Acquisition of Bell Automotive Products Inc. by JH
                  Partners, LLC;

               o  Acquisition of United States Playing Card Co. by Jarden
                  Corporation;

               o  Acquisition of Bell Sports Corp. by Fenway Partners; and

               o  Acquisition of Huffy Sports Company by Russell Corporation.

      Piper analyzed financial information of the targets in these transactions.
Piper used publicly available information for the comparable transaction group and for our company. This analysis produced multiples of selected valuation data which Piper compared to multiples for our company derived from the value paid in the merger. The following table sets forth these comparisons.

                                                                                            M&A Transactions
                                                                                   ---------------------------------------
                                                                      Everlast     High       Mean      Median       Low
                                                                      --------     ----       ----      ------       ---
Transaction value to latest twelve months revenue ................      3.4x       3.4x       1.4x       1.2x       0.4x
Transaction value to latest twelve months earnings before
interest, taxes, depreciation and amortization ("EBITDA") ........      17.5x      17.9x      9.8x       9.4x       5.7x
Transaction value to latest twelve months earnings
before interest and taxes ("EBIT") ...............................      20.6x      27.1x      13.8x      13.0x      9.2x

      DISCOUNTED CASH FLOW ANALYSIS

      Piper performed a discounted cash flow analysis for our company in which it calculated the present value of the projected hypothetical future cash flows of our company using our management's growth estimates and other assumptions for the six months ending December 31, 2007 and the fiscal years ending December 31,
2008, 2009, 2010 and 2011. Piper estimated a range of theoretical values for our company based on the net present value of its implied annual cash flows and a terminal value for our company in 2011 calculated based upon a multiple of
EBITDA. For purposes of this analysis, Piper used discount rates ranging from
17.0% to 21.0% based upon an analysis of the weighted average cost of capital of our company, an assumed tax rate of 40.0% and terminal values based on multiples of projected 2011 EBITDA ranging from 8.5x to 10.5x. This analysis resulted in implied equity value per share of our company of $22.77 to $33.69.

      CONTROL TRANSACTION PREMIUMS ANALYSIS

      Piper reviewed 134 transactions involving companies in the consumer and retail sectors where there was change in control of the target. It selected these transactions by searching SEC filings, public company disclosures, press releases, industry and popular press reports, databases and other sources and by applying the following criteria:

                                       35

               o  transactions involving retailers, restaurants, apparel, consumer products, consumer services and food & beverage;

               o  transactions that were announced after January 1, 2003;

               o  transactions with equity values ranging from $50 million to
                  $5 billion;

               o  transactions with publicly available information on terms;

               o  transactions in which less than 50.0% of the surviving
                  entity's shares were held by the pre-transaction target
                  stockholders; and

               o  transactions that were not share repurchases, acquisitions of a minority interest or acquisitions of a division.

      In examining the selected transactions, Piper analyzed the premium (or discount) payable in the transactions over trading prices for the target company one day, five days, one month and three months prior to the announcement of the transaction. Piper calculated the price premium for our company based upon the value of the merger consideration of $33.00 per share and an assumed announcement date of June 28, 2007. The following table sets forth information concerning the stock price implied by the transaction and the stock price premiums in the selected control transactions.

                                                  Premium Over Offering Price
                                      Everlast ---------------------------------
                                      Premium   High    Mean    Median     Low
                                      -------  ------- -------  -------  -------
   One day before announcement.......  27.3%    83.1%   23.7%    22.0%   (13.6%)
   Five days before announcement.....  22.9%   100.4%   25.7%    25.1%   (16.5%)
   One month before announcement.....  49.6%   106.8%   30.5%    29.9%    (5.3%)
   Three months before announcement..  66.7%   214.8%   36.9%    34.7%   (53.4%)

      ADDITIONAL INFORMATION

      In reaching its conclusion as to the fairness of the merger consideration and in its presentation to the board of directors, Piper did not rely on any single analysis or factor described above, assign relative weights to the analyses or factors considered by it, or make any conclusion as to how the results of any given analysis, taken alone, supported its opinion. The preparation of a fairness opinion is a complex process and not necessarily susceptible to partial analysis or summary description. Piper believes that its analyses must be considered as a whole and that selection of portions of its analyses and of the factors considered by it, without considering all of the factors and analyses, would create a misleading view of the processes underlying the opinion.

      The analyses of Piper are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the analyses. Analyses relating to the value of companies do not purport to be appraisals or valuations or necessarily reflect the price at which companies may actually be sold. No company or transaction used in any analysis for purposes of comparison is identical to our company. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies to which our company was compared and other factors that could affect the public trading value of the companies.

      For purposes of its opinion, Piper relied upon and assumed the accuracy and completeness of the financial, legal, accounting and other information discussed with or reviewed by it, and did not assume responsibility independently to verify the information. Piper assumed, with our consent, that the information provided to Piper was prepared on a reasonable basis in accordance with industry practice, and that our management is not aware of any information or facts that would make the information provided to it incomplete or misleading. In rendering its opinion, Piper assumed that we are not party to any material pending transaction, including any external financing, recapitalization, acquisition or merger, divestiture or spin-off other than the transaction, and with respect to financial forecasts and pro forma data relating to us reviewed by Piper, Piper assumed that this information reflects the best

                                       36

currently available estimates and judgments of our management. Piper expressed no opinion as to any financial forecasts, pro forma data or other forward looking financial information of our company or the assumptions on which they were based. Piper has not acted as an advisor to us as to, and it expressed no opinion on, any legal, tax, accounting or regulatory matters in any jurisdiction. Piper also relied on the assumptions of our management, as to all accounting, legal, tax and financial reporting matters with respect to us and the Merger Agreement.

      In rendering its opinion, Piper also assumed the transaction will be consummated pursuant to the terms of the Merger Agreement without amendments thereto, without adjustments to the merger consideration and without waiver by any party of any conditions or obligations thereunder. In arriving at its opinion, Piper assumed that all the necessary regulatory approvals and consents required for the transaction will be obtained in a manner that will not adversely affect our company or alter the terms of the transaction.

      In arriving at its opinion, Piper did not perform any appraisals or valuations of any of our specific assets or liabilities (fixed, contingent or other), or concerning our solvency or fair value, and was not furnished with any appraisals or valuations. The analyses performed by Piper in connection with its opinion were going concern analyses and Piper did not express any opinion regarding the liquidation value of any entity.

      Piper's opinion addressed only the proposed consideration set forth in the
Merger Agreement and no other term or agreement relating to the merger or related transactions. The opinion was based on information available to Piper and the facts and circumstances as they existed and were subject to evaluation on the date of the opinion. Events occurring after that date could materially affect the assumptions used in preparing the opinion. Piper did not express any opinion as to the price at which shares of our common stock have traded or may trade following announcement of the transaction. Piper did not undertake to reaffirm or revise its opinion or otherwise comment upon any events occurring after the date of its opinion and does not have any obligation to update, revise or reaffirm its opinion.

      Piper, as a customary part of its investment banking business, is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, underwritings and secondary distributions of securities, private placements and valuations for estate, corporate and other purposes. In the ordinary course of its business, Piper and its affiliates may actively trade our securities for its own account or the account of its customers and, accordingly, it may at any time hold a long or short position in these securities.

      Under the terms of the engagement letter between us and Piper, we have agreed to pay Piper a fee for providing its opinion as to the fairness of the merger consideration. A portion of this opinion fee became due upon delivery of
Piper's opinion delivered in connection with the Prior Merger Agreement, and the majority is due upon the consummation of the merger. Piper is serving as the lead underwriter in connection with the our currently proposed public offering for which it would receive customary fees if that transaction were to close and may seek to be engaged in the future to perform investment banking services for our company or Parent. Whether or not the transaction is consummated, we have agreed to pay the reasonable out-of-pocket expenses of Piper and to indemnify
Piper against liabilities incurred. These liabilities include liabilities under the federal securities laws in connection with the engagement of Piper by our board of directors.

CERTAIN EFFECTS OF THE TRANSACTIONS

      As a result of the transactions contemplated by the Merger Agreement,
Parent and its affiliates will acquire our entire company and our stockholders will receive an aggregate of $33.00 per share in cash.

      If the Merger Agreement is approved and adopted by our stockholders and the other conditions to the closing of the merger are either satisfied or, if permissible, waived, Merger Sub will be merged with and into us and our company will be the surviving corporation. When the transactions are completed, each share of our common stock, other than any such share held by Parent, Merger Sub or us, or by stockholders who perfect appraisal rights under Delaware law, will automatically be converted into the right to receive the merger consideration of an aggregate of $33.00 in cash, without interest.

                                       37

      The merger will result in the sale of our entire company to Parent and its affiliates and, following the transactions, the entire equity in our company is expected to be beneficially owned by Parent and its affiliates. If the transactions are completed, our current stockholders will cease to have any direct or indirect ownership interest in our company or rights as our stockholders. As a result, our stockholders will not participate in any of our future earnings or growth and will not benefit from any appreciation in our value.

      A holder of outstanding options or warrants, as applicable, to purchase shares of our common stock, whether or not then vested, at the effective time of the merger will be entitled to receive a cash amount equal to the product of (a)
the amount, if any, by which $33.00 exceeds the exercise price per share of each option or warrant held by such person at the effective time of the merger, multiplied by (b) the number of shares subject to such option or warrant held by such person, less any applicable withholdings for taxes. No consideration will be paid in respect of any stock options or warrants for which the exercise price equals or exceeds $33.00 per share. A holder of restricted stock, whether or not then vested, at the effective time of the merger will be entitled to receive a cash amount equal to $33.00 per share of restricted stock, less any applicable withholdings for taxes.

      Our common stock is currently registered under the Securities Exchange Act of 1934, as amended, which we refer to in this proxy statement as the Exchange
Act, and is quoted on the NASDAQ Global Market, which we refer to in this proxy statement as Nasdaq, under the symbol "EVST." As a result of the transactions, we will become a privately held corporation, and there will be no public market for our common stock. After the consummation of the merger, our common stock will cease to be quoted on Nasdaq, and price quotations with respect to sales of shares of our common stock in the public market will no longer be available. In addition, the registration of our common stock under the Exchange Act will be terminated. This termination will make certain provisions of the Exchange Act, such as the requirement of filing periodic and other reports with the SEC and furnishing a proxy or information statement in connection with stockholders'
meetings, no longer applicable to us.

      The directors of Merger Sub immediately prior to the effective time of the merger will be the initial directors of the surviving corporation, each to hold office in accordance with the certificate of incorporation and by-laws of the surviving corporation. Our officers will be the initial officers of the surviving corporation, in each case until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal.

      Our certificate of incorporation, as in effect immediately prior to the effective time of the merger, will be amended as specified by the Merger
Agreement and will be the certificate of incorporation of the surviving corporation until further amended in accordance with its provisions and applicable law. The bylaws of Merger Sub, as in effect immediately prior to the effective time of the merger, will be the bylaws of the surviving corporation until further amended in accordance with its provisions, applicable law and the certificate of incorporation of the surviving corporation.

CERTAIN EFFECTS ON THE COMPANY IF THE TRANSACTIONS ARE NOT COMPLETED

      In the event that the Merger Agreement is not adopted by our stockholders or if the transactions are not completed for any other reason, our stockholders will not receive any payment for their shares in connection with the transactions. Instead, we will remain an independent public company and our common stock will continue to be listed and traded on Nasdaq. In addition, if the transactions are not completed, we expect that management will operate the business in a manner similar to that in which it is being operated today and that our stockholders will continue to be subject to the same risks and opportunities to which they are currently subject. Accordingly, if the transactions are not consummated, there can be no assurance as to the effect of these risks and opportunities on the future value of shares of our common stock.
From time to time, the board of directors may evaluate and review, among other things, our business operations, management and capitalization and make such changes as are deemed appropriate. If the Merger Agreement is not adopted by the stockholders or if the transactions are not consummated for any other reason, there can be no assurance that any other transaction acceptable to us will be offered or that our business, prospects or results of operations will not be adversely affected. If the Merger Agreement is terminated under specified circumstances, we may be obligated to reimburse up to $1,870,000 of expenses incurred by Parent and its affiliates in connection with the Merger Agreement or pay a termination fee of $5,610,000. See "The Merger Agreement--Fees and
Expenses."

                                       38

FINANCING FOR THE TRANSACTIONS; SOURCE AND AMOUNT OF FUNDS

      The consummation of the transactions contemplated by the Merger Agreement is not conditioned on Parent obtaining financing. The total amount of funds required by Parent to pay the consideration for the merger and to pay related fees and expenses, is estimated to be approximately $182,000,000. Sports Direct
International plc, Parent's London Stock Exchange-listed parent, has agreed to guarantee Parent's payment obligations under the Merger Agreement. The foregoing estimate of the funds required to pay the merger consideration and related fees and expenses does not take into account the results of the exercise by stockholders of dissenters' rights under Delaware law which may result in their receipt of consideration less than, more than or equal to the merger consideration which would have been payable to them under the terms of the
Merger Agreement.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

      The following general discussion summarizes the material federal income tax consequences to our stockholders as a result of the exchange of their shares of our common stock solely in exchange for cash either pursuant to the Merger
Agreement or as a result of dissenting and perfecting their appraisal rights.
This discussion is based on the Internal Revenue Code of 1986, as amended (the
"Internal Revenue Code"), the current Treasury Regulations promulgated thereunder, existing administrative interpretations and court decisions, all of which are subject to change, possibly with retroactive effect. This discussion assumes that our stockholders hold their shares of our common stock as capital assets within the meaning of Section 1221 of the Internal Revenue Code.

      This discussion does not address all aspects of federal income taxation that may be important to stockholders in light of their particular circumstances or if they are subject to special rules. These special rules include rules relating to:

      o     stockholders who are not citizens or residents of the United
            States;

      o     financial institutions;

      o     tax-exempt organizations;

      o     insurance companies;

      o     pass-through entities;

      o     dealers in securities; and

      o     stockholders who acquired their shares of stock through the exercise of options or similar derivative securities or otherwise as compensation.

      This discussion also does not address the alternative minimum tax or any tax consequences under state, local or foreign laws.

      The discussion that follows neither binds nor precludes the Internal
Revenue Service from adopting a position contrary to that expressed in this proxy statement, and we cannot assure you that such a contrary position could not be asserted successfully by the Internal Revenue Service or adopted by a court if the positions were litigated. We do not intend to obtain a ruling from the Internal Revenue Service with respect to the U. S. federal income tax consequences of the exchange of your shares of our common stock for the merger consideration pursuant to the merger and the related transactions, nor do we intend to obtain an opinion from tax counsel with respect to the federal income tax consequences of these transactions.

      Except as otherwise indicated, this summary describes the United States federal income tax consequences for U.S. stockholders. U.S. stockholder means a beneficial owner of our common stock that is for United States federal income tax purposes:

                                       39

      o     a citizen or resident of the United States;

      o     a corporation organized under the laws of the United States, any state of the United States or the District of Columbia;

      o     an estate the income of which is subject to United States federal income taxation regardless of its source; or

      o     a trust if (A) a court within the United States is able to exercise primary supervision over its administration and one or more United
            States Persons (as such term is defined in the Internal Revenue
            Code) have authority to control all substantial decisions of the trust, or (B) the trust was in existence on August 20, 1996, and validly elected to continue to be treated as a United States domestic trust.

      As used herein, the term non-U.S. stockholder means all stockholders that are not U.S. stockholders.

      EXCHANGING STOCKHOLDER. The receipt of the cash by you pursuant to the
Merger Agreement, or as a result of dissenting and perfecting your appraisal rights, will be a taxable transaction. You will recognize gain or loss for federal income tax purposes in an amount equal to the difference between the cash you receive and your adjusted tax basis in your shares of our common stock exchanged therefor. This gain or loss will be capital gain or capital loss if you held your shares of our common stock as a capital asset at the effective date of the merger. Any such capital gain will be long-term capital gain if you held the exchanged shares for more than one year as of the effective date of the merger. Net long-term capital gains generally will be subject to federal income tax at capital gain rates applicable to the exchanging stockholder (e.g., up to a maximum net long-term capital gains tax rate of 15.0% for taxpayers that are individuals). Capital losses may be subject to certain limitations.

      NON-U.S. STOCKHOLDERS. In general, if you are a non-U.S. stockholder, you will generally not be subject to U.S. federal income tax or any withholding thereof with respect to the gain recognized on the redemption of your shares of our common stock (either pursuant to the merger and the related transactions or as a result of dissenting and perfecting your appraisal rights) unless one of the following situation applies.

      o     The gain is effectively connected with your conduct of a trade or business in the United States and, if a tax treaty applies, is attributable to a permanent establishment maintained by you in the United States.  In this case, you will generally be taxed on your net gain derived from the disposition of your shares of our common stock at the regular graduated United States federal income tax rates in much the same manner as if you were a U.S.
            person and, if you are a foreign corporation, then you may also be subject to a branch profits tax.

      o     You are an individual who is present in the United States for 183 days or more in the taxable year that the merger occurs and you meet certain other requirements.  In this case, you will be subject to U.S. federal income tax at a rate of 30.0% (or a reduced rate under an applicable treaty) on the amount by which capital gains (including gain recognized on the sale or other disposition of our common stock) allocable to U.S. sources exceed capital losses allocable to U.S. sources.

      o     If our common stock constitutes a "United States real property interest" by reason of our status as a "United States real property holding corporation," or a USRPHC, for United States federal income tax purposes at any time during the shorter of the five-year period ending immediately on the date you dispose of our common stock or the period you held our common stock.  The determination of whether we are a USRPHC depends upon the fair market value of our United States real property interests
            relative to the fair market value of our business assets.
            However, due to our common stock being "regularly traded on an established securities market" within the meaning of Section
            897(c)(3) of the Internal Revenue Code, even if we are a USRPHC, our common stock will not be treated as a United States real property interest, except as noted in the next sentence.  If you are a non-U.S. stockholder and directly or indirectly owned more than 5.0% of our common stock at any time during the five-year period immediately preceding the date you exchange your shares

                                       40

            and we are a USRPHC, any gain you recognize on the exchange of your shares will be treated as income that is effectively
            connected to a U.S. trade or business and you may be subject to withholding at a United States federal income tax withholding rate of 10.0% of the gross proceeds you realize with respect to the sale of your shares of our common stock.  Any amount withheld in excess of the actual tax owed may be refundable if specified requirements are satisfied.

      BACKUP WITHHOLDING. You may be subject to backup withholding at a 28.0%
rate on any cash consideration that you receive in connection with the transactions. Backup withholding will not apply, however, if you:

      o     furnish to us a correct taxpayer identification number and certify that you are not subject to backup withholding on the substitute
            Form W-9 or successor form included in the letter of transmittal to be delivered to you following the date of the completion of the transactions;

      o     provide a certification of foreign status on Form W-8BEN or another type of W-8 form; or

      o     are otherwise exempt from backup withholding.

      Backup withholding is not an additional tax but is credited against the federal income tax liability of the taxpayer subject to the withholding. If backup withholding results in an overpayment of a taxpayer's federal income taxes, that taxpayer may obtain a refund from the Internal Revenue Service.

      THE PRECEDING DISCUSSION OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX
CONSEQUENCES OF THE TRANSACTIONS IS FOR GENERAL INFORMATION PURPOSES ONLY AND IS
NOT TAX ADVICE. EVERLAST WORLDWIDE INC. STOCKHOLDERS ARE URGED TO CONSULT THEIR
TAX ADVISORS TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE
TRANSACTIONS, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN
AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF ANY CHANGES IN U.S. FEDERAL OR
OTHER APPLICABLE TAX LAWS.

REGULATORY MATTERS

      In addition to the filing of a certificate of merger with the Secretary of
State of the State of Delaware at or before the effective date of the merger, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, we must file certain materials with the Federal Trade Commission and the Antitrust
Division of the United States Department of Justice, as well as certain other documents and information which may be required to obtain the consent and approval of governmental authorities under applicable non-U.S. antitrust laws, each of which is a condition to the consummation of the merger. In addition, it is a condition to the consummation of the transactions that we obtain any consent to the Merger Agreement or the transactions that may be required under certain of our contracts.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTIONS

      In considering the recommendation of the board of directors with respect to the adoption of the Merger Agreement, you should be aware that some of our directors and executive officers have interests in the transactions that are different from, or in addition to, the interests of our stockholders generally.
These interests may present them with actual or potential conflicts of interest, and these interests, to the extent material, are described below. The board of directors was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the merger.

      TREATMENT OF STOCK OPTIONS, WARRANTS AND RESTRICTED STOCK

      A holder of outstanding options or warrants, as applicable, to purchase shares of our common stock, whether or not then vested, at the effective time of the merger, will be entitled to receive a cash amount equal to the product of
(a) the amount, if any, by which $33.00 exceeds the exercise price per share of each option or warrant held by such person at the effective time of the merger,

                                       41

multiplied by (b) the number of shares subject to such option or warrant held by such person, less any applicable withholdings for taxes. No consideration will be paid in respect of any stock options or warrants for which the exercise price equals or exceeds $33.00 per share. A holder of restricted stock, whether or not then vested, at the effective time of the merger will be entitled to receive a cash amount equal to $33.00 per share of restricted stock, less any applicable withholdings for taxes.

      Each of our directors and executive officers owns vested and/or unvested options with exercise prices of less than $33.00 per share. The following table sets forth the cash consideration that the directors and executive officers, individually and as a group, will be entitled to receive under the Merger
Agreement in consideration for the cancellation of unvested and vested options held by such directors and executive officers.

                             Number                     Number                       Total         Total
                               of                         of                        Number     Consideration
                             Shares   Consideration     Shares    Consideration       of            for
                            Subject        for          Subject        for          Shares      Cancellation
                               to      Cancellation       to       Cancellation     Subject     of Unvested
                            Unvested   of Unvested      Vested      of Vested         to         and Vested
Name                        Options      Options        Options      Options        Options       Options
-------------------------- ---------- ---------------- ---------- ---------------- ---------- --------------
Seth A. Horowitz            241,334   $ 5,716,417       123,332   $ 3,162,130       364,366   $ 8,878,547
Gary J. Dailey               35,667       767,640        23,333       621,626        59,000     1,389,267
Gerard J. deLisser           16,000       263,600          --            --          16,000       263,600
Angelo V. Giusti             15,834       369,767        16,666       469,483        32,500       839,250
Thomas K. Higgerson          16,500       287,310          --            --          16,500       287,210
Mark R. Mackay               10,000       145,000          --            --          10,000       145,000
Hal G. Worsham                 --            --            --            --            --            --
Mark Ackereizen                --            --            --            --            --            --
James K. Anderson            11,333       216,810        17,767       512,791        29,100       729,601
Theodore A. Atlas            10,333       196,916         3,667        89,824        14,000       286,740
Edward R. Epstein            10,566       202,534        14,967       430,003        25,533       632,537
Steen Kanter                   --            --            --            --            --            --
Larry A Kring                11,134       212,858        17,266       498,200        28,400       711,058
James J. McGuire, Jr         10,600       201,636         2,700        64,573        13,300       266,209
Jeffrey M. Schwartz          10,500       200,036         3,700        90,573        14,200       198,309
All directors and
executive officers
as a group                  399,801   $ 8,780,523       223,398   $ 5,939,204       623,199   $14,719,727

---------------

      Certain of our executive officers own unvested shares of restricted stock.
The following table sets forth the cash consideration that the executive officers, individually and as a group, will be entitled to receive under the
Merger Agreement in consideration for the cancellation of the shares of restricted stock held by such executive officers.

                         Number of Shares      Consideration for
                            Subject to          Cancellation of
                         Restricted Stock      Restricted Stock
Name                          Awards                Awards
----------------------   ----------------      -----------------
Seth A. Horowitz              9,500                $313,500
Gary J. Dailey                3,000                  99,000
Gerard J. deLisser            1,500                  49,500
Angelo V. Giusti                833                  24,489
Thomas K. Higgerson           1,500                  49,500
All directors and
executive officers as
a group                      16,333                $538,989

---------------

                                       42

      EXISTING EMPLOYMENT AND RETAINER AGREEMENTS

      We have entered into employment agreements with Seth A. Horowitz, our
Chairman, President and Chief Executive Officer, Gary J. Dailey, our Chief
Financial Officer, Gerard J. deLisser, our Chief Merchandising Officer,
Angelo V. Giusti, our Senior Vice President of Sales and Secretary, Thomas K.
Higgerson, our Senior Vice President of Manufacturing and Distribution, and
Mark R. Mackay, our Senior Vice President Global Licensing.  In addition, we have entered into a retainer agreement with our general counsel, Edward R.
Epstein.

      The term of Mr. Horowitz's employment agreement is from November 28, 2005 until December 31, 2010, and will be automatically renewed for consecutive three-year terms unless terminated by written notice made by either Mr. Horowitz or us at least 90 days prior to the expiration date of the original term or any renewal thereof. Mr. Horowitz's employment agreement provides for a base salary of $325,000 per year, subject to annual adjustments. Mr. Horowitz's employment agreement also provides for an annual incentive-based bonus payment, in cash, pursuant to which he is eligible to earn up to 50.0% of his base salary, and then for every one percent above or below an EBIT (pretax earnings) target level, his annual incentive-based bonus as a percentage of his annual base salary increases by that same percentage.

      Mr. Dailey's employment agreement became effective on January 1, 2006 for an initial term of three years and will be automatically renewed for consecutive one-year terms thereafter unless terminated by written notice made by either Mr.
Dailey or us at least 60 days prior to the expiration date of the original term or any renewal thereof. Mr. Dailey's employment agreement provides for a base salary of $200,000 per year, subject to annual adjustments. Mr. Dailey's employment agreement also provides for an annual incentive-based bonus payment, in cash, pursuant to which he is eligible to earn up to 50.0% of his base salary, and then for every one percent above or below an EBIT (pretax earnings)
target level, his annual incentive-based bonus as a percentage of his annual base salary increases by that same percentage.

      Mr. deLisser's employment agreement became effective on November 29, 2006 for an initial term of one year and will be automatically renewed for consecutive one-year terms thereafter unless terminated by written notice made by either Mr. deLisser or us at least 60 days prior to the expiration date of the original term or any renewal thereof. Mr. deLisser's employment agreement provides for a base salary of $245,000 per year, subject to annual adjustments.
In addition, Mr. deLisser will receive a guaranteed annual bonus of 15.0% of his base salary during the first year of his employment, which bonus may be increased up to 30.0% of his base salary by our Chief Executive Officer.
Thereafter, Mr. deLisser's maximum annual bonus will be 30.0% of his base salary. Sixty (60.0%) percent of the bonus for the first year and each subsequent year of employment will be based upon our achieving our EBIT (pretax earnings) and EPS as set forth in our annual budget and certified by our auditors whose certification will be conclusive. Forty (40.0%) percent of the annual bonus will be determined by the qualitative assessment of Mr. deLisser's performance by our Chief Executive Officer.

      Mr. Giusti's employment agreement became effective on February 16, 2007 for an initial term of one year and will be automatically renewed for consecutive one-year terms thereafter unless terminated by written notice made by either Mr. Giusti or us at least 60 days prior to the expiration date of the original term or any renewal thereof. Mr. Giusti's employment agreement provides for a base salary of $215,000 per year, subject to annual adjustments. In addition, Mr. Giusti is eligible to earn an annual bonus of up to 20.0% of his base salary during the first year of his employment, 12.0% to be based upon us achieving our EBIT (pretax earnings) and EPS as set forth in our annual budget and certified by our auditors whose certification will be conclusive, and 8.0%
to be based upon the qualitative assessment of Mr. Giusti's performance by our
Chief Executive Officer.

      Mr. Higgerson's employment agreement became effective on September 7, 2006 for an initial term of one year and will be automatically renewed for consecutive one-year terms thereafter unless terminated by written notice made by either Mr. Higgerson or us at least 60 days prior to the expiration date of the original term or any renewal thereof. Mr. Higgerson's employment agreement provides for a base salary of $195,000 per year, subject to annual adjustments.
In addition, Mr. Higgerson will be paid a 12.0% bonus earned during 2007 in contemplation of our meeting our 2007 operating and purchasing budgets, which bonus is to be paid in February 2008. Mr. Higgerson is restricted during the term of his employment and thereafter from disclosing our trade secrets, patents, designs and private processes. We may terminate Mr. Higgerson's employment during the term for cause.

                                       43

      Mr. Mackay's employment agreement became effective on April 3, 2007 for an initial term of two years and will be automatically renewed for consecutive one-year terms thereafter unless terminated by written notice made by either Mr.
Mackay or us at least 60 days prior to the expiration date of the original term or any renewal thereof. Mr. Mackay's employment agreement provides for a base salary of $220,000 per year, subject to annual adjustments, plus an annual incentive-based bonus of up to 30.0% of his base salary based, in part, upon a percentage of licensing royalties received.

      Mr. Epstein's retainer agreement became effective on July 1, 2006 for an initial term of three years and will be automatically renewed for consecutive one-year terms thereafter unless terminated by written notice made by either Mr.
Epstein or us at least 60 days prior to the expiration date of the original term or any renewal thereof. Mr. Epstein's retainer agreement provides for a base salary of $300,000 per year, subject to annual adjustments.

      Pursuant to our employment agreements with Mr. Horowitz, Mr. Dailey, Mr.
deLisser, Mr. Giusti and Mr. Mackay, and our retainer agreement with Mr.
Epstein, such individual may not (a) during the term of such employment and for a period of one year thereafter, disclose to any person or entity, or use for personal gain, any trade secrets belonging to us, unless this information is otherwise previously publicly disclosed through no fault or conduct of such individual, or he is required by law to disclose the information, or the information is within the public domain; and (b) without our prior written consent, within the one-year period following the termination or expiration of his employment or retainer agreement, as applicable, solicit any of our employees, agents, or representatives to join him as a partner, employee, agent, or representative, in any competitive enterprise. We may terminate such individual's employment during the term for cause. If as a result of such individual's incapacity due to physical or mental illness, he is absent from the full-time performance of his duties with us for six consecutive months, and within 30 days after written notice of termination is given, such individual has not returned to the full-time performance of his duties, we may terminate his employment.

      The employment agreements of Mr. Horowitz, Mr. Dailey, Mr. deLisser and
Mr. Giusti and the retainer agreement with Mr. Epstein provide for a payment to be made to such individual as a result of such individual's termination following a change in control of our company in certain circumstances. These change in control provisions provide for the following payments:

      (1) A lump sum severance payment equal to 2.99 times the sum of his current annual base salary and bonus. The payment must be made within five days following termination or on the first day of the seventh month following termination as necessary to comply with Section 409A of the Internal Revenue
Code;

      (2) Any and all legal fees including all such fees and expenses incurred as a result of such termination (including all such fees and expenses, if any, incurred in contesting or disputing any such termination) or in seeking to obtain or enforce any right or benefit provided by their respective employment agreements or in connection with any tax audit or proceeding to the extent attributable to the application of Section 4999 of the Internal Revenue Code to any payment or benefit provided therein; and

      (3) Any deferred compensation, including but not limited to deferred bonus allocated or credited to him as of the date of termination.

      Mr. Giusti's employment contract provides that the lump sum severance payment may not exceed the amount permitted to be paid to Mr. Giusti without incurring the excess tax imposed pursuant to Section 4999 of the Internal
Revenue Code.

      Each of Mr. Dailey and Mr. deLisser's employment agreements and Mr.
Epstein's retainer agreement provides for the above-mentioned payments in the event that such individual is assigned to a new position following a change in control that is not commensurate with his position prior to such change in control.

      On June 1, 2007, Mr. Dailey acknowledged that he does not have the right to receive payments following a change in control unless following a change in control, his employment is terminated by our company without cause or Mr. Dailey terminates his employment because he is assigned to a new position not commensurate with his previous position during the term of his employment agreement.

      Mr. Horowitz's employment agreement provides that Mr. Horowitz may terminate his employment if, following a change in control of our company, any of the following occurs:

                                       44

      (1) The assignment to him of any duties inconsistent with his status and position as it exists immediately prior to the change in control of our company or a substantial adverse alteration in the nature or status of his responsibilities from those in effect immediately prior to the change in control of our company;

      (2) A reduction in Mr. Horowitz's annual base salary;

      (3) The failure or refusal by us to pay any portion of Mr. Horowitz's current compensation within seven (7) days of the date it is due;

      (4) The failure or refusal by us to continue in effect any bonus to which
Mr. Horowitz is entitled or any compensation plan in which Mr. Horowitz participated immediately prior to our change in control;

      (5) The failure or refusal by us to continue in effect any of Mr.
Horowitz's benefits which existed immediately prior to our change in control; or

      (6) The failure by us to obtain a satisfactory agreement from any successor to assume and agree to perform Mr. Horowitz's employment agreement.

      On June 1, 2007, Mr. Horowitz acknowledged that he does not have the right to receive payments following a change in control unless following a change in control, his employment is terminated by our company without cause or Mr.
Horowitz terminates his employment for any of the reasons enumerated above.

      STOCK OWNERSHIP

      Our executive officers and directors beneficially own shares of our common stock. For a further description of these stockholdings, see "Security Ownership of Certain Beneficial Owners and Management."

      INDEMNIFICATION AND INSURANCE

      From and after the effective time of the merger, the surviving corporation has agreed, to the fullest extent permitted under applicable law, to indemnify and hold harmless each present and former director and officer of ours and each of our subsidiaries at or prior to the effective time of the merger against all costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any action, whether civil, criminal, administrative or investigative, arising out of or pertaining to any action or omission or matters existing or occurring at or prior to the effective time of the merger, to the same extent as provided in our certificate of incorporation or bylaws, or any other applicable contract, in effect on the date of the Merger Agreement.

      The surviving corporation will advance expenses as incurred by the indemnified parties to the fullest extent permitted under applicable law, provided the applicable indemnified party provides an undertaking to repay all advances if it is ultimately determined that such indemnified party is not entitled to indemnification.

      For six years from the effective time of the merger, the surviving corporation has agreed to maintain in effect for the benefit of the directors and officers of our company currently covered by our officers' and directors'
liability insurance policies an insurance and indemnification policy with an insurer with a Standard & Poor's rating of at least A that provides coverage for acts or omissions occurring prior to the effective time of the merger covering each such person on terms with respect to coverage and in amounts no less favorable than our directors' and officers' insurance policy in effect on the date of the Merger Agreement; provided, however, that the surviving corporation is not required to pay an annual premium for the insurance in excess of 300.0%
of the annual premium currently paid by us for such coverage; provided, further, that if the annual premiums for such insurance coverage exceed 300.0% of such annual premium, the surviving corporation will obtain a policy with the greatest coverage available for a cost not exceeding such amount. The surviving corporation may satisfy its obligations under the Merger Agreement by purchasing a "tail" policy from an insurer with a Standard & Poor's rating of at least A under our existing directors' and officers' insurance policy, that (i) has an effective term of six years from the effective time of the merger, (ii) covers each director and officer currently covered by our directors' and officers'
insurance policy in effect on the date of the Merger Agreement for actions and omissions occurring on or prior to the effective time of the merger, and (iii)
contains terms that are no less favorable than those of our directors' and officers' insurance policy in effect on the date of the Merger Agreement.

                                       45

      The Merger Agreement requires the certificate of incorporation and bylaws of the surviving corporation to contain provisions no less favorable with respect to indemnification than are set forth in our certificate of incorporation and bylaws, respectively, and provides that these provisions may not be amended, repealed or otherwise modified for a period of six years from the effective time of the merger in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the effective time of the merger, were directors or officers of ours or any of our subsidiaries.

      This provision of the Merger Agreement is intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.

      Notwithstanding anything in this provision to the contrary, if any claim, action, suit, proceeding or investigation (whether arising before, at or after the effective time of the merger) is made against any indemnified party or any other party covered by directors' and officers' liability insurance, on or prior to the sixth anniversary of the effective time of the merger, this provision of the Merger Agreement will continue in effect until the final disposition of such claim, action, suit, proceeding or investigation.

      If the surviving corporation or any of its successors or assigns (i)
consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii)
transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision is to be made so that the successors and assigns of the surviving corporation assume the obligations set forth in this provision of the Merger Agreement.

FEES AND EXPENSES

      Whether or not the transactions are completed, in general, all fees and expenses incurred in connection with the transactions will be paid by the party incurring those fees and expenses. If the Merger Agreement is terminated under specified circumstances, we may be required to reimburse Parent and its affiliates for expenses incurred in connection with the Merger Agreement, up to a maximum of $1,870,000. See "The Merger Agreement--Fees and Expenses." Fees and
expenses with respect to the transactions are estimated at this time to be as follows:

      Description                                          Amount ($)
      ------------------------------------------------ ------------------
      SEC filing fee                                         [4,870]
      Legal fees                                                [__]
      Accounting fees                                       [10,000]
      Financial advisory fees                            [2,279,000]
      Paying agent fees and expenses                        [10,000]
      Printing, proxy solicitation and mailing costs        [60,000]
      Miscellaneous expenses                                 [5,000]
      Total expenses                                           [__]

      These expenses will not reduce the merger consideration payable to our stockholders under the Merger Agreement.

APPRAISAL OR DISSENTERS' RIGHTS

      Under Section 262 of the Delaware General Corporation Law, which we refer to in this proxy statement as the DGCL, any holder of our common stock who does not wish to accept the $33.00 per share merger consideration may dissent from the merger and elect to exercise appraisal rights. A stockholder who exercises appraisal rights may ask the Delaware Court of Chancery to determine the fair value of his or her shares (exclusive of any element of value arising from the accomplishment or expectation of the transactions), and receive payment of fair value in cash, together with a fair rate of interest, if any, provided that the stockholder complies with the provisions of Section 262 of the DGCL.

                                       46

      The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL, and is qualified in its entirety by the full text of Section 262 of the DGCL, the full text of which is attached to this proxy statement as Annex D. All references in Section 262 of the DGCL or in this summary to a "stockholder" are to the record holder of the shares of our common stock who asserts appraisal rights.

      Under Section 262 of the DGCL, when a merger agreement is submitted for adoption at a meeting of stockholders, as in the case of the Merger Agreement, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders that appraisal rights are available and include in the notice a copy of Section 262 of the DGCL. This proxy statement constitutes our notice, and we have attached Section 262 of the DGCL to this proxy statement as Annex D.
Any holder of our common stock who wishes to exercise appraisal rights or who wishes to preserve the right to do so should review the following discussion and
Annex D carefully. Failure to comply with the procedures of Section 262 of the
DGCL, in a timely and proper manner, will result in the loss of appraisal rights.

      Stockholders wishing to exercise the right to dissent from the transactions and seek an appraisal of their shares must do ALL of the following:

      o     The stockholder must NOT vote in favor of adoption of the Merger
            Agreement.  A proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the
            Merger Agreement, therefore a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote "AGAINST" the
            Merger Agreement or "ABSTAIN".  A vote in favor of the adoption of the Merger Agreement, by proxy or in person, will constitute a waiver of your appraisal rights in respect to our common stock so voted and will nullify any previously filed written demands for appraisal.

      o     The stockholder must deliver to us a written demand for appraisal of his or her common stock BEFORE the vote on the adoption of the
            Merger Agreement at the special meeting.

      o     The stockholder must continuously hold the shares from the date of making the demand through the effective date of the merger. A stockholder will lose appraisal rights if the stockholder transfers the shares before the effective date of the merger.

      o     The stockholder must file a petition in the Delaware Court of
            Chancery demanding a determination of the fair value of the shares within 120 days after the effective date of the merger.

      Neither voting (in person or by proxy) against, abstaining from voting on or failing to vote on the proposal to adopt the Merger Agreement will constitute a written demand for appraisal within the meaning of Section 262 of the DGCL.
The written demand for appraisal must be in addition to and separate from any proxy or vote. A stockholder who elects to exercise appraisal rights under
Section 262 of the DGCL should mail or deliver a written demand fulfilling all the requirements of Section 262 of the DGCL to: Everlast Worldwide Inc., 1350
Broadway, Suite 2300, New York, New York 10018, Attention: Secretary.

      Only a holder of record of shares of our common stock issued and outstanding immediately prior to the effective date of the merger may assert appraisal rights for the shares of stock registered in that holder's name. A demand for appraisal must be executed by or on behalf of the stockholder of record, fully and correctly, as the stockholder's name appears on the stock certificates. The demand must specify the stockholder's name and mailing address, the number of shares of common stock owned and that the stockholder intends to demand appraisal of his or her common stock. Stockholders who hold their shares in brokerage accounts or other nominee forms, and who wish to exercise appraisal rights, should consult with their brokers to determine the appropriate procedures for the nominee holder to make a demand for appraisal of those shares. A person having a beneficial interest in shares held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow properly and in a timely manner the steps necessary to perfect appraisal rights.

      Upon completion of the transactions, we will give written notice of the effective date of the merger within 10 days of such time to each of our former stockholders who did not vote in favor of adoption of the Merger Agreement and

                                       47

who made a written demand for appraisal in accordance with Section 262 of the
DGCL. Within 120 days after the effective date of the merger, but not later, either we or any dissenting stockholder who has complied with the requirements of Section 262 of the DGCL may file a petition in the Delaware Court of Chancery demanding a determination of the value of the shares of our common stock held by all dissenting stockholders entitled to appraisal. The surviving corporation is under no obligation to and has no present intention to file a petition.
Stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL. Failure to file such a petition within the specified period could nullify previously written demands for appraisal.

      Within 120 days after the effective date of the merger, any stockholder who has complied with the provisions of Section 262 of the DGCL to that point in time may receive from us, upon written request, a statement setting forth the aggregate number of shares not voted in favor of adoption of the Merger
Agreement and with respect to which we have received demands for appraisal, and the aggregate number of holders of those shares. We must mail this statement to the stockholder within 10 days of receipt of the request or within 10 days after expiration of the period for delivery of demands for appraisals under Section
262 of the DGCL, whichever is later.

      If any party files a petition for appraisal in a timely manner, the surviving corporation will then be obligated, within 20 days after receiving a copy of the petition, to file with the Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom an agreement as to the value of their shares has not been reached. The Delaware Court of Chancery will then determine through a hearing which stockholders are entitled to appraisal rights and may require the stockholders demanding appraisal who hold certificated shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings. If the stockholder fails to comply with the court's direction, the court may dismiss the proceeding as to the stockholder. The Delaware Court of Chancery will thereafter determine through a hearing the fair value of the shares of our common stock formerly held by dissenting stockholders, exclusive of any element of value arising from the accomplishment or expectation of the transactions, but together with a fair rate of interest, if any, to be paid on the amount determined to be fair value upon surrender by such holders of the certificates representing those shares of our common stock.

      In determining the fair value, the Delaware Court of Chancery will take into account all relevant factors. The Delaware Supreme Court has stated that
"proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered in the appraisal proceedings. In addition, Delaware courts have decided that the statutory appraisal remedy, in cases of unfair dealing, may or may not be a dissenter's exclusive remedy. The Delaware Court of Chancery may determine the fair value to be more than, less than or equal to the consideration that the dissenting stockholder would otherwise receive under the
Merger Agreement. If no party files a petition for appraisal in a timely manner, then stockholders will lose the right to an appraisal.

      The Delaware Court of Chancery will determine the costs of the appraisal proceeding and will allocate those costs to us and the stockholders participating in the appraisal proceeding as the Delaware Court of Chancery determines to be equitable under the circumstances. Upon the application of a stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

      Stockholders should be aware that the fair value of their shares as determined under Section 262 of the DGCL could be greater than, the same as or less than the $33.00 per share merger consideration. The opinion of Piper
Jaffray & Co. delivered to the board of directors as to the fairness, from a financial point of view, of the merger consideration does not in any manner address fair value under Section 262 of the DGCL.

      Any stockholder who has duly demanded an appraisal in compliance with
Section 262 of the DGCL may not, after the effective date of the merger, vote the shares subject to the demand for any purpose or receive any dividends or other distributions on those shares (except dividends or other distributions payable to holders of record of shares as of a record date prior to the effective date of the merger).

                                       48

      Any stockholder may withdraw a demand for appraisal and accept the merger consideration by delivering to us a written withdrawal of the demand for appraisal and acceptance of the transactions, except that (1) any attempt to withdraw made more than 60 days after the effective date of the merger will require our written approval and must, to be effective, be made within 120 days after the effective date and (2) no appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any stockholder without the approval of the
Delaware Court of Chancery, and may be subject to such conditions as the
Delaware Court of Chancery deems just. If the stockholder fails to perfect, successfully withdraws or loses the appraisal right, the stockholder's shares will be converted into the right to receive the merger consideration.

      Under the Merger Agreement, Parent and Merger Sub are not required to complete the transactions if holders of 12.0% or more of our outstanding common stock as of the effective date of the merger demand appraisal of their shares in accordance with Delaware law.

                                       49

                      THE MERGER AGREEMENT (PROPOSAL NO. 1)

      The board of directors is asking our stockholders to vote on a proposal to adopt the Merger Agreement.

      This section of the proxy statement summarizes some of the material terms and conditions of the Merger Agreement, but is not intended to be an exhaustive discussion of the Merger Agreement. The rights and obligations of the parties are governed by the express terms and conditions of the Merger Agreement and not the summary set forth in this section or any other information contained in this proxy statement. This summary is qualified entirely by reference to the complete text of the Merger Agreement (without Amendment No. 1) and Amendment No. 1 to the Merger Agreement, copies of which are attached as Annex A and B, respectively, to this proxy statement and are incorporated into this proxy statement by reference. We urge you to read the Merger Agreement, including
Amendment No. 1 to the Merger Agreement, carefully and in their entirety.

      The Merger Agreement contains representations and warranties made by and to the parties to the Merger Agreement as of specific dates. The assertions embodied in those representations and warranties were made for purposes of the
Merger Agreement and are subject to important qualifications, limitations and exceptions agreed by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, some representations and warranties were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders, or may have been used for the purpose of allocating risk between the respective parties rather than establishing matters as facts. For the foregoing reasons, you should not rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

STRUCTURE OF THE TRANSACTIONS AND CONSIDERATION TO BE RECEIVED BY OUR
STOCKHOLDERS IN THE TRANSACTIONS

      As a result of the transactions contemplated by the Merger Agreement, each issued and outstanding share of common stock of our company not held by Parent,
Merger Sub or us, or by our stockholders who perfect their appraisal rights under Delaware law, will be converted into the right to receive $33.00 per share in cash, without interest. As part of the Merger Agreement, Merger Sub will merge with and into us with our company being the surviving corporation in the merger. As a result of the merger, we will cease to be a publicly traded company. All shares of our common stock held by Parent, Merger Sub or us will be retired and cancelled and no payment will be made in respect of those shares.

      Pursuant to Delaware law, holders of shares of our common stock will have the right to dissent from the transactions and receive the fair value of their shares. For a complete description of the procedures that must be followed to dissent from the transactions, see "The Transactions--Appraisal or Dissenters'
Rights" as well as the text of Section 262 of the DGCL, set forth in Annex D.

CLOSING OF THE TRANSACTIONS

      The closing of the transactions will take place at such time as the parties agree, but no later than the second business day after the date that all of the conditions to the completion of the transactions set forth in the Merger
Agreement are satisfied or, if permissible, waived (other than those that by their terms are to be satisfied or waived at the closing). The merger will become effective upon the filing of a certificate of merger with the Secretary of State of the State of Delaware.

PAYMENT PROCEDURES

      Prior to the effective time of the merger, Parent will (i) appoint a paying agent (a bank or trust company) reasonably acceptable to us, and (ii)
enter into a paying agent agreement, in form and substance reasonably acceptable to us, with such paying agent for the payment of the merger consideration in accordance with the Merger Agreement. At the effective time of the merger,
Parent will establish a payment fund and deposit, or cause the surviving corporation to deposit, with the paying agent, for the benefit of the holders of shares of our common stock, cash in an amount sufficient to pay the aggregate merger consideration required to be paid pursuant to the Merger Agreement.
Except as contemplated by the Merger Agreement, the payment fund may not be used for any other purpose. The payment fund will be invested by the paying agent as

                                       50

directed by Parent; provided, that, such investments will be in obligations of or guaranteed by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America, in commercial paper obligations rated A 1 or P 1 or better by Moody's Investors
Service, Inc. or Standard & Poor's Corporation, respectively, or in deposit accounts, certificates of deposit or banker's acceptances of, repurchase or reverse repurchase contracts with, or Eurodollar time deposits purchased from, commercial banks with capital, surplus and undivided profits aggregating in excess of $1,000,000,000 (based on the most recent financial statements of such bank which are then publicly available). Any profit or loss resulting from, or interest and other income produced by, such investments must be for the account of Parent.

      Promptly after the effective time of the merger, Parent will cause the paying agent to mail to each person who was, at the effective time, a holder of record of shares of our common stock entitled to receive the merger consideration: (i) a letter of transmittal (which will be in customary form and specify that delivery will be effected, and risk of loss and title to the certificates evidencing such shares will pass, only upon proper delivery of the certificates to the paying agent) and (ii) instructions for use in effecting the surrender of the certificates in exchange for the merger consideration. Upon surrender to the paying agent of a certificate for cancellation, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other documents as may be required pursuant to such instructions, the holder of such certificate will be entitled to receive in exchange therefor the merger consideration for each share formerly evidenced by such certificate, and such certificate will then be canceled. In the event of a transfer of ownership of shares that is not registered in our transfer records, payment of the merger consideration may be made to a person other than the person in whose name the certificate so surrendered is registered if the certificate representing such shares is properly endorsed or otherwise is in proper form for transfer and the person requesting such payment has paid all transfer and other taxes required by reason of the payment of the merger consideration to a person other than the registered holder of such certificate or established to the reasonable satisfaction of the surviving corporation that such taxes either have been paid or are not applicable. Until surrendered as contemplated by the Merger Agreement, each certificate will be deemed at all times after the effective time to represent only the right to receive upon such surrender the merger consideration to which the holder of such certificate is entitled pursuant to the Merger Agreement. No interest will be paid or will accrue on any cash payable to holders of certificates pursuant to the Merger
Agreement.

      From and after the effective time of the merger, holders of certificates will cease to have any rights as stockholders of our company, except as provided in the Merger Agreement or by applicable law.

      Any portion of the payment fund that remains undistributed to the holders of shares of our common stock nine months after the effective time of the merger will be delivered to Parent, upon demand, and any holders of shares or our common stock who have not theretofore complied with this provision of the Merger
Agreement will thereafter look only to the surviving corporation for, and the surviving corporation will remain liable for, payment of their claim for the merger consideration. Any portion of the payment fund remaining unclaimed by holders of shares of our common stock as of a date that is immediately prior to such time as such amounts would otherwise escheat to or become property of any governmental authority will, to the extent permitted by applicable law, become the property of the surviving corporation free and clear of any claims or other encumbrance of any person previously entitled thereto.

      None of the paying agent, Merger Sub, Parent or the surviving corporation will be liable to any holder of shares of our common stock or any other person for any such shares (or dividends or distributions with respect thereto) or cash or other consideration delivered to a public official pursuant to any abandoned property, escheat or other law.

      Each of the paying agent, the surviving corporation and Parent will be entitled to deduct and withhold from the consideration otherwise payable pursuant to the Merger Agreement such amounts as it is required to deduct and withhold with respect to such payment under all applicable laws. To the extent that amounts are so withheld by the paying agent, the surviving corporation or
Parent, as the case may be, such withheld amounts will be treated for all purposes of the Merger Agreement as having been paid to the holder of the shares of our common stock in respect of which such deduction and withholding was made.

                                       51

      If any certificate is lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed and, if required by the surviving corporation, the posting by such person of a bond, in such reasonable amount as the surviving corporation may direct, as indemnity against any claim that may be made against it with respect to such certificate, the paying agent will pay in respect of such lost, stolen or destroyed certificate the merger consideration to which the holder thereof is entitled pursuant to the Merger Agreement.

TREATMENT OF STOCK OPTIONS, WARRANTS AND RESTRICTED STOCK

      A holder of outstanding options or warrants, as applicable, to purchase shares of our common stock, whether or not then vested, at the effective time of the merger will be entitled to receive a cash amount equal to the product of (a)
the amount, if any, by which $33.00 exceeds the exercise price per share of each option or warrant held by such person at the effective time of the merger, multiplied by (b) the number of shares subject to such option or warrant held by such person, less any applicable withholdings for taxes. No consideration will be paid in respect of any stock options or warrants for which the exercise price equals or exceeds $33.00 per share. A holder of restricted stock, whether or not then vested, at the effective time of the merger will be entitled to receive a cash amount equal to $33.00 per share of restricted stock, less any applicable withholdings for taxes.

      Prior to the effective time of the merger, we will take all necessary action, including using commercially reasonable efforts to obtain the consent of the individual award holders, to (i) terminate the Everlast Worldwide Inc. 2000
Stock Option and Restricted Stock Plan, as amended, the 2005 Non-Employee
Directors Stock Option Plan, the 1995 Non-Employee Director Stock Option Plan,
the 1993 Stock Option Plan and any stock options granted outside of a formal plan, and (ii) cause any stock option that is not exchanged to be cancelled as of the effective time of the merger.

CERTIFICATE OF INCORPORATION AND BYLAWS; DIRECTORS AND OFFICERS

      Our certificate of incorporation, as in effect immediately prior to the effective time of the merger, will be amended as specified by the Merger
Agreement and will be the certificate of incorporation of the surviving corporation until further amended in accordance with its provisions and applicable law. The bylaws of Merger Sub, as in effect immediately prior to the effective time of the merger, will be the bylaws of the surviving corporation until further amended in accordance with its provisions, applicable law and the certificate of incorporation of the surviving corporation.

      The directors of Merger Sub immediately prior to the effective time of the merger will be the initial directors of the surviving corporation, each to hold office in accordance with the certificate of incorporation and by-laws of the surviving corporation. Our officers will be the initial officers of the surviving corporation, in each case until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal.

REPRESENTATIONS AND WARRANTIES

      OUR REPRESENTATIONS AND WARRANTIES

      In the Merger Agreement, we make representations and warranties to Parent and Merger Sub with respect to us and our subsidiaries. These include representations and warranties regarding, among other things:

      o     corporate organization, existence, good standing, qualification and corporate power;

      o     subsidiaries;

      o     certificate of incorporation and bylaws;

      o     capitalization;

                                       52

      o     authority relative to the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement;

      o     necessary actions to approve the merger;

      o     the termination of the Prior Merger Agreement and the absence of any liability, debts or other obligations to any person in connection with the Prior Merger Agreement or the transactions contemplated thereby;

      o     fairness opinion;

      o     governmental and regulatory approvals required to complete the transactions contemplated by the Merger Agreement;

      o     ability to enter into and consummate the transactions contemplated by the Merger Agreement without violation of organizational and governing documents, permits, contracts or applicable law or the creation of liens or other encumbrances or restrictions;

      o     permits and compliance with organizational documents and
            governing documents, permits, contracts and applicable law;

      o     restrictions on business activities;

      o     documents filed with the SEC and the accuracy of information contained in those documents;

      o     financial statements;

      o     absence of undisclosed liabilities;

      o     absence of certain material changes since December 31, 2006;

      o     litigation matters;

      o     employee benefit matters;

      o     labor matters;

      o     disclosures by us in this proxy statement;

      o     property and leases;

      o     contracts;

      o     intellectual property matters;

      o     tax matters;

      o     environmental matters;

      o     brokers' or finders' fees;

      o     insurance matters;

      o     suppliers and retailers;

                                       53

      o     tangible personal property; and

      o     inventories.

      Many of our representations and warranties are qualified by the absence of a material adverse effect on us, which means, for purposes of the Merger
Agreement, any change, event, violation, inaccuracy, circumstance, occurrence, development or effect, individually or when taken together with all other effects, that is, or would reasonably be expected to be, materially adverse to
(a) the properties, assets, liabilities, business, financial condition or results of operations of our company and of our subsidiaries, taken as a whole or (b) the ability of our company to perform any of our obligations under the
Merger Agreement or timely consummate any of the transactions contemplated by the Merger Agreement, except in each case for any such effect resulting from or arising out of (i) acts of war or terrorism; (ii) any changes in interest rates or general economic or political conditions in the U.S. or foreign countries in general or U.S. or foreign financial, banking or securities markets; (iii) any change in conditions generally affecting the sporting goods industry; or (iv)
any change in or interpretations of (A) U.S. generally accepted accounting principles or (B) any law, in each case, applicable to our company (except in the case of clauses (ii), (iii) and (iv), if the effect materially disproportionately affects the properties, assets, liabilities, business, financial condition, or results of operations of our company and our subsidiaries, taken as a whole relative to other for profit industry participants

      PARENT'S AND MERGER SUB'S REPRESENTATIONS AND WARRANTIES

      In the Merger Agreement, Parent and Merger Sub, jointly and severally, make representations and warranties to us. These include representations and warranties regarding, among other things:

      o     private company or corporate organization, existence and good standing and limited liability company and corporate power;

      o     authority relative to the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement;

      o     ability to enter into and consummate the transactions contemplated by the Merger Agreement without violation of organizational and governing documents, permits, contracts or applicable law or the creation of liens or other encumbrances or restrictions;

      o     governmental and regulatory approvals required to complete the transactions contemplated by the Merger Agreement;

      o     disclosures supplied to us for inclusion in this proxy statement;

      o     ownership of equity interests of our company;

      o     sufficient cash and cash equivalent resources available to pay the aggregate merger consideration;

      o     no prior business or other activities by Merger Sub; and

      o     matters with respect to the investigation of us conducted by
            Parent and Merger Sub.

PRINCIPAL COVENANTS

      CONDUCT OF BUSINESS OF THE COMPANY PENDING THE TRANSACTIONS

      Except as expressly contemplated by the Merger Agreement or as separately disclosed to Parent, during the period from the date of the Merger Agreement to the effective time of the merger:

                                       54

      o     we and each of our subsidiaries will conduct our business in, and not take any action except in, the ordinary course of business;
            and

      o     we and each of our subsidiaries will use our reasonable best efforts to preserve substantially intact the business
            organization of our company and our subsidiaries, to keep
            available the services of the current officers, employees and consultants of the our company and our subsidiaries, and to preserve, in all material respects, the current relationships of our company and our subsidiaries with customers, franchisees, licensees, suppliers and other persons with which we or any of our subsidiaries has business relations.

      We have further agreed that, except as expressly contemplated by the
Merger Agreement or as separately disclosed to Parent, during the period from the date of the Merger Agreement to the effective time of the merger, neither we nor any of our subsidiaries will, without the prior written consent of Parent:

      o     make, revoke or change any tax election, change any method of tax accounting, settle, compromise or incur any liability for taxes, fail to timely file any tax return that is due, file any amended tax return or claim for refund, surrender any right to claim a tax refund, or consent to any extension or waiver of the statute of limitations period applicable to any tax claim or assessment;

      o     change the accounting principles used by it unless required by a change in generally accepted accounting principles or any
            governmental authority;

      o     except for short-term borrowings incurred in the ordinary course of business under the existing credit facility, incur or guarantee indebtedness for borrowed money or commit to borrow money;

      o     guarantee any indebtedness of another person;

      o     enter into any "keep well" or other contract to maintain any financial statement condition of another person or enter into any arrangement having the economic effect of any of the foregoing;

      o     make any loans or cancel, release or assign any indebtedness to any person;

      o     make any capital expenditure in excess of $1,200,000 in the aggregate;

      o     subject to the terms of the Merger Agreement, acquire, lease or license from any person (by merger, consolidation, acquisition of stock or assets or otherwise) or sell, lease, license, dispose or effect an encumbrance (by merger, consolidation, sale of stock or assets or otherwise), of any assets other than inventory in the ordinary course of business;

      o     change any compensation arrangement or contract with any present or former employee (except for increases in the base salaries of employees other than officers or senior managers in the ordinary course of business), officer, director, consultant, stockholder or other service provider of ours or of any of our subsidiaries or grant any severance or termination or change in control pay to any such present or former employee, officer, director,
            consultant, stockholder or other service provider or increase any benefits payable under any severance or termination or change in control pay policies or establish, amend or terminate any
            employee benefit plan or increase benefits made or proposed to be made under such plan, except as required by applicable law or grant any stock awards or other awards under any of our stock option plans, other than (i) required pursuant to the terms of any such plan as in effect on the date of the Merger Agreement or
            (ii) required by law;

      o     declare, set aside or pay any dividend or make any other
            distribution with respect to our or any of our subsidiaries' equity interests, or otherwise make any payments to stockholders in their capacity as such, other than dividends declared or paid by any of our subsidiaries to any other wholly owned subsidiary or to us;

                                       55

      o     effect a "plant closing" or "mass layoff," as those terms are defined in the Worker Adjustment and Retraining Notification Act;

      o     except as otherwise required pursuant to an existing contract as separately disclosed to Parent, issue, deliver, sell, pledge, transfer, convey, dispose or permit the imposition of an
            encumbrance on any equity interests, or any options, warrants, securities exercisable, exchangeable or convertible into or other rights award, unit or contracts of any kind relating to any equity interest or any right or voting debt other than the issuance of shares of our common stock upon the exercise of stock awards outstanding as of the date of the Merger Agreement;

      o     redeem, purchase or otherwise acquire, or propose to redeem, purchase or otherwise acquire, any of our outstanding equity interests;

      o     split, combine, subdivide or reclassify any equity interests;

      o     enter into any contract with an affiliate, other than in the ordinary course of business, that would have been required to be separately disclosed to Parent if in effect on the date of the
            Merger Agreement or that amends, extends or terminates any of our contracts separately disclosed to Parent;

      o     enter into any contract providing for the sale of intellectual property;

      o     subject to the Merger Agreement, modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality agreement or non-competition agreement or standstill contracts that relate to a business combination involving our company or any of our subsidiaries;

      o     take any action to render inapplicable, or to exempt any third party from, any takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares;

      o     lease, license, mortgage, hypothecate, pledge, sell, sublease, grant any material encumbrance affecting and/or transfer any interest on any real property, or enter into any amendment, extension or termination of any leasehold interest in any leased real property or create any new leasehold interest in any leased real property;

      o     except as permitted by the Merger Agreement, take any action that is intended or would reasonably be expected to result in any of the conditions to the merger set forth in the Merger Agreement not being satisfied;

      o     make any acquisition of, capital contributions to, or investment in, assets or stock of any person (other than any wholly owned subsidiary) (whether by way of merger, consolidation, tender offer, share exchange or other activity);

      o     merge or consolidate with any person (other than mergers among wholly owned subsidiaries);

      o     establish, adopt, enter into or materially amend any collective bargaining contract;

      o     waive, release, assign, settle or compromise any material claims, or any material litigation or arbitration;

      o     satisfy, discharge, waive or settle any material liabilities, other than in the ordinary course of business;

      o     fail to maintain in full force and effect or fail to use
            commercially reasonable efforts to replace or renew insurance policies existing as of the date of the Merger Agreement;

                                       56

      o     amend our certificate of incorporation or bylaws;

      o     do any other thing that would have required disclosure pursuant to the Merger Agreement;

      o     permit any shares of our common stock to be sold pursuant to any public offering, including our proposed secondary offering; or

      o     enter into any contract by us or any of our subsidiaries to do any of the foregoing.

      Notwithstanding the foregoing, Parent and Merger Sub acknowledge that we may enter into licenses in the ordinary course of business on terms determined in good faith by us to be fair and reasonable to us.

      SPECIAL MEETING; PROXY STATEMENT

      As promptly as practicable following the execution of the Merger
Agreement, we, acting through our board of directors, have agreed to:

      o     duly call, give notice of, convene and hold a special meeting of our stockholders for the purposes of considering and taking action upon the approval and adoption of the Merger Agreement, including adjourning such meeting for up to ten business days to obtain such approval;

      o     use reasonable best efforts to solicit the approval of the Merger
            Agreement by our stockholders;

      o     except as permitted by the Merger Agreement, include in the proxy statement the board of directors' declaration of the advisability of the Merger Agreement and its recommendation to our stockholders that they adopt the Merger Agreement, and include disclosure regarding the approval of the board of directors;

      o     prepare and file with the SEC a preliminary proxy statement relating to the Merger Agreement and the transactions
            contemplated by the Merger Agreement and obtain and furnish the information required to be included by the SEC therein and, after consultation with Parent, respond as promptly as reasonably practicable to any comments made by the SEC with respect to the preliminary proxy statement (including filing as promptly as reasonably practicable any amendments or supplements thereto necessary to be filed in response to any such comments or as required by law), use our reasonable best efforts to have the SEC confirm that it has no further comments and cause a definitive proxy statement, including any amendments or supplements thereto, to be mailed to our stockholders at the earliest practicable date after the date that the SEC confirms it has no further comments, provided that we will not make any amendments or supplements to the proxy statement without prior consultation with Parent and its counsel;

      o     notify Parent promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to the proxy statement or for additional information and supply Parent with copies of all correspondence between us or any of our representatives, on the one hand, and the
            SEC or its staff, on the other hand, with respect to the proxy statement;

      o     give Parent a reasonable opportunity to comment on any
            correspondence with the SEC or its staff or any proposed material to be included in the proxy statement prior to transmission to the SEC or its staff and to not, unless required by law, transmit any such material to which Parent reasonably objects; and

      o     if at any time prior to the special meeting of our stockholders there is discovered any information that should be set forth in an amendment or supplement, after obtaining the consent of Parent to such amendment or supplement (which consent may not be unreasonably withheld or delayed), promptly transmit such amendment or supplement to its stockholders.

                                       57

      SOLICITATION

      From the date of the Merger Agreement until the effective time of the merger or, if earlier, the termination of the Merger Agreement, we have agreed not to, and to cause our subsidiaries or any of our respective representatives not to, directly or indirectly:

      o     initiate, solicit or encourage (including by way of providing information) the submission of any inquiries, proposals or offers or any other efforts or attempts that constitute or may
            reasonably be expected to lead to, any acquisition proposal or engage in any discussions or negotiations with respect thereto or otherwise cooperate with or assist or participate in, or
            facilitate any such inquiries, proposals, offers, efforts, discussions or negotiations;

      o     approve or recommend, or propose to approve or recommend, any acquisition proposal;

      o     enter into any merger agreement, letter of intent, agreement in principle, share purchase agreement, asset purchase agreement or share exchange agreement, option agreement or other similar agreement providing for or relating to an acquisition proposal; or

      o     enter into any agreement or agreement in principle requiring us to abandon, terminate or fail to consummate the transactions
            contemplated by the Merger Agreement or breach our obligations under the Merger Agreement.

      Notwithstanding the aforementioned restrictions, at any time prior to the approval of the Merger Agreement by our stockholders, and provided that we are otherwise in compliance with the terms of the Merger Agreement, we are permitted to participate in discussions or negotiations with, or provide information with respect to our company and our subsidiaries to any party to the extent that:

      o     we receive from such party a written acquisition proposal which the board of directors believes in good faith to be bona fide; and

      o     our board of directors determines in good faith, after consultation with its independent financial advisors and outside counsel, that the acquisition proposal constitutes or could reasonably be expected to result in a superior proposal.

      In such cases, we (i) may not, and may not allow our representatives to, disclose any material non-public information to such person without entering into a confidentiality and standstill agreement that contains provisions that are no less favorable to us than those contained in the confidentiality agreement entered into with Parent, and (ii) must promptly provide or make available to Parent any material non-public information concerning us or our subsidiaries provided to such other person which was not previously provided to
Parent.

      In addition, we may terminate the Merger Agreement and enter into a definitive agreement with respect to a superior proposal under certain circumstances. See "Recommendation Withdrawal/ Termination in Connection with a
Superior Proposal."

      From and after the date of the Merger Agreement, we must notify Parent within one business day if we receive any acquisition proposal and provide
Parent with the material terms and conditions of such proposal and the identity of the person making such proposal. In addition, we must keep Parent apprised and, at Parent's request, update Parent as to the status and any material developments, discussions and negotiations concerning such proposal. We must also notify Parent orally and in writing within one business day if we determine to begin furnishing a person with information or to participate in negotiations concerning an acquisition proposal.

      An "acquisition proposal" means any inquiry, offer or proposal (other than from Parent or Merger Sub or their respective affiliates) concerning any (a)
merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving us or any of our subsidiaries, (b)
direct or indirect sale, lease, pledge or other disposition of assets or business of ours and our subsidiaries representing 20.0% or more of the

                                       58

consolidated revenues, net income or assets of ours and our subsidiaries, in a single transaction or a series of transactions, (c) issuance, sale or other disposition by us to any person or group (other than Parent or Merger Sub or any of their respective affiliates) of securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities)
representing 20.0% or more of the voting power of our company, or (d)
transaction or series of transactions in which any person or group (other than
Parent and Merger Sub or their respective affiliates) acquires beneficial ownership, or the right to acquire beneficial ownership, of 20.0% or more of any class or series of securities (or options, rights or warrants to purchase, or securities convertible into or exchangeable for, such securities) of us or any of our subsidiaries. With respect to the payment of the termination fee, an acquisition proposal does not include the sale of shares of our common stock pursuant to our proposed secondary offering.

      A "superior proposal" means any bona fide binding written acquisition proposal not obtained in violation of the solicitation provisions of the Merger
Agreement that our board of directors determines in its good faith judgment
(after receiving the advice of its financial advisor and after taking into account all appropriate legal (with the advice of outside counsel) and financial
(including the financing terms thereof) are more favorable to our stockholders
(in their capacity as such) from a financial point of view than the Merger
Agreement (considering any changes to the Merger Agreement proposed by Parent in response thereto) and which our board of directors determines in good faith is reasonably capable of being consummated. For purposes of the definition of
"superior proposal" all references in the definition of "acquisition proposal"
above to "20.0% or more" are deemed to be references to "a majority" and the definition of acquisition proposal only refers to a transaction or series of transactions directly involving us (and not exclusively our subsidiaries) or involving a sale or transfer of all or substantially all of our and our subsidiaries' assets, taken as a whole.

      RECOMMENDATION WITHDRAWAL/ TERMINATION IN CONNECTION WITH A SUPERIOR
      PROPOSAL

      If at any time prior to the approval of the Merger Agreement by our stockholders, we receive an acquisition proposal which our board of directors concludes in good faith constitutes a superior proposal, our board of directors may withdraw or modify in a manner adverse to Parent or Merger Sub, or publicly propose to withdraw or modify in a manner adverse to Parent or Merger Sub, its recommendation that our stockholders adopt the Merger Agreement or take any other action or make any other public statement in connection with the special meeting inconsistent with such recommendation or terminate the Merger Agreement and enter into a definitive agreement with respect to a superior proposal, if it concludes in good faith (after consultation with its legal advisors) that failure to do so would violate its fiduciary duties under applicable law;
provided that we may not terminate the Merger Agreement unless prior to such termination we pay the applicable termination fee to Parent.

      Our board of directors may not take any of the foregoing actions unless we give four business days' prior written notice to Parent of the board of directors' intention to do so, which notice must include a written summary of the material terms and conditions of the superior proposal (including the identity of the party making the superior proposal) and provide a copy of the proposed transaction agreements and any other material documents. During this four-business day period, we must, and must cause our representatives to, negotiate with Parent and Merger Sub in good faith (to the extent that Parent and Merger Sub desire to negotiate) to make such adjustments in the terms and conditions of the Merger Agreement, and our board of directors must take into account any changes to the financial and other terms of the Merger Agreement proposed by Parent in response to any such written notice by us or otherwise, so that the acquisition proposal ceases to constitute a superior proposal. Any amendment to the financial terms or other term of such superior proposal requires a new written notice by us and a new four-business day period will commence.

      We are not prohibited by the Merger Agreement from (i) taking and disclosing to our stockholders a position contemplated by Rule 14e-2(a) and Rule
14d-9 under the Exchange Act; provided, that any such disclosure (other than a
"stop, look and listen" letter or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) will be deemed to be a withdrawal of our board of director's recommendation in favor of the Merger Agreement unless our board of directors expressly publicly reaffirms in such disclosure its recommendation in favor of the adoption of the Merger Agreement.

                                       59

      We have agreed that any violation of the restrictions set forth in the solicitation provisions of the Merger Agreement by any of our representatives or any of our subsidiaries will be deemed to be a breach of the solicitation provisions by us.

      We will not, directly or indirectly, pay, reimburse or otherwise assume liability for, or agree or commit to pay, reimburse or otherwise assume liability for, any fees or expenses of any person with whom we hold discussions or to whom we provide information pursuant to the solicitation provisions of the
Merger Agreement.

      CERTAIN OTHER COVENANTS

      The Merger Agreement contains additional covenants, including covenants relating to our obligations with respect to:

      o     providing Parent access to personnel and information regarding us and our subsidiaries;

      o     periodically furnishing Parent certain updated financial
            information with regard to us;

      o     notifying Parent of specified matters, changes and events;

      o     obtaining any approval or consent from any person with respect to the merger;

      o     issuing public announcements relating to the Merger Agreement and the transactions;

      o     waiving the confidentiality agreement to the extent necessary to permit the consummations of the transactions contemplated by the
            Merger Agreement;

      o     assisting Parent in the transfer, assignment or securing of the reissuance of any environmental permits;

      o     assisting Parent in the provision of any required notice to the extent necessary for Parent to be capable of continued operation of our business;

      o     providing Parent documentation that the transactions contemplated by the Merger Agreement do not trigger any filing requirement or other action under any environmental transfer statute; and

      o     filing any notification and report forms and related material required to be filed with the Federal Trade Commission and the
            Antitrust Division of the United States Department of Justice
            under the Hart-Scott-Rodino Antitrust Improvements Act of 1976,
            as amended, and such other filings to obtain the consent and approval of any governmental authorities under any applicable
            non-U.S. antitrust laws, as soon as practicable, and in any event no later than ten (10) business days after the date of the Merger
            Agreement.

INDEMNIFICATION AND INSURANCE

      From and after the effective time of the merger, the surviving corporation has agreed, to the fullest extent permitted under applicable law, to indemnify and hold harmless each present and former director and officer of ours and each of our subsidiaries at or prior to the effective time of the merger against all costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any action, whether civil, criminal, administrative or investigative, arising out of or pertaining to any action or omission or matters existing or occurring at or prior to the effective time of the merger, to the same extent as provided in our certificate of incorporation or bylaws, or any other applicable contract, in effect on the date of the Merger Agreement.

                                       60

      The surviving corporation will advance expenses as incurred by the indemnified parties to the fullest extent permitted under applicable law, provided the applicable indemnified party provides an undertaking to repay all advances if it is ultimately determined that such indemnified party is not entitled to indemnification.

      For six years from the effective time of the merger, the surviving corporation has agreed to maintain in effect for the benefit of the directors and officers of our company currently covered by our officers' and directors'
liability insurance policies an insurance and indemnification policy with an insurer with a Standard & Poor's rating of at least A that provides coverage for acts or omissions occurring prior to the effective time of the merger covering each such person on terms with respect to coverage and in amounts no less favorable than our directors' and officers' insurance policy in effect on the date of the Merger Agreement; provided, however, that the surviving corporation is not required to pay an annual premium for the insurance in excess of 300.0%
of the annual premium currently paid by us for such coverage; provided, further, that if the annual premiums for such insurance coverage exceed 300.0% of such annual premium, the surviving corporation will obtain a policy with the greatest coverage available for a cost not exceeding such amount. The surviving corporation may satisfy its obligations under the Merger Agreement by purchasing a "tail" policy from an insurer with a Standard & Poor's rating of at least A under our existing directors' and officers' insurance policy, that (i) has an effective term of six years from the effective time of the merger, (ii) covers each director and officer currently covered by our directors' and officers'
insurance policy in effect on the date of the Merger Agreement for actions and omissions occurring on or prior to the effective time of the merger, and (iii)
contains terms that are no less favorable than those of our directors' and officers' insurance policy in effect on the date of the Merger Agreement.

      The Merger Agreement requires the certificate of incorporation and bylaws of the surviving corporation to contain provisions no less favorable with respect to indemnification than are set forth in our certificate of incorporation and bylaws, respectively, and provides that these provisions may not be amended, repealed or otherwise modified for a period of six years from the effective time of the merger in any manner that would affect adversely the rights thereunder of individuals who, at or prior to the effective time of the merger, were directors or officers of ours or any of our subsidiaries.

      This provision of the Merger Agreement is intended to be for the benefit of, and will be enforceable by, each indemnified party, his or her heirs and his or her representatives and are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such person may have by contract or otherwise.

      Notwithstanding anything in this provision to the contrary, if any claim, action, suit, proceeding or investigation (whether arising before, at or after the effective time of the merger) is made against any indemnified party or any other party covered by directors' and officers' liability insurance, on or prior to the sixth anniversary of the effective time of the merger, this provision of the Merger Agreement will continue in effect until the final disposition of such claim, action, suit, proceeding or investigation.

      If the surviving corporation or any of its successors or assigns (i)
consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii)
transfers all or substantially all of its properties and assets to any person, then, and in each such case, proper provision is to be made so that the successors and assigns of the surviving corporation assume the obligations set forth in this provision of the Merger Agreement.

CONDITIONS TO THE TRANSACTIONS

      The respective obligations of each party to effect the transactions are subject to the fulfillment or waiver, if permissible, of the following conditions:

      o     the approval of the Merger Agreement by our stockholders;

      o     the absence of any enactment, issuance, promulgation, enforcement or entrance by any governmental authority in the United States of any law or order (whether temporary, preliminary or permanent) that is then in effect and has the effect of making the merger illegal or otherwise restricting, preventing or prohibiting consummation of the merger; and

                                       61

      o     the waiting period under the Hart-Scott-Rodino Antitrust
            Improvements Act of 1976, as amended, shall have expired or terminated, and all other authorizations, consents, orders or approvals of, or declarations with, or expirations of waiting periods imposed by any governmental authority pursuant to all other applicable non-U.S. antitrust laws shall have been obtained or occurred.

      The obligations of Parent and Merger Sub to consummate the merger are subject to the fulfillment of the following additional conditions, which may be waived by Parent and Merger Sub in writing in their sole discretion:

      o     each of our representations and warranties contained in the
            Merger Agreement (i) must be true and correct as of the date of the Merger Agreement and (ii) must be true and correct in all material respects as of the effective time of the merger, as though made at and as of the effective time of the merger;
            provided, that (A) with respect to representations and warranties contained in the provision in the Merger Agreement relating to capitalization, such representations and warranties must be true and correct in all respects, (B)  representations and warranties that address matters only as of a particular date must remain true and correct in all respects as of such date, (C) in the case of this clause (ii) only, all "Material Adverse Effect"
            qualifications and other qualifications based on the word
            "material", the word "knowledge" or similar phrases contained in such representations and warranties will be disregarded and (D)
            any update of or modification to our disclosure letter and schedules that relate to the Merger Agreement made or purported to have been made after the date of the Merger Agreement will be disregarded;

      o     our performance in all material respects of our obligations and compliance in all material respects with our agreements or covenants to be performed or complied with by us under the Merger Agreement;

      o     the furnishing to Parent by us of a certificate signed on our behalf by our President certifying that the conditions relating to our representations, warranties and covenants have been satisfied;

      o     the absence of any material adverse effect with respect to us;

      o     the absence of any instituted, pending or threatened action in which a governmental authority is challenging the merger or transactions or seeking to restrain or prohibit the consummation of the merger or transactions or seeking to restrain or prohibit, limit or impose restrictions on (or the disposition of any of)
            the operations of our company, Parent or their respective
            affiliates, or any material portion of our respective businesses or assets;

      o     all consents, approvals and authorizations required to be obtained from governmental authorities to consummate the merger contemplated by the Merger Agreement shall have been obtained;

      o     all consents, approvals and authorizations required to be obtained from third parties under certain of our contracts shall have been obtained;

      o     the holders of not more than 12.0% of the shares of our common stock have exercised dissenter's rights; and

      o     the number of shares of our common stock held by holders of stock awards granted under our 2000 Stock Option and Restricted Stock
            Plan, as amended, that have not consented to the acceleration of their stock awards represent less than 2.5% of our outstanding common stock at the effective time of the merger.

      Our obligations to consummate the merger are subject to the fulfillment of the following additional conditions, which may be waived by us in writing in our sole discretion:

      o     each of the representations and warranties of Parent and Merger
            Sub contained in the Merger Agreement (i) must be true and correct as of the date the Merger Agreement and (ii) must be true

                                       62

            and correct in all material respects as of the effective time of the merger, as though made at and as of the effective time of the merger, provided, that (A) representations and warranties that address matters only as of a particular date must remain true and correct in all respects as of such date and (B) in the case of this clause (ii) only, all qualifications based on the word
            "material" or similar phrases contained in such representations and warranties will be disregarded;

      o     Parent and Merger Sub's performance in all material respects of its obligations and compliance in all material respects with its agreements or covenants to be performed or complied with by it under the Merger Agreement; and

      o     the furnishing by Parent to us of a certificate signed on its behalf by its President certifying that the conditions relating to its representations, warranties and covenants have been satisfied.

TERMINATION OF THE MERGER AGREEMENT

      The Merger Agreement may be terminated and the transactions contemplated by the Merger Agreement may be abandoned at any time prior to the effective date of the merger:

      o     by mutual written consent of Parent, Merger Sub and us duly authorized by our board of directors and the boards of directors of
            Parent and Merger Sub;

      o     by either Parent, Merger Sub or us, by written notice, if the merger has not been consummated on or before the later of
            November 30, 2007 and the date that is six weeks following the date on which the requisite stockholder vote approving the Merger
            Agreement is obtained; provided, however, that the right to terminate the Merger Agreement under this provision is not available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of, or resulted in, the failure of the merger to be consummated on or before such date;

      o     by either Parent, Merger Sub or us, if any governmental authority has enacted, issued, promulgated, enforced or entered any order or applicable law or taken any other action (including the failure to have taken an action) which has become final and non-appealable and has the effect of preventing or prohibiting consummation of the merger; provided, however, that the right to terminate the Merger Agreement under this provision is not available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of, or resulted in, any such order to have been enacted, issued, promulgated enforced or entered or any such action to have been taken or omitted to be taken;

      o     by Parent or Merger Sub, by written notice, if Parent is not in material breach of any of its obligations, representations or warranties under the Merger Agreement, and if (i) we have
            breached any of our representations, warranties, covenants or agreements in the Merger Agreement  or (ii) any of our
            representations or warranties in the Merger Agreement becomes untrue, such that the condition in the Merger Agreement with respect to our performance of and compliance with our covenants or agreements or the condition in the Merger Agreement with respect to the accuracy of our representations and warranties would not be satisfied; provided, that if the breach is
            reasonably curable by us within 20 days after its occurrence through the exercise of our reasonable best efforts, Parent or
            Merger Sub may not terminate the Merger Agreement pursuant to this provision for as long as we continue to exercise our
            reasonable best efforts until the earlier of 20 days after the occurrence of the breach and November 30, 2007;

      o     by us, by written notice, if we are not in material breach of any of our obligations, representations or warranties under the
            Merger Agreement, and if (i) Parent has breached any of its representations, warranties, covenants or agreements in the
            Merger Agreement  or (ii) any of its representations or
            warranties in the Merger Agreement becomes untrue, such that the condition in the Merger Agreement with respect to its performance of and compliance with its covenants or agreements or the
            condition in the Merger Agreement with respect to the accuracy of its representations and warranties would not be satisfied;

                                       63

            provided, that if the breach is reasonably curable by  Parent within 20 days after its occurrence through the exercise of its reasonable best efforts, we may not terminate the Merger
            Agreement pursuant to this provision for as long as Parent continues to exercise its reasonable best efforts until the earlier of 20 days after the occurrence of the breach and
            November 30, 2007;

      o     by Parent or Merger Sub, by written notice, if

               o  the board of directors has withheld, withdrawn, amended, modified or changed, in a manner adverse to Parent or Merger
                  Sub, its recommendation of the Merger Agreement or has
                  resolved publicly to do so;

               o  the board of directors has recommended an acquisition proposal to our stockholders, has resolved publicly to do so or has entered into any letter of intent or similar document or any contract accepting an acquisition proposal;

               o  the board of directors fails to reaffirm its recommendation of the Merger Agreement within ten days following a request by
                  Parent at any time when an acquisition proposal has been made and not rejected by the board;

               o  we have breached our obligations described under "The Merger
                  Agreement--Principal Covenants--Solicitation" above;

               o  a tender offer or exchange offer for five percent or more of the outstanding shares of common stock is commenced, and the board fails to recommend within ten days against acceptance by our stockholders of such tender offer or exchange offer
                  (including by taking no position with respect to the
                  acceptance of such tender offer or exchange offer by our
                  stockholders);

               o  any securities shall have been sold pursuant to our proposed secondary offering;

      o     by us, by written notice, prior to the approval of this Merger
            Agreement by the requisite vote of our stockholders if the board has concurrently entered into a definitive agreement with respect to a superior proposal; or

      o     by Parent, Merger Sub or us, if, at the special meeting, the stockholder approval for the Merger Agreement is not obtained.

EFFECT OF TERMINATION OF THE MERGER AGREEMENT

      In the event of the termination of the Merger Agreement as described above, the Merger Agreement will become void, and there will be no liability under the Merger Agreement on the part of any party to the Merger Agreement or any of their respective affiliates or the directors, officers, employees, agents or representatives of any of them, and all rights and obligations of each party to the Merger Agreement will cease, except that:

      o     the parties will remain liable for fees and expenses under the circumstances described under "The Merger Agreement--Fees and
            Expenses" below; and

      o     the parties will remain subject to the confidentiality and public announcements provisions of the Merger Agreement; and

      o     the parties will remain subject to certain other provisions as specified in the Merger Agreement; and

                                       64

      o     nothing in this provision will relieve any party from liability for any breach of the Merger Agreement.

FEES AND EXPENSES

      Except as otherwise described below, all expenses incurred in connection with the Merger Agreement and the transactions contemplated by the Merger
Agreement will be paid by the party incurring such expenses, whether or not any of the transactions contemplated by the Merger Agreement are consummated. In addition, whether or not the transactions contemplated by the Merger Agreement are consummated, the aggregate amount of all fees and expenses incurred in connection with the filings and approvals required under the Hart-Scott-Rodino
Antitrust Improvements Act of 1976, as amended, and all applicable non-U.S.
antitrust laws will be borne 50% by Parent and 50% by us.

      The Merger Agreement provides that we will be required to pay to Parent in immediately available funds a termination fee (and in no event will payment of more than one termination fee be made) of $5,610,000:

      o     within two business days after the termination date if the Merger
            Agreement is terminated by Parent or Merger Sub, by written notice, because

               o  the board of directors has withheld, withdrawn, amended, modified or changed, in a manner adverse to Parent or Merger
                  Sub, its recommendation of the Merger Agreement or has
                  resolved publicly to do so;

               o  the board of directors has recommended an acquisition proposal to our stockholders, has resolved publicly to do so or has entered into any letter of intent or similar document or any contract accepting an acquisition proposal;

               o  we have breached our obligations described under "The Merger
                  Agreement--Principal Covenants--Solicitation" above;

               o  a tender offer or exchange offer for five percent or more of the outstanding shares of common stock is commenced, and the board fails to recommend within ten days against acceptance by our stockholders of such tender offer or exchange offer
                  (including by taking no position with respect to the
                  acceptance of such tender offer or exchange offer by our
                  stockholders);

               o  any securities have been sold pursuant to our proposed
                  secondary offering;

      o     prior to the termination if the Merger Agreement is terminated by us prior to the approval of the Merger Agreement by our stockholders and the board has concurrently entered into a definitive agreement with respect to a superior proposal; or

      o     within two business days after the date of the event giving rise to the obligation to pay the termination fee if the Merger
            Agreement is terminated by Parent, Merger Sub or us, as
            applicable, under any of the circumstances listed below and if prior to such termination an acquisition proposal is made to us, publicly announced or otherwise disclosed to our stockholders and within one year of the date of such termination, (i) we or any of our subsidiaries enter into a definitive agreement with respect to, or consummate the transactions contemplated by, any
            acquisition proposal or (ii) the board of directors recommends our stockholders approve, adopt or accept any acquisition
            proposal:

               o  the merger has not been consummated on or before the later of
                  November 30, 2007 and the date that is six weeks following the date on which the requisite stockholder vote approving the
                  Merger Agreement is obtained; provided, however, that the
                  right to terminate the Merger Agreement under this provision is not available to any party whose failure to fulfill any obligation under the Merger Agreement has been the cause of, or resulted in, the failure of the merger to be consummated on or before such date;

                                       65

               o  so long as Parent is not in material breach of any of its obligations, representations or warranties under the Merger
                  Agreement, if (i) we have breached any of our representations, warranties, covenants or agreements in the Merger Agreement or
                  (ii) any of our representations or warranties in the Merger
                  Agreement becomes untrue, such that the condition in the
                  Merger Agreement with respect to our performance of and
                  compliance with our covenants or agreements or the condition in the Merger Agreement with respect to the accuracy of our representations and warranties would not be satisfied;
                  provided, that if the breach is reasonably curable by us
                  within 20 days after its occurrence through the exercise of our reasonable best efforts, Parent or Merger Sub may not
                  terminate the Merger Agreement pursuant to this provision for as long as we continue to exercise our reasonable best efforts until the earlier of 20 days after the occurrence of the
                  breach and November 30, 2007; or

               o  because, at the special meeting, the stockholder approval for the Merger Agreement is not obtained.

      We will be required to pay Parent's expenses for actual and reasonably documented out-of pocket fees and expenses actually incurred by Parent and its affiliates in connection with the transactions contemplated by the Merger
Agreement prior to a termination of the Merger Agreement as promptly as possible
(but in any event within two business days) in an amount not to exceed:

      o     $440,000 if the Merger Agreement is terminated by us, Parent or
            Merger Sub, because, at the special meeting, the stockholder approval for the Merger Agreement is not obtained; or

      o     $1,870,000 if the Merger Agreement is terminated by Parent or
            Merger Sub, by written notice (if Parent is not in material breach of any of its obligations, representations or warranties under the Merger Agreement) because (i) we have breached any of our representations, warranties, covenants or agreements in the
            Merger Agreement  or (ii) any of our representations or
            warranties in the Merger Agreement becomes untrue, such that the condition in the Merger Agreement with respect to our performance of and compliance with our covenants or agreements or the
            condition in the Merger Agreement with respect to the accuracy of our representations and warranties would not be satisfied;
            provided, that if the breach is reasonably curable by us within
            20 days after its occurrence through the exercise of our
            reasonable best efforts, Parent or Merger Sub may not terminate the Merger Agreement pursuant to this provision for as long as we continue to exercise our reasonable best efforts until the earlier of 20 days after the occurrence of the breach and
            November 30, 2007.

      If we are required to pay Parent's expenses upon termination of the Merger
Agreement, any amount paid will be credited against the termination fee.

      Parent will be required to pay us a termination fee in the amount of
$4,180,000 in immediately available funds within two business days after the date of the event giving rise to the obligation to make such payment if the
Merger Agreement is terminated by us, by written notice (if we are not in material breach of any of our obligations, representations or warranties under the Merger Agreement) because (i) Parent has breached any of its representations, warranties, covenants or agreements in the Merger Agreement or
(ii) any of its representations or warranties in the Merger Agreement becomes untrue, such that the condition in the Merger Agreement with respect to its performance of and compliance with its covenants or agreements or the condition in the Merger Agreement with respect to the accuracy of its representations and warranties would not be satisfied; provided, that if the breach is reasonably curable by Parent within 20 days after its occurrence through the exercise of its reasonable best efforts, we may not terminate the Merger Agreement pursuant to this provision for as long as Parent continues to exercise its reasonable best efforts until the earlier of 20 days after the occurrence of the breach and
November 30, 2007.

                                       66

      Our right to receive this termination fee will be our exclusive remedy against Parent, Merger Sub or any of their respective affiliates, stockholders, partners, members, directors, officers, agents or representatives for any loss suffered as a result of the breach of the Merger Agreement by Parent or Merger
Sub or the failure of the merger to be consummated. Upon payment of the termination fee, none of Parent, Merger Sub or any of their respective affiliates, stockholders, partners, members, directors, officers, agents or representatives will have any further liability or obligation relating to or arising out of the Merger Agreement or the transactions contemplated thereby.

      We will be required to reimburse Parent for all costs and expenses actually incurred or accrued by Parent (including reasonable fees and expenses of counsel), as well as interest on the amount of the fee, in connection with the enforcement of the provisions providing for and the collection of the termination fee and expenses.

AMENDMENT OF THE MERGER AGREEMENT

      The Merger Agreement may be amended by the parties thereto by action taken by or on behalf of their respective boards of directors at any time prior to the effective time of the merger; provided, that, after the adoption of the Merger
Agreement by our stockholders, no amendment may be made that would reduce the amount or change the type of consideration into which each share will be converted upon consummation of the merger or that would otherwise by law require approval of our stockholders, without approval of such stockholders. The Merger
Agreement may only be amended pursuant to a written agreement signed by each of the parties hereto.

EFFECTIVENESS OF THE MERGER AGREEMENT

      Notwithstanding the execution and delivery of the Merger Agreement, the
Merger Agreement provides that it is not to be effective (and binding obligations are not to be created) unless and until (i) the Prior Merger
Agreement shall have been terminated in accordance with its terms, (ii) the termination fee contemplated by the Prior Merger Agreement shall have been paid in full (and shall not have exceeded $3,000,000), and neither we nor of any our subsidiaries have any liability, debts or other obligations to any person in connection therewith or the transactions contemplated thereby, (iii) the Voting
Agreement shall have been entered into and (iv) the "Company Disclosure Letter"
furnished to Parent and Merger Sub in connection with the Merger Agreement shall not contain any information relating to us or our business operations or prospects that is adverse when compared to the information set forth in the
"Company Disclosure Letter" furnished in connection with the Prior Merger
Agreement. We satisfied these conditions immediately following the execution and delivery of the Merger Agreement, and the Merger Agreement is effective and binding among the parties thereto.

GUARANTEE OF SPORTS DIRECT INTERNATIONAL PLC

      Sports Direct International plc, Parent's London Stock Exchange-listed parent, has guaranteed Parent's payment obligations under the Merger Agreement.

VOTING AGREEMENT

      Because the Hidary Voting Agreement, with respect to the 169,514 shares of our common stock personally held by Seth A. Horowitz, remains in effect for a period of one year following termination of the Prior Merger Agreement, Seth A.
Horowitz is obligated thereunder to vote such 169,514 shares that he personally holds against any action, proposal, transaction or agreement involving our company or any of our subsidiaries that would reasonably be expected to, in any material respect, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the merger or other transactions contemplated by the Prior
Merger Agreement. The Hidary Voting Agreement terminated with respect to 515,941 shares of our common stock held by The Estate of George Q Horowitz upon the termination of the Prior Merger Agreement.

      Upon the termination of the Hidary Voting Agreement with respect to The
Estate of George Q Horowitz and in connection with the Merger Agreement, The
Estate of George Q Horowitz entered into the Voting Agreement in which it has agreed, subject to specified exceptions, to vote or execute consents, as applicable, with respect to such shares of our common stock and any shares acquired after the date of the Voting Agreement:

                                       67

      o     in favor of the approval of the Merger Agreement and the
            transactions contemplated by the Merger Agreement;

      o     against any action, proposal, transaction or agreement involving our company or our subsidiaries that would reasonably be expected to, in any material respect, prevent, impede, frustrate, interfere with, delay, postpone or adversely affect the merger or the transactions contemplated by the Merger Agreement; and

      o     against any acquisition proposal other than an acquisition proposal made by Parent.

      Nothing in the Hidary Voting Agreement or the Voting Agreement requires
Seth A. Horowitz or The Estate of George Q Horowitz, respectively, to vote or execute any consent with respect to shares of common stock underlying stock options held by them on or not issued upon the exercise of such stock option on or prior to the applicable record date for that vote or consent.

      Seth A. Horowitz and The Estate of George Q Horowitz agreed, under the
Hidary Voting Agreement and the Voting Agreement, respectively, that, during the applicable voting period, they will not and will not authorize any of their representatives to, directly or indirectly (i) initiate, solicit, encourage, or knowingly facilitate any inquiry, proposal or offer, or the making, submission or reaffirmation of any inquiry, proposal or offer (including any proposal or offer to our stockholders), that constitutes or would reasonably be expected to lead to any acquisition proposal, or (ii) engage in any discussions or negotiations concerning an acquisition proposal.

      Nothing in the Hidary Voting Agreement limits, restricts or otherwise affects the actions taken in compliance with the Prior Merger Agreement by Seth
A. Horowitz, or any of his affiliates, in his capacity as an officer or a member of our board of directors or any committee of our board of directors.

      The Hidary Voting Agreement terminates with respect to Seth A. Horowitz on
June 29, 2008. The Voting Agreement terminates with respect to The Estate of
George Q Horowitz upon the earlier to occur of (1) the effective time of the merger, and (2) the termination of the Merger Agreement in accordance with the terms thereof.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
ADOPTION OF THE MERGER AGREEMENT.

                                       68

             ADJOURNMENT OF THE SPECIAL MEETING (PROPOSAL NO. 2)

      The board of directors is asking our stockholders to vote on a proposal to adjourn the special meeting, if necessary or appropriate, in order to allow for the solicitation of additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE,
TO SOLICIT ADDITIONAL PROXIES.

                                       69

              MARKET PRICE OF EVERLAST WORLDWIDE INC. COMMON STOCK
                            AND DIVIDEND INFORMATION

MARKET PRICE OF OUR COMMON STOCK

      Our common stock is quoted on Nasdaq under the symbol "EVST." As of July
26, 2007, there were approximately [247] holders of record of our common stock.
The following table sets forth, for the periods indicated, the high and low prices during the day for our common stock, as reported on Nasdaq.

                                                       High       Low
      -----------------------------------------     ---------  ---------
      YEAR ENDED DECEMBER 31, 2007
      First Quarter                                 $  21.82   $  15.71
      Second Quarter                                $  32.24   $  17.60
      Third Quarter (through July 10, 2007)         $  34.77   $  32.59
      YEAR ENDED DECEMBER 31, 2006
      First Quarter                                 $  20.63   $   9.87
      Second Quarter                                $  20.04   $  11.05
      Third Quarter                                 $  16.45   $  12.65
      Fourth Quarter                                $  19.73   $  14.61
      YEAR ENDED DECEMBER 31, 2005
      First Quarter                                 $  14.60   $   5.57
      Second Quarter                                $  10.06   $   5.77
      Third Quarter                                 $   7.75   $   4.50
      Fourth Quarter                                $  11.50   $   3.39
      YEAR ENDED DECEMBER 31, 2004
      First Quarter                                 $   4.00   $   2.20
      Second Quarter                                $   3.45   $   2.43
      Third Quarter                                 $   4.95   $   2.68
      Fourth Quarter                                $   9.23   $   2.54

DIVIDENDS

      We have never declared or paid any cash dividends on our common stock. If for any reason we do not consummate the transactions contemplated by the Merger
Agreement, we intend to retain all future earnings for the operation and expansion of our business and do not anticipate paying cash dividends on common stock in the foreseeable future. In addition, if for any reason we do not consummate the transactions contemplated by the Merger Agreement, any payment of cash dividends in the future will be at the discretion of our board of directors and will depend upon our results of operations, earnings, capital requirements, contractual restrictions, outstanding indebtedness and other factors that our board of directors deems relevant.

                                       70

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information with respect to the beneficial ownership of our common stock as of [July 26, 2007] for (i) each of our directors, (ii) each of our executive officers, (iii) each stockholder known to be the beneficial owner of more than five percent of any class of our voting securities, and (iv) all directors and executive officers as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange
Act and does not necessarily bear on the economic incidents of ownership or the rights to transfer the shares described below. Unless otherwise indicated, (i)
each stockholder has sole voting power and dispositive power with respect to the indicated shares and (ii) the address of each stockholder who is a director or executive officer is c/o Everlast Worldwide Inc., 1350 Broadway, Suite 2300, New
York, New York 10018.

                                                                 Shares Beneficially Owned(1)
                                                                 ----------------------------
Name and Address of Beneficial Owner                                 Number    Percentage(2)
---------------------------------------------------------------- ------------- -------------
EXECUTIVE OFFICERS AND DIRECTORS
Seth A. Horowitz................................................   808,787 (3)     19.2%
James K. Anderson...............................................   113,323 (4)      2.8%
Larry A. Kring..................................................    53,542 (5)      1.3%
Edward R. Epstein...............................................    17,967 (6)      *
Theodore A. Atlas...............................................     3,667 (7)      *
James J. McGuire, Jr. ..........................................    20,519 (8)      *
Jeffrey M. Schwartz.............................................     3,700 (9)      *
Angelo V. Giusti................................................    20,366 (10)     *
Gary J. Dailey..................................................    23,333 (11)     *
Steen Kanter....................................................         0          0
Gerard J. deLisser..............................................         0          0
Thomas K. Higgerson.............................................     4,000 (12)     *
Mark R. Mackay..................................................         0          0
OVER 5% BENEFICIAL OWNERS
The Estate of George Q. Horowitz................................   515,941         12.6%
    C/O SETH A. HOROWITZ, TRUSTEE, 1350 BROADWAY, SUITE 2300
    NEW YORK, NEW YORK 10018
The Estate of Ben Nadorf........................................   455,700         11.2%
    6650 AUDUBON TRACE WEST, WEST PALM BEACH, FLORIDA 33412-3301
Burlingame Equity Investors, LP.................................   580,524 (13)    14.2%
Burlingame Equity Investors II LP, Burlington Asset Management,
   LLC, Blair E. Sanford
   ONE SANSOME ST., SUITE 2900,
   SAN FRANCISCO, CA 94104 Burlingame Equity Investors
   (Offshore) Ltd C/O APPLEBY CORPORATE SERVICES (CAYMAN)
   LIMITED, CLIFTON HOUSE, 75 FORT ST., PO BOX 350 GT, GEORGE
   TOWN, GRAND CAYMAN, CAYMAN ISLANDS
Contender Partners, LLC.........................................   358,543 (14)     8.8%
    C/O DREAMWORKS TELEVISION L.L.C. 100 UNIVERSAL PLAZA,
    BUILDING 5121, UNIVERSAL CITY, CA 91608, ATTN: BUSINESS
    AFFAIRS

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (13 persons)     1,069,204 (15)    24.8%

---------------
*     Less than one percent.

(1)   Under rules adopted by the SEC, a person is deemed to be a beneficial owner of securities with respect to which the person has or shares: (a)
      voting power, which includes the power to vote or direct the vote of the security, or (b) investment power, which includes the power to dispose of or to direct the disposition of the security. Unless otherwise indicated
      below, the persons named in the table above have sole voting and investment power with respect to all shares beneficially owned.

(2)   As of July 26, 2007, there were [4,080,023] shares of common stock outstanding.

(3)   Consists of (a) 169,514 shares of common stock, and (b) 515,941 shares of common stock beneficially held by Seth A. Horowitz, as trustee of The
      Estate of George Q. Horowitz and (c) 123,332 shares of common stock issuable upon exercise of options exercisable currently or within 60 days, including:

                                       71

      o     16,666 shares at $2.75 expiring July 23, 2014

      o     33,333 shares at $3.59 expiring November 2, 2015

      o     40,000 shares at $8.30 expiring January 9, 2016

      o     33,333 shares at $12.31 expiring June 15, 2016

(4)   Consists of (a) 95,556 shares of common stock of which Mr. Anderson owns
      39,300 shares of common stock with his wife, as joint tenants, and (b)
      17,767 shares of common stock issuable upon exercise of options exercisable currently or within 60 days, including:

      o     3,400 shares at $2.05 expiring January 2, 2008

      o     3,400 shares at $2.35 expiring January 2, 2009

      o     3,400 shares at $3.83 expiring January 2, 2010

      o     3,400 shares at $3.03 expiring January 2, 2011

      o     2,334 shares at $7.00 expiring January 2, 2012

      o     1,833 shares at $10.31 expiring January 2, 2013

(5)   Consists of (a) 36,276 shares of common stock and (b) 17,266 shares of common stock issuable upon the exercise of options currently exercisable or within 60 days, including:

      o     3,300 shares at $2.05 expiring January 2, 2008

      o     3,300 shares at $2.35 expiring January 2, 2009

      o     3,300 shares at $3.83 expiring January 2, 2010

      o     3,300 shares at $3.03 expiring January 2, 2011

      o     2,266 shares at $7.00 expiring January 2, 2012

      o     1,800 shares at $10.31 expiring January 2, 2013

(6)   Consists of (a) 3,000 shares of common stock and (b) 14,967 shares of common stock issuable upon the exercise of options exercisable currently or within 60 days, including:

      o     1,033 shares at $3.03 expiring January 2, 2011

      o     2,200 shares at $7.00 expiring January 2, 2012

      o     1,734 shares at $10.31 expiring January 2, 2013

      o     10,000 shares at $2.75 expiring July 23, 2014

(7)   Consists of 3,667 shares of common stock issuable upon exercise of options exercisable currently or within 60 days, including:

      o     2,000 shares at $7.00 expiring January 2, 2012

      o     1,667 shares at $10.31 expiring January 2, 2013

                                       72

(8)   Consists of (a) 17,819 of common stock held jointly by Mr. McGuire and his wife and (b) 2,700 shares of common stock issuable upon exercise of options exercisable currently or within 60 days, including:

      o     1,000 shares at $7.00 expiring January 2, 2012

      o     1,700 shares at $10.31 expiring January 2, 2013

(9)   Consists of 3,700 shares of common stock issuable upon exercise of options exercisable currently or within 60 days, including:

      o     2,000 shares at $7.00 expiring January 2, 2012

      o     1,700 shares at $10.31 expiring January 2, 2013

(10)  Consists of (a) 3,700 shares of common stock and (b) 16,666 shares of common stock issuable upon exercise of options exercisable currently or within 60 days, including:

      o     10,000 shares at $2.75 expiring July 23, 2014

      o     3,333 shares at $3.59 expiring November 2, 2015

      o     3,333 shares at $12.31 expiring June 15, 2016

(11)  Consists of 23,333 shares of common stock issuable upon exercise of options exercisable currently or within 60 days, including:

      o     3,334 shares at $2.85 expiring July 1, 2014

      o     6,666 shares at $2.75 expiring July 23, 2014

      o     5,000 shares at $3.59 expiring November 2, 2015

      o     8,333 shares at $12.31 expiring June 15, 2016

(12)  Consists of 4,000 shares of common stock issuable upon exercise of options exercisable currently or within 60 days, including:

      o     4,000 shares at                                                                                                                   $14.42 expiring September 6, 2016

(13)  Based on an amendment to a Schedule 13D jointly filed with the SEC on June
      22, 2007 by Burlingame Equity Investors, LP, Burlingame Equity Investors
      II, LP, Burlingame Equity Investors (Offshore) Ltd., Burlingame Asset
      Management, LLC and Blair E. Sanford.

(14)  Based on a Schedule 13G filed with the SEC on June 29, 2007, by Contender
      Partners, LLC.

(15)  Includes all options included in footnotes (3) through (12) above.

                           FORWARD LOOKING STATEMENTS

      This proxy statement includes and incorporates by reference statements that are not historical facts. These forward-looking statements are based on our and/or, where applicable, Parent's current estimates and assumptions and, as such, involve uncertainty and risk. Forward-looking statements include the information concerning possible or assumed future results of operations and also include those preceded or followed by words such as "anticipates," "believes,"
"thinks," "could," "estimates," "expects," "intends," "may," "should," "plans,"
"targets" and/or similar expressions. There may be events in the future that cannot be accurately predicted or over which there is no control. Stockholders should be aware that the occurrence of the events described in this proxy statement or in the documents incorporated herein by reference could have a material adverse effect on our business, operating results and financial condition or ability to consummate the transactions contemplated by the Merger
Agreement. Examples of these risks include without limitation:

                                       73

      o     risk factors disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006 incorporated by reference in this proxy statement;

      o     the risk that the Merger Agreement could be terminated, including under circumstances that would require us to reimburse expenses up to $1,870,000 or pay a termination fee of up to $5,610,000; and

      o     costs and charges related to the transactions.

      The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements.

      The forward-looking statements contained in this proxy statement are excluded from the safe harbor protection provided by the Private Securities
Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as
amended.

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

      We file annual, quarterly and special reports, proxy statements and other information with the SEC. Our stockholders may read and copy the documents incorporated by reference, and any reports, statements or other information we have filed at the SEC's public reference room located at 100 F Street, N.E.,
Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F
Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC also maintains an
Internet site that contains reports and other information regarding issuers that file electronically with the SEC. Our filings with the SEC are also available to the public through this web site at www.sec.gov.

      If you have questions about the special meeting or the transactions after reading this proxy statement, you may contact our proxy solicitor, MacKenzie
Partners, Inc., at 105 Madison Avenue, New York, New York 10016 or call
MacKenzie toll-free at 1-800-322-2885.

      We have not authorized anyone to give you any information or to make any representation about the transactions or any of the parties involved that differs from or adds to the information contained in this proxy statement or in the documents we have publicly filed with the SEC. Therefore, if anyone should give you any different or additional information, you should not rely on it.

      The information contained in this proxy statement speaks only as of the date indicated on the cover of this proxy statement unless the information specifically indicates that another date applies.

                           INCORPORATION BY REFERENCE

      The SEC allows us to "incorporate by reference" information filed with it, which means that we can disclose important information to you by referring you to the documents containing such information. The information incorporated by reference is an important part of this proxy statement, and information filed later by us with the SEC will automatically update and supersede this information.

      We incorporate by reference the documents listed below and, with respect to this proxy statement, any future filings made with the SEC by us under
Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act:

      o     our Annual Report on Form 10-K for the fiscal year ended December
            31, 2006;

      o     our Quarterly Report on Form 10-Q for the fiscal quarter ended
            March 31, 2007;

                                       74

      o     our Current Report on Form 8-K, as filed with the SEC on January
            19, 2007;

      o     our Current Report on Form 8-K, as filed with the SEC on February
            26, 2007;*

      o     our Current Report on Form 8-K, as filed with the SEC on March
            23, 2007;

      o     our Current Report on Form 8-K, as filed with the SEC on April
            26, 2007;*

      o     our Current Report on Form 8-K, as filed with the SEC on April
            30, 2007;

      o     our Current Report on Form 8-K, as filed with the SEC on May 8,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on May 9,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on May 11,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on May 23,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on May 31,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on June 1,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on June 4,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on June 6,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on June 7,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on June 21,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on June 27,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on June 28,
            2007;

      o     our Current Report on Form 8-K, as filed with the SEC on June 29,
            2007; and

      o     our Current Report on Form 8-K, as filed with the SEC on July 2,
            2007.

---------------
*     Portions of these reports were furnished to the SEC under Item 2.02
      (Results of Operations and Financial Condition) or Item 7.01
      (Regulation FD Disclosure).  Pursuant to General Instruction B(2) and
      (6) of Form 8-K, the portions of these reports submitted under Items
      2.02 and 7.01 are not deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.  We are not incorporating by reference those portions of these reports that are not deemed to be "filed" for purposes of Section 18 of the Exchange Act, and will not incorporate by reference those portions of future filings of reports on Form 8-K into a filing under the
      Securities Act of 1933, as amended, or the Exchange Act or into this proxy statement that are not deemed to be "filed" for purposes of
      Section 18 of the Exchange Act.

      All documents and reports filed by us pursuant to Section 13(a), 13(c),
14, or 15(d) of the Exchange Act after the date of this proxy statement and on or prior to the date of the special meeting are deemed to be incorporated by reference in this proxy statement, and only for the purpose of this proxy statement, from the date of filing of such documents or reports, except as to any portion of any future annual or quarterly reports or proxy statements which is not deemed to be filed under those sections. Any statement contained in a document incorporated or deemed to be incorporated by reference in this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement, and only for the purposes of this proxy statement, to the extent that any statement contained herein or in any other subsequently filed document which

                                       75

also is or is deemed to be incorporated by reference in this proxy statement modifies or supersedes such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

      Any person receiving a copy of this proxy statement may obtain, without charge, upon written or oral request, a copy of any of the documents incorporated by reference except for the exhibits to such documents. Requests should be directed to our proxy solicitor, MacKenzie Partners, Inc., at 105
Madison Avenue, New York, New York 10016 or call MacKenzie toll-free at
1-800-322-2885. A copy will be provided by first class mail or other equally prompt means within one business day after receipt of your request. To obtain timely delivery of any of this information, you must make your request at least five business days prior to the date of the special meeting.

                      SUBMISSION OF STOCKHOLDERS PROPOSALS

      If the transactions are completed, there will be no public participation in any future meetings of stockholders of Everlast Worldwide Inc. If the transactions are not completed, you will continue to be entitled to attend and participate in our stockholder meetings, and we will hold a 2008 annual meeting of stockholders.

      Stockholder proposals made in accordance with Rule 14a-8 under the
Exchange Act and intended to be presented at our 2008 annual meeting of stockholders must be received by us at our principal office in New York, New
York no later than January 2, 2008 for inclusion in the proxy statement for that meeting. All proposals intended to be presented at our 2008 annual meeting of stockholders must be received by us no later than March 18, 2008.

      On May 21, 1998, the SEC adopted an amendment to Rule 14a-4, as promulgated under the Exchange Act. The amendment to Rule 14a-4(c)(1) governs our use of discretionary proxy voting authority with respect to a stockholder proposal which is not addressed in our proxy statement. The amendment provides that if we do not receive notice of the proposal at least 45 days prior to the first anniversary of the date of the sending of the prior year's proxy statement, then we will be permitted to use our discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

      With respect to our 2008 annual meeting of stockholders, if we are not provided notice of a stockholder proposal, which has not been timely submitted, for inclusion in our proxy statement by March 18, 2008, we will be permitted to use our discretionary voting authority as outlined above.

                                  OTHER MATTERS

OTHER BUSINESS

      As of this time, our board of directors knows of no other matters to be brought before the meeting. However, if other matters properly come before the meeting or any adjournment thereof, and if discretionary authority to vote with respect thereto has been conferred by the enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their best judgment as to such matters.

DELIVERY OF PROXY STATEMENT

      Some banks, brokers and other record holders have begun the practice of
"householding" proxy statements and annual reports. "Householding" is the term used to describe the practice of delivering a single set of the proxy statement and annual report to any household at which two or more stockholders share an address. This procedure would reduce the volume of duplicate information stockholders receive and would also reduce our printing and mailing costs. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement to a stockholder at a shared address to which a single copy of this proxy statement was delivered. A stockholder who wishes to receive a separate copy of our proxy statements and annual reports, now or in the future, should submit this request to our proxy solicitor, MacKenzie Partners, Inc., at
105 Madison Avenue, New York, New York 10016 or call MacKenzie toll-free at
1-800-322-2885. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of these materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareowners at the shared address in the future.

                                       76

OTHER PROXY STATEMENT MATTERS

      A form of proxy is enclosed for your use. Please complete, date, sign and return the proxy at your earliest convenience in the enclosed envelope, which requires no postage if mailed in the United States, or submit your proxy by telephone or over the Internet following the instructions on the proxy card. A prompt submission of your proxy will be appreciated.

      This proxy statement does not constitute an offer to sell or to buy, or a solicitation of an offer to sell or to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any offer or solicitation in such jurisdiction.

                                            By Order of the Board of Directors

                                                     Seth A. Horowitz
                                           President and Chief Executive Officer

                                       77

                                     ANNEX A

                                                                  EXECUTION COPY

                          AGREEMENT AND PLAN OF MERGER

                                      among

                             BRANDS HOLDINGS LIMITED

                              EWI ACQUISITION, INC.

                                       and

                             EVERLAST WORLDWIDE INC.

                            Dated as of June 28, 2007

                                                                          Page
                                                                          ----

   SECTION 4.07 - SEC Filings; Financial Statements; Undisclosed

                                      A-i

                                  (continued)
                                                                          Page
                                                                          ----

   SECTION 7.10 - Environmental Permit Transfer, Assignment and

   SECTION 8.02 - Conditions to the Obligations of Parent and Merger Sub..A-47

   SECTION 10.01 - Non-survival of Representations, Warranties and

                                      A-ii

AGREEMENT AND PLAN OF MERGER, dated as of June 28, 2007 (this "Agreement")

AMONG

(1) BRANDS HOLDINGS LIMITED, a private company limited by shares incorporated in
England and Wales ("Parent"),

(2) EWI ACQUISITION,  INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and

(3) EVERLAST WORLDWIDE INC., a Delaware corporation (the "Company").

(A) WHEREAS, as of June 1, 2007, the Company, Hidary Group Acquisitions, LLC and
Hidary Group Acquisitions,  Inc. entered into that certain Agreement and Plan of
Merger (the "Original Merger Agreement");

(B) WHEREAS,  the  Original  Merger  Agreement  provided  that the  Company  was permitted to conduct certain solicitation  activities during the time period and on the terms and conditions set forth therein, and in connection therewith,  the
Company  and  Parent  entered  into  discussions  in  respect  of the  terms and conditions of this Agreement and the transactions contemplated hereby;

(C) WHEREAS, concurrently with the execution and delivery of this Agreement, the
Company  terminated the Original  Merger  Agreement in accordance with the terms thereof;

(D) WHEREAS, the Boards of Directors of Parent,  Merger Sub and the Company have
each  determined  that  it  is  in  the  best  interests  of  their   respective
stockholders to consummate the merger (the "Merger"), upon the terms and subject to the conditions of this Agreement,  of Merger Sub with and into the Company in accordance  with the  General  Corporation  Law of the  State of  Delaware  (the
"DGCL") and such Boards of Directors  have approved this  Agreement and declared its advisability (and, in the case of the Board of Directors of the Company (the
"Board"),  have  recommended  that this  Agreement  be adopted by the  Company's stockholders);

(E) WHEREAS,  upon consummation of the Merger, each issued and outstanding share of common stock, par value $0.002 per share, of the Company (the "Company Common
Stock"),  will be converted  into the right to receive $30.00 per share in cash, upon the terms and subject to the conditions set forth herein.

NOW,  THEREFORE,  in consideration of the foregoing and the mutual covenants and agreements  herein  contained  and other good and  valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged, Parent, Merger Sub and the Company hereby agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

                           SECTION 1.01 - DEFINITIONS

For purposes of this Agreement:

"Acceptable  Confidentiality  Agreement" means a confidentiality  and standstill agreement  that contains  provisions  that are no less  favorable to the Company than those contained in the Confidentiality Agreement and that shall not contain any exclusivity  provision in favor of the counterparty thereto or any provision having the effect of prohibiting  the Company from  satisfying  its  obligations under this Agreement.

"Acquisition  Proposal"  means any inquiry,  offer or proposal  (other than from
Parent or Merger Sub or their respective  Affiliates) concerning any (a) merger, consolidation, business combination, recapitalization,  liquidation, dissolution or similar  transaction  involving the Company or any of the  Subsidiaries,  (b)
direct  or  indirect  sale,  lease,  pledge  or other  disposition  of assets or business  of the Company and the  Subsidiaries  representing  20% or more of the consolidated revenues, net income or assets of the Company and the Subsidiaries, in a single transaction or a series of transactions, (c) issuance, sale or other disposition  by the Company to any person or group  (other than Parent or Merger
Sub or any of their respective Affiliates) of securities (or options,  rights or warrants to purchase,  or securities  convertible into or exchangeable for, such securities)  representing 20% or more of the voting power of the Company, or (d)
transaction or series of  transactions  in which any person or group (other than
Parent  and  Merger  Sub or their  respective  Affiliates)  acquires  beneficial ownership,  or the right to acquire beneficial ownership,  of 20% or more of any class or series of securities  (or options,  rights or warrants to purchase,  or securities convertible into or exchangeable for, such securities) of the Company or any of the Subsidiaries.  Notwithstanding  the forgoing,  with respect to the payment of the Termination Fee pursuant to Section 9.03(b)(iii),  an Acquisition
Proposal  shall not include the sale of shares of Company  Common Stock pursuant to the Secondary Offering.

"Action" means any action, charge, claim, demand, complaint, arbitration, audit,
hearing,  notice  of  violation,   investigation,   litigation,  suit  or  other
proceeding (whether civil, criminal, administrative, investigative or informal).

"Affiliate"  of a specified  person means a person who,  directly or  indirectly through one or more  intermediaries,  controls,  is  controlled  by, or is under common control with, such specified person.

"beneficial  owner" has the meaning ascribed to such term under Rule 13d-3(a) of the Exchange Act.

"business  day"  means  any day on which  the  principal  offices  of the SEC in
Washington,  D.C. are open to accept  filings or, in the case of  determining  a date  when any  payment  is due,  any day on which  banks  are not  required  or authorized to close in New York City and are open in London.

"Company Reference Balance Sheet" means the audited  consolidated  balance sheet of the Company and the  Subsidiaries  as of December  31, 2006  contained in its
Form 10-K, filed with the SEC on March 22, 2007.

"contract" means any agreement,  contract,  lease, mortgage,  power of attorney, evidence  of  indebtedness,  letter  of  credit,  undertaking,  covenant  not to compete, license, instrument,  obligation,  commitment,  understanding,  policy, purchase or sales order, quotation or other commitment, whether oral or written, express or implied.

"control"  (including the terms "controlled by" and "under common control with")
means the possession,  directly or indirectly, or as trustee or executor, of the power to direct or cause the  direction  of the  management  and  policies  of a person,  whether  through  the  ownership  of voting  securities,  as trustee or executor, by contract or credit arrangement or otherwise.

"Effective Time" means the date and time at which the Merger becomes effective.

                                      A-2

"Encumbrance" means any charge, claim,  community property interest,  condition, easement,  covenant,  warrant,  demand,  encumbrance,  equitable interest, lien, mortgage,  option,  purchase right,  pledge,  security interest,  right of first refusal or other right of third parties or  restriction  of any kind,  including any restriction on use, voting,  transfer,  receipt of income or exercise of any other attribute of ownership.

"Environmental  Laws"  means Laws  relating  to, or  establishing  standards  of conduct  for,  human  health and safety,  worker  health and  safety,  Hazardous
Substances,  or injury to or  pollution  or  protection  of the  environment  or natural  resources,  including air, land, soil,  surface waters,  ground waters, stream and river sediments and biota.

"Environmental  Liabilities"  means any claims,  judgments,  damages  (including
punitive  damages),   losses,  penalties,   fines,  liabilities,   Encumbrances,
violations,  costs, and expenses  (including  attorneys' and consultants'  fees)
that (a) are incurred as a result of (i) the  existence or alleged  existence of
Hazardous Substances in, on, under, at or emanating from any Property,  (ii) the off-site transportation, treatment, storage or disposal of Hazardous Substances, or (iii) the  violation  of or  non-compliance  with or alleged  violation of or non-compliance  with any Environmental Law, or (b) arise under the Environmental
Laws.

"Equity  Interest" means (a) with respect to a corporation,  any and all classes or series of shares of capital stock, (b) with respect to a partnership, limited liability  company,  trust or similar  person,  any and all classes or series of units,  interests or other  partnership/limited  liability company interests and
(c) with respect to any other person, any other security representing any direct equity ownership or participation in such person.

"Governmental  Authority"  means any United States federal,  state,  provincial,
supranational,  county  or  local  or  any  foreign  government,   governmental,
regulatory  or   administrative   authority,   agency,   self-regulatory   body,
instrumentality or commission,  and any court, tribunal, or judicial or arbitral body  (including  private  bodies)  and  any  political  or  other  subdivision, department or branch of any of the foregoing.

"Hazardous Substances" means any chemicals,  materials or substances,  including
without  limitation,  any  petroleum,   petroleum  products,   petroleum-derived
substances,  radioactive materials, hazardous wastes, polychlorinated biphenyls, lead-based paint, radon, urea formaldehyde, asbestos or any materials containing asbestos,  pesticides  regulated  under  Environmental  Laws  or  defined  as or included  in the  definition  of  "hazardous  substances,"  "hazardous  wastes,"
"extremely   hazardous    substances,"    "hazardous    materials,"   "hazardous
constituents," "toxic substances," "pollutants,"  "contaminants," or any similar denomination  intended  to classify or regulate  such  chemicals,  materials  or
substances  by  reason  of  their   toxicity,   carcinogenicity,   ignitability,
corrosivity or reactivity or other characteristics under any Environmental Law.

"HSR Act" means the  Hart-Scott-Rodino  Antitrust  Improvements  Act of 1976, as
amended, or any successor law, and regulations and rules issued pursuant to that
Act or any successor law.

"Intellectual  Property"  means (a) United  States,  international,  and foreign
patents  and  patent   applications,   including   divisionals,   continuations,
continuations-in-part,  reissues,  reexaminations,  and  extensions  thereof and counterparts claiming priority therefrom; utility models; invention disclosures;
and statutory  invention  registrations and certificates;  (b) United States and foreign registered,  pending, and unregistered trademarks,  service marks, trade dress, logos, trade names, corporate names and other source identifiers,  domain names,  Internet sites and web pages;  and  registrations  and  applications for registration  for  any of  the  foregoing,  together  with  all of the  goodwill associated therewith;  (c) United States and foreign registered and unregistered copyrights,  and registrations and applications for registration thereof; rights of publicity;  and  copyrightable  works;  (d) all  inventions and design rights
(whether  patentable  or  unpatentable)  and all  categories of trade secrets as defined in the Uniform  Trade  Secrets Act  including,  business,  technical and
financial  information;   and  (e)  confidential  and  proprietary  information,
including know-how.

"knowledge" means the actual knowledge of one or more of the executive  officers of the Company after due inquiry.

"Laws" means any foreign, federal, state or local statute, law (including common law), rule, ordinance, code or regulation, any Order, and any regulation,  rule,
interpretation,   guidance,  directive,  policy  statement  or  opinion  of  any
Governmental Authority.

                                      A-3

"liability"  means  any  liability  of any  kind  whatsoever  (whether  known or unknown, asserted or unasserted,  absolute or contingent,  accrued or unaccrued, liquidated or  unliquidated,  due or to become due, and whether or not reflected or required by GAAP to be reflected on the Company Reference Balance Sheet).

"Material  Adverse  Effect"  means any  change,  event,  violation,  inaccuracy, circumstance,  occurrence,  development  or effect (any such item, an "Effect"), individually  or when taken together with all other  Effects,  that is, or would reasonably be expected to be, materially adverse to (a) the properties,  assets, liabilities,  business,  financial  condition  or results of  operations  of the
Company and the Subsidiaries, taken as a whole or (b) the ability of the Company to perform any of its obligations  under this Agreement or timely consummate any of the  Transactions,  except in each case for any such Effect resulting from or arising out of (i) acts of war or terrorism;  (ii) any changes in interest rates or general  economic or political  conditions in the United States of America or foreign countries in general or U.S. or foreign financial, banking or securities markets;  (iii) any change in conditions  generally affecting the sporting goods industry;  or (iv) any change in or  interpretations of (A) GAAP or (B) any Law, in each case,  applicable  to the Company  (except in the case of clauses  (ii),
(iii)  and  (iv),  if  the  Effect  materially  disproportionately  affects  the properties,  assets, liabilities,  business,  financial condition, or results of operations  of the Company and the  Subsidiaries,  taken as a whole  relative to other for profit industry participants).

"Order" means any award, writ, stipulation, determination, decision, injunction, judgment,  order, decree, ruling,  subpoena or verdict entered,  issued, made or rendered by, or any contract with, any Governmental Authority.

"ordinary  course of  business"  means the  ordinary  course of  business of the
Company and the Subsidiaries consistent with past practice.

"Permits" means all Orders and all franchises, grants, authorizations, licenses, permits, easements, variances,  exceptions, consents, certificates and approvals of any Governmental Authority.

"Permitted Encumbrances" means:

      (i)      statutory liens for Taxes,  assessments and governmental  charges or levies imposed upon the Company or one of the Subsidiaries not yet due and payable or that are being  contested in good faith by appropriate  proceedings  (provided  such  contests do not exceed
               $1,000,000  in  the  aggregate)  for  which  reserves  have  been established on the most recent financial  statements  included in the SEC Reports filed prior to the date hereof;

      (ii)     mechanics',  materialmen's or similar statutory liens for amounts not yet due or  being  diligently  contested  in  good  faith  in appropriate proceedings;

      (iii)    pledges  or  deposits  to  secure   obligations   under  workers'
               compensation  laws or similar  legislation or to secure public or statutory obligations;

      (iv)     zoning,   entitlement   and  other   land  use   regulations   by
               Governmental  Authorities  that  do not,  individually  or in the aggregate, materially impair the continued use of the Property to which they relate;

      (v)      easements,   survey  exceptions,   leases,  subleases  and  other
               occupancy contracts, reciprocal easements, restrictions and other customary  encumbrances  on title to real  property  (other  than
               capital   leases   and   leases    underlying    sale   leaseback
               transactions),  that do not,  individually  or in the  aggregate, materially impair the continued use of the Real Property to which they relate;

      (vi)     as to  any  Leased  Real  Property,  Encumbrances  affecting  the interest of the lessor thereof provided that such Encumbrances do not  individually  or in  the  aggregate  materially  impair  the continued  use of the Leased Real  Property to which they relate;
               and

      (vii)    liens relating to any  indebtedness for borrowed money identified on Section 1.01 of the Company Disclosure Letter.

                                      A-4

"person" means an individual,  corporation,  partnership,  limited  partnership, limited liability company, syndicate, person (including a "person" as defined in
Section  13(d)(3)  of  the  Exchange  Act),  trust,  association,   Governmental
Authority or other entity.

"Property" means any real property currently or formerly owned, leased, operated or managed by the Company or any of its past or present Subsidiaries.

"SDI Letter Agreement" means that certain letter agreement, dated as of the date hereof and entered into concurrently  herewith,  pursuant to which Sports Direct
International  plc  has  agreed  to  guarantee  Parent's  financial  obligations hereunder.

"Secondary  Offering"  means the Company's  proposed  public offering of Company
Common Stock described in its Form 8-K, filed with the SEC on March 22, 2007.

"Shares" means the shares of Company Common Stock outstanding  immediately prior to the Effective Time.

"subsidiary"  means any person with respect to which a specified person directly or indirectly (a) owns a majority of the Equity Interests,  (b) has the power to elect a majority of that person's board of directors or similar  governing body, or (c) otherwise has the power,  directly or indirectly,  to direct the business and policies of that person.

"Subsidiary" means any subsidiary of the Company.

"Superior Proposal" means any bona fide binding written Acquisition Proposal not obtained in  violation  of Section  7.03 that the Board  determines  in its good faith judgment  (after  receiving the advice of its financial  advisor and after taking into account all appropriate  legal (with the advice of outside  counsel)
and financial  (including the financing terms thereof) are more favorable to the
Company's  stockholders  (in their  capacity as such) from a financial  point of view than this Agreement  (considering any changes to this Agreement proposed by
Parent in  response  thereto)  and which the Board  determines  in good faith is reasonably capable of being consummated on the terms set forth therein; provided that for purposes of the  definition of "Superior  Proposal",  the references to
"20% or more" in the  definition of  Acquisition  Proposal shall be deemed to be references to "a majority" and the definition of Acquisition Proposal shall only refer to a  transaction  or series of  transactions  (x) directly  involving the
Company  (and not  exclusively  its  Subsidiaries)  or (y)  involving  a sale or transfer  of all or  substantially  all of the  assets  of the  Company  and its
Subsidiaries, taken as a whole.

"Taxes" means any and all taxes,  fees,  levies,  duties,  tariffs,  imposts and other  charges  of any  kind  (together  with any and all  interest,  penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority or other taxing authority,  including: taxes or other charges on or with  respect to income,  franchise,  windfall  or other  profits, gross receipts,  property,  sales, use, Equity Interests,  payroll,  employment, social security, workers' compensation,  unemployment compensation or net worth;
taxes or other charges in the nature of excise,  withholding, ad valorem, stamp, transfer,  value-added or gains taxes;  license,  registration and documentation fees; and customers' duties, tariffs and similar charges.

The following  terms have the respective  meanings set forth in the Sections set forth below:

Defined Term                             Location of Definition
----------------------------------       ----------------------
Agreement                                Preamble
Applicable Non-U.S. Antitrust Laws       ss.4.05(b)
Award Payment                            ss.3.04(b)
Board                                    Recitals
Certificate of Merger                    ss.2.03
Certificates                             ss.3.02(b)

                                      A-5

Defined Term                             Location of Definition
----------------------------------       ----------------------
Closing                                  ss.2.02
Code                                     ss.4.10(a)
Company                                  Preamble
Company Board Approval                   ss.4.04(b)
Company Class A Stock                    ss.4.03(a)
Company Common Stock                     Recitals
Company Disclosure Letter                ss.4.01(a)
Company Intellectual Property            ss.4.15 (a)
Company Preferred Stock                  ss.4.03(a)
Company Restricted Share                 ss.3.04(a)
Company Stock Award                      ss.3.04(a)
Company Stock Award Plans                ss.3.04(a)
Confidentiality Agreement                ss.7.02(c)
D&O Insurance                            ss.7.04(b)
DGCL                                     Recitals
Dissenting Shares                        ss.3.05
Employees                                ss.4.11(b)
Employment Laws                          ss.4.11(b)
Environmental Permits                    ss.4.06(a)
ERISA                                    ss.4.10(a)
ERISA Affiliate                          ss.4.10(a)
Estate                                   ss.10.11
Exchange Act                             ss.4.05(b)
Excluded Party                           ss.7.03(b)
Existing Title Policies                  ss.4.13(e)
First Debt Letter                        ss.5.07
GAAP                                     ss.4.07(b)
Indemnified Parties                      ss.7.04(a)
IRS                                      ss.4.10(a)
Leased Real Property                     ss.4.13(a)
Licensed Intellectual Property           ss.4.15(a)
Merger                                   Recitals
Merger Consideration                     ss.3.01(a)
Merger Sub                               Preamble
Multiemployer Plan                       ss.4.10(c)
NASDAQ                                   ss.4.05(b)

                                      A-6

Defined Term                             Location of Definition
----------------------------------       ----------------------
Notice Period                            ss.7.03(d)
Outside Date                             ss.9.01(b)
Owned Real Property                      ss.4.13(a)
Parent                                   Preamble
Parent Termination Fee                   ss.9.03(f)
Paying Agent                             ss.3.02(a)
Payment Fund                             ss.3.02(a)
Plans                                    ss.4.10(a)
Policies                                 ss.4.19(a)
Proxy Statement                          ss.7.01(b)
Real Property                            ss.4.13(a)
Representatives                          ss.7.02(a)
Requisite Stockholder Vote               ss.4.04(a)
Rights                                   ss.4.03(b)(iii)
Sarbanes-Oxley Act                       ss.4.07(d)
SEC                                      ss.4.05(b)
SEC Reports                              ss.4.07(a)
Section 262                              ss.3.05
Securities Act                           ss.4.07(a)
Surviving Corporation                    ss.2.01
Takeover Law                             ss.4.04(c)
Tax Returns                              ss.4.16(a)
Tenant Leases                            ss.4.13(a)
Terminating Company Breach               ss.9.01(e)
Terminating Parent Breach                ss.9.01(f)
Termination Date                         ss.9.01
Termination Expenses                     ss.9.03(d)
Termination Fee                          ss.9.03(c)
Transaction Costs                        ss.9.03(a)
Transactions                             ss.4.04(a)
2000 Stock Plan                          ss.3.04(a)(i)

                                      A-7

                                    ARTICLE 2

                                   THE MERGER

                            SECTION 2.01 - THE MERGER

Upon the  terms  of this  Agreement  and  subject  to the  satisfaction  or,  if permissible,  waiver of the conditions set forth in Article 8, and in accordance with the DGCL,  at the Effective  Time,  (a) Merger Sub shall be merged with and into the Company, (b) the separate corporate existence of Merger Sub shall cease and (c) the Company shall  continue as the surviving  corporation  of the Merger
(the "Surviving Corporation").

                             SECTION 2.02 - CLOSING

Unless this  Agreement  shall have been  terminated in  accordance  with Section
9.01, and subject to the  satisfaction  or waiver of the conditions set forth in
Article 8, the  closing of the Merger (the  "Closing")  will take place at 10:00
a.m., New York City time, on a date to be specified by the parties,  which shall be not  later  than the  second  business  day  after  the  satisfaction  or, if permissible,  waiver of the  conditions set forth in Article 8 (other than those that by their  terms  are to be  satisfied  or waived  at the  Closing),  at the offices of Freshfields  Bruckhaus Deringer LLP, 520 Madison Avenue,  34th Floor,
New York, NY 10022,  unless another time,  date or place is agreed to in writing by Parent and the Company.

                          SECTION 2.03 - EFFECTIVE TIME

At the Closing,  the parties  hereto shall cause the Merger to be consummated by filing a certificate of merger (the  "Certificate of Merger") with the Secretary of State of the State of Delaware in such form as is required  by, and  executed and  acknowledged  in accordance  with, the relevant  provisions of the DGCL and shall make all other filings or recordings required under the DGCL in connection with the Merger.  The Merger shall become effective at such date and time as the
Certificate  of Merger is duly filed with the Secretary of State of the State of
Delaware or at such  subsequent  date and time as Parent and the  Company  shall agree and specify in the Certificate of Merger.

                       SECTION 2.04 - EFFECT OF THE MERGER

At the Effective  Time, the effect of the Merger shall be as provided in Section
259 and the other  applicable  provisions  of the  DGCL.  Without  limiting  the generality of the foregoing, and subject thereto, at the Effective Time, all the property,  rights,  privileges,  powers and franchises of the Company and Merger
Sub  shall  vest  in the  Surviving  Corporation,  and all  debts,  liabilities, obligations, restrictions, disabilities and duties of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

              SECTION 2.05 - CERTIFICATE OF INCORPORATION; BY-LAWS

At the Effective Time:

(a)   the Certificate of Incorporation of the Company,  as in effect immediately prior to the Effective Time, shall be amended to be in the form of Exhibit
      A and as so amended,  shall be the  certificate  of  incorporation  of the
      Surviving  Corporation  until  thereafter  amended in accordance  with the provisions thereof and as provided by applicable Law; and

(b)   the by-laws of Merger Sub, as in effect immediately prior to the Effective
      Time, shall be the by-laws of the Surviving  Corporation  until thereafter
      amended  in  accordance   with   applicable   Law,  the   Certificate   of
      Incorporation of the Surviving Corporation and such by-laws.

                                      A-8

                      SECTION 2.06 - DIRECTORS AND OFFICERS

The directors of Merger Sub immediately prior to the Effective Time shall be the initial  directors  of  the  Surviving  Corporation,  each  to  hold  office  in accordance  with the Certificate of  Incorporation  and by-laws of the Surviving
Corporation,  and the  individuals  listed on Schedule 2.06 shall be the initial officers  of the  Surviving  Corporation,  in each case until  their  respective successors  are duly elected or appointed  and qualified or until the earlier of their death, resignation or removal.

                                      A-9

                                    ARTICLE 3

               CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES

                     SECTION 3.01 - CONVERSION OF SECURITIES

At the  Effective  Time,  by virtue of the Merger and  without any action on the part  of  Merger  Sub,  the  Company  or the  holders  of  any of the  following securities:

(a)   Conversion  of  Company  Common  Stock.  Each  Share  (including   Company
      Restricted  Shares,  but other than any Shares to be canceled  pursuant to
      Section  3.01(b),  Shares  owned by any direct or  indirect  wholly  owned
      Subsidiary  and any  Dissenting  Shares)  shall be canceled and  converted automatically  into the  right to  receive  $30.00  in cash  (the  "Merger
      Consideration")  payable,  without interest,  to the holder of such Share, upon surrender, in the manner provided in Section 3.02, of the Certificate that formerly evidenced such Share.

(b)   Cancellation of Treasury Stock and Parent-Owned  Stock. Each Share held in the treasury of the Company and each Share owned by Merger Sub,  Parent or
      any  direct  or  indirect   wholly  owned   subsidiary   of  Parent  shall
      automatically be canceled without any conversion thereof and no payment or distribution shall be made with respect thereto.

(c)   Equity  Interests  of Merger Sub.  Each share of common  stock,  par value
      $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective  Time shall be converted  into and exchanged for one validly issued,  fully paid and  nonassessable  share of common  stock,  par value
      $0.01 per share, of the Surviving Corporation.

                    SECTION 3.02 - SURRENDER OF CERTIFICATES

(a)   Prior to the  Effective  Time,  Parent  shall (i)  appoint a bank or trust company  reasonably  acceptable to the Company (the "Paying  Agent"),  and
      (ii) enter into a paying agent agreement, in form and substance reasonably acceptable  to the Company,  with such Paying Agent for the payment of the
      Merger  Consideration  in accordance with this Article 3. At the Effective
      Time, Parent shall deposit, or cause the Surviving Corporation to deposit, with the Paying Agent,  for the benefit of the holders of Shares,  cash in an amount sufficient to pay the aggregate Merger Consideration required to be paid  pursuant  to Section  3.01(a)  (the  "Payment  Fund").  Except as
      contemplated  by Section  3.02(d),  the Payment Fund shall not be used for any other purpose.  The Payment Fund shall be invested by the Paying Agent as  directed  by Parent;  provided,  that,  such  investments  shall be in obligations of or guaranteed by the United States of America or any agency or instrumentality  thereof and backed by the full faith and credit of the
      United States of America, in commercial paper obligations rated A-1 or P-1 or  better  by  Moody's  Investors  Service,  Inc.  or  Standard  & Poor's
      Corporation, respectively, or in deposit accounts, certificates of deposit or banker's  acceptances of,  repurchase or reverse  repurchase  contracts with, or Eurodollar time deposits  purchased from,  commercial  banks with capital, surplus and undivided profits aggregating in excess of $1 billion
      (based on the most recent financial statements of such bank which are then publicly  available).  Any profit or loss resulting  from, or interest and other  income  produced by, such  investments  shall be for the account of
      Parent.

(b)   Payment Procedures.  Promptly after the Effective Time, Parent shall cause the Paying Agent to mail to each person who was, at the Effective  Time, a holder of record of Shares  entitled to receive  the Merger  Consideration pursuant to Section 3.01(a):  (i) a letter of transmittal  (which shall be in customary form and shall specify that delivery  shall be effected,  and risk of loss and title to the  certificates  evidencing  such  Shares (the
      "Certificates")  shall pass, only upon proper delivery of the Certificates to the  Paying  Agent)  and (ii)  instructions  for use in  effecting  the surrender of the  Certificates  in exchange for the Merger  Consideration.
      Upon  surrender to the Paying  Agent of a  Certificate  for  cancellation, together  with such  letter of  transmittal,  duly  completed  and validly executed  in  accordance  with the  instructions  thereto,  and such other documents as may be required pursuant to such instructions,  the holder of such  Certificate  shall be entitled to receive in exchange  therefor  the
      Merger   Consideration   for  each  Share   formerly   evidenced  by  such

                                      A-10

      Certificate,  and such Certificate shall then be canceled. In the event of a transfer of ownership of Shares that is not  registered  in the transfer records of the Company, payment of the Merger Consideration may be made to a  person  other  than  the  person  in  whose  name  the  Certificate  so surrendered  is registered  if the  Certificate  representing  such Shares shall be properly endorsed or otherwise be in proper form for transfer and the person  requesting such payment shall have paid all transfer and other
      Taxes required by reason of the payment of the Merger  Consideration  to a person other than the registered holder of such Certificate or established to the  reasonable  satisfaction  of the Surviving  Corporation  that such
      Taxes either have been paid or are not  applicable.  Until  surrendered as contemplated by this Section 3.02, each Certificate shall be deemed at all times after the Effective Time to represent only the right to receive upon such  surrender  the  Merger  Consideration  to which  the  holder of such
      Certificate  is entitled  pursuant to this Article 3 No interest  shall be paid or will  accrue  on any  cash  payable  to  holders  of  Certificates pursuant to the provisions of this Article 3.

(c)   No  Further  Rights.  From  and  after  the  Effective  Time,  holders  of
      Certificates  shall  cease  to have  any  rights  as  stockholders  of the
      Company, except as provided in this Agreement or by applicable Law.

(d)   Termination  of Payment Fund. Any portion of the Payment Fund that remains undistributed  to the holders of Shares nine  months  after the  Effective
      Time shall be delivered to Parent,  upon demand, and any holders of Shares who have not  theretofore  complied  with this Article 3 shall  thereafter look only to the Surviving  Corporation for, and the Surviving Corporation
      shall  remain   liable  for,   payment  of  their  claim  for  the  Merger
      Consideration.  Any portion of the Payment  Fund  remaining  unclaimed  by holders of Shares as of a date that is  immediately  prior to such time as such  amounts  would  otherwise  escheat  to or  become  property  of  any
      Governmental  Authority  shall, to the extent permitted by applicable Law, become the  property of the  Surviving  Corporation  free and clear of any claims or other Encumbrance of any person previously entitled thereto.

(e)   No  Liability.  None  of the  Paying  Agent,  Merger  Sub,  Parent  or the
      Surviving Corporation shall be liable to any holder of Shares or any other person for any such Shares (or  dividends  or  distributions  with respect thereto) or cash or other  consideration  delivered  to a public  official pursuant to any abandoned property, escheat or other Law.

(f)   Withholding  Rights.  Each of the Paying Agent, the Surviving  Corporation
      and Parent shall be entitled to deduct and withhold from the consideration otherwise  payable  pursuant  to  this  Agreement  such  amounts  as it is required to deduct and withhold  with  respect to such  payment  under all applicable  Laws. To the extent that amounts are so withheld by the Paying
      Agent,  the  Surviving  Corporation  or Parent,  as the case may be,  such withheld  amounts  shall be treated for all purposes of this  Agreement as having  been paid to the  holder of the  Shares in  respect  of which such deduction and withholding was made.

(g)   Lost  Certificates.  If any  Certificate  shall have been lost,  stolen or destroyed,  upon the  making of an  affidavit  of that fact by the  person claiming such Certificate to be lost, stolen or destroyed and, if required by the  Surviving  Corporation,  the posting by such person of a bond,  in such  reasonable  amount  as the  Surviving  Corporation  may  direct,  as indemnity  against any claim that may be made  against it with  respect to such  Certificate,  the  Paying  Agent  shall pay in respect of such lost, stolen or  destroyed  Certificate  the Merger  Consideration  to which the holder thereof is entitled pursuant to Section 3.01(a).

                       SECTION 3.03 - STOCK TRANSFER BOOKS

At the Effective  Time,  the stock transfer books of the Company shall be closed and thereafter there shall be no further  registration of transfers of Shares on the records of the Company.  From and after the Effective  Time,  the holders of
Shares or  Certificates  shall  cease to have any  rights  with  respect to such
Shares, or in the case of Certificates,  the Shares evidenced thereby, except as otherwise  provided  in this  Agreement  or by  applicable  Law. On or after the
Effective Time, any  Certificates  presented to the Paying Agent,  the Surviving
Corporation or Parent for any reason shall be cancelled  against delivery of the
Merger  Consideration  to which the  holders  thereof are  entitled  pursuant to
Section 3.01(a).

                                      A-11

                SECTION 3.04 - EMPLOYEE EQUITY AWARDS; WARRANTS.

(a)   Prior to the Effective  Time, the Company shall take all necessary  action
      (which  action  shall be effective as of the  Effective  Time),  including using  commercially  reasonable  efforts  to  obtain  the  consent  of the individual  award  holders  and the  adoption  of  Board  resolutions,  if necessary, to:

      (i)      terminate   Everlast   Worldwide   Inc.  2000  Stock  Option  and
               Restricted  Stock Plan, as amended (the "2000 Stock  Plan"),  the
               2005   Non-Employee   Director   Stock  Option  Plan,   the  1995
               Non-Employee  Director Stock Option Plan,  1993 Stock Option Plan
               and any stock options  granted  outside of a formal plan, in each case as amended through the date of this Agreement (collectively, the "Company Stock Award Plans");

      (ii)     provide  that  each  outstanding  option  to  purchase  shares of
               Company  Common Stock (each,  a "Company  Stock  Award")  granted under the Company Stock Award Plans shall become fully vested, to the extent not already vested,  subject to, and conditioned upon, the closing of the Merger;

      (iii)    cause any Company  Stock Award that is not  exchanged as provided in Section 3.04(b) to be cancelled as of the Effective Time;

      (iv)     provide  that each Share  subject to vesting or other  forfeiture conditions  or  repurchase  by  the  Company  (each,  a  "Company
               Restricted  Share")  granted  under the Company Stock Award Plans shall become  fully vested and shall be converted  into the right to receive the Merger  Consideration  in accordance  with Section
               3.01(a),  subject to any applicable federal,  state and local Tax withholding requirements.

(b)   Each holder of a Company Stock Award that is outstanding  and  unexercised as of the Effective  Time and has an exercise price per Share that is less than the per share Merger  Consideration  shall (subject to the provisions of this Section  3.04) be paid by the Surviving  Corporation,  in exchange for the  cancellation  of such  Company  Stock  Award,  an  amount in cash
      (subject to any applicable  withholding Taxes) equal to the product of (i)
      the  difference  between  the  Merger  Consideration  and  the  applicable exercise price of such Company Stock Award,  and (ii) the aggregate number of shares of Company  Common Stock  issuable upon exercise of such Company
      Stock Award (the "Award Payment").  Except as otherwise expressly provided for in any  agreement  between  the  Company  and  any  such  holder,  the
      Surviving  Corporation  or the Paying Agent shall make the Award  Payments promptly  after the Effective  Time. Any such payments shall be subject to all applicable federal, state and local Tax withholding requirements.

(c)   The Company shall  promptly  deliver to Parent (but in no event later than the Effective Time) true and complete copies of all documentation relating to or arising  from the  termination  of the Company  Stock Award Plans or other actions required to be taken pursuant to this Section 3.04.

(d)   The Company shall take all necessary  action to approve the disposition of the Company Stock Awards in connection with the transactions  contemplated by this  Agreement  to the extent  necessary  to exempt such  dispositions under Rule 16b-3 of the Exchange Act.

                        SECTION 3.05 - DISSENTING SHARES

Notwithstanding  any  provision  of this  Agreement  to the  contrary and to the extent  available  under the DGCL,  Shares held by any  stockholder  entitled to demand and who properly  demands the appraisal for such Shares (the  "Dissenting
Shares")  pursuant to, and who complies in all respects  with, the provisions of
Section  262 of the  DGCL  ("Section  262")  shall  not be  converted  into,  or represent the right to receive, the Merger  Consideration.  Any such stockholder shall  instead  be  entitled  to  receive  payment  of the  fair  value  of such stockholder's  Dissenting  Shares in accordance  with the  provisions of Section
262;  provided,  that, all Dissenting  Shares held by any  stockholder who shall have  failed to  perfect or who  otherwise  shall  have  withdrawn  or lost such stockholder's  rights  to  appraisal  of such  Shares  under  Section  262 shall thereupon be deemed to have been converted into, and to have become exchangeable

                                      A-12

for, as of the Effective  Time,  the right to receive the Merger  Consideration, without any interest  thereon,  upon surrender in the manner provided in Section
3.02 of the Certificate or Certificates that formerly evidenced such Shares. The
Company shall give Parent  prompt notice of any demands  received by the Company for appraisal of shares of Company Common Stock, and Parent shall have the right to participate in and direct all  negotiations  and proceedings  with respect to such demands.  The Company shall not settle,  make any payments with respect to, or offer to settle,  any claim with  respect to  Dissenting  Shares  without the prior written consent of Parent.

                                      A-13

                                    ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

As an  inducement  to Parent and Merger  Sub to enter into this  Agreement,  the
Company hereby represents and warrants to Parent and Merger Sub that:

           SECTION 4.01 - ORGANIZATION AND QUALIFICATION; SUBSIDIARIES

(a)   Each of the  Company  and each  Subsidiary  is an entity  duly  organized, validly  existing and in good standing under the Laws of the  jurisdiction of its  organization  and has the  requisite  power and  authority to own, lease and operate its properties and to carry on its business as it is now being conducted. Each of the Company and each Subsidiary is duly qualified or licensed to do business,  and is in good standing, in each jurisdiction where the character of the properties  owned,  leased or operated by it or
      the  nature  of  its  business  makes  such   qualification  or  licensing
      necessary,  except for such failures to be so qualified or licensed and in good  standing  that could not be  reasonably  expected to have a Material
      Adverse Effect. Each such jurisdiction is listed in Section 4.01(a) of the disclosure  letter  delivered  by the Company to Parent on the date of the execution of this Agreement (the "Company Disclosure Letter").

(b)   Section  4.01(b)  of the  Company  Disclosure  Letter  contains a true and complete  list of each  Subsidiary,  together  with  the  jurisdiction  of incorporation  or formation of each  Subsidiary.  The  outstanding  Equity
      Interests of each of the Subsidiaries are all duly and validly  authorized and issued,  fully paid and nonassessable.  Except as set forth in Section
      4.01(b) of the Company  Disclosure  Letter,  (i) the Company and/or one or
      more of the  Subsidiaries is the record and beneficial owner of all of the outstanding Equity Interests and other securities of each Subsidiary, free and clear of all Taxes and  Encumbrances  and (ii) neither the Company nor any Subsidiary  directly or indirectly owns any Equity Interest in, or any interest  convertible  into or  exchangeable or exercisable for any Equity
      Interests in, any person.

             SECTION 4.02 - CERTIFICATE OF INCORPORATION AND BY-LAWS

The Company has heretofore  made available to Parent a complete and correct copy of the certificate of incorporation and the by-laws or equivalent organizational documents,  each as amended to date,  of the Company and each  Subsidiary.  Such
Certificates of Incorporation,  by-laws or equivalent  organizational  documents are in full force and effect.

                          SECTION 4.03 - CAPITALIZATION

(a)   The  authorized  Equity  Interests of the Company  consists of  19,000,000 shares of Company  Common Stock,  100,000  shares of Class A Common Stock, par value  $0.01 per share (the  "Company  Class A Stock")  and  1,000,000 shares of Preferred Stock,  par value $0.01 per share ("Company  Preferred
      Stock"). As of the date hereof:

      (i)      4,254,023   shares  of  Company  Common  Stock  were  issued  and
               4,080,023 shares of Company Common Stock were outstanding, all of which were validly issued,  fully paid and nonassessable and were not issued in violation of any preemptive rights;

      (ii)     174,000  shares of Company Common Stock were held in the treasury of the Company;

      (iii)    no shares of Company Common Stock were held by the Subsidiaries;

      (iv)     727,870  shares  of  Company  Common  Stock  were  issuable  upon exercise of  outstanding  stock options  granted  pursuant to the
               Company Stock Award Plans;

      (v)      290,197  shares of Company  Common Stock were  issuable  upon the exercise of warrants;

                                      A-14

      (vi)     17,833  shares of  restricted  Company  Common  Stock were issued pursuant to grants made under the 2000 Stock Plan;

      (vii)    no shares of Company  Class A Stock were issued and  outstanding;
               and

      (viii)   no shares of Company Preferred Stock were issued and outstanding.

(b)   Except as set forth in Section 4.03(a), there are no:

      (i)      outstanding   Equity  Interests  in  the  Company  or  securities
               exercisable or  exchangeable  for or convertible  into any Equity
               Interests of the Company or any Subsidiary and no such securities
               are  reserved  for  issuance  and  there  is  no   obligation  to
               authorize, issue or sell any such securities;

      (ii)     outstanding  options,  warrants,  rights or contracts relating to the issued or  unissued  Equity  Interests  of the Company or any
               Subsidiary or obligating  the Company or any  Subsidiary to issue or sell any Equity  Interests in the Company or any Subsidiary or
               obligations of the Company or any Subsidiary to issue or sell any such options, warrants or rights or enter into such contracts;

      (iii)    outstanding stock appreciation rights,  stock awards,  restricted stock, restricted stock awards, performance units, phantom stock, profit  participation  or  similar  rights  with  respect  to the
               Company,  any  Subsidiary  or  any  of  their  respective  Equity
               Interests  (collectively,  "Rights") or obligation of the Company or any Subsidiary to issue or sell any such Right; or

      (iv)     voting  trusts,  proxies or other  contracts  with respect to the voting of any Equity  Interests of the Company or any  Subsidiary
               or giving  any  person  any  rights  with  respect  to any future issuance of securities by the Company or any Subsidiary.

(c)   All shares of Company  Common Stock subject to issuance  under the Company
      Stock Award Plans, upon issuance on the terms and conditions  specified in the  instruments  pursuant  to  which  they  are  issuable,  will  be duly authorized,  validly issued,  fully paid and nonassessable and not subject to preemptive rights. There are no outstanding  contractual obligations of the Company or any Subsidiary to repurchase,  redeem or otherwise  acquire any Equity  Interests of the Company or any Subsidiary or to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Subsidiary or any other person.

(d)   The Company has not adopted a  stockholder  rights plan.  The Company does not have outstanding any bonds, debentures, notes or other obligations the holders  of  which  have  the  right  to  vote  (or  convertible  into  or exercisable or  exchangeable  for  securities  having the right to vote or other  Equity  Interests  of the  Company  or  any  Subsidiary)  with  the stockholders  of the  Company or any  Subsidiary  on any  matter  ("Voting
      Debt").

(e)   Section  4.03 of the  Company  Disclosure  Letter  sets  forth a true  and complete  list of each  current  or former  Employee,  officer,  director, consultant or other service  provider of the Company and its  Subsidiaries who holds a Company  Stock Award under the Company Stock Award Plans as of the date  hereof,  together  with the  number of  shares  of Common  Stock subject to such Company  Stock  Awards,  the date of grant of such Company
      Stock  Awards,  the  exercise  price of such  Company  Stock  Awards,  the expiration  date of such Company  Stock Awards,  the vesting  schedule for such Company  Stock Awards and whether or not such Company  Stock Award is intended to qualify as an "incentive  stock option"  within the meaning of
      Section  422(b) of the Code.  Except as set forth in  Section  4.03 of the
      Company Disclosure Letter,  each Company Stock Award has an exercise price at least equal to the fair market  value of the Common  Stock on a date no earlier than the date of the corporate action authorizing the grant and no
      Option has had its exercise date or grant date delayed or "backdated." All
      Company  Stock Awards have been issued in compliance  with the  Securities
      Act and, to the Company's  knowledge,  any applicable state blue sky laws.
      The Company has provided to Parent true and complete copies of the Company
      Stock Award Plans and the forms of all stock option agreements  evidencing the Company  Stock Awards.  On and after the Effective  Time, no Employee,

                                      A-15

      officer, director, consultant or other service provider of the Company and its Subsidiaries  shall have any right under the Company Stock Award Plans to purchase Common Stock, or any other equity interest in the Company, any of the Subsidiaries,  Merger Sub, the Surviving Corporation, Parent or any
      of their respective Affiliates or subsidiaries.

               SECTION 4.04 - AUTHORITY RELATIVE TO THIS AGREEMENT

(a)   The Company has all  necessary  power and authority to execute and deliver this Agreement,  to perform its obligations  hereunder,  and to consummate the  Merger  and the other  transactions  contemplated  by this  Agreement
      (collectively,  the  "Transactions").  The  execution and delivery of this
      Agreement  by the  Company  and the  consummation  by the  Company  of the
      Transactions  have  been  duly and  validly  authorized  by all  necessary corporate  action and no other  corporate  proceedings  on the part of the
      Company are necessary to authorize  this  Agreement or to  consummate  the
      Transactions (other than, with respect to the Merger, the adoption of this
      Agreement by the holders of a majority of the  then-outstanding  shares of
      Company Common Stock (the "Requisite Stockholder Vote") and the filing and recordation of appropriate merger documents as required by the DGCL). This
      Agreement  has been  duly  executed  and  delivered  by the  Company  and, assuming  the due  authorization,  execution  and  delivery  by Parent and
      Merger  Sub,  constitutes  a legal,  valid and binding  obligation  of the
      Company,  enforceable  against the Company in  accordance  with its terms, except  to the  extent  that  enforceability  thereof  may be  limited  by applicable  bankruptcy,  insolvency,  reorganization or other similar laws affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies.

(b)   The Board, by resolutions duly adopted by unanimous vote at a meeting duly called and held and not subsequently rescinded or modified in any way (the
      "Company Board Approval"), has duly (i) determined that this Agreement and the  Merger are  advisable  and fair to and in the best  interests  of the
      Company and its stockholders,  (ii) approved this Agreement and the Merger and (iii)  recommended  that the  stockholders  of the Company  adopt this
      Agreement  and  directed  that  this  Agreement  and the  Transactions  be submitted for  consideration  by the Company's  stockholders in accordance with this  Agreement.  The  Company has  terminated  the  Original  Merger
      Agreement  and,  following  payment of the  "Termination  Fee" (as defined thereunder) of $3,000,000  contemplated  thereby,  neither the Company nor any Subsidiary has any liability, debts or other obligations to any person in connection therewith or the transactions contemplated thereby.

(c)   No "fair price," moratorium," "control share acquisition" or other similar
      antitakeover   Law  (each,   a  "Takeover   Law")  is  applicable  to  the
      Transactions   and  the  Company  has  taken  all  action  to  exempt  the
      Transactions  from the Takeover Laws,  including  Section 203 of the DGCL, and  has  taken  all  action  required  to  make  this  Agreement  and the
      Transactions comply with any requirements of the organizational  documents of the Company and its Subsidiaries  concerning  "business  combinations",
      "fair pricing",  "voting",  "constituency  requirements"  or other similar provisions.  The approval of the Transactions by the Requisite Stockholder
      Vote is the only  vote of the  holders  of any  class or  series of Equity
      Interests  of the Company or any of the  Subsidiaries  necessary  to adopt this Agreement or approve the Transactions.

(d)   The Board has received the opinion of its financial advisor, Piper Jaffray
      & Co., dated the date, or shortly prior to the date, of this Agreement, to the effect that, as of the date of such opinion,  the Merger Consideration is  fair,  from a  financial  point of view,  to the  stockholders  of the
      Company, a copy of which opinion has been delivered to Parent.

            SECTION 4.05 - NO CONFLICT; REQUIRED FILINGS AND CONSENTS

(a)   The  execution  and delivery of this  Agreement by the Company do not, and the consummation of the Transactions will not:

      (i)      conflict  with or violate the  certificate  of  incorporation  or by-laws or equivalent  organizational documents of the Company or any Subsidiary;

                                      A-16

      (ii)     assuming that all consents,  approvals,  authorizations and other actions  described in Section  4.05(b) have been obtained and all filings and  obligations  described in Section  4.05(b) have been made, conflict with or violate any Law; or

      (iii)    except as set forth in Section 4.05(a) of the Company  Disclosure
               Letter,  (A) require the consent of any person under,  (B) result in any breach or  violation  of or  constitute  a default  (or an event that, with notice or lapse of time or both,  would become a default)  under,  (C) give to others  any  right of  termination,
               amendment,   acceleration  or  cancellation  of,  result  in  the
               creation  of any  Encumbrance  on any asset of the Company or any
               Subsidiary  under, or (D) obligate the Company or any Subsidiary, to take any material action or undertake any material  obligation pursuant to, any contract, except, with respect to clause (ii) of
               this  Section  4.05(a),  for  any  such  conflicts,   violations,
               breaches, defaults,  obligations, or other occurrences that could not be reasonably expected to have a Material Adverse Effect.

(b)   The  execution  and delivery of this  Agreement by the Company do not, and the  performance  of this  Agreement by the Company will not,  require any
      Permit of, or filing with or notification to, any Governmental  Authority, except for:

      (i)      applicable  requirements,  if any, of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

      (ii)     the pre-merger  notification  requirements of the HSR Act and the
               similar   notification  or  filing   requirements  of  applicable
               Governmental Authorities pursuant to non-U.S. Laws relating to or
               regulating  antitrust,   monopolies,  fair  competition,   merger
               control  or  similar   matters   applicable  to  the  Transaction
               ("Applicable Non-U.S. Antitrust Laws");

      (iii)    the filing  with the  Securities  and  Exchange  Commission  (the
               "SEC") of the Proxy Statement;

      (iv)     any  filings  required  under the rules  and  regulations  of the
               NASDAQ Global Market ("NASDAQ"); and

      (v)      filing  and  recordation  of  appropriate   merger  documents  as
               required by the DGCL and appropriate  documents with the relevant
               authorities   of  other  states  in  which  the  Company  or  any
               Subsidiary is qualified to do business.

                       SECTION 4.06 - PERMITS; COMPLIANCE

(a)   Each of the Company and the  Subsidiaries is in possession of all material
      Permits necessary to own, lease and operate its properties and to carry on its  business as it is now being  conducted,  including  Permits  required under  Environmental Laws (the "Environmental  Permits").  Section 4.06 of
      the Company Disclosure Letter contains a complete and accurate list of all such Permits.  The Company and each of its  Subsidiaries is, and has been, in  compliance in all material  respects with the terms and  conditions of such  Permits  and, as of the date of this  Agreement,  no  suspension  or cancellation  of any Permit is  pending  or, to the  Company's  knowledge, threatened.

(b)   Neither the Company nor any Subsidiary is in conflict with, or in default, breach or violation of, (i) its  Certification of Incorporation or by-laws or  equivalent  organizational  documents,  (ii)  any Law,  or  (iii)  any contract to which the Company or any Subsidiary is a party or by which the
      Company or any  Subsidiary  or any property or asset of the Company or any
      Subsidiary is bound, except with respect to clauses (ii) or (iii), for any such  conflicts,  defaults,  breaches  or  violations  that  could  not be reasonably expected to have a Material Adverse Effect.

(c)   The  execution  and delivery of this  Agreement by the Company do not, and the  consummation  of the  Transactions  will not, result in any breach or violation  of  or  result  in  the  termination  or  cancellation  of  any
      Environmental Permit or other material Permit.

                                      A-17

    SECTION 4.07 - SEC FILINGS; FINANCIAL STATEMENTS; UNDISCLOSED LIABILITIES

(a)   Other than as set forth in Section 4.07 of the Company  Disclosure Letter,
      the   Company   has   timely   filed  all  forms,   reports,   statements,
      certifications  and other documents  (including all exhibits,  supplements and  amendments  thereto)  required  to be filed by it with the SEC  since
      January  1, 2004  (collectively,  with any  amendments  thereto,  the "SEC
      Reports").   Each  SEC  Report  (including  any  financial  statements  or schedules included therein) (i) as of its date and if amended prior to the date  hereof  as of the  date of such  amendment,  complied  or,  if filed subsequent to the date hereof,  at the time of filing will comply,  in all material  respects with the requirements of the Securities Act of 1933, as amended (the  "Securities  Act") or the Exchange  Act, as the case may be, and (ii) did not, or, if filed  subsequent to the date of this  Agreement, at the time of filing will not, contain any untrue statement of a material fact  or  omit  to  state  a  material  fact  required  to  be  stated  or incorporated  by  reference  therein  or  necessary  in  order to make the statements  made therein,  in the light of the  circumstances  under which they were made, not  misleading.  No Subsidiary is or has been required to file any form,  report or other  document with the SEC.  Other than as set forth in Section 4.07 of the Company  Disclosure  Letter,  the Company has
      not received notice from the SEC regarding any review or investigation and there is no ongoing review or  investigation  of the Company or any of its
      Affiliates by the SEC.

(b)   Each of the consolidated  financial statements  (including,  in each case, any notes and schedules  thereto)  included (or incorporated by reference)
      in the SEC  Reports  (i) was  prepared in  accordance  with United  States generally  accepted  accounting  principles  ("GAAP")  applied  ----  on a consistent  basis  throughout  the  periods  indicated  (except  as may be indicated  in the notes  thereto),  (ii) fairly  present the  consolidated financial  position,  results of  operations,  cash  flows and  changes in stockholders'  equity of the Company and its consolidated  Subsidiaries as at the respective dates thereof and for the respective  periods  indicated
      therein  except  as  otherwise  noted  therein  (subject,  in the  case of unaudited statements,  to normal and recurring year-end adjustments,  none of which are material in nature or amount) and (iii) are  consistent  with the books and records of the Company and the Subsidiaries, which books and records are correct and complete.

(c)   Neither the Company nor any of the  Subsidiaries  has any  liability  (and there is no basis for any  present or future  Action  against  any of them giving rise to any liability), other than (i) liabilities set forth on the face of the  Company  Reference  Balance  Sheet  (rather  than  the  notes thereto),  (ii) liabilities incurred subsequent to the date of the Company
      Reference Balance Sheet, that,  individually or in the aggregate,  are not material to the business,  condition (financial or otherwise),  results of operations  or prospects of the Company and the  Subsidiaries,  taken as a whole.

(d)   Since the enactment of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley
      Act"), the Company has been and is in compliance in all material  respects
      with   (i)  the   current   prevailing   applicable   provisions   of  the
      Sarbanes-Oxley  Act and the rules and regulations  promulgated  thereunder and (ii)  the  applicable  listing  and  corporate  governance  rules  and regulations of NASDAQ and the Company has not received any notice from the
      National  Association of Securities  Dealers or any other person regarding any such non-compliance.

(e)   The Company has designed and maintains  disclosure controls and procedures to ensure  that  material  information  relating  to the  Company  and the
      Subsidiaries  is made known to the Chief  Executive  Officer and the Chief
      Financial  Officer of the Company by others within those entities.  To the extent  applicable,  the Company has  disclosed,  based on its most recent evaluation prior to the date of this Agreement,  to the Company's auditors and the audit committee of the Board (i) any significant  deficiencies and material  weaknesses in the design or operation of internal  controls over financial  reporting that are reasonably likely to adversely affect in any material respect the Company's ability to record,  process,  summarize and report  financial  information  and (ii) any fraud or allegation of fraud, whether or not material,  that involves  management or other employees who have a significant role in the Company's  internal controls over financial reporting.

                                      A-18

               SECTION 4.08 - ABSENCE OF CERTAIN CHANGES OR EVENTS

Except as set forth in the SEC Reports filed subsequent to December 31, 2006 and prior to the date of this Agreement, as set forth in Section 4.08 of the Company
Disclosure  Letter,  or as  expressly  contemplated  by  this  Agreement,  since
December 31, 2006 and prior to the date of this  Agreement,  each of the Company and  the  Subsidiaries  has  conducted  its  business  in  the  ordinary  course consistent with past practice.  Without  limiting the foregoing,  there has not, directly or indirectly, occurred:

      (i)      any event, change,  effect or circumstance,  including any damage to,  destruction  or  loss  of  any  asset  of the  Company  or a
               Subsidiary (whether or not covered by insurance)  constituting or that could reasonably be expected to result in a Material Adverse
               Effect;

      (ii)     any  amendment or change in the  organizational  documents of the
               Company or any Subsidiary;

      (iii)    any  change  in the  accounting  reporting  methods,  principles, periods, practices,  policies or procedures of the Company or any
               Subsidiary (other than as required by GAAP subsequent to the date of this Agreement);

      (iv)     any  acquisition,  lease or license  from any person (by  merger, consolidation,  acquisition  of stock or assets or  otherwise) or
               sale,  lease,  license,   disposal  or  Encumbrance  (by  merger,
               consolidation,  sale of stock or  assets  or  otherwise),  of any assets other than in the ordinary course of business;

      (v)      any waiver of a valuable  right or of a debt owed to the  Company or any Subsidiary or satisfaction or discharge of any Encumbrance or payment of any  liability  of the  Company or any  Subsidiary, except in the ordinary course of business in an aggregate  amount that is not material;

      (vi)     change  in any  compensation  arrangement  or  contract  with any
               present  or  former  employee,  officer,  director,   consultant,
               stockholder  or other  service  provider  of the  Company  or any
               Subsidiary  or grant of any severance or  termination  pay to any such present or former employee,  officer, director,  consultant, stockholder or other service provider or increase of any benefits payable  under any severance or  termination  pay policies or the establishment,  amendment  or  termination  of  any  Plan  or any increase in benefits made or proposed to be made under such Plan, except as  required  by  applicable  Law or grant of any  Company
               Stock Awards or other awards under any Company  Stock Award Plan, other than (A)  required  pursuant to the terms of any Plan as in effect on the date of this Agreement or (B) required by Law;

      (vii)    declaration,  setting  aside or payment of any  dividend or other distribution  with respect to Equity  Interests of the Company or any Subsidiary;

      (viii)   split, combination or reclassification of Equity Interests of the
               Company or any Subsidiary or any issuance of or the authorization of any issuance of any other securities in respect of, in lieu of or in  substitution  for,  shares of its Equity  Interests of the
               Company or any Subsidiary;

      (ix)     write up, write down or write off of the book value of any assets of the Company and or any Subsidiary,  other than in the ordinary course of business or as required by GAAP;

      (x)      making,  revoking or changing by the Company or any Subsidiary of any Tax  election,  changing by the Company or any  Subsidiary of any method of Tax  accounting,  settlement  or  compromise by the
               Company or any  Subsidiary of any liability for Taxes,  filing by the Company or any  Subsidiary of any amended Tax Return or claim for  refund,  surrendering  any  right  of  the  Company  or  any
               Subsidiary  to claim a Tax  refund,  or consent by the Company or any  Subsidiary  to any  extension  or waiver of the  statute  of limitations period applicable to any Tax claim or assessment;

                                      A-19

      (xi)     loans,  advances or capital  contributions  by the Company or any
               Subsidiary  to, or investments  in, any other Person,  except for
               (A) loans, advances, capital contributions or investments between any wholly  owned  Subsidiary  and the Company or another  wholly owned  Subsidiary,  or (B) employee  advances for expenses in the ordinary course of business;

      (xii)    authorization  or entry by the Company or any Subsidiary into any commitment with respect to any capital expenditure;

      (xiii)   any other  action  that  would  require  Parent's  consent  under
               Section 6.01; or

      (xiv)    any contract by the Company or any of the  Subsidiaries to do any
               of the foregoing.

                      SECTION 4.09 - ABSENCE OF LITIGATION

Except as set forth in Section 4.09 of the Company Disclosure  Letter,  there is no Action  pending  or, to the  Company's  knowledge,  threatened,  against  the
Company  or any  Subsidiary,  or any  Property  or asset of the  Company  or any
Subsidiary  that (i) could,  if  adversely  determined  against  the  Company or
Subsidiary,  reasonably  be expected to have a Material  Adverse  Effect or (ii)
seeks to  materially  delay or prevent  the  consummation  of the  Transactions.
Neither the Company nor any  Subsidiary nor any Property or asset of the Company or any  Subsidiary  is  subject to any Order that has,  or could  reasonably  be expected to have, a Material Adverse Effect. To the Company's  knowledge,  there are no  inquiries  or  investigations  of  Governmental  Authorities  pending or threatened  regarding any accounting practices of the Company or any malfeasance by any executive officer of the Company or any Subsidiary.

                      SECTION 4.10 - EMPLOYEE BENEFIT PLANS

(a)   Section 4.10(a) of the Company Disclosure Letter lists:

      (i)      all  employee  benefit  plans (as defined in Section  3(3) of the
               Employee  Retirement  Income  Security  Act of 1974,  as  amended
               ("ERISA"))  and  all  bonus,   stock  option,   stock   purchase,
               restricted stock, incentive,  deferred compensation,  relocation, fringe  benefit,  retiree  medical  or life  insurance  (or other insurance),  supplemental  executive  retirement  plans,  health, welfare,  severance or other benefit plans,  programs,  trusts or arrangements, and all employment, change in control, termination, severance, compensation or other contracts, and

      (ii)     all contracts  between the Company or any of its  Affiliates  and any  employee,  officer,  director,  consultant  or other service provider  of the  Company  or of any  Subsidiary,  including  any contracts or change in control arrangements relating to a sale of the Company (1) in the case of each of (i) and (ii), established, maintained, sponsored or contributed to (or with respect to which any obligation to contribute has been  undertaken) by the Company or any entity that would be deemed a "single  employer"  with the
               Company  under  Section  414(b),  (c), (m) or (o) of the Internal
               Revenue Code of 1986,  as amended (the "Code") or Section 4001 of
               ERISA (an "ERISA Affiliate") on behalf of any Employee,  officer, director,  consultant,  stockholder or other service  provider of the  Company  or  any  Subsidiary  (whether  current,  former  or retired) or their  dependents,  spouses,  or beneficiaries or (2)
               with respect to which the Company or any of its  Subsidiaries has or could have any liability (collectively,  the "Plans"). No Plan is maintained outside of the jurisdiction of the United States.

(b)   Each Plan is in writing and the Company has delivered to Parent a true and correct copy of (i) each Plan  (including all  amendments),  (ii) the 2004 and 2005  annual  reports  (Form  5500)  filed with the  Internal  Revenue
      Service  (the  "IRS"),   if  any,  (iii)  the  most  recent  summary  plan
      description for each Plan for which a summary plan description is required by  applicable  Law,  (iv) the three  most  recent  actuarial  reports  or
      valuations,   if  any,  relating  to  a  Plan  and  (v)  the  most  recent determination  letter or opinion  letter issued by the IRS with respect to any Plan that is intended to qualify under Section 401(a) of the Code.

                                      A-20

(c)   Except as set forth in Section 4.10(c) of the Company  Disclosure  Letter, none of the ERISA Affiliates,  the Company, any Subsidiary or any of their respective  predecessors  has  contributed  to,  contributes  to, has been required to contribute to, or otherwise participated in or participates in or in any way has any  liability,  directly or indirectly  with respect to any plan subject to Section 412 of the Code, Section 302 of ERISA or Title
      IV of ERISA,  including  any  "multiemployer  plan" (within the meaning of
      Sections  3(37) or 4001(a)(3)  of ERISA or Section  414(f) of the Code) (a
      "Multiemployer  Plan") or any single  employer  pension  plan  (within the meaning of Section 4001(a)(15) of ERISA) that is subject to Sections 4063,
      4064 and 4069 of ERISA.

(d)   The Company,  any  Subsidiary,  each ERISA  Affiliate,  each Plan and each
      "plan  sponsor"  (within  the  meaning of Section  3(16) of ERISA) of each
      "welfare  benefit  plan" (within the meaning of Section 3(1) of ERISA) has complied in all material  respects with the  requirements of Section 4980B of the Code and Title I, Subtitle B, Part 6 of ERISA.

(e)   Each Plan complies in form and has been operated in all material  respects in accordance with its terms and the  requirements of all applicable Laws.
      No Action is pending  or, to the  Company's  knowledge,  threatened,  with respect to any Plan, any trustee or fiduciaries  thereof, the Company, any
      Subsidiary,  any  ERISA  Affiliate,  any  Employee,  officer  or  director thereof, or any of the assets of any trust of any of the Plans (other than immaterial  claims  for  benefits  in the  ordinary  course)  and,  to the
      Company's  knowledge,  no fact or event exists that would give rise to any such Action.

(f)   Each Plan that is intended to be  qualified  under  Section  401(a) of the
      Code is so  qualified  and has timely  received a favorable  determination letter  from the IRS  upon  which  it may  rely  (or the  Company  and the
      Subsidiaries  are  entitled  to rely on a  favorable  opinion or  advisory letter issued by the IRS in accordance with Revenue Procedure 2005-16 with respect  to the  qualified  status of the plan  document),  and no fact or event has occurred since the date of such determination  letter or opinion letter from the IRS that could  reasonably be expected to adversely affect the qualified status of any such Plan.

(g)   With  respect to each Plan:  (i) all  payments  required by the Plan,  any contract,  or by Law (including all  contributions,  insurance premiums or intercompany  charges) with respect to all prior periods have been made or provided  for by  the  Company  as  applicable,  in  accordance  with  the provisions  of  each  of the  Plans,  applicable  Law  and  GAAP;  (ii) no non-exempt "prohibited transaction," within the meaning of Section 4975 of the Code and Section 406 of ERISA, has occurred or is reasonably  expected to occur with respect to the Plan; (iii) no Plan is under, and the Company
      or  the   Subsidiary   has  not  received  any  notice  of,  an  audit  or
      investigation by any  Governmental  Authority and no such completed audit, if any, has resulted in the  imposition  of any Tax or penalty;  (iv) with respect  to each Plan  that is  funded  mostly  or  partially  through  an insurance  policy,  neither  the  Company,  nor any  Subsidiary  or  ERISA
      Affiliate  (A)  has  any  liability  in the  nature  of  retroactive  rate adjustment,  loss  sharing  arrangement  or  other  actual  or  contingent liability arising wholly or partially out of events occurring on or before the date of this  Agreement  or (B) is  reasonably  expected  to have such liability with respect to periods  through the Effective Time; (v) neither the Company nor any Subsidiary  has incurred and or reasonably  expects to incur a  material  tax or penalty  imposed by Section  4980 of the Code or
      Section  502 of ERISA or any  material  liability  under  Section  4071 of
      ERISA;  or (vi) no fiduciary of any Plan has any  liability  for breach of fiduciary  duty or any other failure to act or comply in  connection  with the administration or investment of the assets of any Plan.

(h)   Except  as set  forth in  Section  4.10(h)(i)  of the  Company  Disclosure
      Letter, the consummation of the Transactions alone, or in combination with a termination  of any  Employee,  officer,  director,  consultant or other service provider or stockholder of the Company or any Subsidiary  (whether current,  former or retired) or any other event, will not give rise to any
      liability  under  any  Plan,   including   liability  for  severance  pay,
      unemployment  compensation,  termination pay or withdrawal  liability,  or accelerate  the time of  payment  or  vesting  or  increase  the amount of
      compensation  or  benefits  due  to  any  Employee,   officer,   director,
      consultant or other service  provider or stockholder of the Company or any
      Subsidiary  (whether  current,  former or  retired)  or their  dependents, spouses,  or beneficiaries.  Except as set forth in Section 4.10(h)(ii) of the  Company  Disclosure  Letter,  as of the  Effective  Time,  no amounts payable  under any Plan or otherwise  will (i) fail to be  deductible  for federal  income tax purposes by virtue of Section 280G of the Code or (ii)
      result in any payment that would not be deductible under Section 162(m) of the Code.  No Plan or other  agreement  provides  any  Employee,  officer,

                                      A-21

      director,  consultant  or other  service  provider or  stockholder  of the
      Company or any Subsidiary  with any amount of additional  compensation  if such individual is provided  amounts subject to excise or additional taxes imposed under Sections 409A or 4999 of the Code.

(i)   Neither the Company,  nor any  Subsidiary  or ERISA  Affiliate  maintains, contributes  to or in any  way  provides  for  any  benefits  of any  kind whatsoever (other than under Section 4980B of the Code, the Federal Social
      Security Act or a plan qualified  under Section 401(a) of the Code) to any current or future retiree or terminee.

(j)   None of the Company,  any Subsidiary,  any ERISA Affiliate,  any director, officer  or to the  Company's  knowledge,  Employee  thereof  has made any promises or  commitments,  whether  legally  binding or not, to create any additional  plan,  contract or arrangement,  or to modify or change in any material way any existing Plan. No event, condition or circumstance exists that could reasonably be expected to result in a material  increase of the benefits  provided under any Plan or the expense of  maintaining  any Plan from the level of benefits or expense  incurred for the most recent fiscal year ended before the Effective Time. No event,  condition or circumstance exists that would prevent the amendment or termination of any Plan.

(k)   Any individual  who performs or performed  services for Company and who is not treated as an employee  for federal  income tax purposes by Company or any of the Subsidiaries is not an employee under applicable Law or for any purpose,  including,  without limitation,  for Tax withholding purposes or
      Plan purposes; Company and the Subsidiaries have no liability by reason of an individual who performs or performed services for Company or any of the
      Subsidiaries in any capacity being improperly  excluded from participating in a Plan; and each of the Employees of Company and the  Subsidiaries  has been properly  classified by Company and the  Subsidiaries  as "exempt" or
      "non-exempt" under applicable Law.

(l)   Neither  the  Company,  nor any  Subsidiary  or  ERISA  Affiliate  has any
      unfunded  liabilities  pursuant  to any Plan  that is not  intended  to be qualified  under  Section  401(a)  of the Code  and  that is an  "employee pension  benefit  plan"  within the  meaning of Section  3(2) of ERISA,  a nonqualified  deferred  compensation  plan or an excess benefit plan. Each
      Plan that is a "nonqualified deferred compensation plan" (as defined under
      Section 409A(d)(1) of the Code) has been operated and administered in good faith  compliance with Section 409A of the Code and the guidance  provided thereunder  from the period  beginning  January 1, 2005  through  the date hereof  and no such Plan  which was in effect  prior to  October  2, 2004, which the  Company  determined  to not be subject  to Section  409A of the
      Code, has been materially modified since October 2, 2004.

(m)   There  are no  loans  by the  Company  or any of its  Subsidiaries  to any
      Employee,  officer,  director,  consultant  or other  service  provider or stockholder of the Company or any Subsidiary  outstanding,  and there have never been any loans or  extensions of credit by the Company or any of its
      Subsidiaries  in  violation of Section 402 of the  Sarbanes-Oxley  Act, or subject to  Regulation U of the Board of Governors of the Federal  Reserve
      System  as  from  time to time in  effect  and any  successor  to all or a portion thereof establishing margin requirements.

                          SECTION 4.11 - LABOR MATTERS

(a)   Except as set forth in Section 4.11(a) of the Company  Disclosure  Letter, neither the Company nor any  Subsidiary  (i) has been or is a party to any collective bargaining or other labor union contract or (ii) has recognized or bargained with any union or labor organization.

(b)   Except as set forth in Section 4.11(b) of the Company  Disclosure  Letter, there has not been, nor is there pending,  or, to the Company's knowledge, threatened:

      (i)      any  strike,  slowdown,  picketing,  work  stoppage  or  material dispute by or with respect to any employees of the Company or any
               Subsidiary (collectively, "Employees");

                                      A-22

      (ii)     any  Action  against  or  affecting  the  Company  or  any of its
               Subsidiaries  relating to a violation or alleged violation of any
               Law relating to or establishing standards of conduct with respect
               to  labor   relations  or   employment   matters   (collectively,
               "Employment  Laws"),  including any material  charge or complaint filed by an employee or union with the National  Labor  Relations
               Board,  the  Equal   Employment   Opportunity   Commission,   the
               Department of Labor or any other Governmental Authority or in any grievance or arbitration process;

      (iii)    any union organizing activity by any Employees;

      (iv)     any labor or employment  dispute against or affecting the Company or any of the Subsidiaries, or the premises of the Company or any of the Subsidiaries;

      (v)      any petition or  application  for  certification  of a collective bargaining agent to represent any of the Employees; or

      (vi)     any campaign,  demand,  request or other activity by any union or labor organization to organize or represent any of the Employees.

(c)   No event has occurred or circumstance  exists that could provide the basis for any work  stoppage  or other  labor  dispute.  Except  as set forth in
      Section  4.11(c)  of  the  Company   Disclosure   Letter,   there  are  no
      controversies pending or, to the Company's knowledge,  threatened, between the  Company  or any  Subsidiary  and any of the  Employees.  There  is no
      lockout  of any  Employees,  and no such  action  is  contemplated  by the
      Company or any  Subsidiary.  Neither  the Company  nor any  Subsidiary  is
      liable  for  the  payment  of any  compensation,  damages,  Taxes,  fines, penalties,  or other amounts,  however  designated,  for failure to comply with any Employment Laws.

(d)   No  officer  or key  Employee  or group of  Employees  has  expressed  any intention of  terminating  his or her  employment  in any capacity and the
      Company and its  Subsidiaries  have no present  intention to terminate the employment of any officer or key Employee.

(e)   The Company and the  Subsidiaries  are employing all of their Employees in compliance in all material  respects with all applicable  Laws relating to employment and employment practices,  including,  without limitation,  all applicable  Laws  related  to  taxation,  employment  standards,  workers'
      compensation, terms and conditions of employment,  occupational health and safety,  disability benefits,  wages and hours, termination of employment, human rights, pay equity,  employment equity,  and, where applicable,  the
      Worker  Adjustment  and Retraining  Notification  Act. The Company and the
      Subsidiaries  are not in breach of any such Laws and there are no pending, outstanding  or  threatened  proceedings  thereunder.  There  has  been no harassment,  discrimination,  retaliatory act or similar claim,  action or proceeding against the Company or any of its Subsidiaries or any of its or
      their officers, directors or Employees.

(f)   No  Employee  or former  Employee  of the  Company is owed or has filed an administrative  complaint  or  Action  alleging  the  Employee  or  former
      Employee  is owed  any  wages,  benefits  or other  compensation  for past services  (other  than wages,  benefits  and  compensation  accrued in the ordinary  course of  business  during the  current  pay period and accrued vacation).

(g)   Section 4.11(g) of the Company Disclosure Letter sets forth a complete and correct list of all agreements (including, without limitation, employment, retention,  change of control, consulting or severance agreements) between the  Company  or any  Subsidiary  and any  current or former  Employee  or consultant/contractor  whose  compensation or severance  benefits exceeded
      $100,000  during the fiscal year ended December 31, 2006 and which may not be terminated  at will,  or by giving  notice of 30 days or less,  without cost or penalty.  The Company has  delivered to Parent  true,  correct and complete copies of each such agreement, as amended to date. The employment of  each  Employee  is  terminable  at  the  will  of the  Company  or its
      Subsidiaries.   Each  former  Employee  whose  compensation  or  severance benefits  exceeded  $100,000  during  the  last  year of  such  Employee's employment with the Company or any Subsidiary  signed a general release in favor of the Company or such Subsidiary,  as applicable,  upon termination of such  Employee's  employment  therewith,  releasing  all claims by such
      Employee against the Company and its Subsidiaries.

                                      A-23

                         SECTION 4.12 - PROXY STATEMENT

At the date the Proxy  Statement  (or any  amendment or  supplement  thereto) is first  mailed to  stockholders  of the  Company  the Proxy  Statement  shall not contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated therein or necessary to make the statements  therein, in the light of the  circumstances  under which they were made,  not  misleading
(except that no  representation  or warranty is made by the Company with respect to any  information  contained in the Proxy  Statement  that is based on, and in conformity with, information supplied in writing by Parent, Merger Sub or any of
Parent's or Merger Sub's  representatives  expressly  for inclusion in the Proxy
Statement). The Proxy Statement shall comply in all material respects as to form with  the  requirements  of the  Exchange  Act and  the  rules  and  regulations thereunder.  Notwithstanding the foregoing,  the Company makes no representation or warranty with respect to any information  supplied by Parent or Merger Sub in writing for inclusion in the Proxy Statement.

                         SECTION 4.13 - PROPERTY; LEASES

(a)   Section 4.13(a) of the Company  Disclosure Letter contains a true, correct and complete  list of, and  describes  briefly,  (i) all real property and interests in real property,  including  improvements thereon and easements appurtenant  thereto  owned  in fee by the  Company  and the  Subsidiaries
      (collectively,  the "Owned Real Property"), and (ii) all real property and interests  in real  property  leased or  subleased  by the Company and the
      Subsidiaries from or to any person or otherwise having any right, title or interest in or to or any liability with respect thereto (collectively, the
      "Leased Real Property" and,  together with the Owned Real Property,  being referred  to herein  collectively  as the  "Real  Property")  and  briefly describes  the current use or non-use,  as the case may be, of such Leased
      Real  Property.  The list set  forth in  Section  4.13(a)  of the  Company
      Disclosure Letter:

      (i)      contains, with respect to each of the Leased Real Properties, all existing leases, subleases, licenses or other occupancy contracts to which the Company or any of the  Subsidiaries is a party or by which the Company or any of the  Subsidiaries  is bound,  and all amendments,  modifications,  extensions and  supplements  thereto
               (collectively,  the "Tenant  Leases"),  regardless of whether the terms thereof have commenced; and

      (ii)     sets forth,  with respect to each Tenant Lease, as of the date of this  Agreement,  (A) the  name  of the  tenant,  (B)  the  space demised, (C) the monthly fixed rent and the date through which it has been paid, (D) the unapplied  amount of the security  deposit
               (if any), (E) the  expiration  date, and (F) any arrears of rents or other payments and the amount thereof.

      Such list (including all explanatory  footnotes  thereto) is true, correct and complete in all material respects.

(b)   The Company and the Subsidiaries have good and marketable fee simple title to all Owned Real Property, free and clear of all Encumbrances, except (A)
      those  Encumbrances set forth in Section 4.13(b) of the Company Disclosure
      Letter and (B) Permitted  Encumbrances.  The Real Property constitutes all interests in real property currently used,  occupied or currently held for use in connection  with the  respective  businesses of the Company and the
      Subsidiaries  and that are necessary  for the  continued  operation in all material  respects  of the  respective  businesses  of the Company and the
      Subsidiaries as such businesses are currently conducted.  To the Company's knowledge (i) all of the Real Property,  fixtures and improvements thereon owned or leased by the Company and the  Subsidiaries are in good operating condition  without  structural  defects,  (ii) all  mechanical  and  other building systems located thereon are (A) in good operating condition,  and
      no  condition   exists   requiring   material   repairs,   alterations  or
      corrections, (B) suitable,  sufficient and appropriate in all respects for their current and contemplated  uses in all material  respects,  and (iii)
      none of the improvements located on the Real Properties or uses being made of the Real Properties  constitute a legal non-conforming use or otherwise require any special  dispensation,  variance or special  Permit  under any

                                      A-24

      Laws. The Company has made available to Parent true,  correct and complete copies of (i) all deeds,  title  reports  and  surveys  for the Owned Real
      Properties  in the  Company's  possession  or control  and (ii) the Tenant
      Leases,  together with all amendments,  modifications  or supplements,  if any,  thereto.  The Owned Real  Properties  are not subject to any leases, rights of first  refusal,  options  to  purchase  or rights of  occupancy, except as set forth in Section 4.13(b) of the Company Disclosure Letter.

(c)   The Company  and the  Subsidiaries,  as  applicable,  have,  and after the
      Effective Time,  will continue to have, a valid and enforceable  leasehold interest  under  each  of the  Tenant  Leases  until  the  termination  or expiration of such interest, free and clear of all Encumbrances other than
      Permitted  Encumbrances,  and each of the Tenant  Leases is, and after the
      Effective Time, to the Company's  knowledge,  will continue to be, in full force and effect until the termination or expiration of such interest. The
      Company and the Subsidiaries,  as applicable, are not in default under any
      Tenant Lease, and to the Company's knowledge, no events have occurred and, to the Company's knowledge,  no circumstances exist that, if not remedied, whether  with or  without  notice or the  passage  of time or both,  would result in such a default.  Neither  the  Company  nor any  Subsidiary  has received or given any notice of any default  (after  giving  effect to any applicable  notice and cure  period) or event that with notice or lapse of time,  or both,  would  constitute a default  (after  giving effect to any applicable  notice and cure period) by the Company or any Subsidiary under any of the Tenant  Leases which event or default  remains  uncured and, to the Company's knowledge, no other party is in default (after giving effect to any  applicable  notice and cure period)  thereof,  and no party to the
      Tenant Leases has exercised any termination  rights with respect  thereto.
      Except as otherwise set forth in Section 4.13(c) of the Company Disclosure
      Letter,  all  leasing,  brokerage,  finder  and  other  similar  fees  and commissions  that  are  due  and  payable  by  the  Company  or any of the
      Subsidiaries  with respect to the Tenant  Leases have been paid in full. A true, correct and complete copy of each Tenant Lease has been furnished or made available to Parent. Each of the Tenant Leases constitutes the entire agreement between the Company or one of the  Subsidiaries,  as applicable, and each other  party  thereto,  and  neither  the  Company nor any of the
      Subsidiaries  has  made  any  oral  promises  or  agreements  amending  or modifying the same.  Except as set forth in Section 4.13(c) of the Company
      Disclosure  Letter,  none of the Tenant Leases in which the Company or any of the  Subsidiaries  is a tenant  contain any rights of  recapture or any limitation on the use of the applicable Leased Real Property.

(d)   There are no options,  rights of first  refusal or first offer to purchase or contracts of sale for all or any part of the interest of the Company or the Subsidiaries in, to and under any Tenant Lease.

(e)   Section 4.13(e) of the Company  Disclosure Letter contains a true, correct and  complete  list of all of the most  recent  title  insurance  policies
      ("Existing Title Policies") in the Company's  possession or control issued by a title insurer  insuring title to the Real Property.  A true,  correct and complete copy of each Existing Title Policy has been furnished or made available to Parent. Except as set forth in Section 4.13(e) of the Company
      Disclosure Letter, the Existing Title Policies in the Company's possession or  control  are in full force and effect and no claim has been made under any of the Existing Title Policies.

(f)   Except as set forth in Section 4.13(f) of the Company Disclosure Letter:

      (i)      none of the Owned Real  Property  is now  damaged or injured as a result of any fire, explosion, accident or other casualty that is not  adequately  insured  against  under the  insurance  policies maintained by the Company or the Subsidiaries with respect to the
               Owned Real Property, and

      (ii)     none of the Leased  Real  Property is now damaged or injured as a result of any fire,  explosion,  accident or other casualty that, to the Company's  knowledge,  is not adequately  insured  against under the  insurance  policies  maintained  by the  lessor of the
               Leased Real property, and

      (iii)    all work to be  performed,  payments to be made and actions to be taken by the Company or any of the Subsidiaries and any subleases of either the Company or any of the  Subsidiaries  on or prior to the date of this  Agreement  pursuant to any Order in  connection with a site plan,  approval,  zoning  reclassification or similar action relating to any of the Real Property,  has been performed, paid or taken, as the case may be, in all material  respects and, to the Company's knowledge,  there is not any planned or proposed work,  payment  or  action  that may be  required  after the date hereof pursuant to any such Order, and

                                      A-25

      (iv)     The current use and  operation of the Owned Real  Property by the
               Company and the  Subsidiaries  does not  violate in any  material respect any restrictive covenants of record affecting any of such
               Owned Real Property and neither the Company nor any Subsidiary is in default  of the  payment of any  common  area  maintenance  or similar payments or reimbursements  thereunder.  To the Company's knowledge,  the  current  use and  operation  of the Leased  Real
               Property by the Company and the Subsidiaries  does not violate in
               any  material   respect  any  restrictive   covenants  of  record
               affecting any of such Leased Real  Property.  Neither the Company nor any  Subsidiary  is in default  of the  payment of any common area maintenance or similar payments or  reimbursements  owned by the  Company or any  Subsidiary  with  respect to the Leased Real
               Property.  All  reciprocal  easement  contracts,  conditions  and restrictions and similar public or private restrictive  covenants to  which  any of the  Real  Property  is  subject  have not been violated  and are set forth in  Section  4.13(f)  of the  Company
               Disclosure Letter;  provided,  however,  that the representations and  warranties  in this sentence with respect to the Leased Real
               Property are only to the Company's knowledge. Except as set forth in  Section  4.13(f) of the  Company  Disclosure  Letter,  to the
               Company's knowledge,  there exist no outstanding  requirements or recommendations  by (i) any insurance company currently  insuring any Real Property,  (ii) any board of fire  underwriters or other body  exercising  similar  functions  with  respect  to any  Real
               Property  or (iii)  the  holder  of any  Encumbrance  on any Real
               Property, in each such case that require or recommend any repairs or  work  of any  material  nature  be  performed  on  such  Real
               Property.

(g)   Set forth in Section 4.13(g) of the Company  Disclosure  Letter is a true, correct  and  complete  list  of all  material  plans  and  specifications relating to the Real  Property in the  possession of the Company or any of the Subsidiaries. True, correct and complete copies of such material plans and specifications in the possession of the Company have been furnished or
      made  available  to  Parent.   To  the  Company's   knowledge,   permanent
      certificates of occupancy covering all portions of the Owned Real Property that are improved and occupied, permitting such improvements to be legally used and  occupied  in their  current  manner,  have  been  issued  by the appropriate Governmental Authority and have not been withdrawn, revoked or suspended.  True,  correct and  complete  copies of such  certificates  of occupancy in the  possession  of the Company  have been  furnished or made available to Parent. To the Company's knowledge,  there does not exist and there has not occurred  since the Company's  acquisition of the Owned Real
      Property any alteration,  improvement or change in the use of any building or other  improvement in the Owned Real Property that would  require,  the issuance of any new or amended  certificate  of  occupancy.  No Owned Real
      Property is and, to the Company's  knowledge,  no Leased  Property is, or, with respect to the Real Property,  to the Company's  knowledge,  will be, subject to zoning,  use or building code restrictions that would prohibit, and no state of facts exists with respect to the Owned Real  Property and, to the  Company's  knowledge,  no state of facts exist with respect to the
      Leased  Real  Property  or,  with  respect  to the Real  Property,  to the
      Company's  knowledge,   will  exist,  that  would  prevent  the  continued
      ownership,  leasing or use of such real  property  in its  business as now conducted and proposed to be conducted.  Without  limiting the  foregoing,
      (i) with  respect to the Owned Real  Property  there is no pending and, to the Company's knowledge, with respect to the Leased Real Property there is no  pending  or  with  respect  to the  Real  Property,  to the  Company's knowledge, threatened, condemnation or eminent domain Action affecting the
      Owned Real Property and/or Leased Real Property, as applicable, that would reasonably  be  expected  to affect  the use,  operation,  maintenance  or enjoyment  of  thereof  in any  material  respect,  (ii) to the  Company's knowledge,  there are no plans of a  Governmental  Authority to change the highway or road system in the vicinity of the Real Property or to restrict or change  access from any such highway or road to the Real  Property that could adversely affect access to any roads providing a means of ingress to or egress from the Real  Property,  and (iii) to the Company's  knowledge, there is no pending or proposed  Action to change or  redefine  the zoning classification of all or any portion of any of the Real Property.

(h)   Except as set forth in Section 4.13(h) of the Company  Disclosure  Letter, no Action  seeking a reduction in real estate Taxes  imposed upon the Real
      Property or the assessed  valuation  thereof (or any portion  thereof) (i)
      has been  settled  during the period in which the Real  Property  has been owned  or  leased,  as the  case  may  be,  by the  Company  or any of the
      Subsidiaries or (ii) is currently pending; provided, however, with respect to the Leased Real  Property,  the  representations  made in this  Section
      4.13(h) are only to the Company's knowledge.

                                      A-26

(i)   Except as set forth in Section 4.13(i) of the Company  Disclosure  Letter, there  are  no  restrictions  on the  rights  of the  Company  and/or  the
      Subsidiaries to mortgage their interests in the Real Property.

                            SECTION 4.14 - CONTRACTS

(a)   Section  4.14(a) of the  Company  Disclosure  Letter  lists the  following contracts to which any of the Company or the Subsidiaries is a party or by which it is bound:

      (i)      any  contract  (or  group of  related  contracts)  involving  the performance  of services or the  purchase of goods,  materials or other assets by or to the Company or any of the Subsidiaries, the performance of which will involve (A) annual  payments to or from the Company  and the  Subsidiaries  of  $250,000 or more,  or (B)
               aggregate payments (including  termination  penalties) to or from the Company and the Subsidiaries of $1,000,000 or more;

      (ii)     any contract concerning a partnership,  limited liability company or joint venture;

      (iii)    any contract (or group of related  contracts)  under which it has
               (x) created,  incurred,  assumed,  or guaranteed any indebtedness for borrowed  money,  or any  capitalized  lease  obligation,  in excess of $500,000 or (y)  imposed an  Encumbrance  on any of its assets, tangible or intangible;

      (iv)     any contract concerning confidentiality or noncompetition or that
               limits  or  otherwise   restricts  the  Company  or  any  of  the
               Subsidiaries or that would,  after the Effective  Time,  limit or
               restrict  Parent,  the  Surviving   Corporation  or  any  of  the
               Subsidiaries or any successor  thereto or any of their respective
               Affiliates, from engaging or competing in any line of business or in any  geographic  area,  including any contract  containing any
               "radius  clause"  applicable  to markets in which the Company has operations;

      (v)      any  contract  relating  to  collective  bargaining  or  employee association;

      (vi)     any contract for the employment of any individual on a full-time, part-time,  consulting,  or  other  basis  who is an  officer  or director  of  the  Company  or any  of  the  Subsidiaries  or any
               Affiliate   of  any  of  them,   or  that   provides  for  annual
               compensation in excess of $100,000 or any severance benefits;

      (vii)    any contract  under which the Company or any of the  Subsidiaries has  advanced  or  loaned  any  amount  to any of its  directors, officers or employees;

      (viii)   any  contract  under  which  the  consequences  of a  default  or termination  could  reasonably  be  expected  to  have a  Company
               Material Adverse Effect;

      (ix)     any  other   contract  (or  group  of  related   contracts)   the
               performance of which involves  aggregate  consideration in excess of (A) $250,000 or more  annually,  or (B)  $1,000,000 or more in the aggregate;

      (x)      any contract that relates to any proposed Acquisition Proposal as to which  discussions  have not been terminated prior to the date
               of  this   Agreement,   including  all   commitments   containing
               confidentiality,    standstill,   non-solicitation   or   similar
               provisions;

      (xi)     any contract to which the Company or any of the  Subsidiaries has continuing indemnification obligations or potential liability;

                                      A-27

      (xii)    any contract  providing for the sale or exchange of, or option to sell or exchange,  any Property,  or for the purchase or exchange of, or option to purchase or exchange, any real estate;

      (xiii)   any  contract for the  acquisition  or  disposition,  directly or
               indirectly  (by  merger  or  otherwise),   of  assets  or  Equity
               Interests of another person for aggregate consideration in excess of $500,000,  in each case other than in the  ordinary  course of business;

      (xiv)    any  contract  pursuant  to  which  the  Company  or  any  of the
               Subsidiaries manages any real property;

      (xv)     any  advertising  or other  promotional  contract  providing  for payment by the Company or any Subsidiary of $250,000 or more;

      (xvi)    any license,  royalty or other contract  concerning  Intellectual
               Property (other than shrink-wrap  software and databases licensed to the Company or to any of the Subsidiaries  under  nonexclusive software licenses granted to end-user  customers by third parties in the  ordinary  course  of  business  of  such  third  parties'
               businesses),  such Company Disclosure Letter  indicating,  in the case of any  such  license,  whether  the  Company  or any of the
               Subsidiaries is the licensee or licensor; and

      (xvii)   each amendment,  supplement and modification  (whether written or oral) in respect of any of the foregoing.

(b)   The Company has made  available to Parent a correct and  complete  copy of each written contract listed in Section 4.14(a) of the Company  Disclosure
      Letter and a written  summary  setting  forth the terms and  conditions of each  oral  contract  referred  to  in  Section  4.14(a)  of  the  Company
      Disclosure Letter. With respect to each such contract (except as set forth in Section 4.14(a) of the Company Disclosure Letter):  (i) the contract is legal, valid, binding, enforceable, and in full force and effect; (ii) the contract will continue to be legal, valid,  binding,  enforceable,  and in full force and effect on identical  terms  following the  Effective  Time;
      (iii) no party is in breach or  default,  and no event has  occurred  that with the passage of time or giving of notice would  constitute a breach or default, or permit termination,  modification, or acceleration,  under the contract; and (iv) no party has repudiated any provision of the contract.

                      SECTION 4.15 - INTELLECTUAL PROPERTY

(a)   Section  4.15(a)  of the  Company  Disclosure  Letter  contains a detailed description of all  Intellectual  Property (a) owned by the Company or any of the Subsidiaries (the "Company Intellectual Property") or (b) licensed, used or held  for use by the  Company  or any of the  Subsidiaries  in the
      conduct  of  their  businesses  ("Licensed  Intellectual  Property").  The
      Company and the Subsidiaries have (i) all right, title and interest in and to all Company Intellectual Property,  free and clear of all Encumbrances, other  than  Permitted  Encumbrances  and (ii) all  necessary  proprietary
      rights  in  and  to  all   Intellectual   Property,   including   Licensed
      Intellectual  Property,  used in, necessary for, or held for use in, their businesses  as now  conducted  and as proposed to be  conducted,  free and clear of all Encumbrances,  other than Permitted  Encumbrances.  Except as set forth in Section 4.15(a) of the Company Disclosure  Letter,  there are no outstanding  contracts or Orders  relating to the Company  Intellectual
      Property.  Neither the Company nor any of the Subsidiaries (y) is bound by or a party to any  contract of any kind with  respect to the  Intellectual
      Property of any other  person,  except with respect to a license  contract
      regarding  Licensed   Intellectual   Property  or  (z)  has  received  any
      communication  alleging  that  it has  infringed  or,  by  conducting  its business as proposed,  would infringe the Intellectual  Property rights of any third person. Neither the execution and delivery of this Agreement nor the  carrying on of the  Company's  and the  Subsidiaries'  businesses  as currently  conducted  or  proposed  to  be  conducted  will  infringe  the
      Intellectual  Property rights of any person;  alter, impair or require the consent  of any  other  person  in  respect  of any  Company  Intellectual
      Property or Licensed Intellectual Property; or conflict with, or result in a breach of the  terms,  conditions  or  provisions  of, or  constitute  a
      default  under,   any  contract  by  which  the  Company  or  any  of  the
      Subsidiaries  is  bound  or to  which  it is a  party.  To  the  Company's knowledge,  there has been, and there is no unauthorized use, infringement or  misappropriation  of the  Company  Intellectual  Property  or Licensed
      Intellectual Property by any third party (including licensees,  retailers, employees,  former  employees  and  contract  workers).  All of the rights
      within  the  Company  Intellectual   Property  and  Licensed  Intellectual
      Property are valid,  enforceable and subsisting,  and there is no claim or

                                      A-28

      demand of any person  pertaining  to, or any Action that is pending or, to the Company's  knowledge,  threatened,  that  challenges the rights of the
      Company  or  its  Subsidiaries  in  respect  of any  Company  Intellectual
      Property or Licensed Intellectual Property or the validity, enforceability or effectiveness thereof. No person has any option with respect to Company
      Intellectual  Property. The Company Intellectual Property and the Licensed
      Intellectual  Property constitute all Intellectual  Property necessary for the operation of the Company's and Subsidiaries'  respective businesses as currently  conducted or proposed to be conducted.  Neither the Company nor any  Subsidiary is in default (or would with the giving of notice or lapse of  time be in  default)  under  any  material  license  to use any of the
      Licensed Intellectual Property.

(b)   Except as set forth on Section 4.15(b) of the Company  Disclosure  Letter, neither the Company nor any  Subsidiary is a party to any  contracts  with respect  to the  Company  Intellectual  Property.  Section  4.15(b) of the
      Company  Disclosure Letter sets forth, with respect to each such contract,
      (i)  description  of the  products  for which  such  Company  Intellectual
      Property may be used,  (ii) the inception date and  termination  date, and
      (iii) territory and, except as set forth on Section 4.15(b) of the Company
      Disclosure Schedule,  there are no contracts relating to options to extend licenses, royalty percentages,  minimum requirements under licenses or the other  matters  described  in this  sentence.  The royalty fee  percentage specified  in each license  remains in effect,  is being paid when due and has not been  reduced,  modified,  waived  or  otherwise  affected  by any license "side letter," modification,  amendment,  waiver or suspension, in whole or in part. No right of rescission, counterclaim or defense has been asserted by a licensee  with  respect to a license.  There are no contract limitations  prohibiting  the  Company,  any  Subsidiary  or any of  their respective  Affiliates  from  operating  their  respective  businesses  or granting  any  licenses  in any  geographic  area or  location,  except as expressly set forth in the licenses.  There are no material  disputes with any licensees.

                              SECTION 4.16 - TAXES

(a)   The Company and the Subsidiaries have (i) filed all federal,  state, local and  foreign  Tax  returns  and  reports  required  to be  filed  by  them
      (collectively,  "Tax Returns"),  and all such Tax Returns were correct and complete in all material respects,  and (ii) paid and discharged all Taxes required to be paid or discharged.  The Company and the Subsidiaries  have paid all Taxes due whether or not shown on a Tax  Return.  The most recent financial  statements  contained  in the SEC  Reports  reflect an adequate reserve  for all Taxes  payable by the Company or any  Subsidiary  for all taxable  periods or portions  thereof  through the date of such  financial statements.  Since  the  date  of the  most  recent  financial  statements contained  in the SEC  Reports,  no Taxes have accrued with respect to the
      Company or any Subsidiary  other than Taxes accrued in the ordinary course of  business.  The  Company  and the  Subsidiaries  have  duly and  timely withheld all Taxes required to be withheld by them and such withheld Taxes have been duly and timely  paid to the proper  taxing  authority.  Section
      4.16(a)  of the  Company  Disclosure  Letter  lists all  income  and other material  Tax  Returns  filed with  respect to any of the  Company and the
      Subsidiaries  for taxable  periods  ended on or after  December  31, 2001, indicates those Tax Returns that have been audited and indicates those Tax
      Returns that currently are the subject of audit. Parent has been furnished by the Company with true and complete  copies of all filed federal,  state and local  income or  franchise  Tax  Returns  and state sales and use Tax
      Returns for or including the Company and each of the  Subsidiaries for all periods  after  December  31,  2001.

(b)   Except as  described  in Section 4.16(b) of the Company Disclosure Letter:

      (i)      no contract or other document waiving or extending the statute of limitations  or the period of  assessment  or  collection  of any
               Taxes has been filed or entered into by the Company or any of the
               Subsidiaries with any taxing authority;

      (ii)     no  taxing  authority  is now  asserting  or,  to  the  Company's knowledge,  threatening  to assert  against the Company or any of the Subsidiaries any deficiency or claim for additional Taxes;

      (iii)    there  are  no  pending  audits  of  the  Company  or  any of the
               Subsidiaries  by any taxing  authority  nor are there any Actions currently  being  conducted with respect to any issue relating to
               Taxes; and

                                      A-29

      (iv)     there are no Encumbrances for Taxes (other than Taxes not yet due and  payable)  upon  any of the  assets  of  the  Company  or any
               Subsidiary.

(c)   Neither  the  Company  nor  any  Subsidiary  is a  party  to any  contract providing for the allocation or sharing of, or indemnification from, Taxes with  any  party  other  than  the  Company  and/or  one  or  more  of the
      Subsidiaries. Neither the Company nor any Subsidiary has any liability for the Taxes of another person (other than the Company and the  Subsidiaries)
      under Treasury  Regulations  ss.1.1502-6  (or similar  provision of state, local or foreign law), or as  transferee  or  successor,  by contract,  or otherwise.  There  are  no  outstanding  requests  by the  Company  or any
      Subsidiary  for any Tax ruling from any taxing  authority  and neither the
      Company nor any  Subsidiary  has (i) received a Tax ruling or (ii) entered into  any  closing  agreement  or  other  similar  contract  with a taxing authority  relating  to Taxes of the  Company or any  Subsidiary,  in each case,  effective with respect to a taxable period for which the statute of limitations is still open or a taxable period ending after the date of the
      Closing.  The  Company is not,  nor was it any time  during the  five-year period  ending on the date on which the Effective  Time occurs,  a "United
      States real property  holding  corporation"  within the meaning of Section
      897(c)  of the Code;  at the  Closing,  Parent  shall be  provided  with a certificate  of the Company to that effect that complies with the Treasury
      Regulations  under Sections 897 and 1445 of the Code.  The  utilization of the  net  operating  losses  and  tax  credits  of  the  Company  and  the
      Subsidiaries is not subject to any limitation under Section 382 or Section
      383 of the Code or the  "separate  return  limitation  year"  rules of the consolidated  return  regulations.  Neither the Company nor any Subsidiary has  distributed  the stock of another  company in a transaction  that was purported  or intended to be governed by Section 355 or Section 361 of the
      Code.  Neither the Company nor any Subsidiary has engaged in any listed or other reportable  transaction  within the meaning of Treasury  Regulations
      ss.1.6011-4(b).

(d)   No tax authority of a jurisdiction  in which the Company or any Subsidiary does not file Tax Returns has questioned whether, or asserted that, it may be obligated to file Tax Returns in that jurisdiction. Neither the Company nor any  Subsidiary is a party to any tax sharing  agreement.  Neither the
      Company nor any  Subsidiary has been or is required to make any adjustment pursuant to Section 481(a) of the Code or any similar  provision of state, local or foreign tax law by reason of any change in any accounting method, there is no  application  pending  with any  taxing  authority  requesting permission for any change in any accounting method for Tax purposes and no taxing  authority has proposed any such adjustment or change in accounting method. Neither the Company nor any Subsidiary will be required to include in the  gross  income  of a taxable  period  ending  after the date of the
      Closing  income  or gain  attributable  to cash  received,  or an  account receivable  that  arose,  in a  prior  taxable  period  and  that  was not recognized in that prior taxable  period,  as a result of the  installment method,  the completed contract method or the cash method of accounting or any other method of accounting that defers the recognition of income.  The
      Company and each of its  Subsidiaries has fully complied with all statutes and  regulations  relating  to the  accounting  for  and  paying  over  of unclaimed or abandoned funds and other property.

                      SECTION 4.17 - ENVIRONMENTAL MATTERS

(a)   Except as set forth in Section 4.17(a) of the Company  Disclosure  Letter,
      all  of  the  current  and  past   operations   of  the  Company  and  the
      Subsidiaries,  including any operations of the Company or its Subsidiaries at any Property,  comply in all material  respects,  and have at all times during the Company's or any Subsidiary's  ownership or operation  thereof, complied in all material respects with all applicable  Environmental Laws.
      Except as set forth in Section 4.17(a) of the Company  Disclosure  Letter, neither the Company, nor, to the Company's knowledge, any other person has engaged in,  authorized,  allowed or suffered any operations or activities
      upon  any  Property  involving  the  handling,   manufacture,   treatment,
      processing,   storage,  use,  generation,  release,  discharge,  spilling, emission, dumping or disposal of any Hazardous Substances at, on, under or from such  Property  except in  material  compliance  with all  applicable
      Environmental Laws.

(b)   Except as set forth in Section 4.17(b) of the Company  Disclosure  Letter, there are no  Hazardous  Substances  in, on, over,  under,  at or from the
      Owned Real  Property  or to the  Company's  knowledge,  at any Leased Real
      Property or any Property  formerly owned,  leased,  managed or operated by the Company or any  Subsidiary  at  concentrations  that would  materially violate  applicable  Environmental  Laws or would  reasonably be likely to result in the  imposition  of material  Environmental  Liabilities  on the
      Company or any Subsidiary.

                                      A-30

(c)   Except as set forth in Section 4.17(c) of the Company  Disclosure  Letter, no Owned Real Property nor, to the  Company's  knowledge,  any Leased Real
      Property and any Property formerly owned,  leased,  managed or operated by the Company or any  Subsidiary  and any real property at which the Company or any  Subsidiary  has  disposed of  Hazardous  Substances,  is listed or proposed  for  listing on the  National  Priorities  List  pursuant to the
      Comprehensive Environmental Response,  Compensation and Liability Act, 42.
      U.S.C.  ss.9601 et seq., or any similar  inventory of sites  maintained by any  state or  locality.  Except as set forth in  Section  4.17(c)  of the
      Company  Disclosure  Letter,  neither the Company nor any  Subsidiary  has received any notice from any Governmental  Authority or third party of, or is currently subject to, any actual or threatened  material  Environmental
      Liabilities.

(d)   Except as set forth in Section 4.17(d) of the Company  Disclosure  Letter, to the  Company's  knowledge,  there are no  underground  storage tanks or
      Hazardous  Substances  (other  than  Hazardous  Substances  for use in the ordinary  course of business  that are stored,  issued and  maintained  in accordance  and  compliance  in  all  material  respects  with  applicable
      Environmental  Laws and  which  are set forth in  Section  4.17(d)  of the
      Company Disclosure Letter) in, on, under or at the Property.

(e)   Except as set forth in Section 4.17(e) of the Company  Disclosure  Letter, no conditions  have arisen at any Owned Real Property  since the Company's or any  Subsidiary's  acquisition of the Owned Real Property that require, or that with the  giving of  notice  or the  passage  of time or both will
      reasonably  likely  require,   remedial  or  corrective  action,  removal,
      monitoring or closure pursuant to the  Environmental  Laws.  Except as set forth  in  Section  4.17(e)  of  the  Company  Disclosure  Letter,  to the
      Company's knowledge, no conditions have arisen at any Leased Real Property since the Company's  lease of the Leased Real  Property  that require,  or that  with the  giving  of  notice  or the  passage  of time or both  will reasonably be likely to require,  remedial or corrective action,  removal, monitoring or closure pursuant to the Environmental Laws.

(f)   Except as set forth in Section 4.17(f) of the Company  Disclosure  Letter, neither  the  Company  nor any  Subsidiary  has  contractually  or, to the
      Company's  knowledge,  by  operation  of law assumed or  succeeded  to any
      Environmental Liabilities of any predecessors or any other person.

(g)   The Company  has  provided to Parent all  material  written  environmental reports, assessments, audits, studies, investigations, data, Environmental
      Permits  and other  written  environmental  or worker  health  and  safety information in its custody,  possession or control concerning the Company, the Subsidiaries and the Property.

(h)   The  representations  in this Section 4.17,  Sections 4.06(a) and 4.07 are
      the  sole  and  exclusive   representations   and  warranties   concerning
      environmental  matters,  environmental  compliance  or  the  environmental condition of the Property.

                             SECTION 4.18 - BROKERS

Except as provided in the agreement,  dated May 3, 2007, between the Company and
Piper  Jaffray & Co., a true and  complete  copy of which has been  delivered to
Parent,  no broker,  finder or investment  banker is entitled to any  brokerage, finder's or other fee or commission in connection  with the  Transactions  based upon arrangements made by or on behalf of the Company.

                            SECTION 4.19 - INSURANCE

(a)   Section  4.19(a)  of the  Company  Disclosure  Letter  contains a true and complete  list of all insurance  policies  (including  policies  providing
      property,   liability,   workers'   compensation,   and   bond  &   surety
      arrangements) and other forms of insurance  required by Law, owned or held by or for the benefit of the Company or any  Subsidiary or for the benefit of their  respective  directors,  officers or employees (the  "Policies").
      True and  complete  copies of the  Policies  have been  furnished  or made available  to Parent.  The  Policies are of such types and in such amounts

                                      A-31

      and for such risks,  casualties and  contingencies  as is reasonable based upon the  business  of the  Company  and the  Subsidiaries,  as  currently conducted.

(b)   Section  4.19(b)  of the  Company  Disclosure  Letter  contains a true and complete list of all pending claims in excess of $100,000 made pursuant to each of the Policies or pursuant to any predecessor  policy and identifies any claims made pursuant to such policies where coverage was denied by the insurer.  The aggregate  amount of all pending  claims of $100,000 or less made  pursuant to each of the  Policies  or  pursuant  to any  predecessor policy is less than $100,000.  Other than as set forth in Section  4.19(b)
      of the Company Disclosure Letter, there is no claim under any Policy as to which coverage has been denied or disputed by the applicable insurer or in respect of which such insurer has reserved its rights.

(c)   Each Policy is legal,  valid,  binding and  enforceable in accordance with its terms and is in full force and  effect.  Neither  the  Company nor any
      Subsidiary is in breach or default  (including  any such breach or default with  respect to the payment of premiums or the giving of notice),  and no event  has  occurred  that,  with  notice  or the  lapse  of  time,  would
      constitute   such  a  breach  or  default,   or  permit   termination   or
      modification,  under any Policy. To the Company's knowledge, no insurer on any  Policy  has  been  declared  insolvent  or  placed  in  receivership, conservatorship or liquidation.

(d)   No notice of cancellation or termination has been received with respect to any Policy and there are no  historical  gaps in coverage  nor have policy limits been exhausted or significantly diminished.

(e)   The Policies are sufficient for compliance  with all  requirements  of Law and of all contracts to which the Company or the  Subsidiaries are parties or otherwise bound.

(f)   After the  Effective  Time,  the Company  shall  continue to have coverage under the Policies with respect to events occurring prior to the Effective
      Time and the Company or the  Subsidiaries  will be entitled to the benefit of the Policies.

(g)   After the  Effective  Time,  no premiums or other  payments will be due in respect of the Policies for periods prior to the Effective Time.

                     SECTION 4.20 - SUPPLIERS AND RETAILERS

Section 4.20 of the Company Disclosure Letter sets forth a complete and accurate list of the twenty  suppliers  with the greatest  dollar  volume of sales to the
Company and the  Subsidiaries  and the twenty retailers with the greatest dollar volume of purchases from the Company and its  Subsidiaries,  in each case during the fiscal year ended December 31, 2006, showing the approximate total purchases and sales in dollars by the Company and the  Subsidiaries  from each such vendor and to each such retailer during such fiscal year. Since January 1, 2006, to the
Company's  knowledge,  there has been no material adverse change in the business relationship  of the  Company  or any of the  Subsidiaries  with any  vendor  or retailer named on Section 4.20 of the Company Disclosure Letter.

                    SECTION 4.21 - TANGIBLE PERSONAL PROPERTY

Except as could not  reasonably  be  expected  to have,  individually  or in the aggregate,  a Material  Adverse Effect,  the Company and the  Subsidiaries  have legal and valid title to, or in the case of leased assets and properties,  valid and subsisting  leasehold  interests in, all of the material  tangible  personal assets and properties  used or held for use by the Company and the  Subsidiaries in  connection  with  the  conduct  of the  business  of  the  Company  and  the
Subsidiaries,   free  and  clear  of  all  Encumbrances   other  than  Permitted
Encumbrances.  Except as could not reasonably be expected to have,  individually or in the aggregate,  a Material Adverse Effect,  all tangible personal property is in good condition, ordinary wear and tear excepted.

                           SECTION 4.22 - INVENTORIES

The  inventories  of the Company and its  Subsidiaries  consist in all  material respects of items of a quantity  and quality  usable or saleable in the ordinary course of business net of reserves. All of such inventories were acquired in the

                                      A-32

ordinary course of business and have been  replenished in all material  respects in the  ordinary  course  of  business.  All  such  inventories  are  valued  in accordance  with GAAP  applied on a basis  consistent  with the  Company's  past practices, and provision has been made or reserves have been established in each case in an amount believed by the Company as of the date of this Agreement to be adequate, for all slow-moving, obsolete or unusable inventories.

                                      A-33

                                    ARTICLE 5

                    REPRESENTATIONS AND WARRANTIES OF PARENT
                                 AND MERGER SUB

As an inducement to the Company to enter into this Agreement,  Parent and Merger
Sub hereby, jointly and severally, represent and warrant to the Company that:

                      SECTION 5.01 - CORPORATE ORGANIZATION

Parent is a private company limited by shares incorporated in England and Wales, and Merger Sub is a corporation  duly  organized,  validly  existing and in good standing  under the Laws of the State of Delaware and has the requisite  limited liability company or corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

               SECTION 5.02 - AUTHORITY RELATIVE TO THIS AGREEMENT

Each of Parent and Merger Sub has all  necessary  power and authority to execute and  deliver  this  Agreement,  to  perform  its  obligations  hereunder  and to consummate  the  Transactions.  The execution and delivery of this  Agreement by
Parent  and  Merger  Sub and the  consummation  by Parent  and Merger Sub of the
Transactions  have been duly and validly  authorized by all necessary  corporate action,  and no other corporate  proceedings on the part of Parent or Merger Sub are  necessary to authorize  this  Agreement or to consummate  the  Transactions
(other  than,  with  respect  to the  Merger,  the  filing  and  recordation  of appropriate  merger documents as required by the DGCL).  This Agreement has been duly and validly  executed and delivered by Parent and Merger Sub and,  assuming due authorization,  execution and delivery by the Company,  constitutes a legal, valid and  binding  obligation  of each of Parent  and  Merger  Sub  enforceable against each of Parent and Merger Sub in  accordance  with its terms,  except to the extent that enforceability  thereof may be limited by applicable bankruptcy, insolvency,  reorganization  or other similar laws affecting the  enforcement of
creditors'   rights   generally  and  by  principles  of  equity  regarding  the availability of remedies.

            SECTION 5.03 - NO CONFLICT; REQUIRED FILINGS AND CONSENTS

(a)   The execution  and delivery of this  Agreement by Parent and Merger Sub do not, and the consummation of the Transactions will not:

      (i)      conflict  with or violate the  certificate  of  incorporation  or by-laws or other  organizational or governing documents of either
               Parent or Merger Sub;

      (ii)     assuming that all consents,  approvals,  authorizations and other actions  described in  subsection  (b) have been obtained and all filings and  obligations  described in subsection  (b) have made, conflict  with or violate any Law  applicable to Parent or Merger
               Sub or by which any  property or asset of either of them is bound or affected; or

      (iii)    result in any breach or violation of, or constitute a default (or an event that, with notice or lapse of time or both, would become a default)  under,  or give to others any rights of  termination, amendment,  acceleration  or  cancellation  of,  or result in the creation of an  Encumbrance on any property or asset of Parent or
               Merger Sub pursuant to, any contract,  Permit or other instrument or  obligation  to which  Parent or  Merger  Sub is a party or by which  Parent or Merger Sub or any property or asset of either of them is bound or affected,  except,  with respect to clauses (ii)
               and (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not prevent or delay consummation of the  Transactions  or otherwise  prevent  Parent or Merger Sub from performing its obligations under this Agreement.

(b)   The execution  and delivery of this  Agreement by Parent and Merger Sub do not, and the  performance  of this Agreement by Parent and Merger Sub will not, require any consent, approval,  authorization or Permit of, or filing

                                      A-34

      with, or notification  to, any  Governmental  Authority,  except where the failure to obtain such consents, approvals,  authorizations or Permits, or to make  such  filings  or  notifications,  would  not  prevent  or  delay consummation of the  Transactions,  or otherwise  prevent Parent or Merger
      Sub from performing its obligations under this Agreement or for:

      (i)      applicable requirements, if any, of the Exchange Act;

      (ii)     the filing with the SEC of the Proxy Statement;

      (iii)    the  pre-merger  notification  requirements  of the  HSR  Act and
               similar   notification   or  filing   requirements   pursuant  to
               Applicable Non-US Antitrust Laws;

      (iv)     any filings required under the rules and regulations of the NASD;
               and

      (v)      filing  and  recordation  of  appropriate   merger  documents  as
               required by the DGCL and appropriate  documents with the relevant
               authorities   of  other  states  in  which  the  Company  or  any
               Subsidiary is qualified to do business.

                         SECTION 5.04 - PROXY STATEMENT

None of the  information  supplied  by  Parent  or  Merger  Sub in  writing  for inclusion in the Proxy Statement  shall, at the date the Proxy Statement (or any amendment or supplement  thereto) is first mailed to stockholders of the Company contain any untrue  statement  of a material  fact or omit to state any material fact required to be stated therein or necessary to make the statements  therein, in the light of the circumstances under which they were made, not misleading.

                 SECTION 5.05 - INTERIM OPERATIONS OF MERGER SUB

Merger Sub was formed solely for the purpose of engaging in the Transactions and has not engaged in any business  activities  or conducted any  operations  other than in connection with the Transactions.

              SECTION 5.06 - OWNERSHIP OF COMPANY EQUITY INTERESTS

As of  the  date  of  this  Agreement,  neither  Parent  nor  Merger  Sub is the beneficial owner of any Equity Interests of the Company.

                         SECTION 5.07 - SUFFICIENT FUNDS

At the Effective Time,  Parent and Merger Sub will have sufficient cash and cash equivalent  resources  available  to  pay  the  aggregate  Merger  Consideration pursuant to the Transactions.

              SECTION 5.08 - INVESTIGATION BY PARENT AND MERGER SUB

Each of Parent and Merger Sub:

(a)   acknowledges  that,  except  as set forth in this  Agreement,  none of the
      Company, its Subsidiaries or any of their respective directors,  officers, employees,  Affiliates, agents or representatives makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the  information  provided or made available to Parent or Merger
      Sub or their  respective  Representatives  prior to the  execution of this
      Agreement; and

(b)   agrees,  to the fullest  extent  permitted  by Law (except with respect to claims  of  fraud),  that  none  of the  respective  directors,  officers, employees, stockholders,  Affiliates, or Representatives of the Company or
      its Subsidiaries shall have any liability or responsibility  whatsoever to
      Parent  and  Merger  Sub on any basis  (including,  in  contract,  tort or

                                      A-35

      otherwise)  based  upon any  information  provided  or made  available  or statements  made,  to Parent or Merger Sub prior to the  execution of this
      Agreement.

                                      A-36

                                    ARTICLE 6

                     CONDUCT OF BUSINESS PENDING THE MERGER

      SECTION 6.01 - CONDUCT OF BUSINESS BY THE COMPANY PENDING THE MERGER

(a)   Between the date of this Agreement and the Effective  Time,  except as set
      forth  in  Section  6.01(a)  of  the  Company   Disclosure  Letter  or  as
      specifically required by another provision of this Agreement,  the Company shall,  and shall cause each  Subsidiary  to, (i) conduct its business in, and not take any action  except in, the ordinary  course of business;  and
      (ii) use its reasonable best efforts to preserve  substantially intact the business  organization  of the  Company  and  the  Subsidiaries,  to  keep available the services of the current officers,  employees and consultants of the Company and the  Subsidiaries,  and to  preserve,  in all  material respects,  the current  relationships  of the Company and the Subsidiaries with customers,  franchisees,  licensees, suppliers and other persons with which the Company or any Subsidiary has business relations.

(b)   Without limiting the foregoing, except as required by this Agreement or as disclosed in Section 6.01(b) of the Company Disclosure Letter, neither the
      Company nor any Subsidiary  shall,  between the date of this Agreement and the Effective Time, directly or indirectly,  do or agree to do, any of the following without the prior written consent of Parent:

      (i)      make, revoke or change any Tax election, change any method of Tax accounting,  settle, compromise or incur any liability for Taxes, fail to timely file any Tax Return that is due,  file any amended
               Tax Return or claim for  refund,  surrender  any right to claim a
               Tax refund,  or consent to any extension or waiver of the statute of limitations period applicable to any Tax claim or assessment;

      (ii)     change the accounting  principles used by it unless required by a change in GAAP or any Governmental Authority;

      (iii)    (A) except for  short-term  borrowings  incurred in the  ordinary course of business under the existing credit  facility,  incur or guarantee  indebtedness  for  borrowed  money or commit to borrow money,  (B) guarantee any  indebtedness  of another  person,  (C)
               enter into any "keep  well" or other  contract  to  maintain  any financial statement condition of another person or enter into any arrangement  having the economic  effect of any of the foregoing,
               or  (D)  make  any  loans  or  cancel,   release  or  assign  any
               indebtedness to any person;

      (iv)     make any  capital  expenditure  in  excess of  $1,200,000  in the aggregate;

      (v)      subject to clause (xi), acquire, lease or license from any person
               (by  merger,  consolidation,  acquisition  of stock or  assets or
               otherwise)  or  sell,  lease,  license,   dispose  or  effect  an
               Encumbrance (by merger, consolidation, sale of stock or assets or otherwise),  of any assets  other than  inventory in the ordinary course of business;

      (vi)     change any compensation  arrangement or contract with any present or former Employee  (except for increases in the base salaries of employees  other than officers or senior managers in the ordinary course of business), officer, director,  consultant,  stockholder or other  service  provider of the Company or any  Subsidiary  or grant any  severance or  termination  or change in control pay to
               any  such  present  or  former   Employee,   officer,   director,
               consultant, stockholder or other service provider or increase any benefits  payable under any severance or termination or change in control pay policies or establish, amend or terminate any Plan or increase  benefits  made or  proposed to be made under such Plan, except as required by  applicable  Law or grant any Company Stock
               Awards or other awards under any Company Stock Award plan,  other than (A) required  pursuant to the terms of any Plan as in effect on the date of this Agreement or (B) required by Law;

                                      A-37

      (vii)    declare,  set  aside  or pay  any  dividend  or  make  any  other distribution  with respect to Equity  Interests of the Company or any Subsidiary, or otherwise make any payments to stockholders in their capacity as such, other than dividends  declared or paid by any  Subsidiary  to any other wholly owned  Subsidiary  or to the
               Company;

      (viii)   effect a "plant  closing"  or "mass  layoff,"  as those terms are defined in the Worker Adjustment and Retraining Notification Act;

      (ix)     (i) except as otherwise required pursuant to an existing contract set forth on Section 4.03(a) of the Company Disclosure  Schedule,
               issue, deliver, sell, pledge, transfer, convey, dispose or permit the imposition of an Encumbrance on any Equity Interests,  or any
               options,  warrants,   securities  exercisable,   exchangeable  or
               convertible into or other rights award,  unit or contracts of any kind relating to any Equity  Interest or any Right or Voting Debt other than the  issuance of Shares  upon the  exercise of Company
               Stock Awards  outstanding as of the date of this Agreement,  (ii)
               redeem,  purchase  or  otherwise  acquire,  or propose to redeem, purchase or  otherwise  acquire,  any of its  outstanding  Equity
               Interests or (iii) split,  combine,  subdivide or reclassify  any
               Equity Interests;

      (x)      enter into any contract (i) with an Affiliate, (ii) other than in the ordinary  course of business,  (iii) that would have been set forth on Section 4.14(a) of the Company  Disclosure  Letter if in
               effect on the date of this Agreement or (iv) that amends, extends or terminates  any of the contracts set forth on Section  4.14(a)
               of the Company Disclosure Letter;

      (xi)     enter into any contract  providing  for the sale of  Intellectual
               Property;

      (xii)    subject to Section 7.03,  modify,  amend or terminate,  or waive, release or assign any  material  rights or claims with respect to any  confidentiality  agreement or  non-competition  agreement or standstill  contracts  that  relate  to  a  business  combination involving the Company or any of the Subsidiaries;

      (xiii)   take any  action to render  inapplicable,  or to exempt any third party from,  any Takeover Law or state Law that purports to limit or restrict  business  combinations  or the ability to acquire or vote shares;

      (xiv)    lease, license,  mortgage,  hypothecate,  pledge, sell, sublease, grant any  material  Encumbrance  affecting  and/or  transfer any interest on any Owned Real Property or Leased Real  Property,  or
               enter  into  any  amendment,  extension  or  termination  of  any leasehold  interest in any Leased Real Property or create any new leasehold interest in any Leased Real Property;

      (xv)     except as  permitted  by Section  7.03,  take any action  that is intended or would  reasonably be expected to result in any of the conditions  to the  Merger  set  forth  in  Article  8 not  being satisfied;

      (xvi)    make any acquisition of, capital  contributions to, or investment in,  assets or stock of any person  (other than any wholly  owned
               Subsidiary)  (whether  by way of  merger,  consolidation,  tender offer, share exchange or other activity);

      (xvii)   merge or  consolidate  with any person  (other than mergers among wholly owned Subsidiaries;

      (xviii)  establish,  adopt,  enter into or materially amend any collective bargaining contract;

      (xix)    waive, release, assign, settle or compromise any material claims, or any material litigation or arbitration;

      (xx)     satisfy,  discharge,  waive or settle any  material  liabilities, other than in the ordinary course of business;

                                      A-38

      (xxi)    fail  to  maintain  in  full  force  and  effect  or  fail to use commercially  reasonable  efforts to  replace or renew  insurance policies existing as of the date of this Agreement;

      (xxii)   amend the certificate of incorporation or by-laws of the Company;

      (xxiii)  do any other  thing  that would have  required  disclosure  under
               Section 4.08; or

      (xxiv)   permit any  Shares to be sold  pursuant  to any public  offering, including the Secondary Offering; or

      (xxv)    enter into any contract by the Company or any of the Subsidiaries to do any of the foregoing.

Notwithstanding  the  foregoing,  Parent  and Merger  Sub  acknowledge  that the
Company  may enter into  licenses  in the  ordinary  course of business on terms determined  in good  faith  by the  Company  to be fair  and  reasonable  to the
Company.

                                      A-39

                                    ARTICLE 7

                              ADDITIONAL AGREEMENTS

                 SECTION 7.01 - SPECIAL MEETING; PROXY STATEMENT

As promptly as practicable following the execution of this Agreement (but in any event,  in the case of Section  7.01(b) within 10 business  days),  the Company, acting through its Board, shall in accordance with applicable Law:

(a)   duly call,  give notice of,  convene and (unless this  Agreement  has been terminated)  hold a special  meeting  of its  stockholders  (the  "Special
      Meeting"  for the  purposes  of  considering  and taking  action  upon the approval and adoption of this  Agreement and the  Transactions,  including adjourning  such meeting for up to ten (10)  business  days to obtain such approval:

      (i)      use  reasonable  best  efforts to solicit  the  approval  of this
               Agreement by the stockholders of the Company,

      (ii)     except to the  extent  that the Board  shall  have  withdrawn  or modified  its  approval or  recommendation  of this  Agreement as permitted by Section  7.03,  include in the Proxy  Statement  the
               Board's declaration of the advisability of this Agreement and its recommendation to the stockholders of the Company that they adopt this  Agreement and approve the  Transactions,  and shall include disclosure regarding the approval of the Board; and

      (iii)    without  limiting the  generality of the  foregoing,  the Company agrees that its obligations  under this Section 7.01(a) shall not
               be  affected  by  the  commencement,   public  proposal,   public
               disclosure  or other  communication  to the  Company or any other person of any Acquisition Proposal.

(b)   prepare and file with the SEC a preliminary  proxy  statement  relating to the Transactions and this Agreement and obtain and furnish the information required to be included by the SEC therein and,  after  consultation  with
      Parent, respond as promptly as reasonably practicable to any comments made by the SEC with  respect to the  preliminary  proxy  statement  (including filing as promptly as reasonably practicable any amendments or supplements thereto  necessary  to be filed in  response  to any such  comments  or as required by Law), use its reasonable  best efforts to have the SEC confirm that it has no further  comments and cause a definitive  proxy  statement, including any amendments or supplements  thereto (the "Proxy  Statement"), to be mailed to its  stockholders at the earliest  practicable  date after the date that the SEC confirms it has no further  comments,  provided that no amendments or  supplements  to the Proxy  Statement will be made by the
      Company without prior consultation with Parent and its counsel; and

(c)   notify Parent  promptly of the receipt of any comments from the SEC or its staff  and of any  request  by the  SEC or its  staff  for  amendments  or supplements to the Proxy Statement or for additional  information and will supply Parent with copies of all correspondence between the Company or any of its representatives,  on the one hand, and the SEC or its staff, on the other hand,  with respect to the Proxy  Statement.  The Company shall give
      Parent a reasonable  opportunity to comment on any correspondence with the
      SEC or its staff or any  proposed  material  to be  included  in the Proxy
      Statement  prior to  transmission  to the SEC or its staff and shall  not, unless  required  by Law,  transmit  any such  material  to  which  Parent reasonably  objects.  If at any time prior to the  Special  Meeting  there shall  be  discovered  any  information  that  should  be set  forth in an amendment or  supplement,  after  obtaining  the consent of Parent to such amendment or supplement (which consent shall not be unreasonably  withheld or  delayed),  the Company  shall  promptly  transmit  such  amendment  or supplement to its stockholders.

           SECTION 7.02 - - ACCESS TO INFORMATION; CONFIDENTIALITY

(a)   From the date of this  Agreement to the  Effective  Time and in compliance with applicable  Laws, the Company shall, and shall cause the Subsidiaries and the officers,  directors,  employees,  auditors,  investment  bankers, counsel,  agents  and  other  representatives  ("Representatives")  of the
      Company and the Subsidiaries to afford the  Representatives  of Parent and

                                      A-40

      Merger Sub  reasonable  access at all  reasonable  times to the  officers, employees,  agents,  properties,  offices and other facilities,  books and records of the Company and each  Subsidiary,  and shall furnish Parent and
      Merger Sub with such  financial,  operating and other data and information as Parent or Merger Sub,  through its officers,  employees or agents,  may reasonably request.

(b)   Without limiting the foregoing,

      (i)      Parent and its Representatives  (including its financing sources)
               shall have the right to conduct appraisal (including appraisal of the Company's  trademarks  and other  Intellectual  Property) and
               environmental   and  engineering   inspections  of  each  of  the
               Company's  properties.  With  respect to  environmental  matters,
               Parent shall have the right to retain a  consultant  to undertake environmental  assessments  of the  Property.  The Company  shall provide  access  to the  Real  Property  for the  conduct  of the environmental assessments, and shall provide to the environmental consultant  all  known and  available  environmental  and  worker health and safety  information and  documentation  concerning any environmental  matters  pertaining  to  the  Company,  any of the
               Subsidiaries or the Property.

      (ii)     The  Company  shall  furnish  to Parent the  following  financial
               information   (all  to  be  prepared  in  accordance   with  GAAP
               consistently  applied): (i) as soon as available but in any event within 30 days of each  calendar  month  (or  within 45 days of a calendar  month  that  coincides  with  the end of the  Company's fiscal year) the unaudited consolidated balance sheets and income statements of the Company,  showing its financial condition as of the close of such month and the results of operations during such month and for the then elapsed  portion of the  Company's  fiscal year, in each case, setting forth the comparative figures for the
               corresponding   month   in  the   prior   fiscal   year  and  the
               corresponding  elapsed  portion of the prior  fiscal  year;  (ii)
               profit and loss  statements  for each of the  Company's  sporting goods  equipment  and licensed  products  divisions,  showing the respective  financial condition as of the close of such month and the  results  of  operations  during  such month and for the then elapsed  portion  of the  Company's  fiscal  year,  in each case, setting forth the comparative figures for the corresponding month in the prior fiscal year and the corresponding elapsed portion of the prior  fiscal  year;  and (iii) all  documents  filed with or submitted  to the SEC by the  Company  simultaneously  with  such filing or  submission.  In addition,  the Company shall  promptly notify Parent of any negotiations regarding contracts or licenses with  respect  to  the  Company's  Intellectual  Property,  shall provide Parent with information regarding the parties thereto and material terms and conditions thereof,  and shall promptly update
               Parent regarding the status of such negotiations.

(c)   All information  obtained by Parent or Merger Sub pursuant to this Section
      7.02 shall be kept  confidential  in accordance  with the  confidentiality agreement, dated June 28, 2007 (the "Confidentiality Agreement"),  between
      Parent and the Company.

(d)   No  investigation  pursuant to this Section 7.02 or otherwise shall affect or be deemed to modify any representation or warranty in this Agreement of any party hereto.

                           SECTION 7.03 - SOLICITATION

(a)   [Intentionally omitted]

(b)   From the date of this  Agreement  until the Effective Time or, if earlier, the  termination of this  Agreement in accordance  with Article 9, none of the Company,  its Subsidiaries or any of their respective  Representatives
      shall,  directly  or  indirectly,   (i)  initiate,  solicit  or  encourage
      (including  by  way  of  providing  information)  the  submission  of  any inquiries,  proposals  or offers or any other  efforts  or  attempts  that constitute  or may  reasonably  be  expected  to lead  to any  Acquisition
      Proposal or engage in any discussions or negotiations with respect thereto or otherwise cooperate with or assist or participate in, or facilitate any such inquiries,  proposals,  offers, efforts, discussions or negotiations, or (ii)  approve or  recommend,  or propose  to approve or  recommend,  an
      Acquisition Proposal or enter into any merger agreement, letter of intent, agreement in principle, share purchase agreement, asset purchase agreement or share exchange  agreement,  option agreement or other similar agreement

                                      A-41

      providing  for or  relating to an  Acquisition  Proposal or enter into any agreement  or agreement  in  principle  requiring  the Company to abandon, terminate or fail to consummate the  transactions  contemplated  hereby or breach  its  obligations  hereunder  or  propose or agree to do any of the foregoing.

(c)   (i)      Notwithstanding  anything to the  contrary  contained  in Section
               7.03(b),  if at any time following the date of this Agreement and prior to obtaining the Requisite  Stockholder  Vote,  the Company has otherwise  complied with its  obligations  under this Section
               7.03 and the Company has received a written Acquisition  Proposal from a third  party that the Board  believes  in good faith to be
               bona  fide  and  the  Board  determines  in  good  faith,   after
               consultation with its independent  financial advisors and outside counsel,  that such  Acquisition  Proposal  constitutes  or could reasonably be expected to result in a Superior Proposal, then the
               Company may (A) furnish  information  with respect to the Company and  its  Subsidiaries  to the  person  making  such  Acquisition
               Proposal and (B) participate in discussions or negotiations  with the  person  making  such  Acquisition  Proposal  regarding  such
               Acquisition Proposal;  provided,  that the Company (x) shall not, and shall not allow  Representatives  to,  disclose  any material non-public  information to such person  without  entering into an
               Acceptable  Confidentiality  Agreement,  and  (y)  will  promptly provide  or make  available  to Parent  any  material  non-public information  concerning the Company or its Subsidiaries  provided to such other person which was not previously provided to Parent.

      (ii)     [Intentionally omitted]

      (iii)    From and  after the date of this  Agreement,  the  Company  shall promptly (and in any event within one business day) notify Parent if it receives an Acquisition  Proposal from a person or group of related  persons  including  the  material  terms and  conditions thereof and the  identity of the person  making such  Acquisition
               Proposal and shall keep Parent apprised and, at Parent's request,
               shall   update   Parent  as  to  the  status  and  any   material
               developments,   discussions  and  negotiations   concerning  such
               Acquisition Proposal. Without limiting the foregoing, the Company shall  promptly (and in any event within one business day) notify
               Parent orally and in writing if it determines to begin furnishing information  or to  participate  in  negotiations  concerning  an
               Acquisition  Proposal  from a person or group of related  persons pursuant to Section 7.03(c)(i)(A) or (B).

(d)   Neither the Board nor any committee  thereof shall  directly or indirectly
      (i)  withdraw  or modify in a manner  adverse to Parent or Merger  Sub, or publicly  propose to withdraw  or modify in a manner  adverse to Parent or
      Merger  Sub,  its  recommendation  in favor of the Merger or (ii) take any other action or make any other public  statement  in  connection  with the
      Company  Stockholder  Meeting   inconsistent  with  such   recommendation;
      provided,  that at any time prior to obtaining the  Requisite  Stockholder
      Vote, if the Company  receives an Acquisition  Proposal which the Board of
      Directors of the Company  concludes in good faith  constitutes  a Superior
      Proposal,  the Board of Directors of the Company may (i) cause the Company to terminate this Agreement  pursuant to Section  9.01(g) to  concurrently enter into a definitive  agreement with respect to such Superior  Proposal or  (ii)  withdraw  or  modify  its  approval  of  this  Agreement  or its recommendation  that the Company's  stockholders  adopt this Agreement and approve the  Transactions  if, in each case, the Board  determines in good faith, after consultation with outside counsel,  that failure to take such action would violate its fiduciary duties under applicable Law;  provided, however,  that the Company shall not terminate this Agreement  pursuant to the  foregoing  clause (i) and any purported  termination  pursuant to the foregoing  clause  (i)  shall be void and of no force and  effect,  unless prior to such  termination  the Company pays the  Termination  Fee payable pursuant to Section 9.03,  the Company has complied with this Section 7.03 and such Acquisition Proposal continues to constitute a Superior Proposal;
      and provided,  further,  that the Company may not terminate this Agreement pursuant  to the  foregoing  clause  (i) and the  Board  may not  effect a withdrawal or modification  of its approval of this Agreement  pursuant to the foregoing  clause (ii) unless the Company  shall have  provided  prior written  notice to Parent,  at least four  business  days in advance  (the
      "Notice  Period"),  of its intention to withdraw or modify its approval of this  Agreement  or  terminate  this  Agreement to enter into a definitive agreement  with  respect to such  Superior  Proposal,  which  notice shall include a written  summary of the material  terms and  conditions  of such
      Superior  Proposal  (including  the  identity  of the  party  making  such
      Superior Proposal),  and shall have  contemporaneously  provided a copy of the relevant  proposed  transaction  agreements with the party making such

                                      A-42

      Superior  Proposal  and any other  material  documents  relating  thereto.
      During  the  Notice  Period,  the  Company  shall,  and  shall  cause  its
      Representatives to, negotiate with Parent and Merger Sub in good faith (to the  extent  Parent  and  Merger  Sub  desire to  negotiate)  to make such adjustments in the terms and conditions of this  Agreement,  and the Board shall take into  account any changes to the  financial  and other terms of this  Agreement  proposed by Parent in response to any such written notice by the Company or otherwise,  so that the  Acquisition  Proposal ceases to constitute a Superior  Proposal (it being  understood  and agreed that any amendment to the financial  terms or other term of such Superior  Proposal shall require a new written notice by the Company and a new  four-business day period).

(e)   Nothing  contained in this  Section  7.03 or  elsewhere in this  Agreement shall prohibit the Company from taking and disclosing to its  stockholders a position  contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act; provided,  that any such disclosure (other than a "stop, look and listen" letter or similar  communication of the type contemplated by  Rule  14d-9(f)  under  the  Exchange  Act)  shall  be  deemed  to be a withdrawal  of the  Board's  recommendation  in  favor  of this  Agreement pursuant to Section 7.03(d) unless the Board expressly  publicly reaffirms in such  disclosure  its  recommendation  in favor of the adoption of this
      Agreement.

(f)   The  Company   acknowledges   and  agrees  that  any   violations  of  the
      restrictions set forth in this Section 7.03 by any  Representative  of the
      Company or any of its Subsidiaries, shall be deemed to be a breach of this
      Section 7.03 by the Company.

(g)   The Company shall not, directly or indirectly, pay, reimburse or otherwise assume  liability  for, or agree or commit to pay,  reimburse or otherwise assume  liability  for,  any fees or  expenses of any person with whom the
      Company  holds  discussions  or to whom the Company  provides  information pursuant to this Section 7.03.

            SECTION 7.04 - - DIRECTORS' AND OFFICERS' INDEMNIFICATION

(a)   From and  after  the  Effective  Time,  the  Surviving  Corporation  shall indemnify  and  hold  harmless,  to the  fullest  extent  permitted  under applicable Law (and the Surviving  Corporation shall also advance expenses as  incurred  to  the  fullest  extent  permitted  under  applicable  Law;
      provided,  that the  person to whom  expenses  are  advanced  provides  an undertaking  to repay such  advances if it is ultimately  determined  that such person is not entitled to  indemnification),  each present and former director  and officer of the Company and its  Subsidiaries  (collectively,
      the  "Indemnified   Parties")  against  any  and  all  costs  or  expenses
      (including reasonable attorneys' fees), judgments,  fines, losses, claims, damages or  liabilities  incurred in connection  with any Action,  whether civil,  criminal,  administrative  or  investigative,  arising  out  of or pertaining  to any action or omission or matters  existing or occurring at or prior to the Effective Time,  including the  Transactions,  to the same extent as provided in the  certificate of  incorporation  or bylaws of the
      Company, or any other applicable contract, in effect on the date hereof.

(b)   For six years from the Effective  Time,  the Surviving  Corporation  shall maintain in effect for the benefit of the  directors  and  officers of the
      Company  currently  covered  by the  officers'  and  directors'  liability insurance policies of the Company an insurance and indemnification  policy with an  insurer  with a  Standard  &  Poor's  rating  of at  least A that provides  coverage for acts or omissions  occurring prior to the Effective
      Time (the "D&O Insurance") covering each such person on terms with respect to coverage and in amounts no less  favorable  than those of the Company's directors'  and officers'  insurance  policy in effect on the date of this
      Agreement;  provided, however, that the Surviving Corporation shall not be required to pay an annual  premium for the D&O Insurance in excess of 300%
      of the annual  premium  currently  paid by the Company for such  coverage;
      provided, further, that if the annual premiums for such insurance coverage exceed 300% of such annual premium, the Surviving Corporation shall obtain a policy with the greatest  coverage  available  for a cost not  exceeding such amount.  The Surviving  Corporation may satisfy its obligations under this Section  7.04(b) by purchasing a "tail" policy from an insurer with a
      Standard  & Poor's  rating  of at  least A under  the  Company's  existing directors' and officers'  insurance policy, that (i) has an effective term of six years from the  Effective  Time,  (ii)  covers  each  director  and officer  currently  covered  by the  Company's  directors'  and  officers'
      insurance  policy in effect on the date of this  Agreement for actions and omissions  occurring on or prior to the Effective Time, and (iii) contains terms that are no less  favorable  than those of the Company's  directors'
      and officers' insurance policy in effect on the date of this Agreement.

                                      A-43

(c)   The certificate of incorporation  and bylaws of the Surviving  Corporation shall contain provisions no less favorable with respect to indemnification than  are set  forth  in the  certificate  of  incorporation  and  bylaws, respectively,  of the Company,  unless any  modification  thereof shall be required  by Law and then  such  modification  shall  be made  only to the minimum  extent  required  by such  Law,  which  provisions  shall  not be amended,  repealed  or  otherwise  modified,  except as  provided  in this
      Section 7.04(c),  for a period of six years from the Effective Time in any manner that would affect  adversely the rights  thereunder of  individuals who, at or prior to the Effective  Time, were directors or officers of the
      Company or any of its Subsidiaries.

(d)   The provisions of this Section 7.04 are intended to be for the benefit of, and will be enforceable by, each  Indemnified  Party, his or her heirs and his or her representatives and are in addition to, and not in substitution for, any other rights to  indemnification  or  contribution  that any such person may have by contract or otherwise.

(e)   Notwithstanding  anything  herein to the contrary,  if any claim,  action, suit, proceeding or investigation (whether arising before, at or after the
      Effective Time) is made against any  Indemnified  Party or any other party covered by directors' and officers'  liability  insurance,  on or prior to the sixth  anniversary  of the  Effective  Time,  the  provisions  of this
      Section 7.04 shall continue in effect until the final  disposition of such claim, action, suit, proceeding or investigation.

(f)   If the  Surviving  Corporation  or any of its  successors  or assigns  (i)
      consolidates  with or merges  into any other  person  and shall not be the continuing or surviving  corporation  or entity of such  consolidation  or merger or (ii)  transfers all or  substantially  all of its properties and assets to any person,  then, and in each such case, proper provision shall be made so that the  successors  and assigns of the Surviving  Corporation shall assume the obligations set forth in this Section 7.04.

             SECTION 7.05 - FURTHER ACTION; REASONABLE BEST EFFORTS

(a)   As soon as  practicable,  and in any event no later than ten (10) business days after the date hereof,  each of the parties hereto shall (i) file any
      Notification and Report Forms and related material required to be filed by it with the Federal Trade  Commission  and the  Antitrust  Division of the
      United  States  Department  of Justice  under the HSR Act with  respect to transactions  contemplated  hereby and (ii) make all such other filings to obtain the consent and approval of any Governmental  Authorities under any
      Applicable Non-U.S.  Antitrust Laws, and in each case, shall promptly make any further  filings  pursuant  thereto that may be  necessary,  proper or advisable. Each of the parties shall furnish to the other such information and assistance as the other shall  reasonably  request in connection  with the  preparation  of any  submissions  to, or agency  proceedings  by, any
      Governmental  Authority  under the HSR Act or any Non-U.S.  Antitrust Law, and each of the  parties  shall keep the other  promptly  apprised  of the content and status of any communications  with, and  communications  from,
      any   Governmental   Authority   with   respect  to  the  Merger  and  the
      Transactions.  The  parties  shall seek early  termination  of the waiting period  under  the  HSR Act  and,  to the  extent  applicable,  under  any
      Applicable  Non-U.S.  Antitrust  Law in  which a filing  has been  made in respect of the Merger by the parties.  Each party shall use its reasonable best efforts to obtain any and all clearances pursuant to the filings made under  the HSR Act and the  Applicable  Non-U.S.  Antitrust  Laws.  To the
      extent practicable and permitted by a Governmental  Authority,  each party hereto shall permit  representatives  of the other party to participate in meetings  (whether  by  telephone  or in  person)  with such  Governmental
      Authority.

(b)   Notwithstanding  anything to the contrary in this Agreement, in connection with obtaining any approval or consent from any person with respect to the
      Merger,  (i) without the prior written  consent of Parent (which shall not be  unreasonably  withheld or delayed),  none of the Company or any of its
      Subsidiaries  shall pay or commit to pay to such person whose  approval or consent  is being  solicited  any cash or  other  consideration,  make any commitment  or incur any liability due to such person and (ii) no party or its  Affiliates  shall be  required to pay or commit to pay to such person
      whose   approval  or  consent  is  being   solicited  any  cash  or  other
      consideration,  make any commitment or to incur any  liability;  provided, however,  that  such  party  shall  give  the  other  parties  hereto  the opportunity to make such payments.

                                      A-44

                       SECTION 7.06 - PUBLIC ANNOUNCEMENTS

Parent and the Company agree that no public release or  announcement  concerning the Transactions or the Merger shall be issued by either party without the prior consent of the other party (which consent shall not be  unreasonably  withheld), except as such  release or  announcement  may be required by Law or the rules or regulations of any securities exchange, in which case the party required to make the release or announcement  shall use its best efforts to allow the other party reasonable  time to comment on such release or  announcement  in advance of such issuance;  provided,  however,  that each of Parent and the Company may make any public  statement  in  response to specific  questions  by the press,  analysts,
investors  or  those  attending   industry   conferences  or  financial  analyst
conference  calls,  so long as any such  statements  are not  inconsistent  with previous  public  releases  or  announcements  made by Parent or the  Company in compliance  with this  Section  7.06 and do not  reveal  non-public  information regarding the other party.

                    SECTION 7.07 - CONFIDENTIALITY AGREEMENT

The Company hereby waives the provisions of the Confidentiality Agreement as and to the extent necessary to permit the consummation of the  Transactions.  At the
Effective Time, the Confidentiality Agreement shall be deemed to have terminated without further action by the parties thereto.  If this Agreement is terminated, each party shall return to the other party or destroy any documents furnished by the other  party and all copies  thereof any of them may have made and will hold in confidence any information obtained from the other party except to the extent
(a) such party is required to retain or disclose such  information by applicable
Law or such retention or disclosure is necessary in connection  with the pursuit or defense of a claim,  (b) such  information  was known by such party  prior to
such  disclosure  or  was  thereafter   developed  or  obtained  by  such  party
independent  of  such  disclosure  or (c)  such  information  becomes  generally available to the public other than by breach of this Section 7.07.  Prior to any disclosure  of  information  pursuant  to the  exception  in  clause  (a) of the preceding  sentence,  the party intending to disclose such information  shall so notify the party that  provided  such  information  in order that such party may seek a protective order or other appropriate remedy should it choose to do so.

                            SECTION 7.08 - FINANCING

[Intentionally omitted]

                        SECTION 7.09 - ADVICE OF CHANGES

The Company  shall  promptly  advise Parent of any change or event (a) having or that could be reasonably  expected to have a Material Adverse Effect or (b) that the Company believes would or would be reasonably  likely to cause or constitute a  material  breach  of any  of its  representations,  warranties  or  covenants contained in this Agreement;  provided,  that no such notification  shall affect the  representations,  warranties,  covenants or  agreements  of the Company (or remedies  with respect  thereto) or the  conditions  to the  obligations  of the parties under this  Agreement.  The Company shall give prompt  written notice to
Parent of any notice or other communication (x) from any person and the response thereto  of the  Company  or the  Subsidiaries  or its or their  Representatives alleging  that the consent of such  person is or may be  required in  connection with this Agreement or the Transactions, and (y) from any Governmental Authority and the  response  thereto of the  Company or the  Subsidiaries  or its or their
Representatives in connection with this Agreement or the Transactions.

     SECTION 7.10 - ENVIRONMENTAL PERMIT TRANSFER, ASSIGNMENT AND REISSUANCE

Prior to and after the  Effective  Time,  the Company shall assist Parent in the transfer,  assignment or securing of reissuance of any Environmental Permits and in the provision of any required  notice,  to the extent necessary for Parent to be capable of  continued  operation of the  Company's  business or to the extent that such Environmental Permits are required under applicable Environmental Laws to be  transferred,  assigned  or  reissued  or  notification  is required to be provided.

                                      A-45

                        SECTION 7.11 - TRANSFER STATUTES

The Company shall have provided to Parent  documentation  satisfactory to Parent that the  Transactions  do not trigger any filing  requirement  or other  action under any environmental transfer statute,  including the Connecticut Transfer of
Hazardous Waste Establishments Act (Connecticut General Statutes ss.22a-134,  ET
SEQ.) and the New Jersey Industrial Site Recovery Act (N.J.S.A.  ss.13:1K-6,  ET
SEQ.), as amended, and any rules or regulations promulgated thereunder.

                                      A-46

                                    ARTICLE 8

                            CONDITIONS TO THE MERGER

                     SECTION 8.01 - CONDITIONS TO THE MERGER

The  obligations  of each party to consummate the Merger shall be subject to the satisfaction or waiver (where  permissible),  at or prior to the Effective Time, of the following conditions:

(a)   Stockholder  Approval.  This  Agreement  shall  have been  adopted  by the
      requisite   affirmative  vote  of  the  stockholders  of  the  Company  in accordance with the DGCL and the governing documents of the Company.

(b)   No Order.  No  Governmental  Authority  in the  United  States  shall have enacted,  issued,  promulgated,  enforced  or  entered  any  Law or  Order
      (whether  temporary,  preliminary or permanent) that is then in effect and has the  effect of making the Merger  illegal  or  otherwise  restricting, preventing or prohibiting consummation of the Merger.

(c)   HSR Act and Applicable  Non-U.S.  Antitrust Laws. The waiting period under the  HSR  Act  shall  have  expired  or been  terminated,  and  all  other authorizations, consents, orders or approvals of, or declarations with, or expirations  of waiting  periods  imposed by, any  Governmental  Authority pursuant to all other Applicable  Non-U.S.  Antitrust Laws shall have been obtained, or shall have occurred.

      SECTION 8.02 - CONDITIONS TO THE OBLIGATIONS OF PARENT AND MERGER SUB

The obligations of Parent and Merger Sub to consummate the Merger are subject to the  satisfaction  or waiver (where  permissible),  at or prior to the Effective
Time, of the following additional conditions at or prior to the Effective Time:

(a)   Representations and Warranties. Each of the representations and warranties of the Company  contained in this  Agreement (i) shall be true and correct as of the date of this Agreement and (ii) shall be true and correct in all material  respects as of the  Effective  Time, as though made at and as of the Effective Time; provided, that (A) with respect to representations and warranties  contained in Section 4.03, such representations and warranties shall  be true  and  correct  in all  respects,  (B)  representations  and warranties  that address matters only as of a particular date shall remain true and correct in all respects as of such date,  (C) in the case of this clause (ii) only, all "Material Adverse Effect"  qualifications  and other qualifications  based on the word  "material",  the  word  "knowledge"  or similar phrases contained in such  representations and warranties shall be disregarded  and  (D)  any  update  of  or  modification  to  the  Company
      Disclosure  Letter made or  purported  to have been made after the date of this Agreement shall be disregarded.

(b)   Agreements  and  Covenants.  The  Company  shall  have  performed,  in all material  respects,  all  obligations  and complied  with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Effective Time.

(c)   Officer  Certificate.  The  Company  shall  have  delivered  to  Parent  a certificate, dated the date of the Closing, signed by the President or any executive  officer of the Company,  certifying in such capacity but not as an  individual  as to the  satisfaction  of the  conditions  specified  in
      Sections 8.02(a) and 8.02(b).

(d)   Material  Adverse Effect.  No Material  Adverse Effect shall have occurred since the date of this Agreement.

(e)   No Restraints.  There shall not be instituted or pending or threatened any
      Action in which a Governmental  Authority is challenging the Merger or the
      Transactions or seeking to restrain or prohibit consummation of the Merger or the  Transactions  or seeking to restrain or prohibit,  limit or impose restrictions  on (or the  disposition  of any of)  the  operations  of the
      Company, Parent or their respective Affiliates, or any material portion of their respective businesses or assets, and (i) all consents, approvals and authorizations  required to be obtained from  Governmental  Authorities to consummate  the Merger  shall have been  obtained  and (ii) all  consents, approvals  and  authorizations  from third  parties under any contract set forth on Section 4.05(a) of the Company Disclosure Letter, shall have been obtained.

                                      A-47

(f)   Dissenting  Shares.  The number of shares of Company  Common Stock held by holders demanding appraisal rights,  pursuant to the provisions of Section
      262 shall represent less than 12 percent of the outstanding Company Common
      Stock as of the Effective Time.

(g)   Options.  The number of shares of Company  Common Stock held by holders of
      Company  Stock  Awards  granted  under the 2000  Stock  Plan that have not consented  to  the  acceleration  of  their  Company  Stock  Awards  shall represent less than 2.50 percent of the  outstanding  Company Common Stock as of the Effective Time.

           SECTION 8.03 - CONDITIONS TO THE OBLIGATIONS OF THE COMPANY

The  obligations  of the  Company to  consummate  the Merger are  subject to the
satisfaction  or  waiver  (where   permissible)  of  the  following   additional
conditions, at or prior to the Effective time:

(a)   Representations and Warranties. Each of the representations and warranties of Parent and Merger Sub contained in this Agreement (i) shall be true and correct  as of the  date of this  Agreement  and  (ii)  shall  be true and correct in all material  respects as of the Effective Time, as though made at and as of the Effective Time,  provided,  that (A)  representations and warranties  that address matters only as of a particular date shall remain true and  correct in all  respects  as of such date and (B) in the case of this clause (ii) only, all qualifications  based on the word "material" or similar phrases contained in such  representations and warranties shall be disregarded.

(b)   Agreements and Covenants.  Parent and Merger Sub shall have performed,  in all material  respects,  all obligations or complied with, in all material respects, all agreements and covenants to be performed or complied with by them under this Agreement on or prior to the Effective Time.

(c)   Officer  Certificate.  Parent  shall  have  delivered  to  the  Company  a certificate, dated the date of the Closing, signed by the President or any executive  officer of Parent,  certifying  in such  capacity but not as an individual as to the satisfaction of the conditions  specified in Sections
      8.03(a) and 8.03(b).

                                      A-48

                                    ARTICLE 9

                        TERMINATION, AMENDMENT AND WAIVER

                           SECTION 9.01 - TERMINATION

This Agreement may be terminated and the Merger and the other  Transactions  may be  abandoned  at any time  prior to the  Effective  Time,  notwithstanding  any requisite approval and adoption of this Agreement and the Transactions (the date of any such termination, the "Termination Date") as follows:

(a)   By mutual  written  consent of each of Parent,  Merger Sub and the Company duly  authorized by the Boards of Directors of Parent,  Merger Sub and the
      Company; or

(b)   By either Parent, Merger Sub or the Company, by written notice, if (i) the
      Effective  Time  shall not have  occurred  on or  before  the later of (x)
      November 30, 2007 and (y) the date that is six weeks following the date on which the Requisite  Stockholder  Vote is obtained  (the  "Outside  Date";
      provided,  however,  that the right to terminate this Agreement under this
      Section  9.01(b)  shall not be  available  to any party  whose  failure to fulfill  any  obligation  under this  Agreement  has been the cause of, or resulted in, the failure of the Merger to be consummated on or before such date; or

(c)   By either Parent, Merger Sub or the Company if any Governmental  Authority
      shall have enacted, issued, promulgated,  enforced or entered any Order or applicable Law or taken any other action (including the failure to take an action)  that  is,  in  each  case,  then  in  effect  and  is  final  and nonappealable  and  has  the  effect  of  preventing  or  prohibiting  the consummation of the Merger provided,  however, that the right to terminate this  Agreement  under this Section  9.01(c) shall not be available to any party whose  failure to fulfill any  obligation  under this  Agreement has been the cause of , or resulted  in, any such Order to have been  enacted, issued,  promulgated,  enforced or entered or any such action to have been taken or omitted to be taken; or

(d)   By written notice of Parent or Merger Sub if any of the following  actions or  events  occur  or  circumstances  exist  and  whether  or not they are permitted by the terms hereof:

      (i)      the Board withholds,  withdraws,  amends, modifies or changes its recommendation  of the  adoption  of this  Agreement  in a manner adverse  to  Parent  or  Merger  Sub or shall  have  resolved  or publicly  proposed to do so (including any disclosure as a result of its  fiduciary  duty of  disclosure  having  the  effect of an adverse  modification)  or been  deemed to have  effected  such a withdrawal pursuant to Section 7.03(e),

      (ii)     the Board  shall  have  recommended  to the  stockholders  of the
               Company  an  Acquisition  Proposal  or  shall  have  resolved  or publicly  proposed to do so or shall have entered into any letter of intent or  similar  document  or any  contract  accepting  any
               Acquisition Proposal,

      (iii)    the Board fails to reaffirm  its  recommendation  in favor of the
               Merger within ten days  following a request by Parent at any time when an  Acquisition  Proposal  has been made and not rejected by the Board,

      (iv)     the Company  shall have  breached its  obligations  under Section
               7.03,

      (v)      a tender offer or exchange  offer for five percent or more of the outstanding shares of Company Common Stock is commenced,  and the
               Board fails to recommend  within ten days against  acceptance  by
               its   stockholders   of  such  tender  offer  or  exchange  offer
               (including by taking no position  with respect to the  acceptance of such tender offer or exchange offer by its stockholders), or

      (vi)     any  securities  shall have been sold  pursuant to the  Secondary
               Offering; or

                                      A-49

(e)   By written  notice of Parent or Merger  Sub (if Parent is not in  material breach of its obligations or its representations and warranties under this
      Agreement),   if  there  has  been  a  breach  by  the   Company   of  any
      representation,   warranty,   covenant  or  agreement  contained  in  this
      Agreement,  or if any representation or warranty of the Company shall have become untrue,  in either case that would reasonably be expected to result in a failure of a  condition  set forth in  Section  8.02(a) or 8.02(b) (a
      "Terminating Company Breach");  provided, that if such Terminating Company
      Breach is  reasonably  curable  by the  Company  within 20 days  after the occurrence of such Terminating  Company Breach through the exercise of its reasonable  best  efforts  and  for as long as the  Company  continues  to exercise  such  reasonable  best efforts,  Parent may not  terminate  this
      Agreement  under this Section  9.01(e) until the earlier of the expiration of such 20-day period and the Outside Date;

(f)   By written notice of the Company (if the Company is not in material breach of its  obligations  or its  representations  and  warranties  under  this
      Agreement),  if there has been a breach  by Parent of any  representation, warranty,  covenant or agreement  contained in this  Agreement,  or if any representation  or warranty of Parent shall have become untrue,  in either case that  would  reasonably  be  expected  to  result  in a failure  of a condition set forth in Section 8.03(a) or 8.03(b) (a  "Terminating  Parent
      Breach");  provided,  that if such Terminating Parent Breach is reasonably curable by Parent  within 20 days of the  occurrence  of such  Terminating
      Parent Breach through the exercise of its reasonable  best efforts and for as long as Parent continues to exercise such reasonable best efforts,  the
      Company may not terminate this Agreement  under this Section 9.01(f) until the earlier of the  expiration of such 20-day period and the Outside Date;
      or

(g)   Prior to the  approval  of this  Agreement  by the  requisite  vote of the stockholders  of  the  Company,  by  written  notice  of  the  Company  in accordance  with  Section  7.03(d),  if the Board shall have  concurrently entered into a definitive  agreement with respect to a Superior  Proposal;
      or

(h)   By Parent,  Merger Sub or the  Company,  if, at the Special  Meeting,  the
      Requisite Stockholder Vote is not obtained.

                      SECTION 9.02 - EFFECT OF TERMINATION

In the event of the termination of this Agreement pursuant to Section 9.01, this
Agreement  shall  forthwith  become void, and there shall be no liability on the part of any party hereto or any of their respective Affiliates or the directors, officers,  employees,  agents or  Representatives of any of them, and all rights and  obligations  of each party hereto  shall cease,  except (i) as set forth in this Section  9.02 and in Section  9.03 and Article 10; and (ii) nothing  herein shall relieve any party from liability for any breach of this Agreement. Without limiting the foregoing, Sections 7.02(c), 7.06, 7.07, this Section 9.02, Section
9.03 and Article 10 shall survive the termination of this Agreement.

                        SECTION 9.03 - FEES AND EXPENSES

(a)   Except as otherwise set forth in this Section 9.03, all Transaction  Costs incurred in connection with this Agreement and the  Transactions  shall be paid by the  party  incurring  such  expenses,  whether  or not any of the
      Transactions  is  consummated.  As used in  this  Agreement,  "Transaction
      Costs" shall include all reasonable  out-of-pocket expenses (including all fees and expenses of counsel,  accountants,  investment bankers, financing sources,  experts and  consultants  to a party hereto and its  Affiliates)
      incurred by a party or on its behalf in connection  with or related to the authorization,  preparation, negotiation, execution or performance of this
      Agreement,  the  preparation,  printing,  filing or  mailing  of the Proxy
      Statement, the solicitation of stockholder approvals and all other matters related to the consummation of the Transactions;  PROVIDED THAT whether or not the Transactions are consummated, the aggregate amount of all fees and
      expenses   incurred  in   connection   with  the  filings  and   approvals
      contemplated  by Section  7.05(a)  shall be borne fifty  percent  (50%) by
      Parent and fifty percent (50%) by the Company.

(b)   The Company agrees that if this Agreement shall be terminated by

      (i)      Parent or Merger Sub  pursuant  to Section  9.01(d)  (other  than
               Section 9.01(d)(iii)),

                                      A-50

      (ii)     the Company pursuant to Section 9.01(g), or

      (iii)    Parent,  Merger Sub or the Company pursuant to Sections  9.01(b),
               9.01(e) or 9.01(h),  if prior to such  termination an Acquisition
               Proposal shall have been made to the Company,  publicly announced or  otherwise  disclosed to the  stockholders  of the Company and within one year of the date of such  termination,  the Company or any of its Subsidiaries  enters into a definitive  agreement with respect to, or consummates the  transactions  contemplated by, or the Board recommends that the Company stockholders approve, adopt or accept, any Acquisition  Proposal,  then the Company shall pay
               Parent the  Termination  Fee in immediately  available  funds (x)
               within two business days after the termination  date, in the case of  clause  (i),  (y) prior to such  termination,  in the case of clause (ii),  and (z) within two business  days after the date of the event giving rise to the obligation to make such payment,  in the case of clause (iii).

In no event shall payment of more than one Termination Fee be made. In addition, in the event of a  termination  pursuant  to Sections  9.01(e) or  9.01(h),  any amounts paid under  Section  9.03(d) shall be credited  against the  Termination
Fee.

(c)   "Termination Fee" means $5,100,000.

(d)   If this  Agreement is terminated by Parent or Merger Sub, on the one hand, or the  Company,  on the other  hand,  pursuant  to Section  9.01(h) or by
      Parent or Merger Sub pursuant to Section  9.01(e),  then the Company shall pay as promptly as possible  (but in any event within two  business  days)
      following  receipt of an invoice  therefor  all the actual and  reasonably documented  out-of-pocket  fees and expenses  (including  reasonable legal fees and expenses and loan  commitment  fees) actually  incurred by Parent and its  Affiliates on or prior to the  termination  of this  Agreement in connection with the transactions contemplated by this Agreement, which, in any  event,  shall not be  greater  than (x)  $400,000  in the event  this
      Agreement is terminated  pursuant to Section 9.01(h) and (y) $1,700,000 in the event this  Agreement is terminated  pursuant to Section  9.01(e),  as directed in writing by Parent ("Termination  Expenses").  If a Termination
      Fee is paid by the  Company to Parent at any time after the  Company  pays
      Parent Termination Expenses,  the Termination Fee shall be reduced by such
      Termination Expenses previously paid.

(e)   The Company  acknowledges  that the  agreements  contained in this Section
      9.03  are an  integral  part  of the  transactions  contemplated  by  this
      Agreement  and that  without  these  agreements,  neither  the Company nor
      Parent would enter into this  Agreement.  If the Company shall fail to pay the  Termination  Fee or Termination  Expenses when due, the Company shall reimburse the other party for all costs and expenses  actually incurred or accrued by such other party  (including  reasonable  fees and  expenses of counsel) in connection  with the collection  under and enforcement of this
      Section 9.03, together with interest on the amount of the fee at the prime rate of Citibank, N.A. in effect such payment was required to be made.

(f)   Parent  agrees that if this  Agreement  shall be terminated by the Company pursuant to Section 9.01(f),  then Parent shall pay the Company $3,800,000
      (the "Parent  Termination Fee") in immediately  available funds within two business days after the date of the event giving rise to the obligation to make such payment.

(g)   Notwithstanding  anything to the contrary in this Agreement, the Company's right to receive the Parent  Termination  Fee pursuant to Section  9.03(f)
      shall be the exclusive remedy of the Company against Parent, Merger Sub or any of  their  respective  Affiliates,  stockholders,  partners,  members, directors,  officers, agents or Representatives for any loss suffered as a result of the  breach  of this  Agreement  by Parent or Merger  Sub or the failure of the Merger to be  consummated  and,  upon payment of the Parent
      Termination Fee pursuant to Section 9.03(f), none of Parent, Merger Sub or any of  their  respective  Affiliates,  stockholders,  partners,  members, directors,  officers,  agents or  Representatives  shall have any  further liability or  obligation  relating to or arising out of this  Agreement or the Transactions.

                                      A-51

                            SECTION 9.04 - AMENDMENT

This  Agreement  may be amended by the parties  hereto by action  taken by or on behalf  of  their  respective  Boards  of  Directors  at any  time  prior to the
Effective  Time;  provided,  that,  after the adoption of this  Agreement by the stockholders  of the  Company,  no  amendment  may be made that would reduce the amount or change  the type of  consideration  into  which  each  Share  shall be converted upon consummation of the Merger or that would otherwise by Law require
approval  of  the  stockholders  of  the  Company,   without  approval  of  such
stockholders. This Agreement may only be amended pursuant to a written agreement signed by each of the parties hereto.

                              SECTION 9.05 - WAIVER

At any time  prior to the  Effective  Time,  any  party  hereto  may in its sole discretion  (i) extend the time for the  performance  of any obligation or other act of any other party hereto,  (ii) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto and
(iii) waive  compliance with any agreement or condition  contained  herein.  Any such  extension or waiver shall be valid only if set forth in an  instrument  in writing signed by the party or parties to be bound thereby.

                                      A-52

                                   ARTICLE 10

                               GENERAL PROVISIONS

   SECTION 10.01 - NON-SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS

The representations, warranties and agreements in this Agreement shall terminate at the Effective  Time or upon the  termination  of this  Agreement  pursuant to
Section  9.01,  as the case may be,  except  that the  agreements  set  forth in
Articles 3 and 10 and Section 7.04 shall  survive the  Effective  Time and those set forth in Sections  7.02(c),  7.06,  7.07, 7.10, 9.02 and 9.03 and Article 10
shall survive termination indefinitely.

                             SECTION 10.02 - NOTICES

All notices,  requests, claims, demands and other communications hereunder shall be in  writing  and shall be given  (and shall be deemed to have been duly given upon  receipt) by delivery in person,  by facsimile,  by a recognized  overnight courier  service or by registered or certified  mail  (postage  prepaid,  return receipt requested) to the respective  parties at the following  addresses (or at such  other  address  for a party  as shall be  specified  in a notice  given in accordance with this Section 10.02):

if to Parent or Merger Sub:

               Brand Holdings Limited
               Unit A, Brook Park, Meadow Lane
               Shirebrook, Mansfield
               NH20 8RY
               UNITED KINGDOM
               Attention: Company Secretary
               Facsimile: +44 870 731 9137

with a copy (which shall not constitute notice) to:

               Freshfields Bruckhaus Deringer  Freshfields Bruckhaus Deringer LLP
               65 Fleet Street                 520 Madison Avenue, 34th Floor
               London, EC4Y 1HS                New York, NY 10022
               UNITED KINGDOM                  UNITED STATES OF AMERICA
               Attention: Chris Mort           Attention: Matthew F. Herman, Esq.
                          Sarah Murphy         Fax: +1 212 277 4001
               Fax:+ 44 207 832 7001

if to the Company:

               Everlast Worldwide Inc.
               1350 Broadway
               Suite 2300
               New York,
               NY  10018
               Attention: Seth Horowitz
               Facsimile: 212-239-4261

                                      A-53

with a copy (which shall not constitute notice) to:

               Olshan Grundman Frome
               Rosenzweig & Wolosky LLP
               Park Avenue Tower
               65 East 55th Street
               New York,
               NY   10022
               Attention: Robert H. Friedman, Esq.
               Facsimile: (212) 451-2222

                          SECTION 10.03 - SEVERABILITY

If any  term or  other  provision  of this  Agreement  is  invalid,  illegal  or incapable  of being  enforced  by any rule of law, or public  policy,  all other conditions and provisions of this Agreement  shall  nevertheless  remain in full force and effect so long as the economic or legal substance of the  Transactions is not  affected  in any  manner  materially  adverse  to any  party.  Upon such determination that any term or other provision is invalid,  illegal or incapable of being  enforced,  the parties hereto shall  negotiate in good faith to modify this Agreement so as to effect the original  intent of the parties as closely as possible  in a  mutually  acceptable  manner in order that the  Transactions  be consummated as originally contemplated to the fullest extent possible.

                  SECTION 10.04 - ENTIRE AGREEMENT; ASSIGNMENT

This Agreement  constitutes the entire  agreement among the parties with respect to the  subject  matter  hereof and  supersedes,  except as set forth in Section
7.02(c)  and except  for the SDI  Letter  Agreement,  all prior  agreements  and undertakings,  both written and oral,  among the parties,  or any of them,  with respect to the subject  matter hereof.  This Agreement  shall not be assigned by operation of law or  otherwise  without the prior  written  consent of the other parties,  and any assignment without such consent shall be null and void. except that Parent and Merger Sub may assign all or any of their rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Parent,  provided that no such  assignment  shall relieve the assigning  party of its  obligations hereunder.

                       SECTION 10.05 - PARTIES IN INTEREST

This  Agreement  shall be binding  upon and inure  solely to the benefit of each party hereto, and nothing in this Agreement,  express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement,  other than Section 7.06 (which is  intended to be for the  benefit of the  persons  covered  thereby and may be enforced by such persons).

                      SECTION 10.06 - SPECIFIC PERFORMANCE

The parties  hereto agree that  irreparable  damage would occur in the event any provision of this  Agreement  were not  performed in  accordance  with the terms hereof and that the parties  shall be entitled  to specific  performance  of the terms hereof, in addition to any other remedy at law or equity.

                          SECTION 10.07 - GOVERNING LAW

This Agreement shall be governed by,  construed and enforced in accordance with, the  Laws of the  State of  Delaware  without  regard  to the  conflict  of laws principles  thereof.  All actions and proceedings  arising out of or relating to this Agreement  shall be heard and determined  exclusively in any Delaware state or  federal  court.  The  parties  hereto  hereby  (a)  submit to the  exclusive jurisdiction  of any  Delaware  state or  federal  court for the  purpose of any
Action arising out of or relating to this Agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise,  in any such Action,  any claim that it is not subject  personally to the  jurisdiction  of the  above-named  courts,  that its  property is exempt or immune  from  attachment  or  execution,  that  the  Action  is  brought  in  an inconvenient  forum,  that the  venue of the  Action is  improper,  or that this
Agreement  or  the  Transactions  may  not  be  enforced  in or by  any  of  the above-named  courts;  provided,  however,  that such consent to  jurisdiction is

                                      A-54

solely for the purpose referred to in this Section 10.07 and shall not be deemed to be a general  submission to the jurisdiction of such court or in the State of
Delaware other than for such purposes.

                      SECTION 10.08 - WAIVER OF JURY TRIAL

Each of the parties  hereto  hereby  waives to the fullest  extent  permitted by applicable  Law any  right it may have to a trial by jury  with  respect  to any
Action  directly or indirectly  arising out of, under or in connection with this
Agreement or the Transactions.  Each of the parties hereto (a) certifies that no representative,  agent or attorney of any other party has represented, expressly or otherwise,  that such other party would not, in the event of any Action, seek to enforce  that  foregoing  waiver and (b)  acknowledges  that it and the other parties  hereto  have  been  induced  to  enter  into  this  Agreement  and  the
Transactions,  as  applicable,  by, among other things,  the mutual  waivers and certifications in this Section 10.08.

                         SECTION 10.09 - INTERPRETATION

(a)   When a reference  is made in this  Agreement  to an Article,  a Section or
      Exhibit,  such  reference  shall be to an Article  of, a Section of, or an
      Exhibit to, this Agreement unless otherwise indicated.

(b)   The table of contents and headings  contained  in this  Agreement  are for reference  purposes  only and shall not  affect in any way the  meaning or interpretation of this Agreement.

(c)   Whenever the words  "include",  "includes" or "including" are used in this
      Agreement,  they  shall be deemed  to be  followed  by the words  "without limitation."

(d)   The  words  "hereof,"  "herein,"  "hereby"  and  "hereunder"  and words of similar import when used in this  Agreement  shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(e)   All terms defined in this Agreement  shall have the defined  meanings when used in any  certificate  or other  document  made or  delivered  pursuant hereto unless otherwise defined therein.

(f)   The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the  masculine as well as to the feminine and neuter genders of such term.

(g)   Any contract,  instrument  or statute  defined or referred to herein or in any contract or instrument that is referred to herein means such contract,
      instrument  or  statute  as  from  time  to  time  amended,   modified  or
      supplemented  (in the case of contracts to the extent  permitted  hereby), including (in the case of contracts or  instruments)  by waiver or consent and (in the  case of  statutes)  by  succession  of  comparable  successor statutes  and  references  to  all  attachments  thereto  and  instruments incorporated  therein.  References  to a person are also to its  permitted successors and assigns.

                          SECTION 10.10 - COUNTERPARTS

This   Agreement  may  be  executed  and   delivered   (including  by  facsimile
transmission) in one or more  counterparts,  and by the different parties hereto in separate  counterparts,  each of which when executed shall be deemed to be an original  but all of which  taken  together  shall  constitute  one and the same agreement.

                 SECTION 10.11 - EFFECTIVENESS OF THIS AGREEMENT

Notwithstanding  the execution and delivery of this Agreement on the date hereof by the parties  hereto,  this  Agreement  shall not be  effective  (and  binding obligations  shall not be created)  unless and until each of the following shall have been satisfied (or waived in writing by Parent):

      (i)      The  Original  Merger  Agreement  shall have been  terminated  in accordance with its terms  immediately  prior to the execution of this Agreement;

                                      A-55

      (ii)     The  "Termination   Fee"  (as  defined  in  the  Original  Merger
               Agreement) payable under the Original Merger Agreement shall have been  paid in full and shall not have  exceeded  $3,000,000,  and neither the Company  nor any of its  Subsidiaries  shall have any liability, debts or other obligations to any person in connection therewith or the transactions contemplated thereby;

      (iii)    Parent and Merger Sub shall have entered into a voting  agreement with The Estate of George Q Horowitz (the "Estate"),  pursuant to which the Estate  will vote (or  execute  consents in respect of)
               all of the shares owned by it (being at least 515,941  Shares) in
               favor  of  approval  of  this  Agreement  and  the   transactions
               contemplated  by  this  Merger  Agreement,  against  any  action, proposal,  transaction or agreement  involving the Company or its
               Subsidiaries  that  would  reasonably  be  expected  to  prevent, impede,  frustrate,  interfere with, delay, postpone or adversely affect the Merger or the other transactions  contemplated by this
               Agreement  and against  any  Acquisition  Proposal  other than an
               Acquisition  Proposal made by the Parent,  and otherwise on terms substantially  identical to the voting agreement  entered into by the  Estate in  connection  with the  Original  Merger  Agreement
               (which  prior to the date hereof has been amended or clarified to correct the factual  error in the  definition  of "Owned  Shares"
               therein and (ii)  thereby  terminate,  with respect to all of the shares owned by the Estate in connection  with the termination of the Original Merger Agreement);

      (iv)     The "Company Disclosure Letter" furnished in connection with this
               Agreement  not shall  contain  any  information  relating  to the
               Company or its Subsidiaries,  its or their business operations or prospects  that is adverse when compared to the  information  set forth in the "Company  Disclosure Letter" furnished in connection with the Original Merger Agreement.

IN  WITNESS  WHEREOF,  Parent,  Merger  Sub and the  Company  have  caused  this
Agreement to be executed as of the date first written above by their  respective officers thereunto duly authorized.

                                BRANDS HOLDINGS LIMITED

                                By: /s/ Robert Mellors
                                    --------------------------------------------
                                    Name:  Robert Mellors
                                    Title: Group Financial Director

                                EWI ACQUISITION, INC.

                                By: /s/ David Forsey
                                    --------------------------------------------
                                    Name:  David Forsey
                                    Title: Chairman, CEO and President

                                EVERLAST WORLDWIDE INC.

                                By: /s/ Seth A. Horowitz
                                    --------------------------------------------
                                    Name:  Seth A. Horowitz
                                    Title: President and CEO

                                      A-56

                                     ANNEX B

                                                                  EXECUTION COPY

                 AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

                            DATED AS OF JUNE 29, 2007

THIS AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER, dated as of June 29,
2007 (this "Amendment"), is made by and among: (1) BRANDS HOLDINGS LIMITED, a private company limited by shares incorporated in England and Wales
("Parent"); (2) EWI ACQUISITION, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"); and (3) EVERLAST WORLDWIDE INC., a
Delaware corporation (the "Company").

WHEREAS, as of June 28, 2007, Parent, Merger Sub and the Company entered into that certain Agreement and Plan of Merger (the "Original Merger Agreement"; any
term used herein without definition shall have the meaning set forth in the
Original Merger Agreement);

WHEREAS, pursuant to the terms and conditions hereof, Parent, Merger Sub and the
Company desire to amend certain of the terms and conditions of the Original
Merger Agreement; and

WHEREAS, the Boards of Directors of Parent, Merger Sub and the Company have each determined that it is in the best interests of their respective stockholders to consummate the Merger, upon the terms and subject to the conditions of the
Original Merger Agreement as amended by this Amendment, and such Boards of
Directors have approved the Original Merger Agreement and this Amendment and declared its advisability (and, in the case of the Board, have recommended that this Original Merger Agreement as amended by this Amendment, be adopted by the
Company's stockholders).

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Merger Sub and the Company hereby agree as follows:

SECTION 1.  AMENDMENT PROVISIONS.

      (a)   The reference to "$30.00 per share in cash" in Recital (E) of the
Original Merger Agreement is hereby deleted and replaced with the phrase "$33.00 per share in cash".

      (b)   Section 3.01(a) of the Original Merger Agreement is hereby deleted in its entirety and replaced with the following:

      "(a)  Conversion of Company Common Stock. Each Share (including Company
            Restricted Shares, but other than any Shares to be canceled pursuant to Section 3.01(b), Shares owned by any direct or indirect wholly owned Subsidiary and any Dissenting Shares) shall be canceled and converted automatically into the right to receive $33.00 in cash
            (the "Merger Consideration") payable, without interest, to the holder of such Share, upon surrender, in the manner provided in
            Section 3.02, of the Certificate that formerly evidenced such
            Share."

      (c)   Section 9.03(c) of the Original Merger Agreement is hereby deleted in its entirety and replaced with the following:

      "(c)  "Termination Fee" means $5,610,000."

      (d)   Section 9.03(d)(x) and (y) of the Original Merger Agreement are
hereby deleted in their entirety and replaced with the following (by replacing clauses (x) and (y) of the first sentence of Section 9.03(d) with the following):

                                      B-1

      "     (x) $440,000 in the event this Agreement is terminated pursuant to
            Section 9.01(h) and (y) $1,870,000 in the event this Agreement is terminated pursuant to Section 9.01(e), as directed in writing by
            Parent ("Termination Expenses")."

      (e)   Section 9.03(f) of the Original Merger Agreement is hereby deleted in its entirety and replaced with the following:

      "(f)  Parent agrees that if this Agreement shall be terminated by the
            Company pursuant to Section 9.01(f), then Parent shall pay the
            Company $4,180,000 (the "Parent Termination Fee") in immediately available funds within two business days after the date of the event giving rise to the obligation to make such payment."

SECTION 2.  MISCELLANEOUS.

      (a)   Except as modified by the terms of this Amendment, the provisions of the Original Merger Agreement shall remain in full force and effect (and any reference in the Original Merger Agreement to "this Agreement" (or "hereof,"
"herein" or like terms) shall be deemed a reference to the Original Merger
Agreement, as modified by the terms of this Amendment). Parent, Merger Sub and the Company acknowledge and agree that this Amendment constitutes a valid amendment of the Original Merger Agreement in accordance with Section 9.04 thereof.

      (b)   This Amendment shall be governed by, construed and enforced in accordance with, the Laws of the State of Delaware without regard to the conflict of laws principles thereof.

      (c)   This Amendment may be executed and delivered in one or more counterparts (including delivery by facsimile or portable document format), and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

                                      B-2

IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this
Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                         BRANDS HOLDINGS LIMITED

                                         By: /s/ Justin Barnes
                                             -----------------------------------
                                         Name: Justin Barnes
                                         Title: Head of Brands

                                         EWI ACQUISITION, INC.

                                         By: /s/ Justin Barnes
                                             -----------------------------------
                                         Name: Justin Barnes
                                         Title: Vice President

                                         EVERLAST WORLDWIDE INC.

                                         By: /s/ Seth A. Horowitz
                                             -----------------------------------
                                         Name: Seth A. Horowitz
                                         Title: President and CEO

                                      B-3

                                     ANNEX C

                     [LETTERHEAD OF PIPER JAFFRAY & CO.]

June 29, 2007

The Board of Directors
Everlast Worldwide Inc.
1350 Broadway, Suite 2300
New York, New York 10018

Members of the Board:

      You have requested our opinion as to the fairness,  from a financial point of view,  to the  holders  of  common  stock of  Everlast  Worldwide  Inc.  (the
"COMPANY") of the consideration to be received by holders of common stock in the transaction  described  below,  pursuant to an Agreement and Plan of Merger (the
"AGREEMENT"),  dated as of June 28, 2007 and amended on June 29, 2007, among the
Company,  Brands Holdings Limited (the  "PURCHASER")  and EWI Acquisition,  Inc.
(the  "ACQUISITION  SUB"),  a wholly  owned  subsidiary  of the  Purchaser.  The
Agreement  provides for the merger (the  "TRANSACTION")  of the  Acquisition Sub with and into the Company pursuant to which,  among other things,  each share of the  Company's  common stock  outstanding  will be  converted  into the right to receive $33.00 in cash. The terms of the Transaction are more fully set forth in the Agreement.

      Piper  Jaffray  & Co.,  as a  customary  part  of its  investment  banking business,  is engaged in the  valuation of  businesses  and their  securities in
connection   with  mergers  and   acquisitions,   underwriting   and   secondary
distributions  of  securities,  private  placements  and  valuations for estate, corporate and other purposes.  We will receive a fee for providing this opinion.
This opinion fee is not contingent upon the consummation of the Transaction. The
Company  has  also  agreed  to  indemnify  us  against  certain  liabilities  in connection  with our services.  Piper Jaffray is entitled to additional  fees in the  event  of  consummation  of the  Transaction.  We are  serving  as the lead underwriter in connection with the Company's  currently proposed public offering for which we would receive  customary fees if that transaction were to close and may seek to be engaged in the future to perform  investment banking services for the Company or the Purchaser. In the ordinary course of our business, we and our affiliates may actively  trade  securities of the Company for our own account or the account of our customers  and,  accordingly,  may at any time hold a long or short position in such securities.

      In connection with our review of the  Transaction,  and in arriving at our opinion,  we have  undertaken  such review,  analyses and inquiries as we deemed necessary and appropriate under the  circumstances.  Among other things, we have
(i) reviewed the  Agreement,  (ii) reviewed and analyzed  certain  financial and other data with respect to the Company  publicly  available or made available to us from  internal  records of the  Company  (including  in  connection  with the proposed sale of the Company's securities pursuant to a registration statement);
(iii)  reviewed and analyzed  certain  internal  financial  projections  for the
Company on a  stand-alone  basis  prepared for financial  planning  purposes and furnished to us by the  management of the Company;  (iv)  conducted  discussions with  members  of the  senior  management  of the  Company  with  respect to the business and prospects of the Company on a stand-alone  basis;  (v) reviewed the reported  prices and  trading  activity  of  Company  common  stock and  similar information  for certain  other  companies  deemed by us to be comparable to the
Company;  (vi)  compared the financial  performance  of the Company with that of certain other  publicly  traded  companies  deemed by us to be comparable to the
Company;  (vii) reviewed the financial terms, to the extent publicly  available,
of  certain  comparable  acquisition   transactions;   and  (viii)  performed  a
discounted  cash flows  analysis  for the  Company on a  stand-alone  basis.  In addition, we have conducted such other analyses,  examinations and inquiries and considered such other financial,  economic and market criteria as we have deemed necessary in arriving at our opinion.

      We have  relied  upon and assumed the  accuracy  and  completeness  of the financial, accounting and other information discussed with or reviewed by us and have not assumed  responsibility  independently to verify such  information.  We have further  relied upon the  assurances of the Company's  management  that the information  provided has been prepared on a reasonable basis in accordance with industry practice,  and that they are not aware of any information or facts that would make the  information  provided to us  incomplete or  misleading.  Without limiting the generality of the foregoing,  for the purpose of this opinion, with respect to financial forecasts,  estimates and other forward-looking information

                                      C-1

relating to the Company  reviewed by us, we have assumed  that this  information reflects the best currently  available  estimates and judgments of the Company's management.  We express no opinion as to any financial  forecasts,  estimates or forward-looking information of the Company or the assumptions on which they were based. We have relied,  with your consent,  on advice of the outside counsel and the  independent  accountants  to the  Company,  and on the  assumptions  of the management  of the  Company,  as to all  accounting,  legal,  tax and  financial reporting matters with respect to the Company and the Agreement.

      We have assumed the Transaction will be consummated  pursuant to the terms of  the  Agreement  without  further  amendments  thereto  following  the  first amendment on June 29, 2007 and without  waiver by any party of any conditions or obligations thereunder. In arriving at our opinion, we have assumed that all the necessary regulatory approvals and consents required for the Transaction will be obtained  in a manner  that will not  adversely  affect the Company or alter the terms of the Transaction.

      In  arriving at our  opinion,  we have not  performed  any  appraisals  or valuations of any specific assets or liabilities (fixed, contingent or other) of the Company, and have not been furnished with any such appraisals or valuations.
The analyses  performed by Piper Jaffray & Co. in  connection  with this opinion were going concern  analyses.  We express no opinion  regarding the  liquidation value of the Company.  Without limiting the generality of the foregoing, we have undertaken  no  independent  analysis of any pending or  threatened  litigation, regulatory action,  possible unasserted claims or other contingent  liabilities, to which the Company or any of its affiliates is a party or may be subject,  and at the  direction  of the Company  and with its  consent,  our opinion  makes no assumption  concerning,  and therefore does not consider, the possible assertion of claims, outcomes or damages arising out of any such matters.

      This opinion is necessarily based upon the information available to us and facts and  circumstances as they exist and are subject to evaluation on the date hereof;  events  occurring  after the date hereof  could  materially  affect the assumptions  used in preparing  this opinion.  We are not expressing any opinion herein as to the  price at which  shares of  common  stock of the  Company  have traded or such stock may trade  following  announcement of the Transaction or at any future time.  We have not  undertaken  to reaffirm or revise this opinion or otherwise  comment  upon any events  occurring  after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

      This  opinion is  directed  to the board of  directors  of the  Company in connection with its  consideration  of the Transaction and is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder  should vote with respect to the  Transaction.  Except with respect  to the use of this  opinion  in  connection  with the  proxy  statement relating to the  Transaction in accordance  with our engagement  letter with the
Company,  this opinion shall not be published or otherwise  used,  nor shall any public references to us be made, without our prior written approval.

      This opinion  addresses  solely the  fairness,  from a financial  point of view, to holders of common stock of the Company of the proposed consideration to be received in the Transaction and does not address any other terms or agreement relating  to the  Transaction.  We were not  requested  to opine as to, and this opinion does not address,  the basic business decision to proceed with or effect the  Transaction,  the merits of the  Transaction  relative  to any  alternative transaction  or business  strategy  that may be  available  to the  Company,  or
Purchaser's ability to fund the consideration for the Transaction.

      Based upon and subject to the  foregoing and based upon such other factors as we consider relevant, it is our opinion that the consideration to be received in the  Transaction is fair,  from a financial  point of view, to the holders of common stock of the Company as of the date hereof.

Sincerely,

/s/ PIPER JAFFRAY & CO.

PIPER JAFFRAY & CO.

                                      C-2

                                     ANNEX D

               SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW

SS. 262. APPRAISAL RIGHTS.

(a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word
"stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words
"depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss.
251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of
this title:

      (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders;
and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

      (2)   Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252,
254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph;
or

            d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                                      D-1

      (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

(d)   Appraisal rights shall be perfected as follows:

      (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective;
or

      (2)   If the merger or consolidation was approved pursuant to ss. 228 or
ss. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal

                                      D-2

rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares.
Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f)   Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of
Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h)   After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the
Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i)   The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j)   The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

                                      D-3

(k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the
Court, and such approval may be conditioned upon such terms as the Court deems just.

(l)   The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                      D-4

                             SPECIAL MEETING OF STOCKHOLDERS OF

                                   EVERLAST WORLDWIDE INC.

                                   [_______________], 2007

                                 Please date, sign and mail
                                   your proxy card in the
                                  envelope provided as soon
                                        as possible.

         V Please detach along perforated line and mail in the envelope provided. V
--------------------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND
   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
                                       SHOWN HERE |X|

1. To adopt the Agreement and Plan of Merger,   2. To approve the    FOR   AGAINST  ABSTAIN
   dated as of June 28, 2007, as amended on        adjournment of    |__|    |__|     |__|
   June 29, 2007 (as so amended, the "Merger       the special
   Agreement"), by and among Brands Holdings       meeting, if
   Limited, EWI Acquisition, Inc. and              necessary or
   Everlast Worldwide Inc. (the "Company"),        appropriate, to
   pursuant to which, each share of the            solicit
   Company's common stock, other than any          additional
   such share held by Brands Holdings              proxies if
   Limited, EWI Acquisition, Inc. or us, or        there are
   by the Company's stockholders who perfect       insufficient
   appraisal rights under Delaware law, will       votes at the
   automatically be converted into the right       time of the
   to receive merger consideration of $33.00       special meeting
   per share of common stock, in cash,             to adopt the
   without interest.                               Merger
                                                   Agreement.
|_|   FOR
|_|   AGAINST
|_|   ABSTAIN

                                                3. In their discretion, the Proxies are
                                                   authorized to consider and take action
                                                   upon such other matters as may properly
                                                   come before the meeting or any
                                                   adjournment thereof.

-----------------------------------------------

To change the address on your account, please    PROPERLY EXECUTED PROXIES WILL BE VOTED IN
check the box at right and indicate your new          THE MANNER DIRECTED HEREIN BY THE
address in the address space above. Please note    UNDERSIGNED. IF NO SUCH DIRECTIONS ARE
that changes to the registered name(s) on the       GIVEN, SUCH PROXIES WILL BE VOTED FOR
account may not be submitted via this method.                PROPOSALS 1 AND 2.
|_|
                                                 The undersigned revokes any prior proxies
                                                 to vote the shares covered by this proxy.

                                                 PLEASE SIGN, DATE AND MAIL THIS PROXY
                                                 PROMPTLY IN THE ENCLOSED REPLY ENVELOPE
                                                 WHICH REQUIRES NO POSTAGE IF MAILED IN THE
                                                 UNITED STATES.

Signature of                                   Signature of
Stockholder                       Date:        Stockholder                      Date:
             --------------------       -----              --------------------       -----

NOTE:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                   EVERLAST WORLDWIDE INC.
                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               SPECIAL MEETING OF STOCKHOLDERS

                                      [________], 2007

      The undersigned hereby appoints Messrs. Seth A. Horowitz and James K. Anderson, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock, par value $.002 per share, of Everlast Worldwide Inc. (the "Company") held of record by the undersigned at the close of business on July 26, 2007 at the special meeting of stockholders of the Company to be held on [______], 2007 at [___]:00 [__].m., [______]
Time, at [______], or at any adjournment thereof, on the matters described in the Notice of
Special Meeting of Stockholders and proxy statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

             (CONTINUED, AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE.)

                             SPECIAL MEETING OF STOCKHOLDERS OF

                                   EVERLAST WORLDWIDE INC.

                                    [_____________], 2007

                                  PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in
the envelope provided as soon as possible.

-OR-

TELEPHONE - Call toll-free 1-866-894-0537 from     COMPANY  NUMBER
any touch-tone telephone and follow the
instructions. Have your proxy card available       ACCOUNT  NUMBER
when you call.

-OR-

INTERNET - Access "www.continentalstock.com" and
follow the on-screen instructions. Have your
proxy card available when you access the web
page.

You may enter your voting instructions at 1-866-894-0537 or www.continentalstock.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

        V Please detach along perforated line and mail in the envelope provided IF V you are not voting via telephone or the internet.
--------------------------------------------------------------------------------------------

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. PLEASE SIGN, DATE AND
   RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS
                                       SHOWN HERE |X|

1. To adopt the Agreement and Plan of Merger,   2. To approve the    FOR   AGAINST  ABSTAIN
   dated as of June 28, 2007, as amended on        adjournment of    |__|    |__|     |__|
   June 29, 2007 (as so amended, the "Merger       the special
   Agreement"), among Brands Holdings              meeting, if
   Limited, EWI Acquisition, Inc. and              necessary or
   Everlast Worldwide Inc. (the "Company"),        appropriate, to
   pursuant to which, each share of the            solicit
   Company's common stock, other than any          additional
   such share held by Brands Holdings              proxies if
   Limited, EWI Acquisition, Inc. or us, or        there are
   by the Company's stockholders who perfect       insufficient
   appraisal rights under Delaware law, will       votes at the
   automatically be converted into the right       time of the
   to receive merger consideration of $33.00       special meeting
   per share of common stock, in cash,             to adopt the
   without interest.                               Merger
                                                   Agreement.
|_|   FOR
|_|   AGAINST
|_|   ABSTAIN

                                                3. In their discretion, the Proxies are
                                                   authorized to consider and take action
                                                   upon such other matters as may properly
                                                   come before the meeting or any
                                                   adjournment thereof.

-----------------------------------------------

To change the address on your account, please    PROPERLY EXECUTED PROXIES WILL BE VOTED IN
check the box at right and indicate your new          THE MANNER DIRECTED HEREIN BY THE
address in the address space above. Please note    UNDERSIGNED. IF NO SUCH DIRECTIONS ARE
that changes to the registered name(s) on the       GIVEN, SUCH PROXIES WILL BE VOTED FOR
account may not be submitted via this method.                PROPOSALS 1 AND 2.
|_|
                                                 The undersigned revokes any prior proxies
                                                 to vote the shares covered by this proxy.

                                                 PLEASE SIGN, DATE AND MAIL THIS PROXY
                                                 PROMPTLY IN THE ENCLOSED REPLY ENVELOPE
                                                 WHICH REQUIRES NO POSTAGE IF MAILED IN THE
                                                 UNITED STATES.

Signature of                                   Signature of
Stockholder                       Date:        Stockholder                      Date:
             --------------------       -----              --------------------       -----

NOTE:   Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.